                                                                         ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                        MIRANT AMERICAS GENERATION, INC.
                                   FACILITIES

                                   ---------
                                   R.W. BECK
                                   ---------

                  [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                                     ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                   MIRANT AMERICAS GENERATION, INC. FACILITIES

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION.................................................................A-1

MIRANT MID-ATLANTIC FACILITIES...............................................A-4
   Description of the Facilities.............................................A-4
   Operation and Maintenance.................................................A-7
   Operating History.........................................................A-8
   Environmental Assessment..................................................A-9

MIRANT CALIFORNIA FACILITIES................................................A-11
   Description of the Facilities............................................A-11
   Operation and Maintenance................................................A-13
   Operating History........................................................A-14
   Environmental Assessment.................................................A-15

MIRANT NEW YORK FACILITIES..................................................A-17
   Description of the Facilities............................................A-17
   Operation and Maintenance................................................A-20
   Operating History........................................................A-20
   Environmental Assessment.................................................A-21

MIRANT NEW ENGLAND FACILITIES...............................................A-23
   Description of the Facilities............................................A-23
   Operation and Maintenance................................................A-25
   Operating History........................................................A-26
   Environmental Assessment.................................................A-27

MIRANT TEXAS FACILITY.......................................................A-29
   Description of the Bosque Facility.......................................A-29
   Operation and Maintenance................................................A-30
   Operating History........................................................A-30
   Construction Status of Bosque Unit 3.....................................A-31
   Environmental Assessment.................................................A-31

STATE LINE FACILITY.........................................................A-32
   Description of the State Line Facility...................................A-32
   Operation and Maintenance................................................A-32
   Operating History........................................................A-33
   Environmental Assessment.................................................A-33

MIRANT WISCONSIN FACILITY...................................................A-35
   Description of the Neenah Facility.......................................A-35
   Operation and Maintenance................................................A-36
   Operating History........................................................A-36
   Environmental Assessment.................................................A-37

                                     ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                   MIRANT AMERICAS GENERATION, INC. FACILITIES

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

PROJECTED OPERATING RESULTS.................................................A-38
   Annual Operating Revenues................................................A-38
   Annual Operating Expenses................................................A-41
   Capital Expenditures.....................................................A-42
   Annual Interest..........................................................A-42
   Interest Coverage........................................................A-42
   Sensitivity Analyses.....................................................A-43
   Summary Comparison of Projected Operating Results........................A-43

PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS
USED IN THE PROJECTION OF OPERATING RESULTS.................................A-44

CONCLUSIONS.................................................................A-46

EXHIBITS
   EXHIBIT A-1    Base Case Projected Operating Results.....................A-48
   EXHIBIT A-2    Sensitivity A - Low Fuel Market Price Scenario............A-65
   EXHIBIT A-3    Sensitivity B - High Fuel Market Price Scenario...........A-69
   EXHIBIT A-4    Sensitivity C - Capacity Overbuild Market Price
                                   Scenario.................................A-73
   EXHIBIT A-5    Sensitivity D - High Hydro Market Price Scenario..........A-77
   EXHIBIT A-6    Sensitivity E - Breakeven Market Prices with Fuel
                                   Correlation..............................A-81
   EXHIBIT A-7    Sensitivity F - Reduced Availability......................A-85
   EXHIBIT A-8    Sensitivity G - Increased Heat Rate.......................A-89
   EXHIBIT A-9    Sensitivity H - Increased Operating Expenses..............A-93
   EXHIBIT A-10  Operating History..........................................A-97

                       Copyright (C) 2001 R. W. Beck, Inc.
                               All Rights Reserved

                           [Letterhead of R.W. Beck]
                                                                  April 26, 2001

Mirant Americas Generation, Inc.
1155 Perimeter Center West
Atlanta, Georgia  30338

Subject:   Independent Engineer's Report on the
           Mirant Americas Generation, Inc. Facilities

                                  INTRODUCTION

            Presented herein is the report (the "Report") of our review and analyses of 73 generating units owned by subsidiaries and affiliates of Mirant Americas Generation, Inc. ("Mirant Generation") and located in the states of Maryland, Virginia, California, New York, Massachusetts, Texas, Indiana, and Wisconsin, as described in more detail herein (the "Mirant Generation Facilities"). A map showing the locations of the Mirant Generation Facilities is presented in Figure A-1. Neither our review, nor the accompanying financial projections, has included the five units comprising the Martha's Vineyard Facility nor Mirant Generation's 9 megawatt ("MW") ownership interest in the Wyman Facility. The Report represents a summary of our review and analyses. Additional detail regarding the Mirant Generation Facilities is available in the Supplement to the Independent Engineer's Report (the "Supplement"). The Supplement is publicly available on the Securities and Exchange Commission's EDGAR system as an exhibit to a current report on Form 8-K furnished by Mirant Corporation ("Mirant") pursuant to Regulation FD. The EDGAR system may be accessed at www.sec.gov.

            Mirant Generation is an indirect wholly-owned subsidiary of Mirant, formerly known as Southern Energy, Inc. Mirant Generation is expected to issue $500,000,000 of 7.625% Senior Notes due 2006 (the "2006 Notes"), $850,000,000 of
8.300% Senior Notes due 2011 (the "2011 Notes"), and $400,000,000 of 9.125%
Senior Notes due 2011 (the "2031 Notes" and, together with the 2006 and 2011 Notes, the "Notes").

            The Mirant Generation Facilities consist of steam-driven, coal-fired, gas-fired and oil-fired electric generating units, as well as hydroelectric facilities, diesels and combustion turbine ("CT") units fired by either gas or oil. The Mirant Generation Facilities are presented in this report according to geographic location. The Mirant Generation Facilities consist of the following facilities: (1) the Mid-Atlantic generating facilities (the "Mirant Mid-Atlantic Facilities"), which consist of the Chalk Point, Dickerson, Morgantown and Potomac River generating facilities; (2) the Mirant California generating facilities (the "Mirant California Facilities"), which consist of the Contra Costa, Pittsburg and Potrero generating facilities; (3) the Mirant New York generating facilities (the "Mirant New York Facilities"), which consist of the Bowline and Lovett generating facilities as well as certain hydroelectric facilities (the "Hydroelectric Facilities") and certain combustion turbines (the "NY CTs"); (4) the Mirant New England generating facilities (the "Mirant New England Facilities"), which consist of the Canal, Martha's Vineyard and Kendall generating facilities and an ownership interest in the Wyman generating facility; (5) the Mirant Texas generating facility (the "Mirant Texas Facility"), which consists of the Bosque generating facility; (6) the State Line Energy generating facility (the "State Line Facility"); and (7) the Mirant Wisconsin generating facility (the "Mirant Wisconsin Facility"), which consists of the Neenah generating facility.

            Four of the Mirant Generation Facilities currently sell at least a portion of their generation under various types of power purchase agreements. Certain other power purchase agreements have been assigned to other

Mirant entities such that they do not impact the payment of interest on the Notes. One business unit sells thermal energy under a steam sales agreement. Fuel for the Mirant Generation Facilities is generally purchased under short-term contract.

            A summary of the Mirant Generation Facilities is presented in Table
1. As shown in Table 1, the Mirant Generation Facilities have a combined summer generating capability of 12,480 MW, of which 46 percent is gas-fired, 30 percent is coal-fired, 24 percent is oil-fired, and less than 1 percent is hydroelectric. Eighty-two percent of the Mirant Generation Facilities' summer generating capability is steam turbine technology, 2 percent is combined-cycle technology, and 15 percent is CT technology, with the remaining 1 percent made up of diesel and hydroelectric technology. With respect to dispatch type, 31 percent of the summer generating capability is projected to be dispatched to serve base-load, 48 percent to serve intermediate load, and 21 percent to serve peaking load requirements.

                                     Table 1
                          Mirant Generation Facilities
                          Summer Generating Capability
                                      (MW)

                                                       Base-Load    Intermediate   Peaking       Total
     Facility           Fuel Type      Technology      Capacity       Capacity    Capacity      Capacity
     --------           ---------      ----------      --------       --------    --------      --------
Mirant Mid-Atlantic
   Chalk Point(1)(2)   Coal/Oil/Gas      Steam/CT          683         1,224          516         2,423
   Dickerson(3)        Coal/Oil/Gas      Steam/CT          546            --          291           837
   Morgantown(3)         Coal/Oil        Steam/CT        1,164            --          248         1,412
   Potomac River(1)      Coal/Oil         Steam            306           176           --           482
                                                         -----         -----        -----         -----
                                                         2,699         1,400        1,055         5,154

Mirant California
   Contra Costa             Gas           Steam             --           680           --           680
   Pittsburg                Gas           Steam             --         1,332          600         1,932
   Potrero                Gas/Oil        Steam/CT           --           206          144           350
                                                         -----         -----        -----         -----
                                                            --         2,218          744         2,962
Mirant New York
   Bowline                Gas/Oil         Steam             --         1,212           --         1,212
   Lovett                Oil/Coal         Steam            365            --           67           432
   New York CTs           Gas/Oil           CT              --            --           76            76
   Hydros                   N/A           Hydro             17            --           27            44
                                                         -----         -----        -----         -----
                                                           382         1,212          170         1,764
Mirant New England
   Canal                  Oil/Gas         Steam             --         1,112           --         1,112
   Kendall                Oil/Gas        Steam/CT           --            --           97            97
   Martha's Vineyard        Oil           Diesel            --            --           14            14
   Wyman                    Oil           Steam             --             9           --             9
                                                         -----         -----        -----         -----
                                                            --         1,121          111         1,232
Mirant Texas
   Bosque                   Gas           CT/CC            236(4)         --          308           544(3)

State Line                 Coal           Steam            515            --           --           515

Mirant Wisconsin
   Neenah                   Gas             CT              --            --          309           309
                                                         -----         -----        -----         -----
TOTAL CAPACITY                                           3,832         5,951        2,697        12,480

----------
(1) Includes assets that are owned by Mirant that are subject to a capital contribution agreement between Mirant and Mirant Generation.
(2) Includes an 84 MW turbine owned by third party as to which a subsidiary of Mirant Mid-Atlantic has the operating rights and the right to the output.
(3)   Includes assets that are leased by Mirant.
(4) Includes 236 MW Bosque Unit 3, which is under construction and expected to begin commercial operation in June 2001.

                                   Figure A-1
                          Mirant Generation Facilities
                               Facility Locations

                                  [MAP OMITTED]

            During the course of our review, we visited and made general field observations of the Mirant Generation Facilities and the sites of the Mirant Generation Facilities. The general field observations were visual, above-ground examinations of selected areas which we deemed adequate to comment on the existing condition of the sites but which were not in the level of detail necessary to reveal conditions with respect to geological or environmental conditions, the internal physical condition of any equipment, or the conformance with agreements, codes, permits, rules, or regulation of any party having jurisdiction with respect to the sites. We did not visit the sites of the Bosque or Neenah Facilities.

            In addition, we have reviewed: (1) the status of permits and approvals and compliance with those permits; (2) environmental assessment reports; (3) the historic and projected levels of production of the Mirant Generation Facilities; (4) the historic and projected operating and maintenance expenses of the Mirant Generation Facilities; (5) the projected revenues of the Mirant Generation Facilities; (6) historical operating records of the Mirant Generation Facilities; and (7) operating programs and procedures. Based on our review, we have prepared a projection of revenues and expenses of the Mirant Generation Facilities and interest coverage ratios, which are attached as Exhibits A-1 through A-9 to this Report (the "Projected Operating Results").

            In developing the Projected Operating Results, we have relied upon a report by PA Consulting Group ("PA Consulting") attached as Annex B to the Offering Circular, of which this Report is a part, for projections of the Mirant Generation Facilities' electricity sales, revenues, and fuel costs. We have not reviewed PA Consulting's methodology and approach in its development of these projections but instead have based our reliance upon their previous experience in developing similar projections.

                         MIRANT MID-ATLANTIC FACILITIES

Description of the Facilities

            The Mirant Mid-Atlantic Facilities consist of generating units located at four separate facility sites in Maryland and Virginia, as well as other ancillary facilities. The generating units consist of the Chalk Point power plant located in Prince George's County, Maryland (the "Chalk Point Facility"); the Dickerson power plant located in Montgomery County, Maryland (the "Dickerson Facility"); the Morgantown power plant located in Charles County, Maryland (the "Morgantown Facility"); and the Potomac River power plant located in Alexandria, Virginia (the "Potomac River Facility"). Mirant Mid-Atlantic, LLC, an indirect wholly-owned subsidiary of Mirant, and its subsidiaries and affiliates (collectively, "Mirant Mid-Atlantic") own the Chalk Point Facility (except for a CT owned by the Southern Maryland Electric Cooperative ("SMECO")) and the Potomac River Facility. Mirant Mid-Atlantic also owns or leases the Dickerson Facility and the Morgantown Facility. In addition, Mirant Mid-Atlantic owns the following assets and related facilities: (1) the Production Service Center (the "PSC"), which is an engineering and maintenance service facility; (2) a fuel oil delivery pipeline and associated pumping and storage facilities for supplying fuel oil to the Chalk Point and Morgantown Facilities (the "Piney Point Pipeline"); and (3) the Faulkner ash storage facility ("Faulkner"), the Brandywine ash storage facility ("Brandywine"), and the Westland ash storage facility ("Westland", and together with Faulkner and Brandywine, the "Ash Storage Facilities"). The Mirant Mid-Atlantic Facilities, the PSC, the Piney Point Pipeline, and the Ash Storage Facilities were purchased from Potomac Electric Power Company ("Pepco") in December 2000.

      The Chalk Point Facility

            The Chalk Point Facility is located approximately 45 miles southeast of Washington, DC on a 1,160-acre site at the confluence of the Patuxent River and Swanson Creek in Prince George's County, Maryland.

            The Chalk Point Facility is comprised of four conventional steam turbine units and seven simple-cycle CTs, with a total net summer generating capacity of 2,423 MW as listed in Table 2. Included in this amount is Mirant Mid-Atlantic's entitlement to the output of one on-site 84 MW CT that is owned by SMECO. The Chalk Point Facility is the largest of the Mirant Mid-Atlantic Facilities and provides base-load, intermediate and peaking generation and is capable of utilizing a variety of fuels.

                                     Table 2
                              Unit Characteristics
                              Chalk Point Facility

                                                      Summer      Full Load
                                       In-Service    Capacity     Heat Rate     Dispatch
           Unit           Fuel            Date         (MW)       (Btu/kWh)       Type
           ----          ------          ------        ----       ---------      -----
      Units 1 & 2       Coal/Gas       1964/1965          683        9,350     Base-load
      Units 3 & 4     No. 6 Oil/Gas    1975/1981        1,224       10,140    Intermediate
      CT 1              No. 2 Oil         1967             18       12,300      Peaking
      CT 2              No. 2 Oil         1974             30       12,300      Peaking
      CTs 3 & 4       Gas/No. 2 Oil    1991/1991          170       12,300      Peaking
      CTs 5 & 6       Gas/No. 2 Oil    1991/1991          214       11,700      Peaking
      SMECO CT        Gas/No. 2 Oil       1990             84       12,500      Peaking
                                                        -----
      Total                                             2,423

            In addition, the Chalk Point Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal, No. 6 residual oil, or natural gas to fire steam boilers has been common for many years, as has the firing of natural gas or No. 2 distillate oil in CTs. The Chalk Point Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have required, new technologies have been "backfit" into the Chalk Point Facility to improve operations, environmental compliance, and efficiencies. Major examples of this include the conversion of Chalk Point Units 1 and 2 to balanced draft operation and installation of new, more efficient precipitators in the early 1980s, provision of gas firing capability for Chalk Point Units 1 and 2 in the 1990s, and replacement of the control systems of Chalk Point Units 1 and 2.

            In general, Chalk Point Units 1 and 2 have been normally base-loaded, which is common for large, coal-fired units which are generally designed for this type of operation. The Chalk Point Units 3 and 4 have been generally used in intermediate service. Many large steam units were originally designed for base-load service and later converted to peaking service. Some of these converted units experienced thermal cycling damage such as cracking of major steam generator and turbine components, accelerated erosion of turbine components, and operational difficulties with systems that were not designed to be cycled on and off frequently. However, Chalk Point Units 3 and 4 were intended for peaking service when originally proposed, and as such, the equipment was designed to take frequent start/stop cycles into account. Having had numerous opportunities to inspect the units during the 25- to 30-year period they have been in operation, the operators have reported that the equipment has performed well and does not exhibit to any great degree any of the problems usually associated with the cycling of large steam units.

      The Dickerson Facility

            The Dickerson Facility is located approximately 31 miles northwest of Washington, DC and 12 miles south of Frederick, Maryland on a 1,001-acre site less than a mile downstream from the confluence of the Potomac River and Monocacy River in northwestern Montgomery County, Maryland.

            The Dickerson Facility is comprised of three conventional steam turbine units and three simple-cycle CTs (CT D1, CT H1, and CT H2), with a total net summer generating capacity of 837 MW as listed in Table 3. The Dickerson Facility provides base-load and peaking generation and is capable of using both coal and No. 2 oil for fuel in the steam units, No. 2 oil in Dickerson CT D1 and both gas and No. 2 oil in Dickerson CTs H1 and H2.

                                     Table 3
                              Unit Characteristics
                               Dickerson Facility

                                                 Summer    Full Load
                                  In-Service    Capacity   Heat Rate   Dispatch
         Unit         Fuel           Date         (MW)     (Btu/kWh)     Type
         ----        ------         ------        ----     ---------     -----
    Units 1-3    Coal/No. 2 Oil   1959/60/62       546       9,550     Base-load
    CT D1          No. 2 Oil         1967           13      13,500      Peaking
    CTs H1 & H2  Gas/No. 2 Oil     1992/1993       278      11,500      Peaking
                                                   ---
    Total                                          837

            In addition, the Dickerson Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal or No. 2 distillate oil to fire steam boilers has been common for many years, as has the firing of natural gas or No. 2 distillate oil in CTs. The Dickerson Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have required, new technologies have been "backfit" into the Dickerson Facility to improve operations, environmental compliance, and efficiencies. Major examples of this include the installation of wet particulate scrubbers to Dickerson Unit 3 in 1972 and to Dickerson Units 1 and 2 in 1978, and replacement of the pneumatic control systems of Dickerson Units 1, 2 and 3 in 1999.

            In general, Dickerson Units 1, 2 and 3 have been normally base-loaded, which is common for medium sized coal-fired units located close to a metropolitan area.

      The Morgantown Facility

            The Morgantown Facility is located approximately 50 miles south of Washington, DC on a 620-acre site adjacent to the Potomac River near Newburg in Charles County, Maryland.

            The Morgantown Facility is comprised of two conventional steam turbine units and six simple-cycle CTs, with a total net summer generating capacity of 1,412 MW as listed in Table 4. The Morgantown Facility provides base-load and peaking generation and is capable of utilizing both coal and oil for fuel.

                                     Table 4
                              Unit Characteristics
                               Morgantown Facility

                                                  Summer    Full Load
                                     In-Service  Capacity   Heat Rate   Dispatch
        Unit            Fuel            Date       (MW)     (Btu/kWh)     Type
        ----           ------          ------      ----     ---------    -----
    Units 1 & 2    Coal/No. 6 Oil    1970/1971    1,164         9,050  Base-load
    CTs 1 & 2      No. 2 Oil         1970/1971       32        14,650   Peaking
    CTs 3-6        No. 2 Oil            1973        216        12,600   Peaking
                                                  -----
    Total                                         1,412

            In addition, the Morgantown Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal or No. 6 residual oil to fire steam boilers has been common for many years, as has the firing of No. 2 distillate oil in CTs. The

Morgantown Facility, although designed and constructed a few years earlier than the Chalk Point Facility, shares many of the same technologies with the Chalk Point Facility.

            In general, Morgantown Units 1 and 2 have been normally base-loaded, which is common for large, coal-fired units which are generally designed for this type of operation.

      The Potomac River Facility

            The Potomac River Facility is located on a 25-acre site along the Potomac River in Alexandria, Virginia. The Potomac River Facility is comprised of five conventional steam turbine units, with a total net summer generating capacity of 482 MW as listed in Table 5. The Potomac River Facility provides base-load and intermediate generation and is capable of utilizing both coal and oil for fuel.

                                     Table 5
                              Unit Characteristics
                             Potomac River Facility

                                               Summer   Full Load
                                  In-Service  Capacity  Heat Rate     Dispatch
       Unit           Fuel           Date       (MW)    (Btu/kWh)       Type
       ----           ----           ----       ----    ---------       ----
    Units 1 & 2  Coal/No. 2 Oil    1949/1950     176      12,150    Intermediate
    Units 3-5    Coal/No. 2 Oil   1954/56/57     306       9,870     Base-load
                                                 ---
    Total                                        482

            In addition, the Potomac River Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal or No. 2 distillate oil to fire steam boilers has been common for many years. The Potomac River Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have required, new technologies have been "backfit" into the Potomac River Facility to improve operations, environmental compliance, and efficiencies. Major examples of this include the installation of new hot-side electrostatic precipitators ("ESPs") in 1979 and replacement of the control systems of Potomac River Units 1, 2, 3, 4 and 5.

            In general, Potomac River Units 1 and 2 have normally operated to serve intermediate load, which is common for smaller, coal-fired units of this vintage. The Potomac River Units 3, 4 and 5 have been normally base-loaded.

      Other Facilities

            The PSC, which is a 145,000-square foot engineering and maintenance facility serving the Mirant Mid-Atlantic Facilities; the Piney Point Pipeline, which supplies No. 6 residual fuel oil to the Chalk Point and Morgantown Facilities; and the Ash Storage Facilities, which receive and store the solid waste materials such as sludges, bottom ash and fly ash produced from the combustion of coal at the Mirant Mid-Atlantic Facilities, are described in more detail in the Supplement.

Operation and Maintenance

      Operation of the Mirant Mid-Atlantic Facilities

            The Mirant Mid-Atlantic Facilities are operated with operations personnel from Mirant Mid-Atlantic Services, LLC ("Mirant Mid-Atlantic Services"), an indirect wholly-owned subsidiary of Mirant. The Mirant Mid-Atlantic Facilities have no employees of their own. In conjunction with the acquisition of the Mirant Mid-Atlantic

Facilities from Pepco, Mirant Mid-Atlantic Services hired numerous Pepco personnel and currently provides all operations, maintenance and general management personnel to the Mirant Mid-Atlantic Facilities. Mirant Services, LLC ("Mirant Services"), a direct wholly-owned subsidiary of Mirant, provides executive personnel and administrative services to the Mirant Mid-Atlantic Facilities. As part of the purchase of the Mirant Mid-Atlantic Facilities, Mirant Mid-Atlantic Services was assigned the labor contracts for the non-exempt personnel at the Mirant Mid-Atlantic Facilities. Mirant Mid-Atlantic Services retained the services of most of the existing exempt personnel and completed the remaining staffing requirements via internal and external resources.

      Operating Programs and Procedures

            Mirant Mid-Atlantic Services adopted Pepco's operating practices and procedures, including its Generation Engineering and Maintenance Services department, and is in the process of coordinating, combining and improving these procedures to maximize the production capabilities of the Mirant Mid-Atlantic Facilities while minimizing the facilities' operating and maintenance costs. We have reviewed the general application of the various operating and maintenance ("O&M") programs and procedures within the Mirant Mid-Atlantic Facilities, including: preventive, corrective and predictive maintenance plans; operating procedures; and maintenance procedures originally put in place by Pepco. We did not review all aspects of these plans and procedures, but verified that all of the usual and necessary plans, procedures and documentation normally required to operate a facility of this type were in place.

            The PSC is the headquarters of the Mid-Atlantic Facilities and houses the offices of the PSC staff, training areas and a machine shop. The PSC staff provides numerous services to the Mid-Atlantic Facilities and has developed programs and procedures that have been implemented at all of the Mid-Atlantic Facilities. Additional discussion of the PSC is contained in the Supplement.

Operating History

            Operating data for the past several years of operation of the Mirant Mid-Atlantic Facilities was provided by Mirant Mid-Atlantic. The historical averages and corresponding future averages are summarized in Table 6. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                     Table 6
                                Operating History
                         Mirant Mid-Atlantic Facilities

                                                    Historical        Projected
                                                      Average          Average
                                                    (1996-2000)      (2001-2020)
                                                    -----------      -----------
            Net Capability Rating (MW)(1)
                    Chalk Point                         2,423            2,423
                    Dickerson                             837              837
                    Morgantown                          1,412            1,412
                    Potomac River                         482              482
            Net Generation (GWh)
                    Chalk Point                       5,753.8          8,234.9
                    Dickerson                         3,387.8          4,063.5
                    Morgantown                        7,402.9          7,960.2
                    Potomac River                     2,090.1          2,919.2
            Annual Net Heat Rate (Btu/kWh)(2)(3)
                    Chalk Point                        10,600            9,854
                    Dickerson                           9,757            9,737
                    Morgantown                          9,336            9,102
                    Potomac River                      11,069           10,767
            Net Capacity Factor (%)(3)
                    Chalk Point                          48.2             57.9
                    Dickerson                            66.4             72.9
                    Morgantown                           72.0             76.8
                    Potomac River                        54.1             69.6
            Equivalent Availability Factor (%)(3)
                    Chalk Point                          82.0             88.0
                    Dickerson                            84.1             90.0
                    Morgantown                           85.7             87.0
                    Potomac River                        89.7             88.0

            ----------
            (1)   Summer rating.
            (2) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decreases in annual average heat rates compared to historical heat rates result for some units due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (3) Represents weighted average by generation for annual net heat rate, net capacity and equivalent availability factor.

Environmental Assessment

      Environmental Site Assessment

            We have reviewed Phase I environmental site assessments ("ESAs") for each of the Mirant Mid-Atlantic Facilities, the Ash Storage Facilities, the PSC, and the pumping station (the "Ryceville Pumping Station") and oil terminal (the "Piney Point Oil Terminal") associated with the Piney Point Pipeline prepared by Pepco's environmental consultant to determine the consistency of their assessment with industry standards.

            The Phase I ESA reports, dated between December 13 and 16, 1999 consisted of site reconnaissance, interviews, review of facility files, and review of relevant government agency files, including files from the Maryland Department of the Environment ("MDE") and the Virginia Department of Environmental Quality ("VADEQ"). Additionally, we have reviewed comments from Pepco's environmental consultant regarding their follow-up site visits conducted between March 9 and 10, 2000 to the Mirant Mid-Atlantic Facilities, Ash Storage Facilities, the PSC, and the Ryceville Pumping Station. Pepco's environmental consultant stated that "no environmental conditions, other than those noted during the initial site reconnaissance conducted in June 1999, were observed." Additional discussion regarding the findings of Pepco's environmental consultant is included in the Supplement. We have also reviewed an updated report dated December 15, 2000 for the Mirant Mid-Atlantic Facilities prepared by Pepco's environmental consultant. Based on our review, we are of the opinion that the ESAs and updated report for the sites of the Mirant

Mid-Atlantic Facilities were conducted in a manner consistent with industry standards, using comparable industry protocols for similar studies with which we are familiar.

            The total projected costs for environmental concerns relating to potential site contamination issues are estimated by Mirant Mid-Atlantic to be approximately $12,500,000, which includes a contingency for currently unknown site contamination issues, if any, that may potentially develop in the future. The estimated costs for potential environmental projects have been included as capital expenditures and operation and maintenance expenses in the Projected Operating Results presented later in this Report. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant Mid-Atlantic Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant Mid-Atlantic Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant Mid-Atlantic Facilities with personnel working at the Mirant Mid-Atlantic Facilities and those working for Mirant Generation. The Mirant Mid-Atlantic Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement:

            o The location of the Mirant Mid-Atlantic Facilities in designated ozone non-attainment areas triggered the requirement of Reasonably Available Control Technology ("RACT"). A consent agreement with VADEQ dated July 10, 1998 instituted an emission-averaging plan for oxides of nitrogen ("NO(X)"), where emissions can be over-controlled at certain units to cover the other generating unit requirements.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act, including the United States Environmental Protection Agency ("USEPA") NO(X) State Implementation Plan ("SIP") Call and the Section 126 petitions, established a market based program for NO(X) allowances where units covered by the Act must possess NO(X) allowances to cover their emissions. Maryland has adapted regulations allocating allowances to individual units consistent with the Act beginning in 2000. The Virginia units will be subject to allowance requirements beginning in 2003 because Virginia did not sign the September 1994 Memorandum of Understanding ("MOU") among Eastern Regional Transport Commission states. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. The number of allowances allocated to the units and future price assumptions are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The Mirant Mid-Atlantic Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess sulfur dioxide ("SO(2)") allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. The number of allowances allocated to the units and future price assumptions are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Title IV of the Clean Air Act also imposes specific NO(X) emission limits that must be met (presumptive limits) by all coal units subject to the Act. The Potomac units opted early election into the program thereby deferring lower emission limits until 2008. The remaining units applied for Alternative Emission Limits ("AELs") to allow more flexibility in operation at emission levels higher than the presumptive limits. The AELs for Morgantown Units 1 and 2 have been approved. Should the AELs for the remaining units not be approved, the retrofit schedule of control equipment may need to be revised in order to comply with more stringent limits than the applied for AELs.

            o Certain capital expenditures along with associated O&M costs have been identified by Mirant Mid-Atlantic to comply with future environmental requirements; however, Mirant Mid-Atlantic regularly reevaluates cost-effective alternatives to achieve compliance with future environmental regulations. At this point in time, we believe it is reasonable to assume such installations, costs and associated emission rates in the Projected Operating Results with the actual decision to install being made at a later date based on economic evaluations. For the purposes of the Projected Operating Results, based on discussions with Mirant Mid-Atlantic, we have assumed the installation of: (1) low-NO(X) burners at Chalk Point Units 1 and 2 in 2002; (2) selective catalytic reduction ("SCR") at Chalk Point Units 1 and 2 in 2006 and 2008, respectively; (3) separated overfired air ("SOFA") systems at Dickerson Units 1, 2, and 3 in 2002, 2003, and 2003, respectively; (4) SCR and selective non-catalytic reduction ("SNCR") at Morgantown Units 1 and 2 in 2006 and 2008, respectively; and (5) low-NO(X) burners and SOFA systems at Potomac River Units 3, 4, and 5 in 2007, 2007, and 2008, respectively. Specific emission rate assumptions are presented in the Supplement.

            o The Dickerson Facility is operating under a consent order for opacity. Presently, the Dickerson Facility is undertaking a testing program to verify the feasibility of converting the ESPs to wet ESPs. The capital expenditure for conversion is included in the Projected Operating Results. Should the testing prove to be unsuccessful, a more costly 2 option of adding baghouses is available.

            o In November 1999, the USEPA issued Notices of Violations ("NOVs") to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. None of the assets included herein have been issued such NOVs. Mirant received a request for information dated January 10, 2001 from the USEPA, pursuant to its authority under the Clean Air Act, requiring Mirant to provide records and information relevant to the operation and maintenance history of the Potomac River, Chalk Point, Dickerson and Morgantown Facilities. Mirant and Mirant Mid-Atlantic are in the process of responding to the request for information. While we cannot predict future USEPA actions, should such notices of violations be issued to any of the assets, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M costs at the Mirant Mid-Atlantic Facilities. Such potential regulations include mercury control, particulate matter of 2.5 microns or less ("PM(2.5)"), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes such as ash. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                          MIRANT CALIFORNIA FACILITIES

Description of the Facilities

            The Mirant California Facilities are owned by Mirant California, LLC ("Mirant California") through its direct wholly-owned subsidiaries Mirant Delta, LLC ("Mirant Delta") and Mirant Potrero, LLC ("Mirant Potrero"). Mirant California, Mirant Delta and Mirant Potrero are all indirect wholly-owned subsidiaries of Mirant Generation and are collectively referred to herein as "Mirant California". The Mirant California Facilities consist of the following three separate electric generating facilities: (1) the 680 MW (net) Contra Costa power plant (the "Contra Costa Facility") located approximately 2.5 miles east of Antioch, California; (2) the 1,932 MW (net) Pittsburg power plant (the "Pittsburg Facility") located near Pittsburg, California; and (3) the 350 MW
(net) Potrero power plant (the "Potrero Facility") located in the southeast portion of the City and County of San Francisco on the western shore of San Francisco Bay. The Pittsburg and Contra Costa Facilities (the "Delta Facilities") are owned by Mirant Delta. The

Portrero Facility is owned by Mirant Portrero. The Delta Facilities and the Potrero Facility are collectively referred to herein as the "Mirant California Facilities". The Mirant California Facilities were acquired from PG&E in April 16, 1999. Mirant California also maintains an administrative and business support office in Walnut Creek, California.

      The Contra Costa Facility

            The Contra Costa Facility consists of two operating units, Contra Costa Units 6 and 7, with a combined capacity of 680 MW. Contra Costa Units 1, 2 and 3 were decommissioned in 1994, but could run, if required, with capital expenditure and permit reinstatement. Contra Costa Units 4 and 5 are operated solely as synchronous condensers and their capability is not included in the stated capacity.

            The Contra Costa Facility is located on a single 168-acre parcel in the unincorporated area of Contra Costa County along the San Joaquin River Delta. The site is approximately 2.5 miles east of Antioch and 10 miles upstream from the Pittsburg Facility. PG&E retained approximately 20 acres of the parcel containing the switchyard, transmission lines and other transmission related equipment. PG&E also retained a portion of the gas pipeline and the necessary easements to service the gas pipeline and transmission equipment.

            Contra Costa Units 6 and 7 are each comprised of two steam turbine generators with a combined net generating capacity of 680 MW. The Contra Costa Units 6 and 7 were placed in service in 1964 as natural gas fired and oil fired units, however are no longer capable of firing oil without substantial changes to the boiler burners and permits.

            Contra Costa Units 4 and 5, which no longer operate as generating units, each operate as synchronous condensers. The units were originally commissioned as generating units but were converted to synchronous condensers in 1993 and 1997, respectively. Contra Costa Unit 4 is rated at 148 MVAR (net) while Contra Costa Unit 5 carries a rating of 104 MVAR (net).

                                     Table 7
                              Unit Characteristics
                              Contra Costa Facility

                                           Summer     Full Load
                            In-Service    Capacity    Heat Rate     Dispatch
         Unit        Fuel      Date         (MW)      (Btu/kWh)       Type
         ----        ----      ----         ----      ---------       ----
     Units 6 & 7     Gas       1964          680       10,100      Intermediate

      The Pittsburg Facility

            The Pittsburg Facility is located on approximately 1,086 acres of land along the Suisun Bay in Pittsburg, California. The Suisun Bay is the source of cooling water and the effluent cooling water is returned to the Suisun Bay. PG&E retained approximately 33 acres of the total parcel where the PG&E-owned switchyard exists.

            The Pittsburg Facility consists of seven units with a total net summer generating capacity of 1,932 MW as listed in Table 8. The Pittsburg Facility boilers were originally designed to burn natural gas as a primary fuel with fuel oil as back up fuel, but are no longer capable of firing oil without changes to the boiler burners and permits.

                                     Table 8
                              Unit Characteristics
                               Pittsburg Facility

                                            Summer     Full Load
                             In-Service    Capacity    Heat Rate     Dispatch
         Unit        Fuel       Date         (MW)      (Btu/kWh)       Type
         ----       ------     ------        ----      ---------      -----
    Units 1 - 4       Gas       1954           600       11,000      Peaking
    Units 5 & 6       Gas     1960/1961        650       10,000    Intermediate
    Unit 7            Gas       1972           682        9,800    Intermediate
                                             -----
    Total                                    1,932

      The Potrero Facility

            The Potrero Facility is located on the western shore of San Francisco Bay in the southeast portion of the City and County of San Francisco, California. The Potrero Facility is located on several parcels totaling approximately 36 acres. PG&E has retained approximately nine acres of the total parcel where the PG&E-owned switchyard exists.

            The Potrero Facility is comprised of a steam boiler plant and three CTs with a total net summer generating capacity of 350 MW as listed in Table 9. Potrero Units 4, 5, and 6 were placed in service in 1976 using No. 2 distillate fuel oil as a primary fuel.

                                     Table 9
                              Unit Characteristics
                                Potrero Facility

                                           Summer     Full Load
                            In-Service    Capacity    Heat Rate      Dispatch
      Unit       Fuel          Date         (MW)      (Btu/kWh)        Type
      ----       ----          ----         ----      ---------        ----
    Unit 3        Gas          1965          206        10,600     Intermediate
    CTs 4-6    No. 2 Oil       1976          144        13,600       Peaking
                                             ---
    Total                                    350

      Operation and Maintenance

            Operation of the Mirant California Facilities

            We have visited the Mirant California Facilities. The operating and maintenance programs, including: (1) operating procedures and programs; (2) preventive, predictive and corrective maintenance programs and procedures; (3) work management process; (4) work order and high energy piping inspection procedures; (5) reporting and documentation requirements; and (6) plant performance monitoring programs were previously reviewed at the Mirant California Facilities. During the site visits, the material condition of the plants was observed and discussions were held with plant operations and maintenance management.

            The operating programs at the Mirant California Facilities include the management, engineering, maintenance, financial, administrative and support groups necessary to operate and maintain the station in accordance with accepted industry operating practices. During discussions at the plants, the plant managers reported that there has been minimal personnel turnover in plant operations and maintenance.

            The plant managers at the Mirant California Facilities plan to increase productivity and realize savings through a number of operational changes, including broadening job definitions for operations and increased participation in day-to-day decision making at all levels of the organization.

            The Mirant California Facilities have instituted program initiatives that, if successful, will improve station operating and maintenance practices and performance. Included are performance management programs for station personnel; a maintenance planning process that will improve both preventive and corrective maintenance performance; and a team-based concept that will provide operating and maintenance personnel additional responsibility and authority to operate and maintain the plants while maintaining the necessary management guidance and oversight. These programs are geared to reducing operating and maintenance costs and improving station performance indicators. In addition, financial incentives are being provided, beginning in 2001, for employee generated cost savings and other improvements in plant operation and administrative processes.

      Operating Programs and Procedures

            PG&E is contracted under an operating and maintenance agreement to operate the Mirant California Facilities for two years under the direction of Mirant California management. At the end of the two-year period ending April 16, 2001, most PG&E employees are expected to be hired by Mirant California.

            The Mirant California maintenance department utilizes Maximo, which is the maintenance management system that has been selected by Mirant Generation for use in all of its generating plants. Corrective and preventive maintenance activities are documented and recorded using work orders. Maximo is used to manage the maintenance activities. A predictive and preventive maintenance program is employed at the plants.

            Major maintenance is presently scheduled on a three-year cycle for the boilers and a 6-year interval for the steam turbine-generators. The overhaul duration is typically six to eight weeks, depending on the scope of the work to be performed. Virtually all of the Mirant California Facilities' major maintenance for the next few years will be performed during outages dictated by the installation of SCR systems or low-NO(X) burners, both to reduce NO(X) emissions.

            Major outages are scheduled for Contra Costa Units 6 and 7 in 2000-2001 to install systems to reduce stack emissions. Low-NO(X) burners were recently installed on Contra Costa Unit 6. Contra Costa Unit 7 is scheduled for installation of a SCR system from March to June of 2001 with Contra Costa Unit 6 SCR installation scheduled for 2003.

            Major outages are scheduled for Pittsburg Units 1 through 7 within the next three years to install systems to reduce stack emissions or correct equipment concerns that are affecting reliability. Pittsburg Units 1 through 4 will retube the condensers and perform boiler repair work in 2001. Pittsburg Units 5 and 6 just completed installation of low-NO(X) burners and are scheduled to install SCRs in 2001-2002. Pittsburg Unit 7 is scheduled to install an SCR in 2003. The SCR outages will be between 14 and 20 weeks long.

            Potrero Unit 3 will have two major outages in the next four years, 2001 to retube the condenser and make boiler repairs as necessary and 2004 to install an SCR. The scheduled duration of these outages is 10 and 20 weeks respectively.

Operating History

            Operating data for the past several years of operation of the Mirant California Facilities was provided by Mirant California. The historical averages and corresponding future averages are summarized in Table 10. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 10
                                Operating History
                          Mirant California Facilities

                                                     Historical       Projected
                                                      Average          Average
                                                    (1996-2000)      (2001-2020)
                                                    -----------      -----------
            Net Capability Rating (MW)(1)
                    Contra Costa                          680             680
                    Pittsburg                           1,932           1,932
                    Potrero                               350             350
            Net Generation (GWh)
                    Contra Costa                      1,959.3         2,040.8
                    Pittsburg                         4,323.2         4,741.7
                    Potrero                             934.3           531.1
            Annual Net Heat Rate (Btu/kWh)(2)(3)
                    Contra Costa                       10,107           9,861
                    Pittsburg                          10,769          10,056
                    Potrero                            10,647          10,593
            Net Capacity Factor (%)(3)
                    Contra Costa                         33.4            34.3
                    Pittsburg                            29.9            29.5
                    Potrero                              47.2            25.3
            Equivalent Availability Factor (%)(3)
                    Contra Costa                         83.7            86.0
                    Pittsburg                            78.4            81.0
                    Potrero                              82.5            82.0

            ----------
            (1)   Summer rating.
            (2) Annual average based on levels of full- and part-load operation as projected by PA Consulting.
            (3) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.

Environmental Assessment

      Environmental Site Assessment

            In connection with the sale of the Mirant California Facilities, PG&E agreed to undertake any remediation (including during decommissioning) that relates to any pre-closing environmental condition or transmission environmental condition required by any governmental authority with jurisdiction over the Mirant California Facilities. If Mirant Delta or Mirant Potrero chooses to develop a plant other than a fossil-fueled power plant or a substantially similar industrial purpose, which development would make the costs of environmental remediation materially higher, PG&E's costs of remediation will be capped at the costs which would have been incurred if there had been no change in use. Long-term remediation activities and future remediation of residual contamination under structures on the plant sites are PG&E's responsibility. PG&E is not, however, responsible for other remediation work unless changes in environmental laws or in the environmental cleanup standards of a governmental authority require additional remediation. Due to the environmental indemnity in the Purchase and Sale Agreements which obligates PG&E to indemnify Mirant Potrero and Mirant Delta for pre-existing environmental conditions at the sites of the Mirant California Facilities, no funds for environmental remediation are included in the Projected Operating Results.

            In 1999, we reviewed Phase I and II ESA reports prepared in 1997 and 1998, respectively, for the Mirant California Facilities regarding investigations of known or potential site contamination issues in connection with the sites of the Mirant California Facilities. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the Mirant California Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Mirant California Facilities, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant California reported that, to its knowledge, the conditions at the sites of the Mirant California Facilities are materially similar to those presented in the 1997 and 1998 ESAs. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant California Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant California Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant California Facilities with Mirant California and Mirant Generation personnel. The Mirant California Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement:

            o During 1995, the Bay Area Air Quality Management District ("BAAQMD") amended Rule 9-11, which regulates the control of NO(X) and CO emissions from Utility Electric Power Generating Boilers. This Rule establishes specific "system-wide" emission limitations to be achieved by boilers greater than or equal to 250 MMBtu/hr. For purposes of this Report, "system-wide" emission limitations refers to all power generation owned and/or operated by Mirant California. This Rule will necessitate the installation of specific control equipment on certain of the existing units. Refer to the Supplement for additional information.

            o Certain capital expenditures along with associated O&M expenses have been identified by Mirant California to comply with future environmental requirements of Rule 9-11. At this point in time, we believe it is reasonable to assume such installations, costs and associated emission rates in the Projected Operating Results. For the purposes of the Projected Operating Results, based on discussions with Mirant California, we have assumed the installation of: (1) low-NO(X) burners on Contra Costa Unit 6 by February 2001 and a SCR System by May 2003; (2) SCR installation on Contra Costa Unit 7 by June 2001; (3) SCR installation on Pittsburg Unit 5 by July 2002; (4) SCR installation on Pittsburg Unit 6 by April 2002; (5) SCR installation on Pittsburg Unit 7 by May 2003; and (6) SCR installation on Potrero Unit 3 by May 2004. Specific emission rate assumptions used in the Projected Operating Results are given in the Supplement.

            o Pittsburg Units 1 through 4 will require SCR retrofits should they be kept operating so that compliance with Rule 9-11 can be achieved in the 2002-2004 timeframe. Capital expenditures and associated operating and maintenance expenses have been included in the Projected Operating Results.

            o The Mirant California Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M costs at the Mirant California Facilities. Such potential regulations include mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results. In addition, due to the fact that the Mirant California Facilities operate primarily on natural gas, the impact of these potential regulations is not likely to be significant.

            o The cooling water intakes for the Pittsburg and Contra Costa Facilities are located in a nursery area for striped bass, which is considered a valued fishery resource. The Pittsburg and Contra Costa Facilities are operating under a Resource Management Program required under the National Pollutant Discharge Elimination System ("NPDES") Permits that imposes certain restrictions on the thermal water outfall during the spawning period, considered to be between May and July of each year. The renewal of the NPDES Permit and the need to obtain a federal Take Permit for impacting endangered species will likely require additional capital expenditures and O&M expenses at the Mirant California Facilities. For the purposes of the Projected Operating Results, based on discussions with Mirant California, we have assumed the installation of Gunderbooms at the Contra Costa and Pittsburg Facilities. Gunderbooms are an aquatic filter barrier system that proposes to lessen the plant's cooling water system impact on the fish species by excluding them from entrainment and impingement as the full cooling water flow is drawn through a fabric barrier at low velocity. The actual decision to install the Gunderbooms will be made at a later date based on the outcome of the agency negotiations regarding the federal Take Permit. Refer to the Supplement for additional information.

                           MIRANT NEW YORK FACILITIES

Description of the Facilities

            The Mirant New York Facilities consist of generating units located at eight separate facility sites in New York. The thermal generating units consist of the Bowline power plant (the "Bowline Facility") owned by Mirant Bowline, LLC ("Mirant Bowline"); the Lovett power plant (the "Lovett Facility") owned by Mirant Lovett, LLC ("Mirant Lovett"); and the Hillburn power plant (the "Hillburn Facility"), all located in Rockland County, New York; and the Shoemaker power plant (the "Shoemaker Facility") located in Orange County, New York. The Hillburn and Shoemaker Facilities are referred to collectively as the "NY CT Facilities". The hydroelectric generating units (collectively, the "Hydroelectric Facilities") consist of the Mongaup power plant (the "Mongaup Facility"); the Swinging Bridge power plant (the "Swinging Bridge Facility"); the Rio power plant (the "Rio Facility"); and an operational interest in the Grahamsville power plant (the "Grahamsville Facility"). The NY CT Facilities and the Hydroelectric Facilities are owned by Mirant NY-Gen, LLC ("Mirant NY-Gen"). Each of Mirant Bowline, Mirant Lovett, and Mirant NY-Gen are indirect wholly-owned subsidiaries of Mirant Generation and are collectively referred to as "Mirant New York". All of these Facilities were acquired from Orange and Rockland Utilities, Inc. ("ORU") on July 1, 1999. There is an administrative and engineering office for the Mirant New York Facilities in Suffern, New York.

      The Bowline Facility

            The Bowline Facility is located approximately 35 miles north of New York City on a site of approximately 160 acres adjacent to the Hudson River in West Haverstraw, New York. In addition to the existing Bowline Facility property, an additional 98 acres of adjacent property is owned by Mirant Bowline, of which approximately 75 acres is in an upland area, and 23 acres are underwater acres in the Hudson River.

            The Bowline Facility is comprised of two conventional steam turbine units with a total net summer generating capacity of 1,212 MW as listed in Table
11. The Bowline Facility is the largest of the Mirant New York Facilities. It provides peaking and intermediate generation and is capable of utilizing both No. 6 fuel oil and natural gas.

                                    Table 11
                              Unit Characteristics
                                Bowline Facility

                                             Summer    Full Load
                               In-Service   Capacity   Heat Rate    Dispatch
      Unit           Fuel         Date        (MW)     (Btu/kWh)      Type
      ----          ------       ------       ----     ---------      -----
  Units 1 & 2   Gas/No. 6 Oil   1972/74       1,212      9,843     Intermediate

            In addition, the Bowline Facility has certain common facilities shared by both units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices and an electrical switchyard.

            The design and construction of electric utility generating units using natural gas or No. 6 fuel oil to fire steam boilers has been common for many years. The Bowline Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have been required, new technologies have been "backfit" into the Bowline Facility to improve operations, environmental compliance, and efficiencies. Examples of this include control system replacements, burner and combustion equipment upgrades, and the replacement of turbine components with improved designs.

            In general, Bowline Units 1 and 2 have been operated as intermediate units, although in recent years, due to equipment conditions, Bowline Unit 2 has been utilized more as a peaking unit.

            Planning is currently in progress for a third unit at the Bowline Facility. This unit would be a gas-fired combined cycle unit with a capacity of approximately 750 MW and would utilize natural gas from a new pipeline that is currently being developed. We have not included any of the costs or revenues associated with this planned new unit in the Projected Operating Results.

      The Lovett Facility

            The Lovett Facility is located approximately 40 miles north of New York City on a site of approximately 60 acres on the west bank of the Hudson River in Tompkins Cove, New York.

            The Lovett Facility is comprised of three conventional steam turbine units with a total net summer generating capacity of 432 MW, as listed in Table
12. The Lovett Facility provides both peaking and base-load generation and is capable of utilizing coal, No. 6 fuel oil and natural gas.

                                    Table 12
                              Unit Characteristics
                                 Lovett Facility

                                               Summer    Full Load
                                  In-Service  Capacity   Heat Rate   Dispatch
   Unit             Fuel             Date       (MW)     (Btu/kWh)     Type
   ----             ----             ----       ----     ---------     ----
  Unit 3      Gas/No. 6 Oil          1955         67       11,000    Peaking
  Unit 4    Coal/Gas/No. 6 Oil       1966        172       10,774    Base-load
  Unit 5    Coal/Gas/No. 6 Oil       1968        193       10,833    Base-load
                                                 ---
  Total                                          432

            In addition, the Lovett Facility has certain common facilities shared by the three units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices and an electrical switchyard. Lovett Units 1 and 2 were retired in 1995.

                  The design and construction of electric utility generating units using coal, natural gas or No. 6 fuel oil to fire steam boilers has been common for many years. The Lovett Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes were required, new technologies have been "backfit" into the Lovett Facility to improve operations, environmental compliance, and efficiencies. Examples of this include control system replacements, burner and combustion equipment upgrades, installation of new ESPs on Lovett Units 4 and 5, conversion of Lovett Unit 4 to balanced draft operation and the replacement of turbine components with improved designs.

                  In general, Lovett Units 4 and 5 have normally been base-loaded, which is common for medium sized coal-fired units which have generally been designed for this type of operation. Lovett Unit 3, which is limited to firing either No. 6 fuel oil or natural gas, is normally operated as a peaking unit.

         The NY CT Facilities

                  The Hillburn Facility is located in the Village of Hillburn, Town of Ramapo, New York, and the Shoemaker Facility is located in the Towns of Wawayanda and Wallkill, City of Middletown, New York. Each of the NY CT Facilities is comprised of a single simple cycle CT unit with a total net summer generating capacity of 76 MW in the aggregate, as listed in Table 13. The NY CT Facilities are generally operated in peaking service.

                                      Table 13
                                Unit Characteristics
                                  NY CT Facilities

                                              Summer   Full Load
                                In-Service   Capacity   Heat Rate     Dispatch
       Unit          Fuel          Date        (MW)     (Btu/kWh)       Type
       ----         ------        ------       ----     ---------      -----
    Hillburn     Gas/Kerosene      1971          36       15,000       Peaking
    Shoemaker    Gas/Kerosene      1971          40       15,000       Peaking
                                                 --
    Total                                        76

      The Hydroelectric Facilities

            The Hydroelectric Facilities have a total net summer generating capacity of 44 MW in the aggregate, as listed in Table 14. The Mongaup Facility, Swinging Bridge Facility and Rio Facility are "Mongaup River Projects" under federal law and are licensed by the Federal Energy Regulatory Commission ("FERC") as projects number 10481, 10482 and 9690, respectively. The licenses are not due to expire until 2022.

            The Grahamsville Facility was constructed and is operated pursuant to an agreement with New York City which allows for the Grahamsville Facility to be operated at the end of the East Delaware Tunnel for a period of 50 years. Mirant NY-Gen is currently negotiating an extension of this agreement, which expires in 2006. For the purpose of the Projected Operating Results, we have assumed this agreement will be renewed at the same terms and conditions. With the exception of the Grahamsville Facility that is base-loaded, the Hydroelectric Facilities are generally operated in peaking service, depending on water availability.

                                    Table 14
                              Unit Characteristics
                            Hydroelectric Facilities

                                                 Summer    Full Load
                                  In-Service    Capacity   Heat Rate   Dispatch
          Unit            Fuel       Date         (MW)     (Btu/kWh)     Type
          ----           ------     ------        ----     ---------    -----
   Mongaup 1-4             --       1923-26         4         --       Peaking
   Swinging Bridge 1-2     --       1930-39        13         --       Peaking
   Rio 1-2                 --         1927         10         --       Peaking
   Grahamsville            --         1956         17         --      Base-load
                                                   --
   Total                                           44

Operation and Maintenance

      Operation of the Mirant New York Facilities

            The Mirant New York Facilities are operated from an office in Suffern, New York. While several management personnel, including the plant managers, were brought in from affiliates of Mirant New York, the majority of the operating staffs for the facilities were hired from ORU at the time the facilities were purchased. The Suffern office provides administrative support to the Facilities in the areas of accounting and payroll, human resources, marketing, environmental management, management of the Hydroelectric and NY CT Facilities, and engineering.

            In June of 2000, a new collective bargaining agreement was entered into with the International Brotherhood of Electrical Workers Union that represents the hourly personnel at the Facilities. This agreement provides Mirant New York with more flexibility in assigning work to different classifications of workers, and provides that competency testing be utilized in addition to seniority when employees are being considered for advancement.

      Operating Programs and Procedures

            The Maximo maintenance management system has been implemented at all of the Mirant New York Facilities. All maintenance work including corrective, preventive and predictive maintenance is scheduled and tracked utilizing this system. Working with a consultant, Mirant New York intends to optimize the use of the Maximo system over the next two years. This optimization may include the combining of certain resources between the Bowline and Lovett facilities, and will address both short-term and long-term maintenance needs. Currently, many of the former owners' maintenance and operations practices are still in place, and Mirant New York is continuing to work towards reducing the backlog of maintenance work that existed when the facilities were purchased. Changes implemented by Mirant New York to date include an increased emphasis on inspections and more in depth root cause analysis to identify problems rather than simply performing superficial repairs. In operations, increased emphasis has been placed on environmental compliance, especially for opacity, and additional environmental training has been scheduled for the operators.

Operating History

      Operating data for the past several years of operation of the Mirant New York Facilities was provided by Mirant New York. The historical averages and corresponding future averages are summarized in Table 15. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 15
                                Operating History
                           Mirant New York Facilities

                                                      Historical      Projected
                                                        Average        Average
                                                      (1996-2000)    (2001-2020)
                                                      -----------    -----------
            Net Capability Rating (MW)(1)
                    Bowline                               1,205         1,212
                    Lovett                                  439           432
                    NY CTs (2)                               76            76
                    Hydroelectric (2)                        44            44
            Net Generation (GWh)
                    Bowline                               2,058       2,550.0
                    Lovett                                2,078       1,752.4
                    NY CTs                                 17.4           8.1
                    Hydroelectric                         141.8         161.0
            Annual Net Heat Rate (Btu/kWh)(3)(4)
                    Bowline                              10,632        10,065
                    Lovett                               10,904        11,020
                    NY CTs (5)                           21,838        15,552
                    Hydroelectric                            --            --
            Net Capacity Factor (%)(4)
                    Bowline                                23.0          24.0
                    Lovett                                 60.3          49.3
                    NY CTs (5)                              1.7           1.2
                    Hydroelectric (5)                      58.1          53.3
            Equivalent Availability Factor (%)(4)
                    Bowline                                85.6          79.0
                    Lovett                                 82.0          84.0
                    NY CTs (6)                             89.7          95.2
                    Hydroelectric (7)                      86.2          86.0

            ----------
            (1)   Summer rating.
            (2)   Represents 1998 only.
            (3) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decreases in annual average heat rates compared to historical heat rates result for some units due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (4) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.
            (5)   Represents 1996, 1997, and 2000 only.
            (6) Represents 1996, 1997, July through December 1999, and 2000 only.
            (7)   Represents July through December 1999 and 2000 only.

Environmental Assessment

      Environmental Site Assessment

            Mirant New York has purchased liability insurance for potential pre-existing, but unknown, environmental contamination at the Mirant New York Facilities, with a 10-year term and $15 million in coverage for the Mirant New York Facilities other than the Hydroelectric Facilities.

            In 1999, we reviewed Phase I and II ESA reports prepared for the Mirant New York Facilities regarding investigations of known or potential site contamination issues and environmental liability issues for Bowline and Lovett Facilities, the Hydroelectric Facilities and NY CT Facilities. These assessments were prepared during August 1998, October 1998, and June 1999. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the Mirant New York Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Mirant New York Facilities, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant New York reported to us that, to its knowledge, the conditions at the sites of the Mirant New York Facilities are materially similar to those presented in the 1998 and 1999 ESAs. For the purposes of the Projected Operating Results, Mirant New York has allocated $1,000,000 for the contingency environmental response work at the Mirant New York Facilities. Refer to the Supplement for additional information on previously conducted site assessments.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant New York Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant New York Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant New York Facilities with Mirant New York and Mirant Generation personnel. The Mirant New York Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement.

            o The location of the Mirant New York Facilities in designated ozone non-attainment areas triggered the requirement of RACT. The Mirant New York Facilities use low-NO(X) burners and combustion modifications in addition to a NO(X) averaging plan consistent with applicable regulations to comply with RACT limits.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act, including the USEPA NO(X) SIP Call and Section 126 Petitions, established a market-based program for NO(X) allowances where units covered by the Act must possess NO(X) allowances to cover their emissions. New York promulgated regulations allocating allowances to the Mirant New York Facilities. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The Mirant New York Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Title IV of the Clean Air Act also imposes specific NO(X) emission limits that must be met (presumptive limits) by all coal units subject to the Act. The existing New York NO(X) limits for the coal-fired Lovett Units 4 and 5 are more stringent than the Title IV Acid Rain NO(X) regulations.

            o For the purposes of the Projected Operating Results, based on discussions with Mirant New York, we have assumed that Mirant New York would not implement any further retrofits of the Lovett and Bowline Facilities with NO(X) and SO(2) reduction technologies. Mirant New York plans to purchase SO(2) and NO(X) allowances from the open market should the plants exceed their respective allowance allocations.

            o The Bowline and Lovett Facilities are operating under a New York State Department of Environmental Conservation Consent Order/Decree for compliance with New York State's opacity standard. The consent order was issued to ORU on July 28, 1998 and establishes a stipulated penalty schedule for future non-compliance episodes. During the fourth quarter 1999 to the third quarter 2000 total compliance penalties assessed to the Bowline and Lovett Facilities were $10,000 and $41,400, respectively. It is expected that the consent order will be incorporated into the Title V Permits once they are issued.

            o The Bowline Facility is one of a number of plants operating with once through cooling water to the Hudson River. Under the terms of the Hudson River Settlement Agreement ("HRSA"), the plant has the potential to be restricted in its operation during May 15 to July 31. In addition to this requirement, a credit-banking system was established to allow units to operate if credits are available. Mirant New York has reported that sufficient credits have been available in the past to operate the Bowline Facility at desired levels without curtailment. For additional description of the HRSA, refer to the Supplement.

            o In November 1999, the USEPA issued NOVs to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. None of the Mirant New York Facilities have been issued such NOVs. In October 1999, Mirant's parent corporation received an information request from the State of New York concerning air quality control implications of various repairs and maintenance at the Lovett Facility. While we cannot predict future USEPA and State of New York actions, should such NOVs be issued to any of the assets, the cost to comply could be substantial.

            o The Lovett Facility received an NOV May 25, 2000 from the New York Department of Environmental Conservation ("DEC") alleging violations of the New Source Review rules in that over the years the plant has been modified or changed in ways that resulted in increased emission of pollutants without proper authorization under the New Source Review rules. The NOV was issued to the previous owner, ORU. To date, Mirant New York has not received an NOV. Should the NOV issued result in any required plant modifications, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M cost at the Mirant New York Facilities. Such potential regulations include mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009, potential ratcheting of SO(2) and NO(X) emissions by New York, and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                          MIRANT NEW ENGLAND FACILITIES

Description of the Facilities

            The Mirant New England Facilities consist of generating units located at four separate facility sites in New England. The thermal generating units consist of the Canal power plant (the "Canal Facility") located in Sandwich, Massachusetts; the Kendall power plant (the "Kendall Facility") located in Cambridge, Massachusetts; the power plant facilities located in two locations on Martha's Vineyard (the "Martha's Vineyard Facility"); and an ownership interest in the Wyman power plant located on Cousins Island in Yarmouth, Maine (the "Wyman Facility"). The Martha's Vineyard and Wyman Facilities have not been reviewed, nor have their revenues or expenses been included in the Projected Operating Results. Mirant Generation estimates that these units would have an immaterial impact on the overall revenue of the Mirant Generation Facilities. The Kendall Facility is owned by Mirant Kendall, LLC ("Mirant Kendall"), which is an indirect wholly-owned subsidiary of Mirant Generation. The Canal Facility is owned by Mirant Canal LLC ("Mirant Canal"), which is also an indirect wholly-owned subsidiary of Mirant Generation. Mirant Kendall and Mirant Canal are collectively referred to herein as "Mirant New England". All of the Mirant New England Facilities were acquired from subsidiaries of Commonwealth Energy System ("Commonwealth") and Eastern Utilities Associates ("EUA") in December 1998. There is an administrative and engineering office for the Mirant New England Facilities in Rockland, Massachusetts. Revenues from the Canal Facility Unit 1 are derived from

Power Purchase Agreements with Cambridge Electric Light Company and Commonwealth Electric Company (jointly), Boston Edison Company, Montaup Electric Company, and an affiliate of Mirant Generation that expire on October 10, 2002.

      The Canal Facility

            The Canal Facility is located on the south side of Cape Cod Canal in Sandwich, Massachusetts. The plant is approximately one mile from the east end of the canal entrance to Cape Cod Bay. The Canal Facility is located on an approximately 132-acre site.

            The Canal Facility is comprised of two steam turbine generators with a total net summer generating capacity of 1,112 MW as listed in Table 16. The Canal Facility provides intermediate generation and is capable of utilizing No. 6 oil or natural gas.

                                    Table 16
                              Unit Characteristics
                                 Canal Facility

                                             Summer    Full Load
                               In-Service   Capacity   Heat Rate    Dispatch
         Unit        Fuel         Date         (MW)    (Btu/kWh)      Type
         ----        ----         ----         ----    ---------      ----
       Unit 1      No. 6 Oil      1968          559       9,287    Intermediate
       Unit 2    Gas/No. 6 Oil    1976          553       9,862    Intermediate
                                              -----
       Total                                  1,112

      The Kendall Facility

            The Kendall Facility is located on approximately six acres of land along the Charles River in Cambridge, Massachusetts. The plant is located at the junction of the Broad Canal and the Charles River. The Broad Canal is the source of cooling water and the effluent cooling water is returned to the Charles River.

            The Kendall Facility consists of three condensing steam turbines and two aeroderivative single-shaft gas turbines with a total net summer generating capacity of 97 MW, as listed in Table 17. The Kendall Facility delivers steam to a subsidiary of NSTAR for distribution to industrial users and a major health care facility located on the Boston side of the Charles River. The Kendall Facility also has two auxiliary boilers to supply supplemental heating steam for off-site distribution during periods of high demand. These boilers are owned by NSTAR and operated by Mirant Kendall.

            The present configuration of the Kendall Facility has been developed over the last 52 years. In 1949, the boilers for Kendall Units 1 and 2 and the steam turbine for Kendall Unit 1 were installed. In 1951, the steam turbine for Kendall Unit 2 was added, increasing the total output. In 1954, the boiler for Kendall Unit 3 was added and Kendall Unit 3 was commissioned in 1958. CTs 1 and 2 were installed and commissioned in 1970 and 1972, respectively. To increase reliability and support the increasing steam loads, two package boilers were installed in the 1970-1971 time frame. Natural gas is delivered to the Kendall Facility through an underground piping system.

            In addition to providing electric energy and industrial steam to the Cambridge and Boston distribution systems, the Kendall Facility supports the Cambridge electrical distribution by providing voltage support when requested by the New England Independent System Operator ("ISO-NE") during demand periods.

            Mirant Kendall is installing a CT, heat recovery steam generator cogeneration plant that will increase both the electric power and steam generation capabilities of the Kendall Facility. The design of the cogeneration plant has not been reviewed, nor has its potential benefit been considered in the preparation of the Projected Operating Results.

            The facilities also include three power boilers, a control room, fuel oil storage tanks, and a fuel oil transfer house.

                                    Table 17
                              Unit Characteristics
                                Kendall Facility

                                               Summer    Full Load
                                 In-Service   Capacity   Heat Rate      Dispatch
        Unit          Fuel          Date        (MW)     (Btu/kWh)        Type
        ----         ------        ------       ----     ---------       -----
      Unit 1      No. 6 Oil/Gas     1949         18        13,214       Peaking
      Unit 2      No. 6 Oil/Gas     1951         19        13,214       Peaking
      Unit 3      No. 6 Oil Gas     1958         26        13,214       Peaking
      CT 1          Jet A Fuel      1970         17        14,614       Peaking
      CT 2          Jet A Fuel      1972         17        14,614       Peaking
                                                 --
      Total                                      97

      The Martha's Vineyard and Wyman Facilities

            Mirant Canal owns the Martha's Vineyard Facility. The Martha's Vineyard Facility consists of five 2.75 MW internal combustion, diesel generators located on the island of Martha's Vineyard. Two of the diesel generators were installed at the Oak Bluffs plant in 1969 and a third was installed in 1972. In 1975, the West Tisbury plant was placed in service with two diesel generators.

            Mirant Canal also owns an approximately 1.4 percent ownership interest, or 8.8 MW, in Wyman Unit 4. Wyman Unit 4 is a 618 MW unit firing No. 6 oil located on Cousins Island in Yarmouth, Maine. Wyman Unit 4 was placed in operation in 1978.

            We have not reviewed the Martha's Vineyard or Wyman Facilities, nor have we included any revenues or expenses from these facilities in the Projected Operating Results.

Operation and Maintenance

      Operation of the Mirant New England Facilities

            We have visited both the Canal and Kendall Facilities. The operating and maintenance programs, including operating procedures and programs; preventive, predictive and corrective maintenance programs and procedures; planning and scheduling requirements and procedures; and reporting and documentation requirements were reviewed at both the Canal and Kendall Facilities. During the site visits, the material condition of the plants was observed, and discussions were held with plant operating and maintenance management.

            The operating programs at both the Canal and Kendall Facilities include the management, engineering, maintenance, financial, administrative and support groups necessary to operate and maintain the station in accordance with accepted industry operating practices. During discussions at the plant, both the Canal and Kendall Facility plant managers reported that there is minimal personnel turnover in the plant operating and maintenance staff.

            The plant managers at both the Canal and Kendall Facilities have indicated that planned and proposed changes in the operating organization and increased operator participation in the day-to-day decision making will reduce operating costs in the near term while maintaining the quality of the operations.

            Both the Canal and Kendall Facilities have instituted program initiatives that, if successful, will improve station O&M practices and performance. Included are performance management programs for station personnel; a maintenance planning process that will improve both preventive and corrective maintenance performance; and a team-based concept that will provide operating and maintenance personnel additional responsibility and authority to operate and maintain the plants while maintaining the necessary management guidance and oversight. These programs are geared to reducing operating and maintenance costs and improving station performance indicators.

      Operating Programs and Procedures

            The Mirant New England maintenance departments utilize the Maximo maintenance management system. The Canal Facility also utilizes a Plant Information ("PI") System. The PI system will display and trend most of the important power plant variable parameters. Canal Facility managers trend parameters that are indicative of degraded equipment and systems. At the Kendall Facility, Maximo is being used for inventory control. The Kendall Facility plant managers reported that additional Maximo functions are being activated.

            Major maintenance of the Canal Facility is presently scheduled on a two-year cycle for the steam generators and a six-year cycle for the steam turbines. Overhaul duration is typically six to eight weeks, depending on the scope of the work to be performed. If there is no major overhaul scheduled, a two- to six-week outage is performed on the steam generator and required auxiliaries. A major turbine overhaul is scheduled for Canal Unit 1 in 2001 to improve the turbine efficiency.

            Major maintenance at the Kendall Facility is planned to assure that the export steam supply is 100 percent reliable. The major equipment at the Kendall Facility has demonstrated good reliability. Boilers are alkaline cleaned on approximately a 10-year cycle. The Kendall Unit 3 boiler was cleaned in 1999. The steam turbines have a major inspection/overhaul every 8 to 10 years. The major overhaul for the Kendall Unit 2 turbine was delayed in 2000 and is scheduled for the fall of 2001. During this overhaul, improvements in turbine internals will improve overall efficiency. Overhaul schedules are dependent on total hours of operation and the number of start cycles.

Operating History

      Operating data for the past five years of operation of the Mirant New England Facilities was provided by Mirant New England. The historical averages and corresponding future averages are summarized in Table 18. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 18
                                Operating History
                          Mirant New England Facilities

                                                   Historical      Projected
                                                    Average         Average
                                                  (1996-2000)     (2001-2020)
                                                  -----------     -----------
            Net Capability Rating (MW)(1)
                    Canal                              1,112          1,112
                    Kendall                               93             97
            Net Generation (GWh)
                    Canal                            4,787.6        2,667.5
                    Kendall                            107.2           42.7
            Annual Net Heat Rate (Btu/kWh)(2)(3)
                    Canal                              9,884          9,580
                    Kendall                           11,585         14,035
            Net Capacity Factor (%)(3)
                    Canal                               51.7           27.4
                    Kendall                           37.6(4)           2.7
            Equivalent Availability Factor (%)(3)
                    Canal                               77.0           78.0
                    Kendall                             95.2           83.0

            ----------
            (1)   Summer rating.
            (2) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decreases in annual average heat rates compared to historical heat rates result for some units due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (3) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.
            (4) Does not include Kendall CTs, which have a capacity factor of less than one percent.

Environmental Assessment

      Environmental Site Assessments

            Canal Electric Company and Cambridge Electric Light Company retained responsibility for environmental response work under the Massachusetts Contingency Plan for certain environmental conditions at the Canal and Kendall Facilities, which have been identified in the relevant Asset Sale Agreements. The environmental conditions at the Canal and Kendall Facilities that are being addressed under the Massachusetts Contingency Plan are identified in the Canal Electric Asset Sale Agreement and were reported in the Phase I and Phase II environmental studies by an environmental consultant engaged by the Commonwealth subsidiaries undertaken in connection with the divestiture process.

            In connection with the sale of the Mirant New England Facilities, Commonwealth and EUA have provided a $15 million pollution liability insurance policy to Mirant Canal and Mirant Kendall which is intended to mitigate the risk of any unknown contamination at the Canal Facility or the Kendall Facility that could trigger a legal requirement to perform an environmental cleanup or could give rise to third party claims within ten years after the closing.

            In 1999, we reviewed the various Phase I and II ESA reports regarding environmental investigations prepared for the Canal and Kendall Facilities, as well as a risk characterization report for the Kendall Facility, which was originally prepared in 1997 and updated in 1998 by a different environmental consultant. The Phase I and II environmental consultant encountered observable and historical evidence of potential site contamination that resulted in the environmental consultant conducting subsurface environmental investigations that consisted of soil and groundwater sampling during various phases at the Canal and Kendall Facilities. The environmental consultant conducting subsurface environmental investigations at the Canal and Kendall Facilities found historical releases of oil and hazardous materials had occurred at both facilities. Mirant Canal's potential future costs associated with the release at its facility are estimated to be less than $100,000 per year and have been included in the Projected Operating Results. The releases at the Kendall Facility are being remediated by Commonwealth. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the Mirant New England Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Mirant New England Facilities, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant Canal and Mirant Kendall reported that, to their knowledge, the conditions at the site of the Mirant New England Facilities are materially similar to those presented in the 1997 and 1998 ESAs. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant New England Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant New England Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant New England Facilities with Mirant New England and Mirant Generation personnel. The New England Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion on certain of such circumstances is presented in the Supplement:

            o The location of the Mirant New England Facilities in designated ozone non-attainment areas triggered the requirement of RACT. The Mirant New England Facilities are operating with emission levels consistent with RACT regulations.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act, including the USEPA NO(X) SIP Call, established a market based program for NO(X) allowances where units covered by the Act must possess NO(X) allowances to cover their emissions. Massachusetts has adapted regulations allocating allowances to individual units consistent with the Act beginning in 2000. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The Mirant New England Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Mirant New England has retrofitted Canal Unit 1 with an SCR to reduce NO(X) emissions to levels that would generate NO(X) allowances to allow it to comply with allowance requirements. Plans to retrofit Canal Unit 2 with an SCR have been put on hold until the NO(X) market fully develops in order for Mirant New England to assess the economic viability of SCR installation on Canal Unit 2.

            o The Kendall Facility must comply with the terms of an Administrative Compliance Order for SO(2) emissions, which was issued by the Massachusetts Department of Environmental Protection ("MADEP") on

      March 15, 1995. This order requires the Kendall Facility to limit SO(2) emissions to a rate of 379.6 pounds per hour ("lb/hr") for any single 10-hour period commencing either at 6:00 a.m., 7:00 a.m., or 8:00 a.m. and further limit SO(2) emission for the next 14 hours (i.e., the balance of a 24-hour day) to a rate of 225.4 lb/hr. These restrictions limit the ability of the Kendall Facility to operate at full load. Historically, the Kendall Facility was not required to operate at load factors that would exceed the above limitations.

            o In April 2001, the MADEP promulgated regulations 310 CMR 7.29 to control emissions of NO(X), SO(2), and CO2. The regulations also allow for the future regulation of mercury and particulate matter. The regulations establish output-based emission rates for these pollutants. The effect of these new regulations for NO(X), SO(2), and CO2 has been considered to the extent possible in the Projected Operating Results. The likely effects of the regulations for the Canal Facilty include: (1) operating the SCR installed on Canal Unit 1 the entire year rather than only for the ozone season to achieve an average emission rate for the Canal Facility less than the regulatory limit beginning October 1, 2004; and (2) lowering the sulfur content of the fuel burned from approximately 1 percent to 0.6 percent by October 1, 2004 and to 0.3 percent by October 1, 2006. The Canal Facility appears to be capable of meeting the limit for CO2 emissions.

            o In November 1999, the USEPA issued NOVs to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. Since the Mirant New England Facilities are gas/oil-fueled facilities, they have not been issued such notices of violation. While we cannot predict future USEPA actions, should such notices of violations be issued to any of the assets, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M cost at the Mirant New England Facilities. Such potential regulations include MADEP regulations for emission standards for power plants and federal regulations for mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                              MIRANT TEXAS FACILITY

Description of the Bosque Facility

            The Mirant Texas Facility consists of the Bosque generating facility (the "Bosque Facility"), which is owned by Mirant Texas, LP ("Mirant Texas"), an indirect wholly-owned subsidiary of Mirant Generation and is located southwest of Dallas in rural Bosque County, near Laguna Park, Texas, on an approximately 281-acre site. Mirant Texas maintains an administrative office at the Bosque Facility. The Bosque Facility consists of two combustion-turbine generators ("Bosque Units 1 and 2") and a combined-cycle unit under construction ("Bosque Unit 3") with a total net summer generating capacity of 544 MW, as listed in Table 19. Bosque Units 1 and 2 provide peaking generation, while Bosque Unit 3 is expected to provide base-load generation. All units at the Bosque Facility burn natural gas. For the purpose of the Projected Operating Results, we have assumed that the Bosque Unit 3 will begin commercial operation on June 1, 2001.

            Revenues from Bosque Units 1 and 2 will be derived from the Bosque PPA with Mirant Americas Energy Marketing LP ("MAEM") expiring no earlier than June 1, 2005. Revenues from Bosque Unit 3 will be derived from an additional agreement with MAEM expiring December 31, 2003.

                                    Table 19
                              Unit Characteristics
                                 Bosque Facility

                                          Summer     Full Load
                             In-Service  Capacity    Heat Rate    Dispatch
        Unit         Fuel       Date        (MW)     (Btu/kWh)      Type
        ----         ----       ----        ----     ---------      ----
     Units 1 & 2     Gas        2000        308        10,666      Peaking
     Unit 3          Gas        2001        236         7,108     Base-load
                                            ---
     Total                                  544

Operation and Maintenance

      Operation of the Bosque Facility

            We have not visited the Bosque Facility. The operating and maintenance programs, including operating procedures and programs; preventive, predictive and corrective maintenance programs and procedures; planning and scheduling requirements and procedures; and reporting and documentation requirements have not been reviewed. The description contained herein has been provided by Mirant Texas.

      Operating Programs and Procedures

            Mirant Texas and GE have signed a Long Term Parts and Long Term Service Agreement which includes the Bosque Facility. GE will provide all of the maintenance requirements, including labor and parts, for GE-manufactured turbines at Bosque Units 1, 2 and 3, and will provide heat rate, output, and availability guarantees. GE will also schedule and perform, partially through the Long Term Parts and Long Term Service Agreement, the annual outage maintenance required in accordance with the CT manufacturer's recommendations.

            The Bosque Facility utilizes Speedtronic Mark V control systems to operate and monitor the CTs. The systems will display and trend most of the important power plant variable parameters. The Bosque Facility operations staff monitors parameters that are indicative of degraded equipment and systems.

            No major maintenance is presently scheduled for Bosque Units 1 and
2. Major and minor maintenance schedules are dependent on total hours of operation and the number of start cycles.

Operating History

      Operating data for the past six months of operation of the Bosque Facility was provided by Mirant Texas. The historical averages and corresponding future averages are summarized in Table 20. The generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 20
                                Operating History
                                 Bosque Facility

                                                Historical      Projected (1)
                                                  Average         Average
                                                  (2000)        (2001-2020)
                                                  ------        -----------
            Net Capability Rating (MW)(2)          308(3)             544
            Net Generation (GWh)                 473.1(4)         1,706.1
            Annual Net Heat Rate (Btu/kWh)      11,531(5)           8,386
            Net Capacity Factor (%)               34.8(5)            49.6
            Equivalent Availability Factor (%)     N/A               96.0

            -------------
            (1)   Projected averages include the operation of Bosque Unit 3.
            (2)   Summer rating.
            (3)   Performance test result, June 2000.
            (4)   Six-month total from monthly reports.
            (5)   Six-month average from monthly reports.

            Commercial operation of Bosque Units 1 and 2 began on May 31 and June 1, 2000, respectively. Therefore, less than six months of operating history is available for Bosque Units 1 and 2. Several minor outages and forced trips have occurred on both units during the first five months of operation, however no unusual or significant events have occurred.

Construction Status of Bosque Unit 3

            Bosque Unit 3 is currently under construction and is scheduled to commence operation in June 2001. The remaining construction cost is estimated by Mirant Texas to be approximately $47 million as of January 1, 2001. For the purposes of the Projected Operating Results, we believe it is reasonable to assume that Bosque Unit 3 will begin operation on June 1, 2001. We have included the estimated remaining construction of Bosque Unit 3 under the capital expenditures for the Bosque Facility.

Environmental Assessment

      Environmental Site Assessments

            In 1999, we reviewed the "Hazardous Materials Environmental Assessment Summary Report" dated April 1999 and the Phase I ESA report dated July 1999, prepared for the Bosque Facility by an environmental consultant. As a result of its investigations, the environmental consultant determined that no further investigations were warranted. A more detailed account of the site assessment findings is presented in the Supplement. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the Bosque Facility site have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the Bosque Facility site, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant Texas reported that, to its knowledge, the conditions at the Bosque Facility are materially similar to those presented in the 1999 ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Bosque Facility. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Bosque Facility have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed the year 2000 Excess Emissions Reports and wastewater disposal methods and discussed with Mirant Texas and Mirant Generation personnel the Mirant Texas compliance status. The Bosque

Facility appears to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations:

            o The Bosque Facility is subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. However, since the Facility is fueled by natural gas the requirement for SO(2) allowances is not considered significant.

                               STATE LINE FACILITY

Description of the State Line Facility

            The State Line Facility is owned by State Line Energy, LLC ("State Line Energy"), an indirect wholly-owned subsidiary of Mirant Generation. During December 1997, State Line Energy acquired the State Line Facility from Commonwealth Edison Company ("ComEd"). Revenues from the State Line Facility are derived from the State Line Power Purchase Agreement (the "State Line PPA") with ComEd expiring December 30, 2012.

            The State Line Facility is located in the City of Hammond, Lake County, Indiana adjacent to Lake Michigan on an approximately 73-acre site. The State Line Facility provides base-load generation, utilizing coal for fuel and natural gas for start-up fuel and flame stabilization. Space is available on the site property for expansion, and the State Line Facility is currently considering the construction of additional units. We have not included any of the costs or revenues associated with these potential new units in the Projected Operating Results.

            The State Line Facility is comprised of two conventional steam turbine units with a total summer generating capacity of 515 MW as listed in Table 21. The State Line Facility provides base-load generation and utilizes Powder River Basin ("PRB") coal for fuel.

                                    Table 21
                              Unit Characteristics
                               State Line Facility

                                            Summer     Full Load
                             In-Service    Capacity    Heat Rate      Dispatch
         Unit      Fuel         Date          (MW)     (Btu/kWh)        Type
         ----      ----         ----          ----     ---------        ----
       Unit 3    PRB-Coal       1955          197        9,933       Base-load
       Unit 4    PRB-Coal       1962          318        9,985       Base-load
                                              ---
       Total                                  515

            In addition, the State Line Facility has certain common facilities shared by all units such as lake water pumping stations, fuel receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, and an electrical switchyard.

Operation and Maintenance

      Operation of the State Line Facility

            The State Line Facility units range in age from 39 to 46 years. These units have been maintained in conformance with generally accepted industry practices. Components and systems have been replaced as necessary to maintain plant reliability. The technology, design practices and environmental compliance requirements under which these units were installed are significantly different from those existing today. This has required and will continue to require ongoing repair and maintenance of equipment to meet current performance standards.

            From 1995 to 1998, ComEd undertook certain maintenance activities at the State Line Facility, which included maintenance associated with conveyor belts replacements, coal handling equipment controls systems modifications, coal handling equipment repairs, coal feeder replacement, and partial retubing of the State Line Unit 3 surface condenser. State Line Energy completed the remaining portions of the deferred maintenance in February 1999 primarily through a series of subcontracts.

            On February 16, 1998, State Line Unit 3 was taken off-line due to a failure of the low-pressure ("LP") steam turbine. On July 28, 1998, during the outage to repair this LP turbine, but while State Line Unit 4 was operating, the State Line Facility suffered a fire. State Line Energy utilized the down time resulting from the fire to replace the State Line Unit 4 boiler floor, install the State Line Unit 3 baghouse and make improvements to the fuel conveying system. State Line Energy also implemented revised cleanliness procedures and made modifications to the conveying system to reduce coal dust generation. State Line Unit 4 was brought back on line on January 31, 1999. State Line Unit 3 was returned to service February 8, 1999.

      Operating Programs and Procedures

            State Line Energy utilizes a preventive and predictive maintenance policy at the State Line Facility. Part of this policy is the incorporation of a computerized maintenance management program. State Line Energy also employs a program of cross-training between operations personnel. This program is designed to merge the skills of boiler, turbine, and electrical operators. Vendor training is also included as part of the program.

Operating History

            Operating data for the past five years of operation of the State Line Facility was provided by State Line Energy. The historical averages and corresponding future averages are summarized in Table 22. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 22
                                Operating History
                               State Line Facility

                                                   Historical      Projected
                                                     Average        Average
                                                   (1996-2000)    (2001-2020)
                                                   -----------    -----------
            Net Capability Rating (MW)(1)          490/515(2)           515
            Net Generation (GWh)                     1,875.6        2,592.3
            Annual Net Heat Rate (Btu/kWh)(3)(4)      10,243         10,122
            Net Capacity Factor (%)(4)                  48.6           57.5
            Equivalent Availability Factor (%)(4)       62.8           80.0

            ----------
            (1)   Summer rating.
            (2)   Capacity was increased through refurbishment in 2000.
            (3) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decrease in annual average heat rates compared to historical heat rate results due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (4) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.

Environmental Assessment

      Environmental Site Assessment

            As part of the acquisition of the State Line Facility, ComEd agreed to indemnify State Line Energy and its affiliates with respect to environmental conditions attributable to the operation of the State Line Facility prior to or on the acquisition date, including the generation, transportation, storage and release of contaminants, discharges and emissions, and fines or penalties related to violations or obligations imposed by environmental law. State Line Energy agreed to indemnify ComEd and its affiliates from the same types of environmental matters that might arise after the closing date. The environmental indemnifications do not have a cap or time limitation.

            In 1999, we reviewed Phase I and II ESAs prepared by environmental consultants for the State Line Facility regarding environmental issues at the State Line Facility. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the State Line Facility site have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the State Line Facility site, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, State Line Energy reported that, to its knowledge, the conditions at the State Line Facility site are materially similar to those presented in the 1999 ESAs. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the State Line Facility. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the State Line Facility have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed with State Line Energy and Mirant Generation personnel the State Line Facility compliance status. The State Line Facility appears to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement.

            o The State Line Facility is located in an ozone non-attainment area; therefore, NO(X) RACT would generally apply. However, the Chicago area has received a waiver to the RACT requirements from the USEPA. This waiver was granted because it was demonstrated that NO(X) reductions in the Chicago area do not necessarily reduce ozone. This waiver is considered to be potentially contingent or temporary and subject to subsequent modeling or monitoring data, which may show attainment benefits from NO(X) reductions.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act including the NO(X) SIP Call will result in the establishment of a market based program for NO(X) allowances, where units covered by the Act must possess NO(X) allowances to cover their emissions. The State of Indiana is currently developing a Final NO(X) Rule, which will allocate allowances to individual units consistent with the Act beginning in 2004. The State Line PPA with ComEd allows State Line Energy to pass throught the cost of NO(X) allowances for the term of the agreement. It will be necessary for State Line Energy to purchase NO(X) allowances after the expiration of the State Line PPA. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. The forecasted number of allowances to be allocated to the units and future price assumptions are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The State Line Facility is subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The Asset Sale Agreement with ComEd excluded SO(2) allowances attributable to the State Line Facility from the transferred assets. As such, ComEd retained possession of these allowances. However, the State Line PPA with ComEd stipulates that ComEd is to provide the allowances necessary to cover the SO(2) emissions for the term of the agreement. It will be necessary for State Line Energy to purchase SO(2) allowances after the expiration of the State Line PPA. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Title IV of the Clean Air Act also imposes specific NO(X) emission limits that must be met (presumptive limits) by all coal units subject to the Act. The Phase II Acid Rain Permit also requires the State Line Facility to comply with new NO(X) limitations starting in the year 2000 in accordance with USEPA's acid rain regulations. Specific emission rates are presented in the Supplement.

            o At this point in time, State Line Energy is awaiting the outcome of specific environmental rule making with respect to NO(X) reductions before committing to a specific implementation plan. The decision to implement specific emissions control technology versus purchase of emission allowances is being evaluated based on economics. However, for the purpose of the Projected Operating Results, based on discussions with State Line Energy, we have assumed an installation of an SCR at State Line Unit 4 in 2013. Specific emission rate assumptions used in the Projected Operating Results are given in the Supplement.

            o In November 1999, the USEPA issued NOVs to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. None of the assets included herein have been issued such notices of violation. While we cannot predict future USEPA actions, should such notices of violations be issued to any of the assets, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M cost at the State Line Facility. Such potential regulations include mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                            MIRANT WISCONSIN FACILITY

Description of the Neenah Facility

            The Mirant Wisconsin Facility consists of the Neenah generating facility (the "Neenah Facility"), which is owned by Mirant Neenah, LLC ("Mirant Neenah"), an indirect wholly-owned subsidiary of Mirant Generation. The Neenah Facility is newly constructed and began commercial operation during 2000. Mirant Neenah maintains an administrative office at the plant. Revenues from the Neenah Facility are derived from a Power Purchase Agreement with Wisconsin Electric Power Company ("Wisconsin Electric") that expires July 1, 2008.

            The Neenah Facility is located just east of the city of Neenah, in semi-urban Winnebago County, Wisconsin, on an approximately 26-acre site. Mirant Neenah has considered converting one or both generating units from simple cycle to combined cycle operation. We have not included any of the costs or revenues associated with this potential conversion in the Projected Operating Results.

            The Neenah Facility is comprised of two simple-cycle combustion turbine generators with a total summer generating capacity of 309 MW as listed in Table 23. The Neenah Facility provides peaking generation and is capable of utilizing both natural gas and No. 2 oil for fuel.

                                    Table 23
                              Unit Characteristics
                                 Neenah Facility

                                             Summer      Full Load
                               In-Service   Capacity     Heat Rate   Dispatch
        Unit         Fuel         Date         (MW)      (Btu/kWh)      Type
        ----         ----         ----         ----      ---------      ----
      Unit 1    Gas/No. 2 Oil     2000        154.5        10,614     Peaking
      Unit 2    Gas/No. 2 Oil     2000        154.5        10,614     Peaking
                                              -----
      Total                                   309.0

Operation and Maintenance

      Operation of the Neenah Facility

            We have not visited the Neenah Facility. The operations and maintenance programs, including operating procedures and programs; preventive, predictive and corrective maintenance programs and procedures; planning and scheduling requirements and procedures; and reporting and documentation requirements have not been reviewed. The description contained herein has been provided by Mirant Wisconsin.

      Operating Programs and Procedures

            Plant staffing presently consists of two operations and maintenance personnel, who report to the Facility Manager, Midwest CT Operations of Hammond, Indiana. The two units at the Neenah Facility are operated utilizing two operating shifts. Each shift consists of one operator each for two shifts during peak periods. During the off-peak season, one operator will be at the plant working one shift only unless the plant is dispatched. Plant supervision, technical support, and back-up support will be available from the State Line Facility.

            Mirant Neenah and General Electric Corporation ("GE") have signed a Long Term Parts and Long Term Service Agreement which includes the Neenah Facility. GE provides all of the maintenance requirements, including labor and parts, for Neenah Units 1 and 2, and provides heat rate, output, and availability guarantees. GE also schedules and performs, partially through the Long Term Parts and Long Term Service Agreement, the annual outage maintenance required in accordance with the combustion turbine manufacturer's recommendations.

            The Neenah Facility utilizes a Speedtronic Mark V control system to operate and monitor the combustion turbine generators. This system displays and monitors most of the important power plant variable parameters. Neenah Facility operations staff monitors parameters that are indicative of degraded equipment and systems. The Maximo maintenance management system ("Maximo") is used as the work order system, inventory management system and preventive maintenance system and the database is currently under development. Maximo is a purchased system and is used widely in the power industry.

            As major maintenance is dictated by the hours of operation and the Neenah Facility is a peaking plant, there is no major maintenance scheduled in the near future for Neenah Units 1 and 2. Major and minor maintenance schedules are dependent on total hours of operation and the number of start cycles.

Operating History

            Initial commercial operation of the Neenah Facility began on May 8, 2000; therefore, less than seven months of operating history is available for Neenah Units 1 and 2. Normal minor outages and start-up trips have occurred on both units during the first six months of operation, however no unusual or significant events have occurred.

            Operating data for the past several months of operation of the Neenah Facility was provided by Mirant Neenah. The historical averages and corresponding future averages are summarized in Table 24. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 24
                                Operating History
                                 Neenah Facility

                                                      Historical     Projected
                                                       Average        Average
                                                       (2000)       (2001-2020)
                                                       ------       -----------
            Net Capability Rating (MW)(1)                 309             309
            Net Generation (GWh)(2)                     159.2            74.3
            Annual Net Heat Rate (Btu/kWh)(3)          11,539          11,396
            Net Capacity Factor (%)(3)                    9.1             2.8
            Equivalent Availability Factor (%)(3)        97.8            96.0

            ----------
            (1)   Summer rating based on performance test results, August 2000.
            (2)   Represents six-month total from monthly reports.
            (3)   Six-month average from monthly reports.

Environmental Assessment

      Environmental Site Assessment

            In 1999, we reviewed the Phase I ESA dated April 1999, prepared by an environmental consultant for the Neenah Facility site. The environmental consultant's site visit identified no evidence of stained soils, hazardous substance storage, or hazardous waste disposal at the property. A more detailed account of the site assessment findings is presented in the Supplement. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the Neenah Facility site have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the Neenah Facility site, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant Neenah reported that the conditions at the Neenah Facility site are materially similar to those presented in the 1999 ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Neenah Facility. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Neenah Facility have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed the 2000 Environmental Emissions Compliance Test for the Neenah Facility and the wastewater disposal methods and discussed with Mirant Neenah and Mirant Generation personnel the Mirant Neenah compliance status. The Neenah Facility appears to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement.

            o USEPA named Wisconsin as one of the states subject to the requirement under USEPA's SIP Call to establish a market based program for NO(X) allowances where electric generating units must possess NO(X) allowances to cover their emissions. Subsequently, a federal appeals court ruled that USEPA should drop Wisconsin from the SIP Call. However, Wisconsin must still comply with the National Ambient Air Quality

      Standards for ozone and in September of 2000 the state Department of Natural Resources ("DNR") recommended adopting a plan for eight counties in southeast Wisconsin to reduce NO(X) emissions and bring the counties into compliance with the 1-hour ozone standard by the year 2007. Winnebago County, where the Neenah Facility is located, is not included in the recommended plan.

            o The Neenah Facility is subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. However, since the Facility is fueled by natural gas the requirement for SO(2) allowances is not considered significant.

                           PROJECTED OPERATING RESULTS

            We have reviewed the historical operating information, estimates and projections of electrical generating capacity, fuel consumption, and capital and operating costs of the Mirant Generation Facilities made available to us by Mirant Generation. On the basis of such data, we have prepared the Projected Operating Results. A portion of the generation from the Mirant Generation Facilities is to be sold under contract, which we have reviewed and projected; however, the majority has been assumed to be sold directly to the market at market rates, which have been estimated by PA Consulting. Expenses for the plants consist primarily of the costs of fuel, including transportation, as estimated by PA Consulting, and operating and maintenance expenses, as estimated by Mirant Generation. The interest payments on the Notes, as well as other Mirant Generation debt, have been estimated by the Representative of the Initial Purchasers. The 2006 Notes mature on May 1, 2006, the 2011 Notes mature on May 1, 2011, and the 2031 Notes mature on May 1, 2031. Mirant Generation has assumed that the Notes will be refinanced upon maturity. The Projected Operating Results are presented for each calendar year beginning January 1, 2001 through December 31, 2030, the approximate term of the Notes. Projected revenues and expenses have been set forth in the Projected Operating Results presented in Exhibit A-1. The Projected Operating Results have been prepared using assumptions and considerations set forth in this Report and the footnotes to Exhibit A-1.

Annual Operating Revenues

      Revenues from Contract Electricity Sales

            The following is a brief description of the revenues derived by Mirant Generation from contract electricity sales.

            Mirant California

            The Mirant California Facilities operate under Reliability Must Run ("RMR") contracts with the California Independent System Operator ("California ISO"). Under these contracts, the Mirant California Facilities receive a capacity payment ("RMR Payment"), which has been projected by PA Consulting. The terms of the RMR Payments are currently in dispute. PA Consulting has assumed that the Mirant California Facilities will receive a portion of the RMR Payments through 2008. For additional discussion regarding the RMR Payments, please refer to PA Consulting's report and the section of the Offering Circular entitled "Our Business - Legal Proceedings".

            Mirant New England

            All capacity, energy and ancillary services from Canal Unit 1, is made available and sold to four purchasers through October 10, 2002 under power contracts between Mirant Canal and Cambridge Electric Light Company and Commonwealth Electric Company (jointly), Boston Edison Company, Montaup Electric Company and Mirant New England, LLC, an affiliate of Mirant Generation. Each of the four power contracts calls for the sale of 25 percent of the capacity and energy from Canal Unit 1. The demand charge under the power contracts is a fixed schedule of charges. There is an additional schedule of fixed payments for the installation and operation of a SCR for Canal Unit 1. Canal Unit 1 is dispatched by ISO-New England. The energy charge is a pass-through of fuel costs for Canal Unit 1, which is borne equally by the four power purchasers. For the purposes of the Projected Operating Results, we have assumed capacity factors and fuel prices as estimated by PA Consulting.

            Mirant Kendall sells steam to a subsidiary of NSTAR pursuant to a Steam Supply Agreement dated October 1, 2000 (the "Kendall Steam Agreement"). The Kendall Steam Agreement contains a demand charge, consumption charge, and condensate return charge and expires after the term of the Projected Operating Results; however, either party may terminate the agreement with 24 months' prior notice. The consumption charge is indexed to a specified fuel price. For the purposes of the Projected Operating Results, we have assumed a steam demand and consumption consistent with historical usage as reported by Mirant Kendall. For the purpose of projecting the consumption charge under the Kendall Steam Agreement, we have assumed that the contract fuel index will increase according to the fuel price projection for the Kendall Facility as projected by PA Consulting.

            Mirant Texas

            Mirant Texas entered into two Tolling Agreements with MAEM dated October 8, 1999 and June 27, 2000 (collectively, the "Bosque PPA") for the purchase of the output of Bosque Units 1 and 2 and Bosque Unit 3, respectively. The Bosque PPA terminates with respect to Bosque Units 1 and 2 on June 1, 2005 and with respect to Bosque Unit 3 on December 31, 2003. We have assumed that MAEM will take all the power available from Bosque Units 1, 2 and 3 during the respective terms of the Bosque PPA.

            The Bosque PPA provides for a series of payments to be provided by MAEM to Mirant Texas in exchange for a pre-determined amount of power (at a selected heat rate) and the fuel necessary to provide that output. These payments include a capacity payment, an O&M charge, and a run charge for Bosque Units 1 and 2 and a capacity and O&M payment for Bosque Unit 3. The capacity payments are adjusted to reflect the difference between actual performance and a guaranteed capacity, a guaranteed heat rate, and a guaranteed annual average equivalent availability. There are deadbands associated with the guaranteed output and heat rate. The annual capacity charges received by Mirant Texas are adjusted up or down for actual output and heat rate above the deadbands. The guaranteed equivalent availability is adjusted depending on the hours of operation in a year. The annual capacity charge received by Mirant Texas is adjusted based upon the difference between the annual equivalent availability and the guaranteed equivalent availability.

            MAEM will provide at no cost to the Mirant Texas all fuel required by the facility, including all fuel required for normal startup and testing, and will pay all associated transportation cost to the fuel delivery points. MAEM will pay Mirant Texas an annual O&M charge for Bosque Units 1 and 2 based on a predetermined schedule and the ratio of the cumulative hours of operation and cumulative number of times each unit is started. The O&M charge for Bosque Unit 3 is fixed through December 31, 2003. For the purposes of the Projected Operating Results, we have assumed that the number of starts will be as estimated by PA Consulting.

            MAEM will also pay Mirant Texas a run charge, which is based upon the total number of hours that each unit has operated since commercial operation, regardless if the unit was synchronized and producing electricity, but excluding hours operated during optional capacity or heat rate tests.

            For the Projected Operating Results, we have assumed that: (1) the demonstrated capacity will be greater than the guaranteed capacity by approximately 55 MW; (2) the projected annual average heat rates will be as estimated by PA Consulting; (3) an equivalent availability of 98 percent during June through September and 95 percent for the remainder of the year for Bosque Units 1 and 2 and an equivalent availability of 97 percent during June through September and 94 percent for the remainder of the year for Bosque Unit 3; and
(4) the hours for which the run charge is applicable will be equal to the dispatched hours as projected by PA Consulting.

            State Line Energy

            The State Line PPA was entered into on April 17, 1996, and sets forth the terms and conditions under which ComEd schedules the operation of and purchases electricity from the State Line Facility for a term of 15 years ending December 30, 2012. The State Line PPA allows ComEd the sole and exclusive right to dispatch the delivery of electric energy from the State Line Facility at a rate up to the State Line Facility's net dependable capacity of 515 MW. In the event excess capacity would exist from time to time, ComEd has the first right of refusal for the purchase of the energy generated from such excess capacity. The State Line PPA was amended in February 2000 and again in September 2000, to increase the State Line Facility's net dependable capacity available for dispatch by ComEd from the original amount of not less than 490 MW to not less than 515 MW through the term of the State Line PPA.

            Under the State Line PPA, State Line Energy receives revenues from the sale of capacity and energy to ComEd, consisting of a capacity charge, a non-fuel energy charge and various miscellaneous charges. Components of the capacity charge and energy charge are escalated annually by an O&M adjustment factor. The capacity charge is further adjusted by a seasonal availability adjustment factor intended to measure performance of the State Line Facility relative to targeted equivalent availability factors. The specified equivalent availability factor is set by the State Line PPA after the first two Contract Years at 90 percent for summer months and 75 percent for non-summer months through the term of the State Line PPA.

            ComEd supplies all coal necessary for the operation of the State Line Facility during the term of the State Line PPA. In addition, ComEd is responsible for the transfer of sufficient SO(2) allowances from its system necessary for the emission of SO(2) from the State Line Facility resulting from the consumption of coal supplied by ComEd during the term of the State Line PPA. ComEd is not obligated to provide SO(2) allowances to the State Line Facility beyond the term of the State Line PPA. In the event additional NO(X) emissions requirements are imposed on the State Line Facility, State Line Energy shall be entitled to a monthly NO(X) compliance cost payment during the term of the State Line PPA intended to reimburse State Line Energy for the capital and/or incremental operational cost increases incurred by State Line Energy. If State Line Energy is required to install capital equipment to comply with NO(X) regulations, under the terms of the State Line PPA, ComEd will be required to pay State Line Energy a monthly payment based on the amortization of the capital costs. Such additional monthly payment would be payable during the term of the State Line PPA, which expires on December 30, 2012, but the amortization of the capital costs would be calculated from the in-service date of the capital addition until December 30, 2022.

            For the Projected Operating Results, we have assumed that: (1) the net dependable capacity will be equal to 515 MW; and (2) equivalent availability factors will be equal to the specified equivalent availability factors set forth in the State Line PPA.

            Mirant Neenah

            The Neenah Facility sells power to Wisconsin Electric under a Power Purchase Agreement between Mirant Neenah and Wisconsin Electric dated August 28, 1998 (the "Neenah PPA"). The Neenah PPA provides for provisions of fuel and the purchase of the output from the first and second units of the Neenah Facility. The term of the Neenah PPA ends on July 1, 2008.

            The Neenah PPA provides for a series of payments to be provided by Wisconsin Electric to Mirant Neenah in exchange for a pre-determined amount of power (at a selected heat rate) and the fuel necessary to provide that output. These payments include a start charge and a running charge. The capacity payment is adjusted to reflect the difference between actual performance and a guaranteed capacity, a guaranteed heat rate, and a guaranteed annual average equivalent availability. There are deadbands associated with the guaranteed output and heat rate. The annual capacity charge received by Mirant Neenah is adjusted up or down for actual output and heat rate above the deadbands. The guaranteed equivalent availability is adjusted depending on the hours of operation in a year. The annual capacity charge received by Mirant Neenah is adjusted based upon the difference between the annual equivalent availability and the guaranteed equivalent availability.

            Wisconsin Electric provides the fuel required by the Neenah Facility to meet the obligations of the Neenah PPA at no cost to Mirant Neenah, and will pay all associated transportation costs to the Neenah Facility.

            In addition to the capacity payment, Wisconsin Electric pays a start-up charge and a running charge. The start-up charge is dependent upon the cumulative number of successful normal start-ups and is limited to one successful start during any dispatch period. The running charge is assessed on each combustion turbine and is dependent on the fuel type utilized for each hour. Both the start-up charge and running charge are adjusted annually for inflation. For the purposes of the Projected Operating Results, we have assumed that the number of starts will be as estimated by PA Consulting.

            For the Projected Operating Results, we have assumed that: (1) the demonstrated capacity will be equal to the guaranteed capacity; (2) the annual average heat rates will be estimated by PA Consulting; (3) an equivalent availability of 96.0 percent per year; and (4) the number of starts and hours for which the running charge is applicable will be determined by PA Consulting.

      Revenues from Market Electricity Sales

            All non-contract energy generated by the Mirant Generation Facilities has been assumed to be sold to the market at market electricity rates. Market electricity rates were estimated by PA Consulting in 2000 dollars for each of the Mirant Generation Facilities and have been adjusted for inflation. For the purposes of the Projected Operating Results, the general inflation rate has been assumed to be 2.6 percent per year based on a March 10, 2001 projection prepared by Blue Chip Economic Indicators.

Annual Operating Expenses

      Fuel Costs

            All of the Mirant Generation Facilities purchase fuel on a short-term basis at rates which are at or near market rates. PA Consulting has projected long-term fuel prices. For the purposes of the Projected Operating Results, we have assumed fuel prices equal to the projections prepared by PA Consulting in 2000 dollars and adjusted for inflation.

      Operating and Maintenance Costs

            For the purposes of developing the Projected Operating Results, operating and maintenance expenses for the Mirant Generation Facilities have been estimated by Mirant Generation. These estimates include annual costs for payroll, materials and supplies, outside services, including contractors, and variable operating and maintenance expenses. Mirant Generation's estimate of operating and maintenance expenses for the coal plants include the costs of ash disposal, net of ash sold. Mirant Generation has projected that the cost of operating and maintaining the Lovett, Kendall, Canal and Potrero Facilities will decrease over the next few years as efficiencies are implemented. All operation and maintenance expenses have been provided in 2001 dollars and have been assumed to escalate at the general rate of inflation.

            Although we have not reviewed each individual expense constituting Mirant Generation's estimate of operating and maintenance expenses and capital expenditures and the methodology used to develop the estimates, we have reviewed the combined projection of operating and maintenance expenses and capital expenditures in comparison to the costs of similar plants with which we are familiar. Based on our review, we are of the opinion that Mirant Generation's estimates of the costs of operating and maintaining the Mirant Generation Facilities, including provision for capital expenditures and major maintenance, are within the range of the costs of similar plants with which we are familiar.

      Emissions Allowances

            Mirant Generation has acquired or has been allocated the SO(2) and NO(X) allowances associated with the Mirant Generation Facilities. We have included the cost of allowances as an additional operating expense for the Mirant Generation Facilities. In the event that excess allowances are available for sale, we have assumed that Mirant Generation would sell the allowances at market prices. The deficit or excess of allowances has been estimated based on the assumed emission rates as estimated by Mirant Generation, the capacity factors projected by PA Consulting, and the allocated SO(2) and NO(X) allowances. The market SO(2) allowance price has been assumed to be $150 per ton in 2001 dollars and has been assumed to increase thereafter at the rate of inflation. Market NO(X) allowance prices have been assumed to be $1,000 per ton through 2002, $2,300 in 2003, $2,000 in 2004 and $1,700 in 2005 and assumed to increase thereafter at the rate of inflation.

            It should be noted that PA Consulting has assumed SO(2) and NO(X) allowance prices that are significantly higher than those assumed in the Projected Operating Results. In the event that the actual allowance prices are as assumed by PA Consulting, the projected minimum and average interest coverage ratios over the term of the Notes would decrease by approximately 0.07 and 0.08, respectively.

      General and Administrative and Other Expenses

            Mirant Generation has estimated certain general and administrative costs which have been included in the Projected Operating Results. These costs include, among other things, support services such as power marketing, computer systems and services, human resources, and accounting. These expenses have been assumed to increase at the general rate of inflation.

            In addition, Mirant Generation has estimated other expenses, which have also been included in the Projected Operating Results. Property taxes have been estimated by Mirant Generation for 2001 and have been assumed to escalate at the rate of inflation, with the exception of the Mirant New York Facilities, for which the property taxes have been assumed to remain flat based on Mirant Generation's expectation of its current negotiations with the local authorities. Mirant Generation's property tax estimates for the Chalk Point, Dickerson, and Morgantown Facilities reflect exemptions beginning in 2001 for machinery used to generate electricity.

Capital Expenditures

            For the purposes of the Projected Operating Results, Mirant Generation has estimated the costs of capital improvements to the Mirant Generation Facilities. These capital expenditures include the cost of certain environmental control equipment assumed by Mirant Generation to be added at certain of the Mirant Generation Facilities; however, Mirant Generation and its affiliates regularly reevaluates cost-effective alternatives to achieve compliance with future environmental regulations. These improvements include the installation of: (1) low-NO(X) burners at Chalk Point Units 1 and 2 in 2002; (2) SCRs at Chalk Point Units 1 and 2 in 2006 and 2008, respectively; (3) SOFA systems at Dickerson Units 1, 2 and 3 in 2002, 2003, and 2003, respectively; (4) SCRs/SNCRs at Morgantown Units 1 and 2 in 2006 and 2008, respectively; (5) low-NO(X) burners and SOFA systems at Potomac River Units 3, 4 and 5 in 2007, 2007, and 2008, respectively; (6) an SCR at State Line Unit 4 in 2013; (7) Gunderbooms at the Lovett Facility in 2003; (8) Gunderbooms at the Contra Costa and Pittsburg Facilities in 2003; (9) SCRs at Pittsburg Units 1, 2, 3 and 4 in 2003; (10) low-NO(X) burners and an SCR at Pittsburg Unit 5 in 2001 and 2002, respectively; (11) SCRs at Pittsburg Unit 6 and 7 in 2002 and 2003, respectively; (12) an SCR at Potrero Unit 3 in 2004; (13) low-NO(X) burners and an SCR at Contra Costa Unit 6 in 2001 and 2003, respectively; and (14) an SCR at Contra Costa Unit 7 in 2001.

Annual Interest

            We have included interest on all Mirant Generation debt. In addition to the Notes, Mirant Generation has previously incurred additional debt, a portion of which is assumed to be refinanced with additional debt by the end of 2001. We have included interest payments on the principal amount of the Notes and the other Mirant Generation debt at interest rates estimated by the Representative of the Initial Purchasers resulting in a weighted average interest rate over the term of the Notes of approximately 8.3 percent per year. The scheduled amortization of the 2006, 2011 and 2031 Notes consists of single payments due on May 1, 2006, May 1, 2011 and May 1, 2031, respectively. Mirant Generation has assumed that the Notes will be refinanced upon maturity at the same principal amount and interest rate. No additional costs of issuance have been included. We have also included interest on a revolving credit facility to be used to fund certain of the capital expenditures. Mirant Generation has identified certain capital expenditures to be funded through the revolving credit facility for the Base Case Projected Operating Results and the sensitivities. Interest on the revolving credit facility has been estimated by the Representative of the Initial Purchasers. No principal amortization of any of the Mirant Generation debt has been assumed.

Interest Coverage

            Interest coverage has been calculated as the cash available for debt service divided by interest on all Mirant Generation debt. On the basis of our studies and analyses of the Mirant Generation Facilities and the assumptions set forth in this Report, we are of the opinion that, for the Base Case Projected Operating Results, the projected revenues from the sale of electricity are adequate to pay annual operating and maintenance expenses (including capital expenditures and major maintenance), fuel expense, and other operating expenses. Such revenues provide an annual interest coverage on the Notes of at least 2.71 times the annual interest requirement in each year during the term of the Notes and a weighted average coverage of 4.27 times the annual interest requirement over the term of the Notes. There is insufficient cash available after the payment of interest in 2006, 2011 and 2031 to repay the entire principal due on the Notes. Mirant Generation has assumed that the Notes will be refinanced upon maturity. The weighted average interest coverage has been calculated as the total net operating revenues less capital expenditures over the term of the Notes divided by the total interest payments over the term of the Notes. Annual interest coverages through December 31, 2030 are presented in Exhibit A-1.

Sensitivity Analyses

            Due to the uncertainties necessarily inherent in relying on assumptions and projections, it should be anticipated that certain circumstances and events may differ from those assumed and described herein and that such will affect the results of our Base Case Projected Operating Results for the Mirant Generation Facilities. In order to demonstrate the impact of certain circumstances on the Base Case Projected Operating Results, certain sensitivity analyses have been developed. It should be noted that other examples could have been considered and those presented are not intended to reflect the full extent of possible impacts on the Mirant Generation Facilities. The sensitivities are not presented in any particular order with regard to the likelihood of any case actually occurring. In addition, no assurance can be given that all relevant sensitivities have been presented, that the level of each sensitivity is the appropriate level for testing purposes, or that only one (rather than a combination of more than one) of such variations or sensitivities could impact the Mirant Generation Facilities in the future.

            These sensitivity analyses present the Projected Operating Results assuming, respectively, that: (a) the market electricity prices, energy sales, and fuel prices are equal to the "Low Fuel Price" scenario prepared by PA Consulting; (b) the market electricity prices, energy sales, and fuel prices are equal to the "High Fuel Price" scenario prepared by PA Consulting; (c) the market electricity prices, energy sales, and fuel prices are equal to the "Capacity Overbuild" case prepared by PA Consulting; (d) the market electricity prices, energy sales, and fuel prices are equal to the "High Hydro" case prepared by PA Consulting; (e) the market electricity prices are reduced, with corresponding decreases in fuel prices as projected by PA Consulting, such that the interest coverage on Mirant Generation debt is equal to 1.00 in all years;
(f) the availability of the Mirant Generation Facilities is reduced by 5 percentage points; (g) the heat rates of the Mirant Generation Facilities are 5 percent higher than that assumed in the Base Case; and (h) the non-fuel related operating expenses of the Mirant Generation Facilities are 10 percent higher than that assumed in the Base Case. The sensitivity analyses are presented as Exhibits A-2 through A-9 to this Report.

            For the purposes of (a), (b), (c) and (d), PA Consulting has prepared additional projections of dispatch and market electricity prices. The assumptions used in the various market price scenarios are discussed in detail in the PA Consulting report attached as Annex B to the Offering Circular. In addition, for the purposes of (e), PA Consulting has estimated the reduction in fuel prices for each unit based upon the reduction in the market electricity price. Based on discussions with PA Consulting, market electricity prices, energy sales, and fuel prices have been assumed to be the same as the Base Case for the purposes of (f), (g), and (h).

            It should be noted that case (e), the breakeven market price case, has been prepared assuming corresponding decreases in fuel prices as projected by PA Consulting. This case results in a weighted average decrease in market electricity prices of approximately 31 percent to reduce interest coverage on Mirant Generation debt of 1.00 in each year during the term of the Notes. We have not included this fuel correlation in similar breakeven analyses in previous reports. We have included this case at Mirant Generation's request and have not determined whether the assumed level of correlation between the market electricity prices and fuel costs is reasonable. We have performed an additional breakeven analysis assuming no fuel correlation, which has resulted a weighted average decrease in market electricity prices of approximately 24 percent to reduce interest coverage on Mirant Generation debt of 1.00 in each year during the term of the Notes.

Summary Comparison of Projected Operating Results

            A summary of the interest coverages for the Base Case Projected Operating Results and each sensitivity case is presented in Table 25.

                                    Table 25
                         Projected Interest Coverage (1)

           Base Case                                           Sensitivity Cases

                          A            B           C             D            E              F            G            H
                          -            -           -             -            -              -            -            -
                                               Capacity
                      Low Fuel     High Fuel   Overbuild        High        Breakeven
   Year                Market       Market       Market         Hydro     Market Prices                            Increased
  Ending               Price        Price        Price      Market Price    with Fuel      Reduced     Increased   Operating
  Dec 31,             Scenario     Scenario     Scenario      Scenario    Correlation(2) Availability   Heat Rate    Expenses
  -------             --------     --------     --------      --------    -----------    ------------   ---------    --------
   2001       5.98       5.46        5.97          5.94          4.26          1.00          5.54         5.45        5.63
   2002       3.66       3.46        3.91          3.64          2.71          1.00          3.37         3.31        3.40
   2003       3.03       2.81        3.38          3.01          2.06          1.00          2.76         2.70        2.75
   2004       2.73       2.55        3.02          2.25          2.38          1.00          2.48         2.45        2.52
   2005       2.71       2.64        3.00          2.01          2.71          1.00          2.47         2.48        2.51
   2010       3.35       2.96        4.57          2.67          3.35          1.00          3.05         3.11        3.10
   2015       4.02       3.55        6.81          3.73          4.02          1.00          3.69         3.74        3.72
   2020       4.32       4.06        7.92          4.39          4.32          1.00          3.96         4.03        3.98
   2025       5.51       5.13        9.51          5.83          5.51          1.00          5.09         5.17        5.13
   2030       6.57       6.04       11.12          7.27          6.57          1.00          6.08         6.18        6.15

Minimum(3)    2.71       2.53        3.00          2.01          2.06          1.00          2.46         2.45        2.47
Average(4)    4.27       3.91        6.76          4.15          4.15          1.00          3.92         3.97        3.95

----------
(1) Interest coverages beyond 2005 assume the refinancing of the Notes at the same interest rates, as estimated by the Representative of the Initial Purchasers.
(2) Represents coverage on the interest payments on the Notes assuming the market electricity price is reduced, with corresponding decreases in fuel prices as estimated by PA Consulting, such that the total operating revenue results in an interest coverage of 1.00 in all years.
(3) Represents minimum interest coverage during any year over the term of the Notes assuming no principal repayment.
(4) Represents the weighted average interest coverage over the term of the Notes assuming no principal repayment.

            In addition to these sensitivity cases, Mirant Generation has requested that we calculate the interest coverages removing any contribution from: (1) Mirant Mid-Atlantic and (2) Mirant California. In the case where Mirant Mid-Atlantic makes no contribution to Mirant Generation, the projected minimum and average interest coverage ratios over the term of the Notes would decrease to 1.02 and 1.92, respectively. In the case where Mirant California makes no contribution to Mirant Generation, the projected minimum and average interest coverage ratios over the term of the Notes would decrease to 2.09 and 3.46, respectively.

                    PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS
                   USED IN THE PROJECTION OF OPERATING RESULTS

            In the preparation of this Report and the opinions that follow, we have made certain assumptions with respect to conditions which may exist or events which may occur in the future. While we believe these assumptions to be reasonable for the purpose of this Report, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by sources which we believe to be reliable. While we believe the use of such information and assumptions to be reasonable for the purposes of our Report, we offer no other assurances thereto and some assumptions may vary significantly due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed herein or provided to us by others, the actual results will vary from those projected herein. This Report summarizes our work up to the date of the Report. Thus, changed conditions occurring or becoming known after such date could affect the material presented to the extent of such changes.

            The principal considerations and assumptions made by us in developing the Base Case Projected Operating Results and the principal information provided to us by others include the following:

            1. As Independent Engineer, we have made no determination as to the validity and enforceability of any contract, agreement, rule, or regulation applicable to the Mirant Generation Facilities and its operations. However, for purposes of this Report, we have assumed that all such contracts, agreements, rules, and regulations will be fully enforceable in accordance with their terms and that all parties will comply with the provisions of their respective agreements.

            2. Our review of the design of the Mirant Generation Facilities was based on information provided by Mirant Generation and its affiliates and subsidiaries.

            3. Mirant Generation and its affiliates and subsidiaries will maintain the Mirant Generation Facilities in accordance with good engineering practice, will perform all required major maintenance in a timely manner, and will not operate the equipment to cause it to exceed the equipment manufacturers' recommended maximum ratings.

            4. Mirant Generation and its affiliates and subsidiaries will employ or contract for qualified and competent operations, maintenance and general management personnel and will provide such personnel to Mirant Generation, which will generally operate the Mirant Generation Facilities in a sound and businesslike manner.

            5. Inspections, overhauls, repairs and modifications are planned for and conducted in accordance with manufacturers' recommendations, and with special regard for the need to monitor certain operating parameters to identify early signs of potential problems.

            6. All licenses, permits and approvals, and permit modifications necessary to operate the Mirant Generation Facilities have been, or will be, obtained on a timely basis and any changes in required licenses, or permits and approvals will not require reduced operation of, or increased costs to, the Mirant Generation Facilities.

            7. The CPI-U, general inflation, and all related indices will increase at a rate of 2.6 percent per year based on a March 10, 2001 projection prepared by Blue Chip Economic Indicators.

            8. Mirant Generation and its affiliates and subsidiaries will operate the Mirant Generation Facilities at the load levels projected by PA Consulting, resulting in the annual average heat rates assumed in the Projected Operating Results. The quantities of market electricity sales, number of starts, market prices of electricity, and the cost of fuel for the Mirant Generation Facilities will be as projected by PA Consulting, including the receipt of RMR Payments for the Mirant California Facilities through 2008.

            9. All revenue from the Mirant Generation Facilities beginning January 1, 2001 will be available to pay interest on the Notes.

            10. The lease on the Dickerson Facility, which expires in 2028, will be renewed through the term of the Notes.

            11. For the purposes of estimating operating expenses, the price of SO(2) allowances will be $150 per ton in 2001 dollars and will increase thereafter at the rate of inflation. The price of NO(X) emissions allowances will be $1,000 per ton through 2002, $2,300 per ton in 2003, $2,000 per ton in 2004, and $1,700 per ton in 2005 and will increase thereafter at the rate of inflation.

            12. The non-fuel operating and maintenance expenses, including the cost of major maintenance, will be consistent with the projection provided by Mirant Generation in 2000 dollars, and will increase at the assumed change in the general inflation rate, except for property taxes, which have been assumed to remain constant, and the lease payments for the Mirant Mid-Atlantic Facilities.

            13. The capital improvements to the Mirant Generation Facilities assumed in the Projected Operating Results will be implemented at the estimated costs and in the time frames proposed by Mirant Generation. Certain of the capital expenditures, as identified by Mirant Generation, will be funded through a revolving credit facility.

            14. The interest rates on Mirant Generation debt will be as estimated by the Representative of the Initial Purchasers, resulting in a weighted average interest rate over the term of the Notes of approximately
      8.3 percent per year.

            15. The Notes will be refinanced upon maturity, as assumed by Mirant Generation, at the same respective interest rates as the Notes, as estimated by the Representative of the Initial Purchasers.

                                   CONCLUSIONS

            Set forth below are the principal opinions we have reached after our review of the Mirant Generation Facilities. For a complete understanding of the estimates, assumptions, and calculations upon which these opinions are based, the Report and the Supplement should be read in their entirety. On the basis of our review and analyses of the Mirant Generation Facilities and the assumptions set forth in this Report, we are of the opinion that:

            1. The sites for the Mirant Generation Facilities are suitable for the Mirant Generation Facilities' continued operation.

            2. The Mirant Generation Facilities have been operated and maintained in accordance with generally accepted industry practices, and the technologies in use at the Mirant Generation Facilities are sound, proven conventional methods of electric generation. If operated and maintained as proposed by Mirant Generation and the project companies, the Mirant Generation Facilities should be capable of meeting the requirements of the respective power purchase agreements and currently applicable environmental permit requirements. Furthermore, all off-site requirements of the Mirant Generation Facilities have been adequately provided for, including fuel supply, water supply, ash and wastewater disposal, and electrical interconnection.

            3. The Mirant Generation Facilities should be capable of achieving the projected annual average net capacities, annual equivalent availability factors, net generation, and net heat rates assumed in the Projected Operating Results.

            4. Provided that: (1) the units are operated and maintained by Mirant Generation in accordance with the policies and procedures as presented by Mirant Generation; (2) all required renewals and replacements are made on a timely basis as the units age; and (3) fuels burned by the units are within the expected ranges with respect to quantity and quality, the Mirant Generation Facilities should have useful lives of at least 20 years.

            5. Through either the experience of the existing personnel or other Mirant operating subsidiaries, Mirant Generation has demonstrated the capability to operate the Mirant Generation Facilities. With the exception of the Neenah and Bosque Facilities, for which operating procedures have not been reviewed, the operating programs and procedures which are currently in place for the Mirant Generation Facilities are consistent with generally accepted practices in the industry, and Mirant Generation has incorporated organizational structures that are comparable to other facilities using similar technologies.

            6. The ESAs and updated report for the sites of the Mirant Mid-Atlantic Facilities were conducted in a manner consistent with industry standards, using comparable industry protocols for similar studies with which we are familiar. With respect to the other Mirant Generation Facilities, because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the other sites have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the other Mirant Generation Facilities, if any, or potential future remediation costs should contamination be found.

            7. The major permits and approvals required to operate the Mirant Generation Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

            8. The Mirant Generation Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            9. Mirant Generation's estimates of the costs of operating and maintaining the Mirant Generation Facilities, including provision for capital expenditures and major maintenance, are within the range of the costs of similar plants with which we are familiar.

            10. For the Base Case Projected Operating Results, the projected revenues from the sale of electricity are adequate to pay annual operating and maintenance expenses (including capital expenditures and major maintenance), fuel expense, and other operating expenses. Such revenues provide an annual interest coverage on the Notes of at least 2.71 times the annual interest requirement in each year during the term of the Notes and a weighted average coverage of 4.27 times the annual interest requirement over the term of the Notes. There is insufficient cash available after the payment of interest in 2006, 2011 and 2031 to repay the entire principal due on the Notes. Mirant Generation has assumed that the Notes will be refinanced upon maturity.

                                                         Respectfully submitted,


                                                            /s/ R. W. BECK, INC.

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                          2001(1)        2002          2003         2004        2005          2006
------------------------                          -------        ----          ----         ----        ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587        12,587        12,587       12,587       12,587       12,587
     Average Capacity Factor (%)(3)                 49.4%         45.7%         43.6%        39.3%        37.8%        37.9%
     Contract Energy Sales (GWh)(4)                6,339         6,598         4,662        3,140        2,746        2,521
     Market Energy Sales (GWh)(4)                 48,143        43,741        43,397       40,161       38,891       39,252
                                              ----------    ----------     ---------    ---------    ---------    ---------
     Total Energy Sales (GWh)                     54,482        50,338        48,059       43,301       41,636       41,773
     Total Steam Sales (MMBtu)(5)                    962           962           962          962          962          962
     Fuel Consumption (BBtu)                     537,369       493,659       469,255      422,673      405,964      406,865
     Average Net Heat Rate (Btu/kWh)(6)            9,863         9,807         9,764        9,761        9,750        9,740
     SO(2) Allowances Purchased (Tons)(7)         71,055        61,286        53,549       31,946       26,163       32,733
     NO(X) Allowances Purchased (Tons)(8)          6,167          (381)        5,119        3,657        2,952          907

COMMODITY PRICES
     General Inflation (%)(9)                       2.60          2.60          2.60         2.60         2.60         2.60
     Contract Electricity Price ($/MWh)(10)       $43.43         35.89         29.72        34.80        29.11        28.45
     Market Electricity Price ($/MWh)(11)         $69.21         60.44         57.22        53.05        51.18        53.57
     Steam Price ($/MMBtu)(12)                    $12.98         12.09         12.09        10.71         9.57         9.86
     Fuel Price ($/MMBtu)(13)                      $3.37          2.90          2.71         2.59         2.31         2.37
     SO(2) Allowances ($/Ton)(14)                   $150           154           158          162          166          171
     NO(X) Allowances ($/Ton)(15)                 $1,000         1,000         2,300        2,000        1,700        1,744

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                 $28,168        27,605        29,677       19,285        2,249          311
          Mirant New England                    $149,243       101,246             0            0            0            0
          Mirant Texas                           $33,704        42,494        42,818       23,011        9,576            0
          State Line                             $49,830        50,958        51,452       52,126       52,661       53,434
          Mirant Wisconsin                       $14,322        14,475        14,615       14,849       15,436       17,981
     Market Electricity Revenues
          Mirant Mid-Atlantic                 $1,452,190     1,276,686     1,131,958    1,055,042    1,027,571    1,127,472
          Mirant California                   $1,262,390       825,938       823,245      574,597      474,707      475,614
          Mirant New York                       $475,676       398,285       338,171      294,482      274,288      256,322
          Mirant New England                    $141,770       142,545       189,584      143,484      141,404      147,205
          Mirant Texas                                $0             0             0       62,760       72,150       95,796
          State Line                                  $0             0             0            0            0            0
          Mirant Wisconsin                          $130            89           113          147          247          260
     Steam Revenues                              $12,480        11,626        11,627       10,303        9,207        9,481
                                              ----------    ----------     ---------    ---------    ---------    ---------
     Total Operating Revenues                 $3,619,903     2,891,947     2,633,260    2,250,086    2,079,496    2,183,876

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                   $535,696       485,365       429,800      426,205      403,409      425,724
          Mirant California                     $779,179       532,135       518,688      368,601      247,277      252,216
          Mirant New York                       $279,079       237,979       184,925      169,727      153,913      140,646
          Mirant New England                    $218,336       178,169       138,270       87,957       84,140       87,024
          Mirant Texas                                $0             0             0       43,077       47,515       56,772
          State Line                                  $0             0             0            0            0            0
          Mirant Wisconsin                           $44            29            32           45           76           76
     Emissions Allowances                        $16,815         9,046        20,204       12,451        9,309        7,114
     Operations & Maintenance                   $225,882       218,377       216,877      215,287      220,022      226,628
     Major Maintenance                           $17,120        17,923        17,554       15,920       16,057       18,011
     Insurance                                   $15,964        16,448        16,872       17,308       17,763       18,225
     Property and Gross Receipts Taxes (18)      $83,326        85,201        86,634       88,114       89,639       91,265
     Facility Administration and General          $6,075         6,298         6,457        6,622        6,795        6,973
     Corporate Administration and General        $45,274        46,455        47,661       48,897       50,173       51,479
     Other (19)                                 $227,567       201,578       182,657      153,630      149,068      139,529
                                              ----------    ----------     ---------    ---------    ---------    ---------
     Total Operating Expenses                 $2,450,357     2,035,003     1,866,630    1,653,841    1,495,156    1,521,682

NET OPERATING REVENUES ($000)                 $1,169,546       856,945       766,630      596,245      584,340      662,194

CAPITAL EXPENDITURES (20)                       $163,865       111,679       149,305       85,426       85,583      112,142

FUNDS FROM CAP EX FACILITY (21)                       $0             0             0       58,131       85,578       80,916

CASH AVAILABLE FOR DEBT SERVICE               $1,005,681       745,265       617,325      568,950      584,335      630,968

ANNUAL INTEREST ($000)(22)                      $168,183       203,660       203,660      208,485      215,588      222,304

ANNUAL INTEREST COVERAGE (23)                       5.98          3.66          3.03         2.73         2.71         2.84
AVERAGE INTEREST COVERAGE (24)                      4.27

EBITDA ADJUSTMENTS TO
    NET OPERATING REVENUE:
    Plus: Cash-to-Book Lease Adjustment          $99,554        73,957        54,209       24,989       19,494        9,159
EBITDA (25)                                   $1,269,100       930,902       820,839      621,234      603,834      671,353
INTEREST W/O CAP EX FACILITY (26)               $168,183       203,660       203,660      203,660      203,660      203,660
EBITDA/INTEREST COVERAGE (27)                       7.55          4.57          4.03         3.05         2.96         3.30
AVERAGE EBITDA/INT COVERAGE (28)                    5.17

Year Ending December 31,                           2007         2008            2009          2010
------------------------                           ----         ----            ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587        12,587         12,587         12,587
     Average Capacity Factor (%)(3)                 37.7%         36.8%          36.6%          36.7%
     Contract Energy Sales (GWh)(4)                2,558         2,403          2,451          2,544
     Market Energy Sales (GWh)(4)                 38,995        38,162         37,956         37,958
                                               ---------    ----------     ----------     ----------
     Total Energy Sales (GWh)                     41,553        40,565         40,408         40,503
     Total Steam Sales (MMBtu)(5)                    962           962            962            962
     Fuel Consumption (BBtu)                     405,345       395,141        393,919        394,949
     Average Net Heat Rate (Btu/kWh)(6)            9,755         9,741          9,749          9,751
     SO(2) Allowances Purchased (Tons)(7)         29,391        29,769         30,846         42,470
     NO(X) Allowances Purchased (Tons)(8)            292        (2,099)        (1,971)        (1,831)

COMMODITY PRICES
     General Inflation (%)(9)                       2.60          2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)        28.78         26.55          22.78          22.31
     Market Electricity Price ($/MWh)(11)          56.39         58.03          60.99          63.52
     Steam Price ($/MMBtu)(12)                     10.07         10.36          10.60          10.86
     Fuel Price ($/MMBtu)(13)                       2.43          2.49           2.55           2.61
     SO(2) Allowances ($/Ton)(14)                    175           180            184            189
     NO(X) Allowances ($/Ton)(15)                  1,790         1,836          1,884          1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                     258           258              0              0
          Mirant New England                           0             0              0              0
          Mirant Texas                                 0             0              0              0
          State Line                              54,211        54,963         55,845         56,763
          Mirant Wisconsin                        19,154         8,571              0              0
     Market Electricity Revenues
          Mirant Mid-Atlantic                  1,158,541     1,157,979      1,191,457      1,241,658
          Mirant California                      533,345       522,118        511,096        534,746
          Mirant New York                        261,817       263,972        281,361        310,737
          Mirant New England                     147,526       154,829        201,869        196,963
          Mirant Texas                            97,225        98,503         98,351         98,979
          State Line                                   0             0              0              0
          Mirant Wisconsin                           354        16,993         30,853         27,855
     Steam Revenues                                9,688         9,966         10,191         10,447
                                               ---------    ----------     ----------     ----------
     Total Operating Revenues                  2,282,119     2,288,152      2,381,023      2,478,148

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                    430,784       434,640        448,976        465,888
          Mirant California                      281,587       269,674        259,391        274,080
          Mirant New York                        135,635       132,304        139,500        143,690
          Mirant New England                      80,402        84,979         97,700         90,347
          Mirant Texas                            56,651        56,642         55,205         54,844
          State Line                                   0             0              0              0
          Mirant Wisconsin                            80         4,105          5,358          3,017
     Emissions Allowances                          5,611         1,444          1,923          4,457
     Operations & Maintenance                    233,366       238,806        244,691        250,799
     Major Maintenance                            19,024        16,798         16,973         17,072
     Insurance                                    18,695        19,184         19,684         20,200
     Property and Gross Receipts Taxes (18)       92,890        94,708         96,548         98,165
     Facility Administration and General           7,154         7,338          7,535          7,733
     Corporate Administration and General         52,817        54,187         55,595         57,040
     Other (19)                                  147,220       156,469        178,971        177,823
                                               ---------    ----------     ----------     ----------
     Total Operating Expenses                  1,561,915     1,571,278      1,628,049      1,665,156

NET OPERATING REVENUES ($000)                    720,204       716,873        752,974        812,993

CAPITAL EXPENDITURES (20)                        111,975       110,382         71,681         68,343

FUNDS FROM CAP EX FACILITY (21)                        0             0              0              0

CASH AVAILABLE FOR DEBT SERVICE                  608,229       606,492        681,292        744,650

ANNUAL INTEREST ($000)(22)                       222,304       222,304        222,304        222,304

ANNUAL INTEREST COVERAGE (23)                       2.74          2.73           3.06           3.35
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
    NET OPERATING REVENUE:
    Plus: Cash-to-Book Lease Adjustment           15,836        24,212         45,829         43,709
EBITDA (25)                                      736,040       741,085        798,803        856,702
INTEREST W/O CAP EX FACILITY (26)                203,660       203,660        203,660        203,660
EBITDA/INTEREST COVERAGE (27)                       3.61          3.64           3.92           4.21
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                           2011          2012           2013           2014            2015         2016
------------------------                           ----          ----           ----           ----            ----         ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587         12,587         12,587         12,587         12,587       12,587
     Average Capacity Factor (%)(3)                  38.0%          37.0%          37.1%          36.9%          36.1%        35.5%
     Contract Energy Sales (GWh)(4)                 2,627          2,671              0              0              0            0
     Market Energy Sales (GWh)(4)                  39,282         38,095         40,960         40,678         39,851       39,139
                                               ----------      ---------      ---------      ---------      ---------    ---------
     Total Energy Sales (GWh)                      41,909         40,765         40,960         40,678         39,851       39,139
     Total Steam Sales (MMBtu)(5)                     962            962            962            962            962          962
     Fuel Consumption (BBtu)                      409,440        398,117        400,072        397,032        388,712      381,487
     Average Net Heat Rate (Btu/kWh)(6)             9,770          9,766          9,767          9,760          9,754        9,747
     SO(2) Allowances Purchased (Tons)(7)          43,929         43,185         53,416         53,772         54,746       54,208
     NO(X) Allowances Purchased (Tons)(8)          (1,508)        (1,607)          (983)          (835)        (1,058)      (1,207)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60           2.60           2.60           2.60           2.60         2.60
     Contract Electricity Price ($/MWh)(10)        $21.97          21.94           0.00           0.00           0.00         0.00
     Market Electricity Price ($/MWh)(11)          $65.08          67.24          68.23          69.69          71.48        73.31
     Steam Price ($/MMBtu)(12)                     $11.11          11.39          11.66          11.96          12.26        12.61
     Fuel Price ($/MMBtu)(13)                       $2.73           2.76           2.93           3.00           3.03         3.09
     SO(2) Allowances ($/Ton)(14)                    $194            199            204            209            215          220
     NO(X) Allowances ($/Ton)(15)                  $1,983          2,035          2,088          2,142          2,197        2,255

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                       $0              0              0              0              0            0
          Mirant New England                           $0              0              0              0              0            0
          Mirant Texas                                 $0              0              0              0              0            0
          State Line                              $57,697         58,605              0              0              0            0
          Mirant Wisconsin                             $0              0              0              0              0            0
     Market Electricity Revenues
          Mirant Mid-Atlantic                  $1,305,417      1,317,938      1,369,384      1,384,193      1,415,649    1,436,988
          Mirant California                      $589,255        569,840        593,542        580,857        576,997      575,519
          Mirant New York                        $324,596        338,390        355,636        387,184        364,919      367,130
          Mirant New England                     $210,470        209,382        218,983        221,121        227,584      223,610
          Mirant Texas                            $99,559         99,461         98,997         98,965         95,008       93,812
          State Line                                   $0              0        132,163        135,268        140,891      145,171
          Mirant Wisconsin                        $26,975         26,610         25,942         27,250         27,443       27,236
     Steam Revenues                               $10,689         10,955         11,215         11,498         11,786       12,131
                                               ----------      ---------      ---------      ---------      ---------    ---------
     Total Operating Revenues                  $2,624,658      2,631,181      2,805,862      2,846,336      2,860,277    2,881,597

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                    $489,363        492,348        506,796        514,197        527,222      533,291
          Mirant California                      $317,178        305,308        320,604        312,486        297,283      296,188
          Mirant New York                        $152,094        146,634        153,483        171,804        157,377      158,692
          Mirant New England                     $101,597        100,844        106,682        107,237        115,331      109,411
          Mirant Texas                            $54,013         52,405         48,988         47,521         43,727       42,045
          State Line                                   $0              0         34,460         34,572         36,108       36,719
          Mirant Wisconsin                         $2,158          1,622            817          1,566          1,468        1,523
     Emissions Allowances                          $5,506          5,301          8,837          9,451          9,424        9,209
     Operations & Maintenance                    $258,518        266,315        273,377        280,050        286,716      293,504
     Major Maintenance                            $22,469         23,170         22,666         20,541         20,643       23,139
     Insurance                                    $20,725         21,258         21,812         22,382         22,963       23,554
     Property and Gross Receipts Taxes (18)       $99,894        101,685        103,513        105,448        107,399      109,397
     Facility Administration and General           $7,928          8,136          8,347          8,561          8,787        9,015
     Corporate Administration and General         $58,526         60,049         61,608         63,208         64,853       66,541
     Other (19)                                  $172,607        171,017        178,563        172,542        152,651      193,714
                                               ----------      ---------      ---------      ---------      ---------    ---------
     Total Operating Expenses                  $1,762,576      1,756,092      1,850,553      1,871,566      1,851,951    1,905,942

NET OPERATING REVENUES ($000)                    $862,082        875,089        955,309        974,770      1,008,325      975,655

CAPITAL EXPENDITURES (20)                        $117,126        118,159         95,645         86,072        115,004       87,685

FUNDS FROM CAP EX FACILITY (21)                        $0              0              0              0              0            0

CASH AVAILABLE FOR DEBT SERVICE                  $744,956        756,930        859,663        888,698        893,322      887,969

ANNUAL INTEREST ($000)(22)                       $222,304        222,304        222,304        222,304        222,304      222,304

ANNUAL INTEREST COVERAGE (23)                        3.35           3.40           3.87           4.00           4.02         3.99
AVERAGE INTEREST COVERAGE (24)                       4.27

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment          $37,489         34,989         41,490         34,489         13,489       53,489
EBITDA (25)                                      $899,571        910,078        996,799      1,009,259      1,021,814    1,029,144
INTEREST W/O CAP EX FACILITY (26)                $203,660        203,660        203,660        203,660        203,660      203,660
EBITDA/INTEREST COVERAGE (27)                        4.42           4.47           4.89           4.96           5.02         5.05
AVERAGE EBITDA/INT COVERAGE (28)                     5.17

Year Ending December 31,                               2017           2018          2019           2020
------------------------                               ----           ----          ----           ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)                   12,587         12,587         12,587         12,587
     Average Capacity Factor (%)(3)                      35.7%          35.3%          35.4%          34.2%
     Contract Energy Sales (GWh)(4)                         0              0              0              0
     Market Energy Sales (GWh)(4)                      39,337         38,889         39,018         37,758
                                                    ---------      ---------      ---------      ---------
     Total Energy Sales (GWh)                          39,337         38,889         39,018         37,758
     Total Steam Sales (MMBtu)(5)                         962            962            962            962
     Fuel Consumption (BBtu)                          383,563        379,171        380,619        368,101
     Average Net Heat Rate (Btu/kWh)(6)                 9,751          9,750          9,755          9,749
     SO(2) Allowances Purchased (Tons)(7)              53,654         54,428         53,665         54,350
     NO(X) Allowances Purchased (Tons)(8)              (1,206)        (1,115)        (1,126)        (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                            2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)              0.00           0.00           0.00           0.00
     Market Electricity Price ($/MWh)(11)               75.36          77.83          79.61          80.44
     Steam Price ($/MMBtu)(12)                          12.91          13.23          13.54          13.86
     Fuel Price ($/MMBtu)(13)                            3.19           3.25           3.36           3.36
     SO(2) Allowances ($/Ton)(14)                         226            232            238            244
     NO(X) Allowances ($/Ton)(15)                       2,313          2,373          2,435          2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                            0              0              0              0
          Mirant New England                                0              0              0              0
          Mirant Texas                                      0              0              0              0
          State Line                                        0              0              0              0
          Mirant Wisconsin                                  0              0              0              0
     Market Electricity Revenues
          Mirant Mid-Atlantic                       1,473,937      1,527,143      1,557,539      1,602,335
          Mirant California                           606,129        579,205        625,267        611,903
          Mirant New York                             374,693        405,448        396,099        281,384
          Mirant New England                          237,080        238,831        246,121        253,161
          Mirant Texas                                 95,357         94,128         94,149         93,642
          State Line                                  149,936        154,755        159,455        166,670
          Mirant Wisconsin                             27,352         27,174         27,554         28,009
     Steam Revenues                                    12,417         12,728         13,023         13,332
                                                    ---------      ---------      ---------      ---------
     Total Operating Revenues                       2,976,901      3,039,412      3,119,207      3,050,436

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                         549,124        562,519        578,422        598,904
          Mirant California                           314,320        293,560        325,906        313,050
          Mirant New York                             161,026        176,140        169,417        117,858
          Mirant New England                          119,964        121,193        126,162        128,752
          Mirant Texas                                 42,410         40,631         39,557         38,696
          State Line                                   36,720         37,404         37,688         39,257
          Mirant Wisconsin                                807            891            953            715
     Emissions Allowances                               9,332          9,974         10,023          9,570
     Operations & Maintenance                         301,349        308,615        316,931        324,569
     Major Maintenance                                 24,472         21,626         21,842         22,023
     Insurance                                         24,167         24,800         25,444         26,103
     Property and Gross Receipts Taxes (18)           111,444        113,541        115,711        117,934
     Facility Administration and General                9,242          9,489          9,734          9,990
     Corporate Administration and General              68,267         70,045         71,864         73,735
     Other (19)                                       188,881        150,962        186,697        153,371
                                                    ---------      ---------      ---------      ---------
     Total Operating Expenses                       1,961,525      1,941,390      2,036,351      1,974,527

NET OPERATING REVENUES ($000)                        1,015,376     1,098,022      1,082,856      1,075,908

CAPITAL EXPENDITURES (20)                             102,649        129,279         80,694        116,651

FUNDS FROM CAP EX FACILITY (21)                             0              0              0              0

CASH AVAILABLE FOR DEBT SERVICE                       912,727        968,743      1,002,162        959,257

ANNUAL INTEREST ($000)(22)                            222,304        222,304        222,304        222,304

ANNUAL INTEREST COVERAGE (23)                            4.11           4.36           4.51           4.32
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment               47,489          8,489         42,988          8,489
EBITDA (25)                                         1,062,865      1,106,511      1,125,844      1,084,397
INTEREST W/O CAP EX FACILITY (26)                     203,660        203,660        203,660        203,660
EBITDA/INTEREST COVERAGE (27)                            5.22           5.43           5.53           5.32
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                          2021          2022            2023           2024          2025
------------------------                          ----          ----            ----           ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587         12,587         12,587         12,587         12,587
     Average Capacity Factor (%)(3)                  34.2%          34.2%          34.2%          34.2%          34.2%
     Contract Energy Sales (GWh)(4)                     0              0              0              0              0
     Market Energy Sales (GWh)(4)                  37,758         37,758         37,758         37,758         37,758
                                               ----------      ---------      ---------      ---------      ---------
     Total Energy Sales (GWh)                      37,758         37,758         37,758         37,758         37,758
     Total Steam Sales (MMBtu)(5)                     962            962            962            962            962
     Fuel Consumption (BBtu)                      368,101        368,101        368,101        368,101        368,101
     Average Net Heat Rate (Btu/kWh)(6)             9,749          9,749          9,749          9,749          9,749
     SO(2) Allowances Purchased (Tons)(7)          54,350         54,350         54,350         54,350         54,350
     NO(X) Allowances Purchased (Tons)(8)          (1,479)        (1,479)        (1,479)        (1,479)        (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60           2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)         $0.00           0.00           0.00           0.00           0.00
     Market Electricity Price ($/MWh)(11)          $82.75          85.13          87.59          90.13          92.75
     Steam Price ($/MMBtu)(12)                     $14.20          14.54          14.89          15.26          15.63
     Fuel Price ($/MMBtu)(13)                       $3.46           3.55           3.65           3.76           3.86
     SO(2) Allowances ($/Ton)(14)                    $251            257            264            271            278
     NO(X) Allowances ($/Ton)(15)                  $2,563          2,630          2,698          2,769          2,841

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                       $0              0              0              0              0
          Mirant New England                           $0              0              0              0              0
          Mirant Texas                                 $0              0              0              0              0
          State Line                                   $0              0              0              0              0
          Mirant Wisconsin                             $0              0              0              0              0
     Market Electricity Revenues
          Mirant Mid-Atlantic                  $1,642,913      1,684,669      1,727,643      1,771,876      1,817,410
          Mirant California                      $635,239        659,465        684,611        710,726        737,834
          Mirant New York                        $287,684        294,131        300,733        307,491        314,411
          Mirant New England                     $261,235        269,573        278,177        287,060        296,230
          Mirant Texas                            $96,345         99,127        101,988        104,937        107,970
          State Line                             $172,182        177,878        183,766        189,854        196,145
          Mirant Wisconsin                        $28,749         29,508         30,288         31,088         31,910
     Steam Revenues                               $13,654         13,984         14,323         14,671         15,028
                                               ----------      ---------      ---------      ---------      ---------
      Total Operating Revenues                 $3,138,001      3,228,335      3,321,529      3,417,703      3,516,938

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                    $614,782        631,087        647,830        665,024        682,679
          Mirant California                      $322,883        333,038        343,532        354,377        365,579
          Mirant New York                        $121,063        124,357        127,742        131,222        134,796
          Mirant New England                     $133,072        137,535        142,148        146,917        151,844
          Mirant Texas                            $39,823         40,985         42,181         43,411         44,677
          State Line                              $39,744         40,237         40,736         41,243         41,754
          Mirant Wisconsin                           $736            759            782            806            830
     Emissions Allowances                          $9,821         10,071         10,337         10,605         10,882
     Operations & Maintenance                    $333,008        341,664        350,552        359,663        369,022
     Major Maintenance                            $29,028         29,911         29,295         26,530         26,660
     Insurance                                    $26,779         27,482         28,193         28,929         29,676
     Property and Gross Receipts Taxes (18)      $120,228        122,583        125,001        127,479        130,021
     Facility Administration and General          $10,246         10,515         10,787         11,064         11,353
     Corporate Administration and General         $75,650         77,620         79,642         81,708         83,831
     Other (19)                                   $91,301         86,610         74,757         69,898         71,428
                                               ----------      ---------      ---------      ---------      ---------
      Total Operating Expenses                 $1,968,164      2,014,453      2,053,515      2,098,876      2,155,032

NET OPERATING REVENUES ($000)                  $1,169,837      1,213,882      1,268,014      1,318,827      1,361,906

CAPITAL EXPENDITURES (20)                        $138,471        112,439        140,901        134,816        137,925

FUNDS FROM CAP EX FACILITY (21)                        $0              0              0              0              0

CASH AVAILABLE FOR DEBT SERVICE                $1,031,365      1,101,443      1,127,113      1,184,010      1,223,981

ANNUAL INTEREST ($000)(22)                       $222,304        222,304        222,304        222,304        222,304

ANNUAL INTEREST COVERAGE (23)                        4.64           4.95           5.07           5.33           5.51
AVERAGE INTEREST COVERAGE (24)                       4.27

EBITDA ADJUSTMENTS TO
  NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment         ($54,879)       (60,896)       (74,110)       (80,369)       (80,273)
  EBITDA (25)                                  $1,114,958      1,152,986      1,193,904      1,238,458      1,281,633
INTEREST W/O CAP EX FACILITY (26)                $203,660        203,660        203,660        203,660        203,660
EBITDA/INTEREST COVERAGE (27)                        5.47           5.66           5.86           6.08           6.29
AVERAGE EBITDA/INT COVERAGE (28)                     5.17

Year Ending December 31,                             2027          2028           2029          2030
------------------------                             ----          ----           ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587         12,587         12,587         12,587
     Average Capacity Factor (%)(3)                    34.2%          34.2%          34.2%          34.2%
     Contract Energy Sales (GWh)(4)                       0              0              0              0
     Market Energy Sales (GWh)(4)                    37,758         37,758         37,758         37,758
                                                  ---------      ---------      ---------      ---------
     Total Energy Sales (GWh)                        37,758         37,758         37,758         37,758
     Total Steam Sales (MMBtu)(5)                       962            962            962            962
     Fuel Consumption (BBtu)                        368,101        368,101        368,101        368,101
     Average Net Heat Rate (Btu/kWh)(6)               9,749          9,749          9,749          9,749
     SO(2) Allowances Purchased (Tons)(7)            54,350         54,350         54,350         54,350
     NO(X) Allowances Purchased (Tons)(8)            (1,479)        (1,479)        (1,479)        (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                          2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)            0.00           0.00           0.00           0.00
     Market Electricity Price ($/MWh)(11)             98.24         101.12         104.09         107.16
     Steam Price ($/MMBtu)(12)                        16.40          16.80          17.22          17.64
     Fuel Price ($/MMBtu)(13)                          4.09           4.20           4.32           4.44
     SO(2) Allowances ($/Ton)(14)                       292            300            308            316
     NO(X) Allowances ($/Ton)(15)                     2,990          3,068          3,148          3,229

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                          0              0              0              0
          Mirant New England                              0              0              0              0
          Mirant Texas                                    0              0              0              0
          State Line                                      0              0              0              0
          Mirant Wisconsin                                0              0              0              0
     Market Electricity Revenues
          Mirant Mid-Atlantic                     1,912,569      1,962,290      2,013,508      2,066,276
          Mirant California                         795,193        825,528        857,013        889,711
          Mirant New York                           328,739        336,158        343,754        351,526
          Mirant New England                        315,467        325,554        335,969        346,719
          Mirant Texas                              114,304        117,609        121,011        124,514
          State Line                                209,372        216,321        223,506        230,932
          Mirant Wisconsin                           33,619         34,508         35,421         36,358
     Steam Revenues                                  15,773         16,159         16,557         16,966
                                                  ---------      ---------      ---------      ---------
      Total Operating Revenues                    3,725,036      3,834,127      3,946,739      4,063,002

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                       719,428        738,549        758,184        778,349
          Mirant California                         389,138        401,510        414,303        427,529
          Mirant New York                           142,246        146,126        150,115        154,214
          Mirant New England                        162,202        167,641        173,265        179,079
          Mirant Texas                               47,324         48,704         50,125         51,589
          State Line                                 42,796         43,328         43,865         44,409
          Mirant Wisconsin                              881            908            936            964
     Emissions Allowances                            11,454         11,750         12,055         12,373
     Operations & Maintenance                       388,456        398,554        408,912        419,547
     Major Maintenance                               31,622         27,934         28,232         28,464
     Insurance                                       31,237         32,053         32,888         33,741
     Property and Gross Receipts Taxes (18)         135,303        138,053        140,868        143,758
     Facility Administration and General             11,952         12,262         12,583         12,913
     Corporate Administration and General            88,251         90,542         92,895         95,312
     Other (19)                                     132,436        139,744         95,203         86,673
                                                  ---------      ---------      ---------      ---------
      Total Operating Expenses                    2,334,726      2,397,659      2,414,429      2,468,915

NET OPERATING REVENUES ($000)                     1,390,310      1,436,469      1,532,309      1,594,088

CAPITAL EXPENDITURES (20)                           163,709        158,067        128,988        134,415

FUNDS FROM CAP EX FACILITY (21)                           0              0              0              0

CASH AVAILABLE FOR DEBT SERVICE                   1,226,601      1,278,401      1,403,322      1,459,673

ANNUAL INTEREST ($000)(22)                          222,304        222,304        222,304        222,304

ANNUAL INTEREST COVERAGE (23)                          5.52           5.75           6.31           6.57
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
  NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            (22,262)       (16,511)       (62,652)       (72,821)
  EBITDA (25)                                     1,368,048      1,419,958      1,469,657      1,521,267
INTEREST W/O CAP EX FACILITY (26)                   203,660        203,660        203,660        203,660
EBITDA/INTEREST COVERAGE (27)                          6.72           6.97           7.22           7.47
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-1

                  Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                       2001(1)       2002         2003         2004         2005
------------------------                       -------       ----         ----         ----         ----
MIRANT MID-ATLANTIC
PERFORMANCE
     Capacity (MW)                               5,266        5,266        5,266        5,266        5,266
     Availability (%)                             88.0%        88.0%        88.0%        88.0%        88.0%
     Capacity Factor (%)(3)                       54.5%        52.1%        50.0%        48.1%        47.9%
     Energy Generation (GWh)                    25,125       24,039       23,068       22,205       22,116
     Heat Rate (Btu/kWh)(6)                      9,736        9,716        9,655        9,700        9,709
     Fuel Consumption (BBtu)                   244,605      233,562      222,736      215,397      214,721
     SO(2) Allowances Purchased (Tons)(7)       84,301       77,030       75,310       61,075       60,220
     NO(X) Allowances Purchased (Tons)(8)        7,669        1,879        5,843        3,999        3,264

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)       $57.80        53.11        49.07        47.51        46.46
     Fuel Price ($/MMBtu)(13)                    $2.19         2.08         1.93         1.98         1.88

OPERATING REVENUES ($000)
     Market Electricity Revenue             $1,452,190    1,276,686    1,131,958    1,055,042    1,027,571
                                            ----------    ---------    ---------    ---------    ---------
     Total Operating Revenues               $1,452,190    1,276,686    1,131,958    1,055,042    1,027,571

OPERATING EXPENSES ($000)(17)
     Fuel                                     $535,696      485,365      429,800      426,205      403,409
     Emissions Allowances                      $20,315       13,736       25,332       17,892       15,557
     Operations & Maintenance                 $100,050       89,464       88,243       86,160       88,392
     Major Maintenance                          $5,987        5,823        5,697        6,064        6,172
     Insurance                                  $4,702        4,824        4,949        5,078        5,211
     Property Taxes (18)                       $34,980       35,890       36,823       37,780       38,762
     Production Service Center                 $17,740       18,201       18,675       19,160       19,659
     Corporate Administration & General         $6,852        7,030        7,212        7,400        7,593
     Other (19)                               $201,570      176,117      156,515      127,446      122,106
                                            ----------    ---------    ---------    ---------    ---------
     Total Operating Expenses                 $927,892      836,450      773,245      733,185      706,861

NET OPERATING REVENUES ($000)                 $524,298      440,237      358,713      321,857      320,710
CAPITAL EXPENDITURES ($000)(20)                $48,322       49,364       33,232       58,128       55,798

MIRANT CALIFORNIA FACILITIES
PERFORMANCE
     Capacity (MW)                               2,974        2,974        2,974        2,974        2,974
     Availability (%)                             83.0%        83.0%        83.0%        83.0%        83.0%
     Capacity Factor (%)(3)                       53.2%        40.8%        43.7%        33.2%        27.0%
     Energy Generation (GWh)                    13,848       10,633       11,395        8,657        7,044
     Market Energy Sales (GWh)                  13,848       10,633       11,395        8,657        7,044
     Heat Rate (Btu/kWh)(6)                     10,042       10,024       10,026       10,026       10,019
     Fuel Consumption (BBtu)                   139,054      106,584      114,245       86,794       70,576
     SO(2) Allowances Purchased (Tons)(7)           70           54           57           43           36

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)       $91.16        77.68        72.25        66.38        67.39
     Fuel Price ($/MMBtu)(13)                    $5.60         4.99         4.54         4.25         3.50

OPERATING REVENUES ($000)
     Contract Electricity Revenue              $28,168       27,605       29,677       19,285        2,249
     Market Electricity Revenue             $1,262,390      825,938      823,245      574,597      474,707
                                            ----------    ---------    ---------    ---------    ---------
     Total Operating Revenues               $1,290,558      853,543      852,922      593,882      476,956

OPERATING EXPENSES ($000)(17)
     Fuel                                     $779,179      532,135      518,688      368,601      247,277
     Emissions Allowances                           $8            7            7            6            6
     Operations & Maintenance                  $48,605       49,095       52,777       52,269       52,302
     Major Maintenance                          $2,899        2,426        2,931        4,239        2,268
     Insurance                                  $4,905        5,033        5,161        5,295        5,431
     Property Taxes (18)                        $8,357        8,576        8,797        9,029        9,263
     Facility Administration and General        $2,404        2,473        2,537        2,599        2,667
     Corporate Administration & General        $14,332       14,705       15,086       15,475       15,880
     Other                                      $8,257        7,260        7,467        7,024        7,303
                                            ----------    ---------    ---------    ---------    ---------
     Total Operating Expenses                 $868,946      621,710      613,451      464,537      342,397

NET OPERATING REVENUES ($000)                 $421,612      231,833      239,471      129,345      134,559
CAPITAL EXPENDITURES ($000)(20)                $46,048       37,578       89,968       14,212        4,452

Year Ending December 31,                        2006          2007          2008          2009           2010
------------------------                        ----          ----          ----          ----           ----
MIRANT MID-ATLANTIC
PERFORMANCE
     Capacity (MW)                               5,266        5,266         5,266          5,266          5,266
     Availability (%)                             88.0%        88.0%         88.0%          88.0%          88.0%
     Capacity Factor (%)(3)                       49.7%        49.5%         49.3%          49.5%          50.3%
     Energy Generation (GWh)                    22,912       22,834        22,720         22,847         23,190
     Heat Rate (Btu/kWh)(6)                      9,698        9,694         9,680          9,686          9,683
     Fuel Consumption (BBtu)                   222,190      221,360       219,944        221,296        224,549
     SO(2) Allowances Purchased (Tons)(7)       67,094       67,468        68,003         68,562         79,741
     NO(X) Allowances Purchased (Tons)(8)        1,528        1,218        (1,104)        (1,227)        (1,098)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)        49.21        50.74         50.97          52.15          53.54
     Fuel Price ($/MMBtu)(13)                     1.92         1.95          1.98           2.03           2.07

OPERATING REVENUES ($000)
     Market Electricity Revenue              1,127,472    1,158,541     1,157,979      1,191,457      1,241,658
                                             ---------    ---------    ----------     ----------     ----------
     Total Operating Revenues                1,127,472    1,158,541     1,157,979      1,191,457      1,241,658

OPERATING EXPENSES ($000)(17)
     Fuel                                      425,724      430,784       434,640        448,976        465,888
     Emissions Allowances                       14,107       13,984        10,181         10,318         12,946
     Operations & Maintenance                   91,820       94,702        97,258         99,733        102,342
     Major Maintenance                           6,353        6,575         6,838          6,848          7,620
     Insurance                                   5,346        5,485         5,627          5,775          5,924
     Property Taxes (18)                        39,770       40,804        41,865         42,954         44,071
     Production Service Center                  20,169       20,693        21,231         21,782         22,350
     Corporate Administration & General          7,790        7,993         8,200          8,414          8,632
     Other (19)                                111,929      118,769       127,312        149,100        147,156
                                             ---------    ---------    ----------     ----------     ----------
     Total Operating Expenses                  723,008      739,788       753,152        793,899        816,930

NET OPERATING REVENUES ($000)                  404,464      418,753       404,826        397,558        424,729
CAPITAL EXPENDITURES ($000)(20)                 80,913       79,598        77,845         46,449         46,304

MIRANT CALIFORNIA FACILITIES
PERFORMANCE
     Capacity (MW)                               2,974        2,974         2,974          2,974          2,974
     Availability (%)                             83.0%        83.0%         83.0%          83.0%          83.0%
     Capacity Factor (%)(3)                       26.5%        28.5%         26.2%          24.0%          24.3%
     Energy Generation (GWh)                     6,907        7,429         6,828          6,252          6,343
     Market Energy Sales (GWh)                   6,907        7,429         6,828          6,252          6,343
     Heat Rate (Btu/kWh)(6)                     10,025       10,026        10,020         10,024         10,023
     Fuel Consumption (BBtu)                    69,243       74,477        68,421         62,667         63,570
     SO(2) Allowances Purchased (Tons)(7)           35           37            34             31             32

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)        68.86        71.80         76.46          81.75          84.31
     Fuel Price ($/MMBtu)(13)                     3.64         3.78          3.94           4.14           4.31

OPERATING REVENUES ($000)
     Contract Electricity Revenue                  311          258           258              0              0
     Market Electricity Revenue                475,614      533,345       522,118        511,096        534,746
                                             ---------    ---------    ----------     ----------     ----------
     Total Operating Revenues                  475,925      533,603       522,376        511,096        534,746

OPERATING EXPENSES ($000)(17)
     Fuel                                      252,216      281,587       269,674        259,391        274,080
     Emissions Allowances                            6            6             6              6              6
     Operations & Maintenance                   53,556       55,396        56,306         57,251         58,826
     Major Maintenance                           2,342        2,412         2,488          2,570          2,652
     Insurance                                   5,576        5,719         5,866          6,023          6,180
     Property Taxes (18)                         9,502        9,749        10,000         10,264         10,529
     Facility Administration and General         2,738        2,808         2,882          2,959          3,036
     Corporate Administration & General         16,292       16,716        17,151         17,594         18,051
     Other                                       7,431        7,758         7,926          8,089          8,317
                                             ---------    ---------    ----------     ----------     ----------
     Total Operating Expenses                  349,659      382,151       372,299        364,147        381,677

NET OPERATING REVENUES ($000)                  126,266      151,452       150,077        146,949        153,069
CAPITAL EXPENDITURES ($000)(20)                  5,694        4,310         6,440          7,827          6,387

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                           2011            2012           2013            2014           2015
------------------------                           ----            ----           ----            ----           ----
MIRANT MID-ATLANTIC
PERFORMANCE
     Capacity (MW)                                  5,266          5,266          5,266          5,266          5,266
     Availability (%)                                88.0%          88.0%          88.0%          88.0%          88.0%
     Capacity Factor (%)(3)                          51.0%          50.5%          50.5%          50.3%          50.5%
     Energy Generation (GWh)                       23,505         23,283         23,301         23,214         23,313
     Heat Rate (Btu/kWh)(6)                         9,697          9,689          9,690          9,688          9,683
     Fuel Consumption (BBtu)                      227,931        225,583        225,797        224,892        225,729
     SO(2) Allowances Purchased (Tons)(7)          80,682         80,439         80,116         80,314         81,359
     NO(X) Allowances Purchased (Tons)(8)            (895)          (886)        (1,035)        (1,043)        (1,026)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)          $55.54          56.61          58.77          59.63          60.72
     Fuel Price ($/MMBtu)(13)                       $2.15           2.18           2.24           2.29           2.34

OPERATING REVENUES ($000)
     Market Electricity Revenue                $1,305,417      1,317,938      1,369,384      1,384,193      1,415,649
                                              -----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                  $1,305,417      1,317,938      1,369,384      1,384,193      1,415,649

OPERATING EXPENSES ($000)(17)
     Fuel                                        $489,363        492,348        506,796        514,197        527,222
     Emissions Allowances                         $13,872         14,199         14,191         14,587         15,229
     Operations & Maintenance                    $105,232        107,796        110,622        113,444        116,493
     Major Maintenance                             $7,740          7,526          7,362          7,839          7,978
     Insurance                                     $6,078          6,237          6,398          6,565          6,736
     Property Taxes (18)                          $45,216         46,392         47,599         48,835         50,105
     Production Service Center                    $22,931         23,526         24,139         24,766         25,411
     Corporate Administration & General            $8,857          9,087          9,323          9,565          9,814
     Other (19)                                  $141,116        138,801        145,492        138,686        117,886
                                              -----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                    $840,405        845,912        871,922        878,484        876,873

NET OPERATING REVENUES ($000)                    $465,012        472,026        497,462        505,709        538,775
CAPITAL EXPENDITURES ($000)(20)                   $53,914         61,800         55,750         57,871         78,065

MIRANT CALIFORNIA FACILITIES
PERFORMANCE
     Capacity (MW)                                  2,974          2,974          2,974          2,974          2,974
     Availability (%)                                83.0%          83.0%          83.0%          83.0%          83.0%
     Capacity Factor (%)(3)                          27.5%          25.7%          26.1%          24.7%          22.7%
     Energy Generation (GWh)                        7,154          6,688          6,810          6,426          5,905
     Market Energy Sales (GWh)                      7,154          6,688          6,810          6,426          5,905
     Heat Rate (Btu/kWh)(6)                        10,027         10,020         10,022         10,020         10,021
     Fuel Consumption (BBtu)                       71,736         67,014         68,248         64,387         59,175
     SO(2) Allowances Purchased (Tons)(7)              36             34             34             32             29

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)          $82.36          85.21          87.16          90.39          97.72
     Fuel Price ($/MMBtu)(13)                       $4.42           4.56           4.70           4.85           5.02

OPERATING REVENUES ($000)
     Contract Electricity Revenue                      $0              0              0              0              0
     Market Electricity Revenue                  $589,255        569,840        593,542        580,857        576,997
                                              -----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                    $589,255        569,840        593,542        580,857        576,997

OPERATING EXPENSES ($000)(17)
     Fuel                                        $317,178        305,308        320,604        312,486        297,283
     Emissions Allowances                              $6              6              6              6              6
     Operations & Maintenance                     $61,128         62,261         64,000         65,266         66,414
     Major Maintenance                             $3,747          3,140          3,792          5,477          2,935
     Insurance                                     $6,340          6,503          6,672          6,847          7,023
     Property Taxes (18)                          $10,805         11,086         11,372         11,667         11,969
     Facility Administration and General           $3,111          3,194          3,277          3,360          3,451
     Corporate Administration & General           $18,523         19,006         19,500         20,006         20,524
     Other                                         $8,560          8,690          8,932          9,090          9,354
                                              -----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                    $429,398        419,194        438,155        434,205        418,959

NET OPERATING REVENUES ($000)                    $159,857        150,646        155,387        146,652        158,038
CAPITAL EXPENDITURES ($000)(20)                   $11,215          9,969          9,870          8,156          9,383

Year Ending December 31,                                2016           2017          2018          2019           2020
------------------------                                ----           ----          ----          ----           ----
MIRANT MID-ATLANTIC
PERFORMANCE
     Capacity (MW)                                     5,266          5,266          5,266          5,266          5,266
     Availability (%)                                   88.0%          88.0%          88.0%          88.0%          88.0%
     Capacity Factor (%)(3)                             50.2%          50.1%          50.2%          50.2%          50.5%
     Energy Generation (GWh)                          23,144         23,125         23,162         23,140         23,314
     Heat Rate (Btu/kWh)(6)                            9,676          9,679          9,676          9,682          9,686
     Fuel Consumption (BBtu)                         223,934        223,822        224,123        224,046        225,824
     SO(2) Allowances Purchased (Tons)(7)             81,163         80,632         81,155         80,764         81,901
     NO(X) Allowances Purchased (Tons)(8)             (1,173)        (1,136)        (1,127)        (1,132)        (1,030)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)              62.09          63.74          65.93          67.31          68.73
     Fuel Price ($/MMBtu)(13)                           2.38           2.45           2.51           2.58           2.65

OPERATING REVENUES ($000)
     Market Electricity Revenue                    1,436,988      1,473,937      1,527,143      1,557,539      1,602,335
                                                  ----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                      1,436,988      1,473,937      1,527,143      1,557,539      1,602,335

OPERATING EXPENSES ($000)(17)
     Fuel                                            533,291        549,124        562,519        578,422        598,904
     Emissions Allowances                             15,247         15,609         16,158         16,471         17,429
     Operations & Maintenance                        119,387        122,486        125,734        128,966        132,496
     Major Maintenance                                 8,211          8,499          8,840          8,852          9,850
     Insurance                                         6,911          7,090          7,273          7,464          7,658
     Property Taxes (18)                              51,408         52,745         54,116         55,523         56,966
     Production Service Center                        26,071         26,750         27,444         28,159         28,890
     Corporate Administration & General               10,070         10,331         10,600         10,875         11,158
     Other (19)                                      158,091        152,301        113,517        148,238        113,966
                                                  ----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                        928,687        944,935        926,201        982,970        977,317

NET OPERATING REVENUES ($000)                        508,301        529,002        600,942        574,569        625,017
CAPITAL EXPENDITURES ($000)(20)                       52,378         55,481         92,588         56,235         84,968

MIRANT CALIFORNIA FACILITIES
PERFORMANCE
     Capacity (MW)                                     2,974          2,974          2,974          2,974          2,974
     Availability (%)                                   83.0%          83.0%          83.0%          83.0%          83.0%
     Capacity Factor (%)(3)                             21.8%          22.6%          20.4%          22.1%          20.4%
     Energy Generation (GWh)                           5,687          5,895          5,309          5,752          5,321
     Market Energy Sales (GWh)                         5,687          5,895          5,309          5,752          5,321
     Heat Rate (Btu/kWh)(6)                           10,025         10,023         10,021         10,021         10,025
     Fuel Consumption (BBtu)                          57,016         59,084         53,204         57,636         53,345
     SO(2) Allowances Purchased (Tons)(7)                 28             29             26             29             26

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)             101.19         102.82         109.09         108.71         114.99
     Fuel Price ($/MMBtu)(13)                           5.19           5.32           5.52           5.65           5.87

OPERATING REVENUES ($000)
     Contract Electricity Revenue                          0              0              0              0              0
     Market Electricity Revenue                      575,519        606,129        579,205        625,267        611,903
                                                  ----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                        575,519        606,129        579,205        625,267        611,903

OPERATING EXPENSES ($000)(17)
     Fuel                                            296,188        314,320        293,560        325,906        313,050
     Emissions Allowances                                  6              6              6              6              6
     Operations & Maintenance                         67,916         69,914         71,062         73,423         74,829
     Major Maintenance                                 3,025          3,121          3,216          3,314          3,424
     Insurance                                         7,204          7,390          7,589          7,783          7,985
     Property Taxes (18)                              12,286         12,600         12,930         13,266         13,607
     Facility Administration and General               3,539          3,629          3,725          3,820          3,924
     Corporate Administration & General               21,060         21,605         22,168         22,743         23,336
     Other                                             9,552          9,830         10,001         10,300         10,515
                                                  ----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                        420,776        442,415        424,257        460,561        450,676

NET OPERATING REVENUES ($000)                        154,743        163,714        154,948        164,706        161,227
CAPITAL EXPENDITURES ($000)(20)                        7,707          8,176          9,925          8,115          8,627

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                              2021           2022          2023           2024            2025
------------------------                              ----           ----          ----           ----            ----
MIRANT MID-ATLANTIC
PERFORMANCE
     Capacity (MW)                                     5,266          5,266          5,266          5,266          5,266
     Availability (%)                                   88.0%          88.0%          88.0%          88.0%          88.0%
     Capacity Factor (%)(3)                             50.5%          50.5%          50.5%          50.5%          50.5%
     Energy Generation (GWh)                          23,314         23,314         23,314         23,314         23,314
     Heat Rate (Btu/kWh)(6)                            9,686          9,686          9,686          9,686          9,686
     Fuel Consumption (BBtu)                         225,824        225,824        225,824        225,824        225,824
     SO(2) Allowances Purchased (Tons)(7)             81,901         81,901         81,901         81,901         81,901
     NO(X) Allowances Purchased (Tons)(8)             (1,030)        (1,030)        (1,030)        (1,030)        (1,030)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)              70.47          72.26          74.10          76.00          77.95
     Fuel Price ($/MMBtu)(13)                           2.72           2.79           2.87           2.94           3.02

OPERATING REVENUES ($000)
     Market Electricity Revenue                   $1,642,913      1,684,669      1,727,643      1,771,876      1,817,410
                                                 -----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                     $1,642,913      1,684,669      1,727,643      1,771,876      1,817,410

OPERATING EXPENSES ($000)(17)
     Fuel                                           $614,782        631,087        647,830        665,024        682,679
     Emissions Allowances                            $17,882         18,349         18,826         19,316         19,818
     Operations & Maintenance                       $135,941        139,476        143,102        146,822        150,639
     Major Maintenance                               $10,005          9,728          9,518         10,132         10,313
     Insurance                                        $7,856          8,061          8,270          8,484          8,706
     Property Taxes (18)                             $58,447         59,967         61,526         63,127         64,767
     Production Service Center                       $29,643         30,413         31,202         32,014         32,846
     Corporate Administration & General              $11,449         11,746         12,052         12,364         12,686
     Other (19)                                      $50,831         45,053         32,084         26,077         26,431
                                                 -----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                       $936,836        953,879        964,410        983,360      1,008,885

NET OPERATING REVENUES ($000)                       $706,077        730,790        763,233        788,516        808,525
CAPITAL EXPENDITURES ($000)(20)                       83,301         69,636         83,942        101,127        104,201

MIRANT CALIFORNIA FACILITIES
PERFORMANCE
     Capacity (MW)                                     2,974          2,974          2,974          2,974          2,974
     Availability (%)                                   83.0%          83.0%          83.0%          83.0%          83.0%
     Capacity Factor (%)(3)                             20.4%          20.4%          20.4%          20.4%          20.4%
     Energy Generation (GWh)                           5,321          5,321          5,321          5,321          5,321
     Market Energy Sales (GWh)                         5,321          5,321          5,321          5,321          5,321
     Heat Rate (Btu/kWh)(6)                           10,025         10,025         10,025         10,025         10,025
     Fuel Consumption (BBtu)                          53,345         53,345         53,345         53,345         53,345
     SO(2) Allowances Purchased (Tons)(7)                 26             26             26             26             26

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)             119.38         123.93         128.65         133.56         138.66
     Fuel Price ($/MMBtu)(13)                           6.05           6.24           6.44           6.64           6.85

OPERATING REVENUES ($000)
     Contract Electricity Revenue                         $0              0              0              0              0
     Market Electricity Revenue                     $635,239        659,465        684,611        710,726        737,834
                                                 -----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                       $635,239        659,465        684,611        710,726        737,834

OPERATING EXPENSES ($000)(17)
     Fuel                                           $322,883        333,038        343,532        354,377        365,579
     Emissions Allowances                                 $6              6              6              6              7
     Operations & Maintenance                        $76,775         78,761         80,816         82,916         85,079
     Major Maintenance                                $4,849          4,056          4,898          7,085          3,791
     Insurance                                        $8,190          8,408          8,623          8,852          9,077
     Property Taxes (18)                             $13,961         14,324         14,701         15,083         15,472
     Facility Administration and General              $4,023          4,129          4,235          4,344          4,456
     Corporate Administration & General              $23,939         24,566         25,208         25,860         26,532
     Other                                           $10,827         11,144         11,471         11,807         12,151
                                                 -----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                       $465,453        478,432        493,490        510,330        522,144

NET OPERATING REVENUES ($000)                       $169,786        181,033        191,121        200,396        215,690
CAPITAL EXPENDITURES ($000)(20)                       16,230         10,721         13,157         12,407          9,794

Year Ending December 31,                           2026           2027           2028           2029           2030
------------------------                           ----           ----           ----           ----           ----
MIRANT MID-ATLANTIC
PERFORMANCE
     Capacity (MW)                                  5,266          5,266          5,266          5,266          5,266
     Availability (%)                                88.0%          88.0%          88.0%          88.0%          88.0%
     Capacity Factor (%)(3)                          50.5%          50.5%          50.5%          50.5%          50.5%
     Energy Generation (GWh)                       23,314         23,314         23,314         23,314         23,314
     Heat Rate (Btu/kWh)(6)                         9,686          9,686          9,686          9,686          9,686
     Fuel Consumption (BBtu)                      225,824        225,824        225,824        225,824        225,824
     SO(2) Allowances Purchased (Tons)(7)          81,901         81,901         81,901         81,901         81,901
     NO(X) Allowances Purchased (Tons)(8)          (1,030)        (1,030)        (1,030)        (1,030)        (1,030)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)           79.96          82.03          84.17          86.36          88.63
     Fuel Price ($/MMBtu)(13)                        3.10           3.19           3.27           3.36           3.45

OPERATING REVENUES ($000)
     Market Electricity Revenue                 1,864,292      1,912,569      1,962,290      2,013,508      2,066,276
                                               ----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                   1,864,292      1,912,569      1,962,290      2,013,508      2,066,276

OPERATING EXPENSES ($000)(17)
     Fuel                                         700,810        719,428        738,549        758,184        778,349
     Emissions Allowances                          20,333         20,861         21,403         21,960         22,531
     Operations & Maintenance                     154,556        158,576        162,698        166,928        171,268
     Major Maintenance                             10,613         10,987         11,426         11,444         12,733
     Insurance                                      8,933          9,164          9,404          9,648          9,898
     Property Taxes (18)                           66,451         68,179         69,952         71,771         73,635
     Production Service Center                     33,701         34,577         35,475         36,398         37,344
     Corporate Administration & General            13,016         13,354         13,702         14,058         14,423
     Other (19)                                    21,977         84,979         91,009         45,155         35,279
                                               ----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                   1,030,391      1,120,105      1,153,619      1,135,546      1,155,461

NET OPERATING REVENUES ($000)                     833,902        792,464        808,672        877,961        910,816
CAPITAL EXPENDITURES ($000)(20)                    78,813        103,219        123,799         85,569         92,713

MIRANT CALIFORNIA FACILITIES
PERFORMANCE
     Capacity (MW)                                  2,974          2,974          2,974          2,974          2,974
     Availability (%)                                83.0%          83.0%          83.0%          83.0%          83.0%
     Capacity Factor (%)(3)                          20.4%          20.4%          20.4%          20.4%          20.4%
     Energy Generation (GWh)                        5,321          5,321          5,321          5,321          5,321
     Market Energy Sales (GWh)                      5,321          5,321          5,321          5,321          5,321
     Heat Rate (Btu/kWh)(6)                        10,025         10,025         10,025         10,025         10,025
     Fuel Consumption (BBtu)                       53,345         53,345         53,345         53,345         53,345
     SO(2) Allowances Purchased (Tons)(7)              26             26             26             26             26

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)          143.94         149.44         155.14         161.05         167.20
     Fuel Price ($/MMBtu)(13)                        7.07           7.29           7.53           7.77           8.01

OPERATING REVENUES ($000)
     Contract Electricity Revenue                       0              0              0              0              0
     Market Electricity Revenue                   765,973        795,193        825,528        857,013        889,711
                                               ----------     ----------     ----------     ----------     ----------
     Total Operating Revenues                     765,973        795,193        825,528        857,013        889,711

OPERATING EXPENSES ($000)(17)
     Fuel                                         377,162        389,138        401,510        414,303        427,529
     Emissions Allowances                               7              7              7              7              7
     Operations & Maintenance                      87,284         89,556         91,880         94,268         96,725
     Major Maintenance                              3,910          4,030          4,155          4,289          4,426
     Insurance                                      9,319          9,554          9,804         10,059         10,321
     Property Taxes (18)                           15,878         16,288         16,712         17,145         17,592
     Facility Administration and General            4,575          4,693          4,816          4,941          5,070
     Corporate Administration & General            27,225         27,933         28,657         29,400         30,167
     Other                                         12,506         12,880         13,260         13,650         14,050
                                               ----------     ----------     ----------     ----------     ----------
     Total Operating Expenses                     537,866        554,079        570,801        588,062        605,887

NET OPERATING REVENUES ($000)                     228,107        241,114        254,727        268,951        283,824
CAPITAL EXPENDITURES ($000)(20)                    10,390         12,596         10,308         10,953         13,329

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                        2001(1)        2002          2003          2004          2005
------------------------                        -------        ----          ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                               1,764         1,764         1,764         1,764         1,764
     Availability (%)                             81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                       44.8%         41.7%         33.8%         32.9%         32.7%
     Energy Generation (GWh)                     6,929         6,438         5,219         5,090         5,047
     Market Energy Sales (GWh)                   6,929         6,438         5,219         5,090         5,047
     Heat Rate (Btu/kWh)(6)                     10,246        10,222        10,160        10,039        10,033
     Fuel Consumption (BBtu)                    70,990        65,804        53,022        51,099        50,636
     SO(2) Allowances Purchased (Tons)(7)       (3,759)       (4,936)       (7,497)       (9,365)       (9,453)
     NO(X) Allowances Purchased (Tons)(8)          (50)         (441)          591           838           742

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)       $68.65         61.87         64.80         57.85         54.35
     Fuel Price ($/MMBtu)(13)                    $3.93          3.62          3.49          3.32          3.04

OPERATING REVENUES ($000)
     Market Electricity Revenue               $475,676       398,285       338,171       294,482       274,288

OPERATING EXPENSES ($000)(17)
     Fuel                                     $279,079       237,979       184,925       169,727       153,913
     Emissions Allowances                        ($614)       (1,201)          175           159          (309)
     Operations & Maintenance                  $37,534        38,158        36,327        36,728        37,654
     Major Maintenance                          $2,286         4,751         2,106           409         1,446
     Insurance                                  $2,608         2,675         2,746         2,816         2,891
     Property Taxes (18)                       $29,715        29,715        29,715        29,715        29,715
     Facility Administration and General        $1,048         1,076         1,103         1,131         1,162
     Corporate Administration & General        $13,157        13,500        13,851        14,211        14,581
                                              --------       -------       -------       -------       -------
     Total Operating Expenses                 $364,813       326,653       270,948       254,896       241,053

NET OPERATING REVENUES ($000)                 $110,863        71,632        67,223        39,586        33,235
CAPITAL EXPENDITURES ($000)(20)                 $6,138        12,737         8,314         2,338         9,364

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                               1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                        563           563             0             0             0
     Availability (%)                             79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                       44.5%         41.8%         34.8%         24.2%         24.4%
     Energy Generation (GWh)                     4,745         4,464         3,715         2,585         2,603
     Contract Energy Sales (GWh)                 2,503         1,833             0             0             0
     Market Energy Sales (GWh)                   2,242         2,630         3,715         2,585         2,603
     Steam Sales (BBtu)                            962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                      9,645         9,637         9,600         9,639         9,642
     Fuel Consumption (BBtu)                    45,766        43,015        35,663        24,919        25,100
     SO(2) Allowances Purchased (Tons)(7)       (9,561)      (10,867)      (14,326)      (19,813)      (24,647)
     NO(X) Allowances Purchased (Tons)(8)       (1,461)       (1,825)       (1,325)       (1,198)       (1,086)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)         $59.62         55.23          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)       $29.88         31.94         51.03         55.50         54.32
     Fuel Price ($/MMBtu)(13)                    $4.77          4.14          3.88          3.53          3.35
     Steam Price ($/MMBtu)                      $12.98         12.09         12.09         10.71          9.57

OPERATING REVENUES ($000)
     Contract Electricity Revenue             $149,243       101,246             0             0             0
     Market Electricity Revenue               $141,770       142,545       189,584       143,484       141,404
     Steam Revenue                             $12,480        11,626        11,627        10,303         9,207
                                              --------       -------       -------       -------       -------
     Total Operating Revenues                 $303,493       255,417       201,211       153,787       150,611

OPERATING EXPENSES ($000)(17)
     Fuel                                     $218,336       178,169       138,270        87,957        84,140
     Emissions Allowances                      ($2,894)       (3,496)       (5,310)       (5,606)       (5,945)
     Operations & Maintenance                  $22,486        22,874        20,321        20,307        21,133
     Major Maintenance                          $2,167           108         2,254            63           733
     Insurance                                  $2,337         2,400         2,462         2,524         2,591
     Property Taxes (18)                        $3,971         4,076         4,181         4,290         4,400
     Facility Administration and General        $1,958         2,009         2,060         2,114         2,168
     Corporate Administration & General         $4,668         4,791         4,916         5,044         5,176
                                              --------       -------       -------       -------       -------
     Total Operating Expenses                 $253,029       210,931       169,154       116,693       114,396

NET OPERATING REVENUES ($000)                  $50,464        44,486        32,057        37,094        36,215
CAPITAL EXPENDITURES ($000)(20)                 $8,667         1,929         9,013           255         4,554


Year Ending December 31,                           2006          2007           2008          2009          2010
------------------------                           ----          ----           ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                                  1,764         1,764         1,764         1,764         1,764
     Availability (%)                                81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                          29.3%         27.8%         26.5%         27.0%         27.0%
     Energy Generation (GWh)                        4,521         4,302         4,094         4,176         4,179
     Market Energy Sales (GWh)                      4,521         4,302         4,094         4,176         4,179
     Heat Rate (Btu/kWh)(6)                        10,028        10,071        10,061        10,066        10,060
     Fuel Consumption (BBtu)                       45,338        43,324        41,193        42,035        42,037
     SO(2) Allowances Purchased (Tons)(7)          (9,802)       (9,270)       (9,514)       (9,384)       (9,416)
     NO(X) Allowances Purchased (Tons)(8)             466           285           199           333           417

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)           56.70         60.86         64.47         67.38         74.37
     Fuel Price ($/MMBtu)(13)                        3.10          3.13          3.21          3.32          3.42

OPERATING REVENUES ($000)
     Market Electricity Revenue                   256,322       261,817       263,972       281,361       310,737

OPERATING EXPENSES ($000)(17)
     Fuel                                         140,646       135,635       132,304       139,500       143,690
     Emissions Allowances                            (858)       (1,112)       (1,342)       (1,103)         (973)
     Operations & Maintenance                      38,516        39,687        40,639        41,735        42,822
     Major Maintenance                              1,581         1,839         1,164           707           529
     Insurance                                      2,965         3,040         3,123         3,201         3,288
     Property Taxes (18)                           29,715        29,715        29,715        29,715        29,715
     Facility Administration and General            1,189         1,223         1,252         1,288         1,321
     Corporate Administration & General            14,961        15,350        15,748        16,158        16,578
                                                  -------       -------       -------       -------       -------
     Total Operating Expenses                     228,715       225,377       222,603       231,201       236,970

NET OPERATING REVENUES ($000)                      27,607        36,440        41,369        50,160        73,767
CAPITAL EXPENDITURES ($000)(20)                     5,285         6,464        10,124         1,153         1,874

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                                  1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                             0             0             0             0             0
     Availability (%)                                79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                          24.5%         21.0%         21.6%         24.2%         21.6%
     Energy Generation (GWh)                        2,616         2,244         2,305         2,578         2,307
     Contract Energy Sales (GWh)                        0             0             0             0             0
     Market Energy Sales (GWh)                      2,616         2,244         2,305         2,578         2,307
     Steam Sales (BBtu)                               962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                         9,632         9,664         9,653         9,654         9,672
     Fuel Consumption (BBtu)                       25,203        21,682        22,250        24,888        22,311
     SO(2) Allowances Purchased (Tons)(7)         (24,601)      (28,850)      (28,760)      (28,369)      (27,892)
     NO(X) Allowances Purchased (Tons)(8)          (1,116)       (1,240)       (1,219)       (1,101)       (1,165)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)              0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)           56.26         65.76         67.17         78.30         85.38
     Fuel Price ($/MMBtu)(13)                        3.45          3.71          3.82          3.93          4.05
     Steam Price ($/MMBtu)                           9.86         10.07         10.36         10.60         10.86

OPERATING REVENUES ($000)
     Contract Electricity Revenue                       0             0             0             0             0
     Market Electricity Revenue                   147,205       147,526       154,829       201,869       196,963
     Steam Revenue                                  9,481         9,688         9,966        10,191        10,447
                                                  -------       -------       -------       -------       -------
     Total Operating Revenues                     156,686       157,214       164,795       212,060       207,410

OPERATING EXPENSES ($000)(17)
     Fuel                                          87,024        80,402        84,979        97,700        90,347
     Emissions Allowances                          (6,141)       (7,267)       (7,401)       (7,298)       (7,522)
     Operations & Maintenance                      21,682        21,986        22,597        23,412        23,811
     Major Maintenance                              2,081         2,254           387           802            75
     Insurance                                      2,659         2,728         2,800         2,871         2,946
     Property Taxes (18)                            4,516         4,633         4,755         4,877         5,004
     Facility Administration and General            2,227         2,284         2,341         2,402         2,467
     Corporate Administration & General             5,310         5,448         5,589         5,734         5,885
                                                  -------       -------       -------       -------       -------
     Total Operating Expenses                     119,358       112,468       116,047       130,500       123,013

NET OPERATING REVENUES ($000)                      37,328        44,746        48,748        81,560        84,397
CAPITAL EXPENDITURES ($000)(20)                     8,322         9,015         3,300         3,206           302

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                              2011          2012          2013          2014          2015
------------------------                              ----          ----          ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                                    1,764         1,764         1,764         1,764         1,764
     Availability (%)                                  81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                            27.8%         26.1%         26.6%         28.6%         25.8%
     Energy Generation (GWh)                          4,289         4,040         4,108         4,423         3,989
     Market Energy Sales (GWh)                        4,289         4,040         4,108         4,423         3,989
     Heat Rate (Btu/kWh)(6)                          10,071        10,062        10,065        10,073        10,053
     Fuel Consumption (BBtu)                         43,198        40,648        41,349        44,558        40,100
     SO(2) Allowances Purchased (Tons)(7)            (9,194)       (9,539)       (9,418)       (9,084)       (9,647)
     NO(X) Allowances Purchased (Tons)(8)               472           371           412           596           337

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)            $75.68         83.77         86.57         87.53         91.48
     Fuel Price ($/MMBtu)(13)                         $3.52          3.61          3.71          3.86          3.92

OPERATING REVENUES ($000)
     Market Electricity Revenue                    $324,596       338,390       355,636       387,184       364,919

OPERATING EXPENSES ($000)(17)
     Fuel                                          $152,094       146,634       153,483       171,804       157,377
     Emissions Allowances                             ($848)       (1,143)       (1,064)         (628)       (1,331)
     Operations & Maintenance                       $44,016        45,032        46,247        47,579        48,589
     Major Maintenance                               $2,955         6,141         2,723           529         1,868
     Insurance                                       $3,373         3,458         3,549         3,642         3,736
     Property Taxes (18)                            $29,715        29,715        29,715        29,715        29,715
     Facility Administration and General             $1,355         1,390         1,427         1,463         1,500
     Corporate Administration & General             $17,010        17,452        17,905        18,370        18,850
                                                   --------       -------       -------       -------       -------
     Total Operating Expenses                      $249,670       248,679       253,985       272,474       260,304

NET OPERATING REVENUES ($000)                       $74,926        89,711       101,651       114,710       104,615
CAPITAL EXPENDITURES ($000)(20)                     $11,343        16,466         8,579         7,435         6,061

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                                    1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                               0             0             0             0             0
     Availability (%)                                  79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                            23.5%         22.5%         23.1%         22.4%         23.3%
     Energy Generation (GWh)                          2,512         2,405         2,459         2,388         2,483
     Contract Energy Sales (GWh)                          0             0             0             0             0
     Market Energy Sales (GWh)                        2,512         2,405         2,459         2,388         2,483
     Steam Sales (BBtu)                                 962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                           9,665         9,670         9,670         9,665         9,662
     Fuel Consumption (BBtu)                         24,275        23,256        23,783        23,080        23,992
     SO(2) Allowances Purchased (Tons)(7)           (27,599)      (27,753)      (27,674)      (27,776)      (27,639)
     NO(X) Allowances Purchased (Tons)(8)            (1,096)       (1,100)       (1,121)       (1,141)       (1,177)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)               $0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)            $83.80         87.06         89.04         92.60         91.65
     Fuel Price ($/MMBtu)(13)                         $4.19          4.34          4.49          4.65          4.81
     Steam Price ($/MMBtu)                           $11.11         11.39         11.66         11.96         12.26

OPERATING REVENUES ($000)
     Contract Electricity Revenue                        $0             0             0             0             0
     Market Electricity Revenue                    $210,470       209,382       218,983       221,121       227,584
     Steam Revenue                                  $10,689        10,955        11,215        11,498        11,786
                                                   --------       -------       -------       -------       -------
     Total Operating Revenues                      $221,159       220,337       230,198       232,619       239,370

OPERATING EXPENSES ($000)(17)
     Fuel                                          $101,597       100,844       106,682       107,237       115,331
     Emissions Allowances                           ($7,524)       (7,761)       (7,989)       (8,260)       (8,525)
     Operations & Maintenance                       $24,605        25,157        25,856        26,463        27,236
     Major Maintenance                               $2,801           138         2,913            84           948
     Insurance                                       $3,023         3,102         3,182         3,266         3,350
     Property Taxes (18)                             $5,134         5,268         5,404         5,545         5,690
     Facility Administration and General             $2,530         2,596         2,663         2,732         2,803
     Corporate Administration & General              $6,036         6,194         6,354         6,519         6,689
                                                   --------       -------       -------       -------       -------
     Total Operating Expenses                      $138,202       135,538       145,065       143,586       153,522

NET OPERATING REVENUES ($000)                       $82,957        84,799        85,133        89,033        85,848
CAPITAL EXPENDITURES ($000)(20)                     $13,094           555        11,650         2,371         3,792

Year Ending December 31,                                 2016          2017          2018           2019          2020
------------------------                                 ----          ----          ----           ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                                       1,764         1,764         1,764         1,764         1,764
     Availability (%)                                     81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                               25.4%         25.1%         26.5%         24.9%         18.5%
     Energy Generation (GWh)                             3,920         3,873         4,090         3,850         2,852
     Market Energy Sales (GWh)                           3,920         3,873         4,090         3,850         2,852
     Heat Rate (Btu/kWh)(6)                             10,048        10,043        10,057        10,041        10,042
     Fuel Consumption (BBtu)                            39,384        38,899        41,137        38,661        28,639
     SO(2) Allowances Purchased (Tons)(7)               (9,756)       (9,837)       (9,536)       (9,904)      (10,612)
     NO(X) Allowances Purchased (Tons)(8)                  324           295           414           384          (103)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)                93.66         96.74         99.12        102.88         98.66
     Fuel Price ($/MMBtu)(13)                             4.03          4.14          4.28          4.38          4.12

OPERATING REVENUES ($000)
     Market Electricity Revenue                        367,130       374,693       405,448       396,099       281,384

OPERATING EXPENSES ($000)(17)
     Fuel                                              158,692       161,026       176,140       169,417       117,858
     Emissions Allowances                               (1,420)       (1,543)       (1,232)       (1,422)       (2,848)
     Operations & Maintenance                           49,810        51,068        52,529        53,729        54,854
     Major Maintenance                                   2,044         2,378         1,504           914           683
     Insurance                                           3,832         3,933         4,034         4,140         4,248
     Property Taxes (18)                                29,715        29,715        29,715        29,715        29,715
     Facility Administration and General                 1,540         1,577         1,620         1,663         1,707
     Corporate Administration & General                 19,339        19,841        20,357        20,887        21,430
                                                       -------       -------       -------       -------       -------
     Total Operating Expenses                          263,552       267,995       284,667       279,043       227,647

NET OPERATING REVENUES ($000)                          103,578       106,698       120,781       117,056        53,737
CAPITAL EXPENDITURES ($000)(20)                          6,830        14,716         6,561         1,491         9,292

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                                       1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                                  0             0             0             0             0
     Availability (%)                                     79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                               21.3%         22.7%         22.2%         22.3%         22.0%
     Energy Generation (GWh)                             2,277         2,419         2,364         2,382         2,352
     Contract Energy Sales (GWh)                             0             0             0             0             0
     Market Energy Sales (GWh)                           2,277         2,419         2,364         2,382         2,352
     Steam Sales (BBtu)                                    962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                              9,656         9,654         9,654         9,652         9,653
     Fuel Consumption (BBtu)                            21,988        23,352        22,822        22,993        22,701
     SO(2) Allowances Purchased (Tons)(7)              (27,932)      (27,729)      (27,808)      (27,782)      (27,826)
     NO(X) Allowances Purchased (Tons)(8)               (1,171)       (1,152)       (1,197)       (1,199)       (1,194)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)                   0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)                98.20         98.01        101.02        103.32        107.65
     Fuel Price ($/MMBtu)(13)                             4.98          5.14          5.31          5.49          5.67
     Steam Price ($/MMBtu)                               12.61         12.91         13.23         13.54         13.86

OPERATING REVENUES ($000)
     Contract Electricity Revenue                            0             0             0             0             0
     Market Electricity Revenue                        223,610       237,080       238,831       246,121       253,161
     Steam Revenue                                      12,131        12,417        12,728        13,023        13,332
                                                       -------       -------       -------       -------       -------
     Total Operating Revenues                          235,741       249,497       251,559       259,144       266,493

OPERATING EXPENSES ($000)(17)
     Fuel                                              109,411       119,964       121,193       126,162       128,752
     Emissions Allowances                               (8,798)       (8,938)       (9,293)       (9,538)       (9,780)
     Operations & Maintenance                           27,724        28,582        29,263        30,052        30,805
     Major Maintenance                                   2,690         2,913           502         1,036            99
     Insurance                                           3,437         3,526         3,618         3,711         3,808
     Property Taxes (18)                                 5,838         5,988         6,145         6,304         6,468
     Facility Administration and General                 2,876         2,950         3,028         3,107         3,186
     Corporate Administration & General                  6,863         7,041         7,225         7,412         7,605
                                                       -------       -------       -------       -------       -------
     Total Operating Expenses                          150,041       162,026       161,681       168,246       170,943

NET OPERATING REVENUES ($000)                           85,700        87,471        89,878        90,898        95,550
CAPITAL EXPENDITURES ($000)(20)                         10,759        13,856         2,003         4,142         2,771

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                                2021          2022         2023          2024          2025
------------------------                                ----          ----         ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                                      1,764         1,764         1,764         1,764         1,764
     Availability (%)                                    81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                              18.5%         18.5%         18.5%         18.5%         18.5%
     Energy Generation (GWh)                            2,852         2,852         2,852         2,852         2,852
     Market Energy Sales (GWh)                          2,852         2,852         2,852         2,852         2,852
     Heat Rate (Btu/kWh)(6)                            10,042        10,042        10,042        10,042        10,042
     Fuel Consumption (BBtu)                           28,639        28,639        28,639        28,639        28,639
     SO(2) Allowances Purchased (Tons)(7)             (10,612)      (10,612)      (10,612)      (10,612)      (10,612)
     NO(X) Allowances Purchased (Tons)(8)                (103)         (103)         (103)         (103)         (103)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)              100.87        103.13        105.44        107.81        110.24
     Fuel Price ($/MMBtu)(13)                            4.23          4.34          4.46          4.58          4.71

OPERATING REVENUES ($000)
     Market Electricity Revenue                      $287,684       294,131       300,733       307,491       314,411

OPERATING EXPENSES ($000)(17)
     Fuel                                            $121,063       124,357       127,742       131,222       134,796
     Emissions Allowances                             ($2,922)       (3,001)       (3,076)       (3,158)       (3,239)
     Operations & Maintenance                         $56,282        57,750        59,252        60,791        62,371
     Major Maintenance                                 $3,820         7,939         3,519           683         2,415
     Insurance                                         $4,357         4,470         4,587         4,706         4,829
     Property Taxes (18)                              $29,715        29,715        29,715        29,715        29,715
     Facility Administration and General               $1,750         1,796         1,842         1,889         1,939
     Corporate Administration & General               $21,988        22,559        23,146        23,748        24,364
                                                     --------       -------       -------       -------       -------
     Total Operating Expenses                        $236,053       245,585       246,727       249,596       257,190

NET OPERATING REVENUES ($000)                         $51,631        48,546        54,006        57,895        57,221
CAPITAL EXPENDITURES ($000)(20)                         7,615        21,283        18,510         1,998         7,835

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                                      1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                                 0             0             0             0             0
     Availability (%)                                    79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                              22.0%         22.0%         22.0%         22.0%         22.0%
     Energy Generation (GWh)                            2,352         2,352         2,352         2,352         2,352
     Contract Energy Sales (GWh)                            0             0             0             0             0
     Market Energy Sales (GWh)                          2,352         2,352         2,352         2,352         2,352
     Steam Sales (BBtu)                                   962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                             9,653         9,653         9,653         9,653         9,653
     Fuel Consumption (BBtu)                           22,701        22,701        22,701        22,701        22,701
     SO(2) Allowances Purchased (Tons)(7)             (27,826)      (27,826)      (27,826)      (27,826)      (27,826)
     NOX Allowances Purchased (Tons)(8)                (1,194)       (1,194)       (1,194)       (1,194)       (1,194)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)                 $0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)              111.08        114.63        118.29        122.07        125.96
     Fuel Price ($/MMBtu)(13)                            5.86          6.06          6.26          6.47          6.69
     Steam Price ($/MMBtu)                             $14.20         14.54         14.89         15.26         15.63

OPERATING REVENUES ($000)
     Contract Electricity Revenue                          $0             0             0             0             0
     Market Electricity Revenue                      $261,235       269,573       278,177       287,060       296,230
     Steam Revenue                                    $13,654        13,984        14,323        14,671        15,028
                                                     --------       -------       -------       -------       -------
     Total Operating Revenues                        $274,889       283,557       292,500       301,731       311,258

OPERATING EXPENSES ($000)(17)
     Fuel                                            $133,072       137,535       142,148       146,917       151,844
     Emissions Allowances                            ($10,032)      (10,296)      (10,563)      (10,836)      (11,119)
     Operations & Maintenance                         $31,608        32,429        33,271        34,137        35,025
     Major Maintenance                                 $3,620           180         3,765           107         1,224
     Insurance                                         $3,908         4,009         4,114         4,220         4,330
     Property Taxes (18)                               $6,636         6,810         6,986         7,167         7,356
     Facility Administration and General               $3,269         3,355         3,442         3,531         3,624
     Corporate Administration & General                $7,803         8,006         8,213         8,427         8,646
                                                     --------       -------       -------       -------       -------
     Total Operating Expenses                        $179,884       182,028       191,376       193,670       200,930

NET OPERATING REVENUES ($000)                         $95,005       101,529       101,124       108,061       110,328
CAPITAL EXPENDITURES ($000)(20)                        14,483           717        17,632           428         4,902

Year Ending December 31,                                 2026          2027          2028          2029           2030
------------------------                                 ----          ----          ----          ----           ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                                        1,764         1,764         1,764         1,764         1,764
     Availability (%)                                      81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                                18.5%         18.5%         18.5%         18.5%         18.5%
     Energy Generation (GWh)                              2,852         2,852         2,852         2,852         2,852
     Market Energy Sales (GWh)                            2,852         2,852         2,852         2,852         2,852
     Heat Rate (Btu/kWh)(6)                              10,042        10,042        10,042        10,042        10,042
     Fuel Consumption (BBtu)                             28,639        28,639        28,639        28,639        28,639
     SO(2) Allowances Purchased (Tons)(7)               (10,612)      (10,612)      (10,612)      (10,612)      (10,612)
     NO(X) Allowances Purchased (Tons)(8)                  (103)         (103)         (103)         (103)         (103)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)                112.72        115.26        117.87        120.53        123.25
     Fuel Price ($/MMBtu)(13)                              4.84          4.97          5.10          5.24          5.38

OPERATING REVENUES ($000)
     Market Electricity Revenue                         321,491       328,739       336,158       343,754       351,526

OPERATING EXPENSES ($000)(17)
     Fuel                                               138,471       142,246       146,126       150,115       154,214
     Emissions Allowances                                (3,322)       (3,410)       (3,498)       (3,590)       (3,682)
     Operations & Maintenance                            63,995        65,657        67,362        69,114        70,909
     Major Maintenance                                    2,642         3,073         1,946         1,181           883
     Insurance                                            4,953         5,083         5,215         5,351         5,489
     Property Taxes (18)                                 29,715        29,715        29,715        29,715        29,715
     Facility Administration and General                  1,989         2,042         2,094         2,147         2,204
     Corporate Administration & General                  24,998        25,649        26,314        27,000        27,701
                                                        -------       -------       -------       -------       -------
     Total Operating Expenses                           263,441       270,055       275,274       281,033       287,433

NET OPERATING REVENUES ($000)                            58,050        58,684        60,884        62,721        64,093
CAPITAL EXPENDITURES ($000)(20)                          16,842        10,800         8,480        10,581         3,131

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                                        1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                                   0             0             0             0             0
     Availability (%)                                      79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                                22.0%         22.0%         22.0%         22.0%         22.0%
     Energy Generation (GWh)                              2,352         2,352         2,352         2,352         2,352
     Contract Energy Sales (GWh)                              0             0             0             0             0
     Market Energy Sales (GWh)                            2,352         2,352         2,352         2,352         2,352
     Steam Sales (BBtu)                                     962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                               9,653         9,653         9,653         9,653         9,653
     Fuel Consumption (BBtu)                             22,701        22,701        22,701        22,701        22,701
     SO(2) Allowances Purchased (Tons)(7)               (27,826)      (27,826)      (27,826)      (27,826)      (27,826)
     NO(X) Allowances Purchased (Tons)(8)                (1,194)       (1,194)       (1,194)       (1,194)       (1,194)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)                    0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)                129.99        134.14        138.43        142.86        147.43
     Fuel Price ($/MMBtu)(13)                              6.91          7.15          7.38          7.63          7.89
     Steam Price ($/MMBtu)                                16.01         16.40         16.80         17.22         17.64

OPERATING REVENUES ($000)
     Contract Electricity Revenue                             0             0             0             0             0
     Market Electricity Revenue                         305,695       315,467       325,554       335,969       346,719
     Steam Revenue                                       15,395        15,773        16,159        16,557        16,966
                                                        -------       -------       -------       -------       -------
     Total Operating Revenues                           321,090       331,240       341,713       352,526       363,685

OPERATING EXPENSES ($000)(17)
     Fuel                                               156,938       162,202       167,641       173,265       179,079
     Emissions Allowances                               (11,407)      (11,704)      (12,010)      (12,323)      (12,640)
     Operations & Maintenance                            35,937        36,866        37,830        38,810        39,821
     Major Maintenance                                    3,477         3,766           646         1,340           124
     Insurance                                            4,443         4,558         4,676         4,799         4,922
     Property Taxes (18)                                  7,546         7,741         7,943         8,149         8,362
     Facility Administration and General                  3,718         3,814         3,912         4,016         4,121
     Corporate Administration & General                   8,871         9,101         9,338         9,581         9,830
                                                        -------       -------       -------       -------       -------
     Total Operating Expenses                           209,523       216,344       219,976       227,637       233,619

NET OPERATING REVENUES ($000)                           111,567       114,896       121,737       124,889       130,066
CAPITAL EXPENDITURES ($000)(20)                          16,683        15,061         2,592         8,357           506

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                     2001(1)      2002       2003       2004       2005
------------------------                     -------      ----       ----       ----       ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                               544        544        544        544        544
     Contract Capacity (MW)                      544        544        544        544        544
     Availability (%)                           95.0%      95.0%      95.0%      95.0%      95.0%
     Capacity Factor (%)(3)                     34.0%      43.9%      45.1%      46.8%      49.1%
     Energy Generation (GWh)                   1,618      2,092      2,151      2,228      2,339
     Contract Energy Sales (GWh)               1,618      2,092      2,151        605        261
     Market Energy Sales (GWh)                     0          0          0      1,623      2,078
     Heat Rate (Btu/kWh)(6)                    8,727      8,383      8,374      8,327      8,281
     Fuel Consumption (BBtu)                  14,119     17,535     18,015     18,552     19,372

COMMODITY PRICES
     Contract Electricity Price ($/MWh)       $20.83      20.31      19.90      38.03      36.68
     Market Electricity Price ($/MWh)(11)      $0.00       0.00       0.00      38.67      34.72
     Fuel Price ($/MMBtu)(13)                  $0.00       0.00       0.00       2.32       2.45

OPERATING REVENUES ($000)
     Contract Electricity Revenue            $33,704     42,494     42,818     23,011      9,576
     Market Electricity Revenue                   $0          0          0     62,760     72,150
                                             -------     ------     ------     ------     ------
     Total Operating Revenues                $33,704     42,494     42,818     85,771     81,726

OPERATING EXPENSES ($000)(17)
     Fuel                                         $0          0          0     43,077     47,515
     Operations & Maintenance                 $2,611      3,532      3,654      3,776      3,922
     Major Maintenance                        $3,350      4,182      4,320      4,573      4,630
     Insurance                                  $173        245        251        257        266
     Property Taxes (18)                      $1,239      1,756      1,803      1,850      1,898
     Facility Administration and General        $150        212        216        222        227
     Corporate Administration & General           $4          6          6          6          6
                                             -------     ------     ------     ------     ------
     Total Operating Expenses                 $7,527      9,933     10,250     53,761     58,464

NET OPERATING REVENUES ($000)                $26,177     32,561     32,568     32,010     23,262
CAPITAL EXPENDITURES ($000)(20)              $53,222      7,767      8,023      8,494      8,599

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                               515        515        515        515        515
     Contract Capacity (MW)                      515        515        515        515        515
     Availability (%)                           80.0%      80.0%      80.0%      80.0%      80.0%
     Capacity Factor (%)(3)                     47.8%      58.3%      54.5%      54.2%      50.8%
     Energy Generation (GWh)                   2,157      2,628      2,456      2,444      2,292
     Contract Energy Sales (GWh)               2,157      2,628      2,456      2,444      2,292
     Market Energy Sales (GWh)                     0          0          0          0          0
     Heat Rate (Btu/kWh)(6)                   10,263     10,137     10,157     10,170     10,183
     Fuel Consumption (BBtu)                  22,133     26,640     24,950     24,859     23,342
     SO(2) Allowances Purchased (Tons)(7)          0          0          0          0          0
     NO(X) Allowances Purchased (Tons)(8)          0          0          0          0          0

COMMODITY PRICES
     Contract Electricity Price ($/MWh)       $23.11      19.39      20.95      21.33      22.97
     Market Electricity Price ($/MWh)(11)      $0.00       0.00       0.00       0.00       0.00
     Fuel Price ($/MMBtu)(13)                  $0.00       0.00       0.00       0.00       0.00

OPERATING REVENUES ($000)
     Contract Electricity Revenue            $49,830     50,958     51,452     52,126     52,661
     Market Electricity Revenue                   $0          0          0          0          0
                                             -------     ------     ------     ------     ------
     Total Operating Revenues                $49,830     50,958     51,452     52,126     52,661

OPERATING EXPENSES ($000)(17)
     Fuel                                         $0          0          0          0          0
     Emissions Allowances                         $0          0          0          0          0
     Operations & Maintenance                $13,770     14,445     14,702     15,076     15,356
     Major Maintenance                          $313        526        138        438        614
     Insurance                                  $980      1,005      1,031      1,058      1,086
     Property Taxes (18)                      $4,603      4,723      4,845      4,972      5,101
     Facility Administration and General        $275        282        289        297        305
     Corporate Administration & General       $6,145      6,304      6,468      6,636      6,809
                                             -------     ------     ------     ------     ------
     Total Operating Expenses                $26,086     27,285     27,473     28,477     29,271

NET OPERATING REVENUES ($000)                $23,744     23,673     23,979     23,649     23,390
CAPITAL EXPENDITURES ($000)(20)               $1,250      2,105        554      1,750      2,456

Year Ending December 31,                        2006      2007      2008        2009        2010
------------------------                        ----      ----      ----        ----        ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                544        544        544        544        544
     Contract Capacity (MW)                         0          0          0          0          0
     Availability (%)                            95.0%      95.0%      95.0%      95.0%      95.0%
     Capacity Factor (%)(3)                      48.1%      45.9%      44.1%      41.1%      39.0%
     Energy Generation (GWh)                    2,293      2,185      2,100      1,960      1,860
     Contract Energy Sales (GWh)                    0          0          0          0          0
     Market Energy Sales (GWh)                  2,293      2,185      2,100      1,960      1,860
     Heat Rate (Btu/kWh)(6)                     8,269      8,337      8,372      8,421      8,507
     Fuel Consumption (BBtu)                   18,962     18,220     17,581     16,508     15,824

COMMODITY PRICES
     Contract Electricity Price ($/MWh)          0.00       0.00       0.00       0.00       0.00
     Market Electricity Price ($/MWh)(11)       41.78      44.49      46.91      50.17      53.21
     Fuel Price ($/MMBtu)(13)                    2.99       3.11       3.22       3.34       3.47

OPERATING REVENUES ($000)
     Contract Electricity Revenue                   0          0          0          0          0
     Market Electricity Revenue                95,796     97,225     98,503     98,351     98,979
                                               ------     ------     ------     ------     ------
     Total Operating Revenues                  95,796     97,225     98,503     98,351     98,979

OPERATING EXPENSES ($000)(17)
     Fuel                                      56,772     56,651     56,642     55,205     54,844
     Operations & Maintenance                   3,993      4,055      4,123      4,163      4,234
     Major Maintenance                          4,774      5,026      4,960      5,022      5,140
     Insurance                                    272        279        286        293        302
     Property Taxes (18)                        1,946      1,998      2,050      2,102      2,158
     Facility Administration and General          233        239        246        254        260
     Corporate Administration & General             7          7          7          7          7
                                               ------     ------     ------     ------     ------
     Total Operating Expenses                  67,997     68,255     68,314     67,046     66,945

NET OPERATING REVENUES ($000)                  27,799     28,970     30,189     31,305     32,034
CAPITAL EXPENDITURES ($000)(20)                 8,866      9,335      9,212      9,325      9,543

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                515        515        515        515        515
     Contract Capacity (MW)                       515        515        515        515        515
     Availability (%)                            80.0%      80.0%      80.0%      80.0%      80.0%
     Capacity Factor (%)(3)                      51.9%      52.6%      52.4%      54.3%      56.4%
     Energy Generation (GWh)                    2,339      2,371      2,366      2,451      2,544
     Contract Energy Sales (GWh)                2,339      2,371      2,366      2,451      2,544
     Market Energy Sales (GWh)                      0          0          0          0          0
     Heat Rate (Btu/kWh)(6)                    10,185     10,179     10,160     10,155     10,123
     Fuel Consumption (BBtu)                   23,826     24,137     24,036     24,894     25,755
     SO(2) Allowances Purchased (Tons)(7)           0          0          0          0          0
     NO(X) Allowances Purchased (Tons)(8)           0          0          0          0          0

COMMODITY PRICES
     Contract Electricity Price ($/MWh)         22.84      22.86      23.23      22.78      22.31
     Market Electricity Price ($/MWh)(11)        0.00       0.00       0.00       0.00       0.00
     Fuel Price ($/MMBtu)(13)                    0.00       0.00       0.00       0.00       0.00

OPERATING REVENUES ($000)
     Contract Electricity Revenue              53,434     54,211     54,963     55,845     56,763
     Market Electricity Revenue                     0          0          0          0          0
                                               ------     ------     ------     ------     ------
     Total Operating Revenues                  53,434     54,211     54,963     55,845     56,763

OPERATING EXPENSES ($000)(17)
     Fuel                                           0          0          0          0          0
     Emissions Allowances                           0          0          0          0          0
     Operations & Maintenance                  15,792     16,226     16,642     17,144     17,668
     Major Maintenance                            665        721        783        848        920
     Insurance                                  1,113      1,142      1,172      1,203      1,234
     Property Taxes (18)                        5,234      5,369      5,508      5,652      5,799
     Facility Administration and General          313        320        330        338        347
     Corporate Administration & General         6,987      7,168      7,354      7,546      7,741
                                               ------     ------     ------     ------     ------
     Total Operating Expenses                  30,104     30,946     31,789     32,731     33,709

NET OPERATING REVENUES ($000)                  23,330     23,265     23,174     23,114     23,054
CAPITAL EXPENDITURES ($000)(20)                 2,663      2,888      3,130      3,394      3,680

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                         2011        2012       2013        2014       2015
------------------------                         ----        ----       ----        ----       ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                 544        544         544         544         544
     Contract Capacity (MW)                          0          0           0           0           0
     Availability (%)                             95.0%      95.0%       95.0%       95.0%       95.0%
     Capacity Factor (%)(3)                       37.1%      34.4%       31.6%       30.5%       27.4%
     Energy Generation (GWh)                     1,767      1,639       1,508       1,456       1,304
     Contract Energy Sales (GWh)                     0          0           0           0           0
     Market Energy Sales (GWh)                   1,767      1,639       1,508       1,456       1,304
     Heat Rate (Btu/kWh)(6)                      8,540      8,667       8,557       8,334       8,317
     Fuel Consumption (BBtu)                    15,087     14,208      12,906      12,133      10,849

COMMODITY PRICES
     Contract Electricity Price ($/MWh)          $0.00       0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)       $56.36      60.67       65.64       67.98       72.83
     Fuel Price ($/MMBtu)(13)                    $3.58       3.69        3.80        3.92        4.03

OPERATING REVENUES ($000)
     Contract Electricity Revenue                   $0          0           0           0           0
     Market Electricity Revenue                $99,559     99,461      98,997      98,965      95,008
                                               -------     ------     -------     -------     -------
     Total Operating Revenues                  $99,559     99,461      98,997      98,965      95,008

OPERATING EXPENSES ($000)(17)
c     Fuel                                      $54,013     52,405      48,988      47,521      43,727
     Operations & Maintenance                   $4,289      4,341       4,348       4,375       4,395
     Major Maintenance                          $4,698      5,405       5,583       5,912       5,985
     Insurance                                    $309        316         326         334         343
     Property Taxes (18)                        $2,213      2,271       2,331       2,391       2,452
     Facility Administration and General          $267        273         280         287         296
     Corporate Administration & General             $7          7           7           8           8
                                               -------     ------     -------     -------     -------
     Total Operating Expenses                  $65,796     65,018      61,863      60,828      57,206

NET OPERATING REVENUES ($000)                  $33,763     34,443      37,134      38,137      37,802
CAPITAL EXPENDITURES ($000)(20)                 $9,557      9,809       8,869       7,726       7,116

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                 515        515         515         515         515
     Contract Capacity (MW)                        515        515           0           0           0
     Availability (%)                             80.0%      80.0%       80.0%       80.0%       80.0%
     Capacity Factor (%)(3)                       58.2%      59.2%       61.0%       60.6%       62.6%
     Energy Generation (GWh)                     2,627      2,671       2,753       2,734       2,823
     Contract Energy Sales (GWh)                 2,627      2,671           0           0           0
     Market Energy Sales (GWh)                       0          0       2,753       2,734       2,823
     Heat Rate (Btu/kWh)(6)                     10,121     10,089      10,082      10,078      10,087
     Fuel Consumption (BBtu)                    26,584     26,944      27,759      27,554      28,480
     SO(2) Allowances Purchased (Tons)(7)            0          0      10,354      10,282      10,641
     NO(X) Allowances Purchased (Tons)(8)            0          0         756         744         800

COMMODITY PRICES
     Contract Electricity Price ($/MWh)         $21.97      21.94        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)        $0.00       0.00       48.00       49.48       49.90
     Fuel Price ($/MMBtu)(13)                    $0.00       0.00        1.24        1.25        1.27

OPERATING REVENUES ($000)
     Contract Electricity Revenue              $57,697     58,605           0           0           0
     Market Electricity Revenue                     $0          0     132,163     135,268     140,891
                                               -------     ------     -------     -------     -------
     Total Operating Revenues                  $57,697     58,605     132,163     135,268     140,891

OPERATING EXPENSES ($000)(17)
     Fuel                                           $0          0      34,460      34,572      36,108
     Emissions Allowances                           $0          0       3,693       3,746       4,045
     Operations & Maintenance                  $18,198     20,699      21,312      21,848      22,500
     Major Maintenance                            $404        680         179         565         794
     Insurance                                  $1,267      1,299       1,333       1,367       1,404
     Property Taxes (18)                        $5,950      6,104       6,264       6,426       6,593
     Facility Administration and General          $355        365         374         384         394
     Corporate Administration & General         $7,943      8,150       8,362       8,578       8,802
                                               -------     ------     -------     -------     -------
     Total Operating Expenses                  $34,117     37,297      75,977      77,486      80,640

NET OPERATING REVENUES ($000)                  $23,580     21,308      56,186      57,782      60,251
CAPITAL EXPENDITURES ($000)(20)                $17,774     19,300         716       2,262      10,337

Year Ending December 31,                            2016        2017        2018        2019        2020
------------------------                            ----        ----        ----        ----        ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                    544         544         544         544         544
     Contract Capacity (MW)                             0           0           0           0           0
     Availability (%)                                95.0%       95.0%       95.0%       95.0%       95.0%
     Capacity Factor (%)(3)                          25.9%       25.2%       23.5%       22.2%       21.1%
     Energy Generation (GWh)                        1,235       1,201       1,120       1,057       1,008
     Contract Energy Sales (GWh)                        0           0           0           0           0
     Market Energy Sales (GWh)                      1,235       1,201       1,120       1,057       1,008
     Heat Rate (Btu/kWh)(6)                         8,205       8,252       8,230       8,251       8,219
     Fuel Consumption (BBtu)                       10,133       9,914       9,215       8,717       8,282

COMMODITY PRICES
     Contract Electricity Price ($/MWh)              0.00        0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)           75.96       79.37       84.06       89.11       92.93
     Fuel Price ($/MMBtu)(13)                        4.15        4.28        4.41        4.54        4.67

OPERATING REVENUES ($000)
     Contract Electricity Revenue                       0           0           0           0           0
     Market Electricity Revenue                    93,812      95,357      94,128      94,149      93,642
                                                  -------     -------     -------     -------     -------
     Total Operating Revenues                      93,812      95,357      94,128      94,149      93,642

OPERATING EXPENSES ($000)(17)
     Fuel                                          42,045      42,410      40,631      39,557      38,696
     Operations & Maintenance                       4,444       4,540       4,601       4,679       4,759
     Major Maintenance                              6,170       6,497       6,412       6,491       6,643
     Insurance                                        351         361         370         380         388
     Property Taxes (18)                            2,516       2,582       2,648       2,718       2,789
     Facility Administration and General              303         310         319         327         335
     Corporate Administration & General                 8          10          10          10          11
                                                  -------     -------     -------     -------     -------
     Total Operating Expenses                      55,837      56,710      54,991      54,162      53,621

NET OPERATING REVENUES ($000)                      37,975      38,647      39,137      39,987      40,021
CAPITAL EXPENDITURES ($000)(20)                     6,312       6,445       6,161       6,067       5,985

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                    515         515         515         515         515
     Contract Capacity (MW)                             0           0           0           0           0
     Availability (%)                                80.0%       80.0%       80.0%       80.0%       80.0%
     Capacity Factor (%)(3)                          63.0%       62.2%       62.6%       62.5%       64.2%
     Energy Generation (GWh)                        2,842       2,806       2,825       2,818       2,897
     Contract Energy Sales (GWh)                        0           0           0           0           0
     Market Energy Sales (GWh)                      2,842       2,806       2,825       2,818       2,897
     Heat Rate (Btu/kWh)(6)                        10,077      10,081      10,072      10,060      10,061
     Fuel Consumption (BBtu)                       28,641      28,291      28,455      28,351      29,147
     SO(2) Allowances Purchased (Tons)(7)          10,702      10,556      10,588      10,555      10,859
     NO(X) Allowances Purchased (Tons)(8)             805         783         791         818         845

COMMODITY PRICES
     Contract Electricity Price ($/MWh)              0.00        0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)           51.08       53.43       54.78       56.58       57.53
     Fuel Price ($/MMBtu)(13)                        1.28        1.30        1.31        1.33        1.35

OPERATING REVENUES ($000)
     Contract Electricity Revenue                       0           0           0           0           0
     Market Electricity Revenue                   145,171     149,936     154,755     159,455     166,670
                                                  -------     -------     -------     -------     -------
     Total Operating Revenues                     145,171     149,936     154,755     159,455     166,670

OPERATING EXPENSES ($000)(17)
     Fuel                                          36,719      36,720      37,404      37,688      39,257
     Emissions Allowances                           4,174       4,198       4,335       4,506       4,763
     Operations & Maintenance                      23,104      23,670      24,303      24,930      25,661
     Major Maintenance                                861         933       1,012       1,097       1,189
     Insurance                                      1,439       1,477       1,516       1,555       1,595
     Property Taxes (18)                            6,765       6,941       7,120       7,306       7,496
     Facility Administration and General              405         415         426         436         448
     Corporate Administration & General             9,031       9,265       9,506       9,753      10,007
                                                  -------     -------     -------     -------     -------
     Total Operating Expenses                      82,498      83,619      85,622      87,271      90,416

NET OPERATING REVENUES ($000)                      62,673      66,317      69,133      72,184      76,254
CAPITAL EXPENDITURES ($000)(20)                     3,442       3,732      11,782       4,388       4,757

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                              2021         2022       2023        2024        2025
------------------------                              ----         ----       ----        ----        ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                      544         544         544         544         544
     Contract Capacity (MW)                               0           0           0           0           0
     Availability (%)                                  95.0%       95.0%       95.0%       95.0%       95.0%
     Capacity Factor (%)(3)                            21.1%       21.1%       21.1%       21.1%       21.1%
     Energy Generation (GWh)                          1,008       1,008       1,008       1,008       1,008
     Contract Energy Sales (GWh)                          0           0           0           0           0
     Market Energy Sales (GWh)                        1,008       1,008       1,008       1,008       1,008
     Heat Rate (Btu/kWh)(6)                           8,219       8,219       8,219       8,219       8,219
     Fuel Consumption (BBtu)                          8,282       8,282       8,282       8,282       8,282

COMMODITY PRICES
     Contract Electricity Price ($/MWh)               $0.00        0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)            $95.62       98.38      101.22      104.14      107.15
     Fuel Price ($/MMBtu)(13)                          4.81        4.95        5.09        5.24        5.39

OPERATING REVENUES ($000)
     Contract Electricity Revenue                        $0           0           0           0           0
     Market Electricity Revenue                     $96,345      99,127     101,988     104,937     107,970
                                                   --------     -------     -------     -------     -------
     Total Operating Revenues                       $96,345      99,127     101,988     104,937     107,970

OPERATING EXPENSES ($000)(17)
     Fuel                                           $39,823      40,985      42,181      43,411      44,677
     Operations & Maintenance                        $4,880       5,009       5,139       5,272       5,409
     Major Maintenance                               $6,073       6,987       7,218       7,642       7,737
     Insurance                                         $399         410         421         432         442
     Property Taxes (18)                             $2,861       2,935       3,011       3,089       3,171
     Facility Administration and General               $344         352         362         371         381
     Corporate Administration & General                 $11          11          11          11          11
                                                   --------     -------     -------     -------     -------
     Total Operating Expenses                       $54,391      56,689      58,343      60,228      61,828

NET OPERATING REVENUES ($000)                       $41,954      42,438      43,645      44,709      46,142
CAPITAL EXPENDITURES ($000)(20)                       6,141       6,300       6,463       6,632       6,804

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                      515         515         515         515         515
     Contract Capacity (MW)                               0           0           0           0           0
     Availability (%)                                  80.0%       80.0%       80.0%       80.0%       80.0%
     Capacity Factor (%)(3)                            64.2%       64.2%       64.2%       64.2%       64.2%
     Energy Generation (GWh)                          2,897       2,897       2,897       2,897       2,897
     Contract Energy Sales (GWh)                          0           0           0           0           0
     Market Energy Sales (GWh)                        2,897       2,897       2,897       2,897       2,897
     Heat Rate (Btu/kWh)(6)                          10,061      10,061      10,061      10,061      10,061
     Fuel Consumption (BBtu)                         29,147      29,147      29,147      29,147      29,147
     SO(2) Allowances Purchased (Tons)(7)            10,859      10,859      10,859      10,859      10,859
     NO(X) Allowances Purchased (Tons)(8)               845         845         845         845         845

COMMODITY PRICES
     Contract Electricity Price ($/MWh)               $0.00        0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)            $59.43       61.40       63.43       65.53       67.70
     Fuel Price ($/MMBtu)(13)                          1.36        1.38        1.40        1.41        1.43

OPERATING REVENUES ($000)
     Contract Electricity Revenue                        $0           0           0           0           0
     Market Electricity Revenue                    $172,182     177,878     183,766     189,854     196,145
                                                   --------     -------     -------     -------     -------
     Total Operating Revenues                      $172,182     177,878     183,766     189,854     196,145

OPERATING EXPENSES ($000)(17)
     Fuel                                           $39,744      40,237      40,736      41,243      41,754
     Emissions Allowances                            $4,887       5,013       5,144       5,277       5,415
     Operations & Maintenance                       $26,328      27,014      27,715      28,435      29,175
     Major Maintenance                                 $522         879         231         731       1,026
     Insurance                                       $1,637       1,680       1,723       1,768       1,813
     Property Taxes (18)                             $7,691       7,891       8,096       8,306       8,522
     Facility Administration and General               $459         472         484         496         509
     Corporate Administration & General             $10,267      10,534      10,808      11,089      11,378
                                                   --------     -------     -------     -------     -------
     Total Operating Expenses                       $91,535      93,720      94,937      97,345      99,592

NET OPERATING REVENUES ($000)                       $80,647      84,158      88,829      92,509      96,553
CAPITAL EXPENDITURES ($000)(20)                      10,443       3,518         926      11,946       4,103

Year Ending December 31,                               2026        2027        2028        2029         2030
------------------------                               ----        ----        ----        ----         ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                       544         544         544         544         544
     Contract Capacity (MW)                                0           0           0           0           0
     Availability (%)                                   95.0%       95.0%       95.0%       95.0%       95.0%
     Capacity Factor (%)(3)                             21.1%       21.1%       21.1%       21.1%       21.1%
     Energy Generation (GWh)                           1,008       1,008       1,008       1,008       1,008
     Contract Energy Sales (GWh)                           0           0           0           0           0
     Market Energy Sales (GWh)                         1,008       1,008       1,008       1,008       1,008
     Heat Rate (Btu/kWh)(6)                            8,219       8,219       8,219       8,219       8,219
     Fuel Consumption (BBtu)                           8,282       8,282       8,282       8,282       8,282

COMMODITY PRICES
     Contract Electricity Price ($/MWh)                 0.00        0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)             110.25      113.44      116.72      120.09      123.57
     Fuel Price ($/MMBtu)(13)                           5.55        5.71        5.88        6.05        6.23

OPERATING REVENUES ($000)
     Contract Electricity Revenue                          0           0           0           0           0
     Market Electricity Revenue                      111,089     114,304     117,609     121,011     124,514
                                                     -------     -------     -------     -------     -------
     Total Operating Revenues                        111,089     114,304     117,609     121,011     124,514

OPERATING EXPENSES ($000)(17)
     Fuel                                             45,982      47,324      48,704      50,125      51,589
     Operations & Maintenance                          5,550       5,695       5,845       5,995       6,149
     Major Maintenance                                 7,977       8,398       8,287       8,390       8,586
     Insurance                                           453         465         477         490         504
     Property Taxes (18)                               3,253       3,337       3,425       3,514       3,605
     Facility Administration and General                 392         400         411         422         434
     Corporate Administration & General                   12          12          12          12          12
                                                     -------     -------     -------     -------     -------
     Total Operating Expenses                         63,619      65,631      67,161      68,948      70,879

NET OPERATING REVENUES ($000)                         47,470      48,673      50,448      52,063      53,635
CAPITAL EXPENDITURES ($000)(20)                        6,981       7,163       7,349       7,540       7,736

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                       515         515         515         515         515
     Contract Capacity (MW)                                0           0           0           0           0
     Availability (%)                                   80.0%       80.0%       80.0%       80.0%       80.0%
     Capacity Factor (%)(3)                             64.2%       64.2%       64.2%       64.2%       64.2%
     Energy Generation (GWh)                           2,897       2,897       2,897       2,897       2,897
     Contract Energy Sales (GWh)                           0           0           0           0           0
     Market Energy Sales (GWh)                         2,897       2,897       2,897       2,897       2,897
     Heat Rate (Btu/kWh)(6)                           10,061      10,061      10,061      10,061      10,061
     Fuel Consumption (BBtu)                          29,147      29,147      29,147      29,147      29,147
     SO(2) Allowances Purchased (Tons)(7)             10,859      10,859      10,859      10,859      10,859
     NO(X) Allowances Purchased (Tons)(8)                845         845         845         845         845

COMMODITY PRICES
     Contract Electricity Price ($/MWh)                 0.00        0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)              69.95       72.27       74.67       77.15       79.71
     Fuel Price ($/MMBtu)(13)                           1.45        1.47        1.49        1.50        1.52

OPERATING REVENUES ($000)
     Contract Electricity Revenue                          0           0           0           0           0
     Market Electricity Revenue                      202,649     209,372     216,321     223,506     230,932
                                                     -------     -------     -------     -------     -------
     Total Operating Revenues                        202,649     209,372     216,321     223,506     230,932

OPERATING EXPENSES ($000)(17)
     Fuel                                             42,272      42,796      43,328      43,865      44,409
     Emissions Allowances                              5,556       5,700       5,848       6,001       6,157
     Operations & Maintenance                         29,931      30,712      31,509      32,331      33,170
     Major Maintenance                                 1,112       1,206       1,308       1,418       1,537
     Insurance                                         1,861       1,909       1,959       2,010       2,062
     Property Taxes (18)                               8,744       8,971       9,205       9,444       9,689
     Facility Administration and General                 523         536         550         565         579
     Corporate Administration & General               11,673      11,976      12,288      12,607      12,935
                                                     -------     -------     -------     -------     -------
     Total Operating Expenses                        101,672     103,806     105,995     108,241     110,538

NET OPERATING REVENUES ($000)                        100,977     105,566     110,326     115,265     120,394
CAPITAL EXPENDITURES ($000)(20)                        4,449      14,569       5,230       5,671      16,675

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                     2001(1)     2002       2003       2004       2005
------------------------                     -------     ----       ----       ----       ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                              306        306        306        306        306
     Contract Capacity (MW)                     302        302        302        302        302
     Availability (%)                          96.0%      96.0%      96.0%      96.0%      96.0%
     Capacity Factor (%)(3)                     2.3%       1.7%       2.1%       3.4%       7.3%
     Energy Generation (GWh)                     61         45         55         92        195
     Contract Energy Sales (GWh)                 61         45         54         91        192
     Market Energy Sales (GWh)                    1          1          1          1          2
     Heat Rate (Btu/kWh)(6)                  11,438     11,431     11,353     11,441     11,393
     Fuel Consumption (BBtu)                    702        519        624      1,053      2,217

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)       $46.98      46.98      46.98      46.98      46.98
     Market Capacity Price ($/kW-yr)(11)     $19.94      14.01      19.40      23.71      37.19
     Market Energy Price ($/MWh)(11)         $75.24      67.20      61.51      52.86      46.19
     Fuel Price ($/MMBtu)(13)                 $5.12       4.65       4.21       3.52       2.84

OPERATING REVENUES ($000)
     Contract Electricity Revenue           $14,322     14,475     14,615     14,849     15,436
     Market Electricity Revenue                $130         89        113        147        247
                                            -------     ------     ------     ------     ------
     Total Operating Revenues               $14,452     14,564     14,728     14,996     15,683

OPERATING EXPENSES ($000)(17)
     Fuel                                       $44         29         32         45         76
     Operations & Maintenance                  $826        809        853        971      1,263
     Major Maintenance                         $118        107        108        134        194
     Insurance                                 $259        266        272        280        287
     Gross Receipts Tax (18)                   $461        465        470        478        500
     Facility Administration and General       $240        246        252        259        266
     Corporate Administration & General        $116        119        122        125        128
                                            -------     ------     ------     ------     ------
     Total Operating Expenses                $2,064      2,041      2,109      2,292      2,714

NET OPERATING REVENUES ($000)               $12,388     12,523     12,619     12,704     12,969
CAPITAL EXPENDITURES ($000)(20)                $218        199        201        249        360

Year Ending December 31,                       2006      2007       2008         2009      2010
------------------------                       ----      ----       ----         ----      ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                               306        306        306        306        306
     Contract Capacity (MW)                      302        302        151          0          0
     Availability (%)                           96.0%      96.0%      96.0%      96.0%      96.0%
     Capacity Factor (%)(3)                      6.9%       7.0%       5.6%       5.4%       3.0%
     Energy Generation (GWh)                     184        189        151        144         80
     Contract Energy Sales (GWh)                 182        187         37          0          0
     Market Energy Sales (GWh)                     2          2        114        144         80
     Heat Rate (Btu/kWh)(6)                   11,434     11,351     11,376     11,362     11,284
     Fuel Consumption (BBtu)                   2,103      2,145      1,716      1,631        903

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)         46.98      46.98      46.98       0.00       0.00
     Market Capacity Price ($/kW-yr)(11)       40.42      63.86      71.19      75.62      76.95
     Market Energy Price ($/MWh)(11)           49.31      51.05      52.55      53.74      53.83
     Fuel Price ($/MMBtu)(13)                   2.96       3.08       3.18       3.29       3.34

OPERATING REVENUES ($000)
     Contract Electricity Revenue             17,981     19,154      8,571          0          0
     Market Electricity Revenue                  260        354     16,993     30,853     27,855
                                              ------     ------     ------     ------     ------
     Total Operating Revenues                 18,241     19,508     25,564     30,853     27,855

OPERATING EXPENSES ($000)(17)
     Fuel                                         76         80      4,105      5,358      3,017
     Operations & Maintenance                  1,269      1,314      1,241      1,253      1,096
     Major Maintenance                           215        197        178        176        136
     Insurance                                   294        302        310        318        326
     Gross Receipts Tax (18)                     582        622        815        984        889
     Facility Administration and General         273        280        287        294        302
     Corporate Administration & General          132        135        138        142        146
                                              ------     ------     ------     ------     ------
     Total Operating Expenses                  2,841      2,930      7,074      8,525      5,912

NET OPERATING REVENUES ($000)                 15,400     16,578     18,490     22,328     21,943
CAPITAL EXPENDITURES ($000)(20)                  399        365        331        327        253

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                           2011      2012        2013       2014       2015
------------------------                           ----      ----        ----       ----       ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                                   306        306        306        306        306
     Contract Capacity (MW)                            0          0          0          0          0
     Availability (%)                               96.0%      96.0%      96.0%      96.0%      96.0%
     Capacity Factor (%)(3)                          2.1%       1.5%       0.8%       1.4%       1.3%
     Energy Generation (GWh)                          56         40         20         37         34
     Contract Energy Sales (GWh)                       0          0          0          0          0
     Market Energy Sales (GWh)                        56         40         20         37         34
     Heat Rate (Btu/kWh)(6)                       11,298     11,571     11,304     11,506     11,462
     Fuel Consumption (BBtu)                         629        464        230        428        387

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)             $0.00       0.00       0.00       0.00       0.00
     Market Capacity Price ($/kW-yr)(11)          $78.31      79.70      81.11      81.83      83.08
     Market Energy Price ($/MWh)(11)              $54.10      55.44      55.19      59.38      59.89
     Fuel Price ($/MMBtu)(13)                      $3.43       3.50       3.55       3.66       3.79

OPERATING REVENUES ($000)
     Contract Electricity Revenue                     $0          0          0          0          0
     Market Electricity Revenue                  $26,975     26,610     25,942     27,250     27,443
                                                 -------     ------     ------     ------     ------
     Total Operating Revenues                    $26,975     26,610     25,942     27,250     27,443

OPERATING EXPENSES ($000)(17)
     Fuel                                         $2,158      1,622        817      1,566      1,468
     Operations & Maintenance                     $1,050      1,029        992      1,075      1,089
     Major Maintenance                              $124        140        114        135        135
     Insurance                                      $335        343        352        361        371
     Gross Receipts Tax (18)                        $861        849        828        869        875
     Facility Administration and General            $310        318        326        335        343
     Corporate Administration & General             $150        153        157        162        166
                                                 -------     ------     ------     ------     ------
     Total Operating Expenses                     $4,988      4,454      3,586      4,503      4,447

NET OPERATING REVENUES ($000)                    $21,987     22,156     22,356     22,747     22,996
CAPITAL EXPENDITURES ($000)(20)                     $229        260        211        251        250

Year Ending December 31,                            2016       2017      2018        2019       2020
------------------------                            ----       ----      ----        ----       ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                                    306        306        306        306        306
     Contract Capacity (MW)                             0          0          0          0          0
     Availability (%)                                96.0%      96.0%      96.0%      96.0%      96.0%
     Capacity Factor (%)(3)                           1.3%       0.7%       0.7%       0.7%       0.5%
     Energy Generation (GWh)                           34         18         19         19         14
     Contract Energy Sales (GWh)                        0          0          0          0          0
     Market Energy Sales (GWh)                         34         18         19         19         14
     Heat Rate (Btu/kWh)(6)                        11,478     11,454     11,551     11,402     11,377
     Fuel Consumption (BBtu)                          391        201        215        215        163

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)               0.00       0.00       0.00       0.00       0.00
     Market Capacity Price ($/kW-yr)(11)            82.68      85.88      84.98      85.79      88.35
     Market Energy Price ($/MWh)(11)                56.86      61.09      62.86      68.99      68.05
     Fuel Price ($/MMBtu)(13)                        3.90       4.01       4.14       4.43       4.38

OPERATING REVENUES ($000)
     Contract Electricity Revenue                       0          0          0          0          0
     Market Electricity Revenue                    27,236     27,352     27,174     27,554     28,009
                                                   ------     ------     ------     ------     ------
     Total Operating Revenues                      27,236     27,352     27,174     27,554     28,009

OPERATING EXPENSES ($000)(17)
     Fuel                                           1,523        807        891        953        715
     Operations & Maintenance                       1,119      1,089      1,123      1,152      1,165
     Major Maintenance                                138        131        140        138        135
     Insurance                                        380        390        400        411        421
     Gross Receipts Tax (18)                          869        873        867        879        893
     Facility Administration and General              352        361        371        381        390
     Corporate Administration & General               170        174        179        184        188
                                                   ------     ------     ------     ------     ------
     Total Operating Expenses                       4,551      3,825      3,971      4,098      3,907

NET OPERATING REVENUES ($000)                      22,685     23,527     23,203     23,456     24,102
CAPITAL EXPENDITURES ($000)(20)                       257        243        259        256        251

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                              2021       2022       2023       2024      2025
------------------------                              ----       ----       ----       ----      ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                                      306        306        306        306        306
     Contract Capacity (MW)                               0          0          0          0          0
     Availability (%)                                  96.0%      96.0%      96.0%      96.0%      96.0%
     Capacity Factor (%)(3)                             0.5%       0.5%       0.5%       0.5%       0.5%
     Energy Generation (GWh)                             14         14         14         14         14
     Contract Energy Sales (GWh)                          0          0          0          0          0
     Market Energy Sales (GWh)                           14         14         14         14         14
     Heat Rate (Btu/kWh)(6)                          11,377     11,377     11,377     11,377     11,377
     Fuel Consumption (BBtu)                            163        163        163        163        163

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)                $0.00       0.00       0.00       0.00       0.00
     Market Capacity Price ($/kW-yr)(11)             $90.64      93.00      95.42      97.90     100.44
     Market Energy Price ($/MWh)(11)                 $70.64      73.29      76.08      78.94      81.94
     Fuel Price ($/MMBtu)(13)                         $4.52       4.65       4.80       4.94       5.09

OPERATING REVENUES ($000)
     Contract Electricity Revenue                        $0          0          0          0          0
     Market Electricity Revenue                     $28,749     29,508     30,288     31,088     31,910
                                                    -------     ------     ------     ------     ------
     Total Operating Revenues                       $28,749     29,508     30,288     31,088     31,910

OPERATING EXPENSES ($000)(17)
     Fuel                                              $736        759        782        806        830
     Operations & Maintenance                        $1,194      1,225      1,257      1,290      1,324
     Major Maintenance                                 $139        142        146        150        154
     Insurance                                         $432        444        455        467        479
     Gross Receipts Tax (18)                           $917        941        966        992      1,018
     Facility Administration and General               $401        411        422        433        444
     Corporate Administration & General                $193        198        204        209        214
                                                    -------     ------     ------     ------     ------
     Total Operating Expenses                        $4,012      4,120      4,232      4,347      4,463

NET OPERATING REVENUES ($000)                       $24,737     25,388     26,056     26,741     27,447
CAPITAL EXPENDITURES ($000)(20)                         258        264        271        278        286

Year Ending December 31,                               2026        2027        2028        2029     2030
------------------------                               ----        ----        ----        ----     ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                                         306        306        306        306        306
     Contract Capacity (MW)                                  0          0          0          0          0
     Availability (%)                                     96.0%      96.0%      96.0%      96.0%      96.0%
     Capacity Factor (%)(3)                                0.5%       0.5%       0.5%       0.5%       0.5%
     Energy Generation (GWh)                                14         14         14         14         14
     Contract Energy Sales (GWh)                             0          0          0          0          0
     Market Energy Sales (GWh)                              14         14         14         14         14
     Heat Rate (Btu/kWh)(6)                             11,377     11,377     11,377     11,377     11,377
     Fuel Consumption (BBtu)                               163        163        163        163        163

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)                    0.00       0.00       0.00       0.00       0.00
     Market Capacity Price ($/kW-yr)(11)                103.06     105.74     108.48     111.30     114.20
     Market Energy Price ($/MWh)(11)                     85.01      88.22      91.58      95.07      98.62
     Fuel Price ($/MMBtu)(13)                             5.25       5.41       5.57       5.74       5.91

OPERATING REVENUES ($000)
     Contract Electricity Revenue                            0          0          0          0          0
     Market Electricity Revenue                         32,753     33,619     34,508     35,421     36,358
                                                        ------     ------     ------     ------     ------
     Total Operating Revenues                           32,753     33,619     34,508     35,421     36,358

OPERATING EXPENSES ($000)(17)
     Fuel                                                  855        881        908        936        964
     Operations & Maintenance                            1,357      1,394      1,430      1,466      1,505
     Major Maintenance                                     158        162        166        170        175
     Insurance                                             492        504        518        531        545
     Gross Receipts Tax (18)                             1,045      1,072      1,101      1,130      1,160
     Facility Administration and General                   455        467        479        492        505
     Corporate Administration & General                    220        226        231        237        244
                                                        ------     ------     ------     ------     ------
     Total Operating Expenses                            4,582      4,706      4,833      4,962      5,098

NET OPERATING REVENUES ($000)                           28,171     28,913     29,675     30,459     31,260
CAPITAL EXPENDITURES ($000)(20)                            293        301        309        317        325

                            Footnotes to Exhibit A-1

1. Assumes all 2001 net operating revenues from the Mirant Generation Facilities will be available to pay interest on the Notes.

2. Represents average annual capacity based on historical data provided by Mirant Generation, with the exception of the additional capacity of Bosque Unit 3 assumed to begin commercial operation on June 1, 2001.

3. Capacity factors represent weighted average capacity factors as projected by PA Consulting.

4. Includes contract sales from the State Line, Neenah, Canal, and Bosque Facilities.

5.    Includes steam sales from the Kendall Facility.

6. Weighted average heat rate calculated as the sum of total fuel consumed divided by the energy generated.

7. SO(2) allowances that Mirant Generation is projected to purchase or sell based on assumed emission rates as estimated by Mirant Generation and capacity factors as projected by PA Consulting.

8. NO(X) allowances that Mirant Generation is projected to purchase or sell based on assumed emission rates as estimated by Mirant Generation and ozone season generation as projected by PA Consulting. Assumes additional environmental capital expenditures that will reduce NO(X) emissions as projected by Mirant Generation.

9. Rate of change in general inflation assumed to be 2.6 percent per year, based on a March 10, 2001 projection prepared by Blue Chip Economic Indicators.

10. Weighted average contract electricity price calculated as the sum of the contract capacity and energy revenues of the State Line, Neenah, Canal, and Bosque Facilities divided by the total contract energy sales.

11. As projected by PA Consulting. Weighted average market electricity price calculated as the sum of the market capacity and energy revenues divided by the total market energy sales as projected by PA Consulting.

12.   Steam price pursuant to the Kendall Steam Agreement.

13. As projected by PA Consulting. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

14. Assumed to be $150 per ton in 2001 dollars and to escalate thereafter at the rate of inflation.

15. Assumed to be $1,000 per ton through 2002, $2,300 per ton in 2003, $2,000 per ton in 2004, and $1,700 per ton in 2005. Assumed to escalate thereafter at the rate of inflation.

16. Represents RMR payments as estimated by PA Consulting. The terms of the RMR Payments are currently in dispute. PA Consulting has assumed that the Mirant California Facilities will receive a portion of the potential RMR Payments through 2008. For additional discussion regarding the RMR Payments, please refer to the PA Consulting report and the section of the Offering Circular entitled "Our Business - Legal Proceedings".

17. Non-fuel operating expenses as estimated by Mirant Generation. Assumed to increase at the rate of inflation except for property taxes, which have been assumed to remain constant.

18. Includes property taxes and insurance estimated by Mirant Generation through 2001 and assumed to escalate at the rate of inflation thereafter. Property tax estimate for Chalk Point, Dickerson, and Morgantown Facilities reflects legislation providing exemptions for machinery used to generate electricity.

19. Represents cash lease payments related to the Mid-Atlantic Facilities, lease payments on the SMECO CT, and other expenses at the Mirant California Facilities.

20. Includes capital expenditures and portion of major maintenance assumed by Mirant Generation to be capitalized. The 2001 estimate for Mirant Texas also includes the estimated remaining construction cost of Bosque Unit 3.

21. Certain of the capital expenditures identified by Mirant Generation have been assumed to be funded through the use of a revolving credit facility.

22. Interest payments represent interest on all Mirant Generation debt, including previously incurred debt that is assumed to be refinanced by the end of 2001. Interest payments on the principal amount of the Notes and the other Mirant Generation debt has been assumed at interest rates as estimated by the Representative of the Initial Purchasers, resulting in a weighted average interest rate over the term of the Notes of approximately
      8.3 percent per year. The scheduled amortization of the Notes consists of single payments due on May 1, 2006, May 1, 2011 and May 1, 2031, respectively. Mirant Generation has assumed that the Notes will be refinanced upon maturity at the same principal amounts and interest rates. No additional costs of issuance have been included. We have also included interest on the revolving credit facility assumed to be used to fund certain of the capital expenditures. Interest has been included at the same rate as the 2011 Notes, as estimated by the Representative of the Initial Purchasers. No principal amortization of the Mirant Generation debt has been assumed.

23. Interest coverage is equal to the cash available for debt service divided by annual interest on all Mirant Generation debt, including the interest on the Notes and the revolving credit facility assumed to be used to fund certain of the capital expenditures, assuming no principal amortization.

24. Average interest coverage is equal to the total cash available for debt service over the term of the Notes divided by the total interest payments over the term of the Notes, including the interest on the Notes and the revolving credit facility assumed to be used to fund certain of the capital expenditures, assuming no principal amortization.

                            Footnotes to Exhibit A-1
                                   (continued)

25. Assumed to be the equivalent of Earnings Before Interest Taxes, Depreciation and Amortization ("EBITDA"), although it does not necessarily conform to Generally Accepted Accounting Principles and may not reflect any adjustments that could result therefrom. Excludes capital expenditures and is adjusted to reflect book lease expense as reported by Mirant Generation.

26. Excludes interest on the revolving credit facility assumed to be used to fund certain of the capital expenditures.

27. EBITDA to interest coverage ratio is equal to EBITDA divided by the annual interest on all Mirant Generation debt except the interest on the revolving credit facility assumed to be used to fund certain capital expenditures.

28. Average EBITDA to interest coverage ratio is equal to the total EBITDA over the term of the Notes divided by the total interest payments over the term of the Notes, excluding the interest on the revolving credit facility assumed to be used to fund certain of the capital expenditures.

                                  Exhibit A-2

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity A - Low Fuel Market Price Scenario

Year Ending December 31,                          2001(1)      2002        2003        2004        2005        2006         2007
------------------------                          -------      ----        ----        ----        ----        ----         ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587       12,587      12,587      12,587      12,587      12,587       12,587
     Average Capacity Factor (%)(3)                  49.8%        46.3%       43.8%       39.1%       37.6%       37.7%        37.3%
     Contract Energy Sales (GWh)(4)                 6,477        6,748       4,644       3,003       2,633       2,516        2,511
     Market Energy Sales (GWh)(4)                  48,383       44,287      43,647      40,080      38,866      39,031       38,620
                                               ----------   ----------   ---------   ---------   ---------   ---------    ---------
     Total Energy Sales (GWh)                      54,859       51,035      48,291      43,082      41,499      41,547       41,131
     Total Steam Sales (MMBtu)(5)                     962          962         962         962         962         962          962
     Fuel Consumption (BBtu)                      541,076      500,539     471,486     420,491     404,368     404,510      401,054
     Average Net Heat Rate (Btu/kWh)(6)             9,863        9,808       9,763       9,760       9,744       9,736        9,751
     SO(2) Allowances Purchased (Tons)(7)          72,400       63,110      52,692      28,182      23,107      28,959       24,593
     NO(X) Allowances Purchased (Tons)(8)           6,243         (306)      4,984       3,442       2,850         786          139

COMMODITY PRICES
     General Inflation (%)(9)                        2.60         2.60        2.60        2.60        2.60        2.60         2.60
     Contract Electricity Price ($/MWh)(10)        $41.27        34.54       29.75       36.19       30.92       28.71        29.59
     Market Electricity Price ($/MWh)(11)          $64.74        57.24       54.23       49.31       49.44       51.30        54.09
     Steam Price ($/MMBtu)(12)                     $12.23        11.42       11.43        9.02        9.12        9.39         9.59
     Fuel Price ($/MMBtu)(13)                       $3.13         2.72        2.55        2.33        2.19        2.24         2.30
     SO(2) Allowances ($/Ton)(14)                    $150          154         158         162         166         171          175
     NO(X) Allowances ($/Ton)(15)                  $1,000        1,000       2,300       2,000       1,700       1,744        1,790

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                 $26,057       25,085      29,123      18,830       2,249         311          258
           Mirant New England                    $143,375      100,152           0           0           0           0            0
           Mirant Texas                           $33,723       42,465      42,961      22,979       9,547           0            0
           State Line                             $49,836       50,951      51,422      51,955      52,495      53,376       54,105
           Mirant Wisconsin                       $14,323       14,471      14,625      14,891      17,098      18,536       19,934
     Market Electricity Revenues
           Mirant Mid-Atlantic                 $1,393,800    1,250,486   1,094,851     989,593   1,010,872   1,083,049    1,111,416
           Mirant California                   $1,165,222      768,594     771,061     545,603     451,073     451,345      506,391
           Mirant New York                       $437,213      374,489     315,447     251,721     250,031     230,700      236,122
           Mirant New England                    $135,780      141,291     185,287     131,189     142,727     145,599      141,648
           Mirant Texas                                $0            0           0      57,925      66,756      91,419       92,895
           State Line                                  $0            0           0           0           0           0            0
           Mirant Wisconsin                          $156          105         115         180         286         292          364
     Steam Revenues                               $11,761       10,986      10,992       8,679       8,775       9,031        9,226
                                               ----------   ----------   ---------   ---------   ---------   ---------    ---------
     Total Operating Revenues                  $3,411,246    2,779,075   2,515,884   2,093,545   2,011,909   2,083,658    2,172,359

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                   $516,741      473,082     416,913     382,006     386,807     408,002      412,141
           Mirant California                     $702,543      481,804     470,613     334,518     225,194     229,547      256,726
           Mirant New York                       $261,702      229,129     176,829     143,207     143,039     128,600      124,467
           Mirant New England                    $210,076      177,763     136,234      79,567      87,337      88,051       78,851
           Mirant Texas                                $0            0           0      39,146      43,017      51,178       51,194
           State Line                                  $0            0           0           0           0           0            0
           Mirant Wisconsin                           $39           28          33          47          83          84           88
     Emissions Allowances                         $17,091        9,397      19,752      11,405       8,617       6,244        4,490
     Operations & Maintenance                    $226,043      218,621     216,821     214,996     219,750     226,309      232,867
     Major Maintenance                            $17,119       17,908      17,615      15,929      16,085      18,079       19,096
     Insurance                                    $15,964       16,448      16,872      17,308      17,763      18,225       18,695
     Property and Gross Receipts Taxes (18)       $83,327       85,201      86,634      88,117      89,694      91,284       92,916
     Facility Administration and General           $6,075        6,298       6,457       6,622       6,795       6,973        7,154
     Corporate Administration and General         $45,274       46,455      47,661      48,897      50,173      51,479       52,817
     Other (19)                                  $227,443      201,538     182,632     153,659     149,057     139,517      147,208
                                               ----------   ----------   ---------   ---------   ---------   ---------    ---------
     Total Operating Expenses                  $2,329,437    1,963,672   1,795,066   1,535,424   1,443,411   1,463,571    1,498,710

NET OPERATING REVENUES ($000)                  $1,081,810      815,403     720,818     558,121     568,498     620,087      673,649

CAPITAL EXPENDITURES (20)                        $163,864      111,649     149,419      85,442      85,635     112,269      112,107

FUNDS FROM CAP EX FACILITY (21)                        $0            0           0      58,131      85,630      80,916            0

CASH AVAILABLE FOR DEBT SERVICE                  $917,945      703,754     571,399     530,810     568,493     588,734      561,542

ANNUAL INTEREST ($000)(22)                       $168,183      203,660     203,660     208,485     215,592     222,308      222,308

ANNUAL INTEREST COVERAGE (23)                        5.46         3.46        2.81        2.55        2.64        2.65         2.53

AVERAGE INTEREST COVERAGE (24)                                                                                                 3.91
EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment          $99,554       73,957      54,209      24,989      19,494       9,159       15,836
EBITDA (25)                                    $1,181,364      889,360     775,027     583,110     587,992     629,246      689,485
INTEREST W/O CAP EX FACILITY (26)                $168,183      203,660     203,660     203,660     203,660     203,660      203,660
EBITDA/INTEREST COVERAGE (27)                        7.02         4.37        3.81        2.86        2.89        3.09         3.39
AVERAGE EBITDA/INT COVERAGE (28)                     4.78

Year Ending December 31,                           2008          2009          2010
------------------------                           ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587        12,587        12,587
     Average Capacity Factor (%)(3)                  36.4%         36.1%         36.1%
     Contract Energy Sales (GWh)(4)                 2,328         2,347         2,398
     Market Energy Sales (GWh)(4)                  37,821        37,434        37,354
                                               ----------    ----------    ----------
     Total Energy Sales (GWh)                      40,149        39,781        39,752
     Total Steam Sales (MMBtu)(5)                     962           962           962
     Fuel Consumption (BBtu)                      390,838       387,563       387,395
     Average Net Heat Rate (Btu/kWh)(6)             9,735         9,742         9,745
     SO(2) Allowances Purchased (Tons)(7)          25,145        24,938        36,336
     NO(X) Allowances Purchased (Tons)(8)          (2,212)       (2,171)       (2,052)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)         29.15         23.74         23.59
     Market Electricity Price ($/MWh)(11)           55.67         58.27         60.29
     Steam Price ($/MMBtu)(12)                       9.86         10.08         10.33
     Fuel Price ($/MMBtu)(13)                        2.36          2.43          2.48
     SO2 Allowances ($/Ton)(14)                       180           184           189
     NOX Allowances ($/Ton)(15)                     1,836         1,884         1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                     258             0             0
           Mirant New England                           0             0             0
           Mirant Texas                                 0             0             0
           State Line                              54,864        55,717        56,579
           Mirant Wisconsin                        12,743             0             0
     Market Electricity Revenues
           Mirant Mid-Atlantic                  1,111,917     1,127,862     1,166,846
           Mirant California                      495,543       484,699       499,109
           Mirant New York                        235,776       247,443       273,933
           Mirant New England                     150,662       195,499       189,594
           Mirant Texas                            94,380        94,247        94,748
           State Line                                   0             0             0
           Mirant Wisconsin                        17,157        31,588        27,997
      Steam Revenues                                9,486         9,697         9,936
                                               ----------    ----------    ----------
      Total Operating Revenues                  2,182,786     2,246,752     2,318,742

OPERATING EXPENSES ($000)(17)
      Fuel
          Mirant Mid-Atlantic                     416,174       427,053       442,703
          Mirant California                       245,779       237,171       249,629
          Mirant New York                         119,752       124,071       128,288
          Mirant New England                       84,285        96,885        88,861
          Mirant Texas                             51,393        50,005        49,629
          State Line                                    0             0             0
          Mirant Wisconsin                          4,444         5,577         3,454
      Emissions Allowances                            397           448         2,861
      Operations & Maintenance                    238,338       244,103       250,043
      Major Maintenance                            16,900        16,989        17,066
      Insurance                                    19,184        19,684        20,200
      Property and Gross Receipts Taxes (18)       94,847        96,572        98,169
      Facility Administration and General           7,338         7,535         7,733
      Corporate Administration and General         54,187        55,595        57,040
      Other (19)                                  156,452       178,942       177,756
                                               ----------    ----------    ----------
      Total Operating Expenses                  1,509,470     1,560,630     1,593,432

NET OPERATING REVENUES ($000)                     673,315       686,122       725,310

CAPITAL EXPENDITURES (20)                         110,571        71,711        68,335

FUNDS FROM CAP EX FACILITY (21)                         0             0             0

CASH AVAILABLE FOR DEBT SERVICE                   562,745       614,411       656,975

ANNUAL INTEREST ($000)(22)                        222,308       222,308       222,308

ANNUAL INTEREST COVERAGE (23)                        2.53          2.76          2.96
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
       Plus: Cash-to-Book Lease Adjustment         24,212        45,829        43,709
       EBITDA (25)                                697,527       731,951       769,019
INTEREST W/O CAP EX FACILITY (26)                 203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                        3.42          3.59          3.78
AVERAGE EBITDA/INT COVERAGE (28)

                                  Exhibit A-2

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity A - Low Fuel Market Price Scenario

Year Ending December 31,                          2011          2012          2013          2014          2015          2016
------------------------                          ----          ----          ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587        12,587        12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                 37.3%         36.3%         36.4%         36.1%         35.5%         34.8%
     Contract Energy Sales (GWh)(4)                2,444         2,478             0             0             0             0
     Market Energy Sales (GWh)(4)                 38,649        37,553        40,164        39,819        39,093        38,366
                                             -----------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     41,092        40,031        40,164        39,819        39,093        38,366
     Total Steam Sales (MMBtu)(5)                    962           962           962           962           962           962
     Fuel Consumption (BBtu)                     401,272       390,780       392,147       388,529       381,176       373,829
     Average Net Heat Rate (Btu/kWh)(6)            9,765         9,762         9,764         9,757         9,751         9,744
     SO(2) Allowances Purchased (Tons)(7)         37,173        36,522        45,873        46,106        47,205        46,983
     NO(X) Allowances Purchased (Tons)(8)         (1,755)       (1,812)       (1,265)       (1,130)       (1,335)       (1,486)

COMMODITY PRICES
     General Inflation (%)(9)                       2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)       $23.51         23.54          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)         $61.85         64.40         65.28         66.52         68.17         70.04
     Steam Price ($/MMBtu)(12)                    $10.57         10.83         11.08         11.36         11.64         11.97
     Fuel Price ($/MMBtu)(13)                      $2.59          2.63          2.79          2.85          2.89          2.94
     SO(2) Allowances ($/Ton)(14)                   $194           199           204           209           215           220
     NO(X) Allowances ($/Ton)(15)                 $1,983         2,035         2,088         2,142         2,197         2,255

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                      $0             0             0             0             0             0
          Mirant New England                          $0             0             0             0             0             0
          Mirant Texas                                $0             0             0             0             0             0
          State Line                             $57,459        58,349             0             0             0             0
          Mirant Wisconsin                            $0             0             0             0             0             0
     Market Electricity Revenues
          Mirant Mid-Atlantic                 $1,225,798     1,247,393     1,290,694     1,300,167     1,329,237     1,350,995
          Mirant California                     $549,685       539,119       559,154       547,599       542,606       542,414
          Mirant New York                       $287,515       302,690       315,369       341,128       323,372       325,237
          Mirant New England                    $205,610       206,540       214,388       213,369       221,720       216,829
          Mirant Texas                           $95,276        95,404        93,768        93,990        90,387        89,258
          State Line                                  $0             0       122,587       125,699       130,246       135,480
          Mirant Wisconsin                       $26,367        27,113        26,109        26,916        27,372        26,816
     Steam Revenues                              $10,163        10,413        10,656        10,921        11,190        11,512
                                             -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Revenues                 $2,457,873     2,487,021     2,632,725     2,659,789     2,676,130     2,698,541

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                   $463,072       467,358       480,238       486,059       498,929       505,162
          Mirant California                     $289,514       277,514       291,408       284,042       270,236       268,396
          Mirant New York                       $136,187       132,676       137,673       153,883       141,927       143,138
          Mirant New England                    $101,410       102,425       107,058       104,979       115,189       108,501
          Mirant Texas                           $48,762        47,359        43,852        42,726        39,328        37,671
          State Line                                  $0             0        32,622        33,528        34,859        35,842
          Mirant Wisconsin                        $1,970         1,955           933         1,626         1,638         1,487
     Emissions Allowances                         $3,703         3,552         6,708         7,214         7,188         6,992
     Operations & Maintenance                   $257,721       265,576       272,619       279,224       285,943       292,684
     Major Maintenance                           $22,486        23,160        22,746        20,547        20,640        23,222
     Insurance                                   $20,725        21,258        21,812        22,382        22,963        23,554
     Property and Gross Receipts Taxes (18)      $99,874       101,701       103,518       105,438       107,397       109,383
     Facility Administration and General          $7,928         8,136         8,347         8,561         8,787         9,015
     Corporate Administration and General        $58,526        60,049        61,608        63,208        64,853        66,541
     Other (19)                                 $172,535       171,003       178,530       172,510       152,607       193,682
                                             -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Expenses                 $1,684,413     1,683,722     1,769,672     1,785,927     1,772,484     1,825,270

NET OPERATING REVENUES ($000)                   $773,460       803,300       863,053       873,861       903,646       873,272

CAPITAL EXPENDITURES (20)                       $117,231       118,184        95,557        86,106       114,988        87,761

FUNDS FROM CAP EX FACILITY (21)                       $0             0             0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                 $656,229       685,116       767,496       787,755       788,659       785,510

ANNUAL INTEREST ($000)(22)                      $222,308       222,308       222,308       222,308       222,308       222,308

ANNUAL INTEREST COVERAGE (23)                       2.95          3.08          3.45          3.54          3.55          3.53
AVERAGE INTEREST COVERAGE (24)                      3.91

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment         $37,489        34,989        41,490        34,489        13,489        53,489
     EBITDA (25)                                $810,949       838,289       904,543       908,350       917,135       926,761
INTEREST W/O CAP EX FACILITY (26)               $203,660       203,660       203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                       3.98          4.12          4.44          4.46          4.50          4.55
AVERAGE EBITDA/INT COVERAGE (28)                    4.78

Year Ending December 31,                          2017          2018          2019          2020
------------------------                          ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)             12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                35.0%         34.5%         34.8%         34.6%
     Contract Energy Sales (GWh)(4)                   0             0             0             0
     Market Energy Sales (GWh)(4)                38,551        38,092        38,353        38,120
                                             ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                    38,551        38,092        38,353        38,120
     Total Steam Sales (MMBtu)(5)                   962           962           962           962
     Fuel Consumption (BBtu)                    375,672       371,270       374,042       371,779
     Average Net Heat Rate (Btu/kWh)(6)           9,745         9,747         9,753         9,753
     SO(2) Allowances Purchased (Tons)(7)        46,641        47,217        47,319        48,811
     NO(X) Allowances Purchased (Tons)(8)        (1,470)       (1,400)       (1,360)       (1,237)

COMMODITY PRICES
     General Inflation (%)(9)                      2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)        0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)         71.93         74.26         75.77         77.49
     Steam Price ($/MMBtu)(12)                    12.25         12.55         12.84         13.14
     Fuel Price ($/MMBtu)(13)                      3.04          3.10          3.20          3.26
     SO(2) Allowances ($/Ton)(14)                   226           232           238           244
     NO(X) Allowances ($/Ton)(15)                 2,313         2,373         2,435         2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                       0             0             0             0
         Mirant New England                           0             0             0             0
         Mirant Texas                                 0             0             0             0
         State Line                                   0             0             0             0
         Mirant Wisconsin                             0             0             0             0
     Market Electricity Revenues
         Mirant Mid-Atlantic                  1,384,368     1,428,914     1,461,013     1,500,932
         Mirant California                      571,139       548,138       586,146       576,935
         Mirant New York                        333,980       360,532       354,764       359,925
         Mirant New England                     227,204       229,734       239,042       243,189
         Mirant Texas                            90,659        89,863        89,627        89,572
         State Line                             138,531       144,378       147,592       155,266
         Mirant Wisconsin                        27,182        27,271        27,638        28,060
     Steam Revenues                              11,780        12,071        12,347        12,636
                                             ----------    ----------    ----------    ----------
     Total Operating Revenues                 2,784,843     2,840,901     2,918,169     2,966,515

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                    519,806       532,219       549,644       568,336
         Mirant California                      284,824       265,909       295,629       283,709
         Mirant New York                        145,784       159,380       154,446       160,739
         Mirant New England                     117,296       118,597       123,960       125,643
         Mirant Texas                            37,913        36,575        35,392        34,866
         State Line                              35,315        36,290        36,219        38,159
         Mirant Wisconsin                           832         1,234         1,136           743
     Emissions Allowances                         7,138         7,621         7,940         8,822
     Operations & Maintenance                   300,472       307,769       316,170       324,023
     Major Maintenance                           24,533        21,729        21,849        21,993
     Insurance                                   24,167        24,800        25,444        26,103
     Property and Gross Receipts Taxes (18)     111,438       113,544       115,714       117,936
     Facility Administration and General          9,242         9,489         9,734         9,990
     Corporate Administration and General        68,267        70,045        71,864        73,735
     Other (19)                                 188,848       150,942       186,642       153,340
                                             ----------    ----------    ----------    ----------
     Total Operating Expenses                 1,875,875     1,856,143     1,951,784     1,948,137

NET OPERATING REVENUES ($000)                   908,968       984,758       966,385     1,018,378

CAPITAL EXPENDITURES (20)                       102,583       129,276        80,675       116,717

FUNDS FROM CAP EX FACILITY (21)                       0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                 806,385       855,482       885,711       901,661

ANNUAL INTEREST ($000)(22)                      222,308       222,308       222,308       222,308

ANNUAL INTEREST COVERAGE (23)                      3.63          3.85          3.98          4.06
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment         47,489         8,489        42,988         8,489
     EBITDA (25)                                956,457       993,247     1,009,373     1,026,867
INTEREST W/O CAP EX FACILITY (26)               203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                      4.70          4.88          4.96          5.04
AVERAGE EBITDA/INT COVERAGE (28)

                                  Exhibit A-2

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity A - Low Fuel Market Price Scenario

Year Ending December 31,                         2021           2022          2023          2024          2025          2026
------------------------                         ----           ----          ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587        12,587        12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                 34.6%         34.6%         34.6%         34.6%         34.6%         34.6%
     Contract Energy Sales (GWh)(4)                    0             0             0             0             0             0
     Market Energy Sales (GWh)(4)                 38,120        38,120        38,120        38,120        38,120        38,120
                                             -----------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     38,120        38,120        38,120        38,120        38,120        38,120
     Total Steam Sales (MMBtu)(5)                    962           962           962           962           962           962
     Fuel Consumption (BBtu)                     371,779       371,779       371,779       371,779       371,779       371,779
     Average Net Heat Rate (Btu/kWh)(6)            9,753         9,753         9,753         9,753         9,753         9,753
     SO(2) Allowances Purchased (Tons)(7)         48,811        48,811        48,811        48,811        48,811        48,811
     NO(X) Allowances Purchased (Tons)(8)         (1,237)       (1,237)       (1,237)       (1,237)       (1,237)       (1,237)

COMMODITY PRICES
     General Inflation (%)(9)                       2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)        $0.00          0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)         $79.63         81.83         84.11         86.45         88.87         91.36
     Steam Price ($/MMBtu)(12)                    $13.45         13.77         14.10         14.44         14.79         15.14
     Fuel Price ($/MMBtu)(13)                      $3.35          3.45          3.54          3.64          3.75          3.85
     SO(2) Allowances ($/Ton)(14)                   $251           257           264           271           278           285
     NO(X) Allowances ($/Ton)(15)                 $2,563         2,630         2,698         2,769         2,841         2,914

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                      $0            0             0             0             0             0
          Mirant New England                          $0            0             0             0             0             0
          Mirant Texas                                $0            0             0             0             0             0
          State Line                                  $0            0             0             0             0             0
          Mirant Wisconsin                            $0            0             0             0             0             0
     Market Electricity Revenues
          Mirant Mid-Atlantic                 $1,536,170    1,572,376     1,609,581     1,647,819     1,687,124     1,727,532
          Mirant California                     $599,123      622,165       646,091       670,942       696,747       723,547
          Mirant New York                       $367,444      375,131       382,984       391,012       399,216       407,600
          Mirant New England                    $251,293      259,671       268,331       277,282       286,536       296,099
          Mirant Texas                           $92,142       94,784        97,504       100,303       103,186       106,151
          State Line                            $160,441      165,790       171,320       177,041       182,957       189,073
          Mirant Wisconsin                       $28,791       29,542        30,313        31,103        31,914        32,746
     Steam Revenues                              $12,936       13,245        13,562        13,887        14,221        14,564
                                              ----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Revenues                 $3,048,340    3,132,704     3,219,686     3,309,389     3,401,901     3,497,312

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                   $583,359       598,786       614,627       630,892       647,591       664,741
          Mirant California                     $292,558       301,702       311,144       320,901       330,979       341,395
          Mirant New York                       $165,266       169,924       174,715       179,641       184,709       189,920
          Mirant New England                    $129,823       134,143       138,608       143,220       147,988       152,913
          Mirant Texas                           $35,893        36,951        38,040        39,161        40,316        41,504
          State Line                             $38,639        39,125        39,618        40,116        40,621        41,132
          Mirant Wisconsin                          $765           787           810           833           858           882
     Emissions Allowances                         $9,047         9,288         9,527         9,774        10,028        10,291
     Operations & Maintenance                   $332,449       341,093       349,964       359,060       368,400       377,977
     Major Maintenance                           $29,044        29,891        29,396        26,541        26,655        29,996
     Insurance                                   $26,779        27,482        28,193        28,929        29,676        30,454
     Property and Gross Receipts Taxes (18)     $120,229       122,584       125,002       127,479       130,021       132,632
     Facility Administration and General         $10,246        10,515        10,787        11,064        11,353        11,652
     Corporate Administration and General        $75,650        77,620        79,642        81,708        83,831        86,015
     Other (19)                                  $91,264        86,572        74,720        69,858        71,390        68,144
                                             -----------    ----------    ----------    ----------    ----------    ----------

      Total Operating Expenses                $1,941,011     1,986,462     2,024,793     2,069,178     2,124,417     2,179,648

NET OPERATING REVENUES ($000)                 $1,107,328     1,146,241     1,194,893     1,240,211     1,277,484     1,317,665

CAPITAL EXPENDITURES (20)                       $138,540       112,510       140,975       134,890       138,001       134,529

FUNDS FROM CAP EX FACILITY (21)                       $0             0             0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                 $968,788     1,033,731     1,053,918     1,105,321     1,139,483     1,183,135

ANNUAL INTEREST ($000)(22)                      $222,308       222,308       222,308       222,308       222,308       222,308

ANNUAL INTEREST COVERAGE (23)                       4.36          4.65          4.74          4.97          5.13          5.32
AVERAGE INTEREST COVERAGE (24)                      3.91

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        ($54,879)      (60,896)      (74,110)      (80,369)      (80,273)      (84,993)
     EBITDA (25)                              $1,052,449     1,085,345     1,120,783     1,159,842     1,197,211     1,232,672
INTEREST W/O CAP EX FACILITY (26)               $203,660       203,660       203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                       5.17          5.33          5.50          5.69          5.88          6.05
AVERAGE EBITDA/INT COVERAGE (28)                    4.78

Year Ending December 31,                         2027          2028          2029          2030
------------------------                         ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)             12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                34.6%         34.6%         34.6%         34.6%
     Contract Energy Sales (GWh)(4)                   0             0             0             0
     Market Energy Sales (GWh)(4)                38,120        38,120        38,120        38,120
                                             ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                    38,120        38,120        38,120        38,120
     Total Steam Sales (MMBtu)(5)                   962           962           962           962
     Fuel Consumption (BBtu)                    371,779       371,779       371,779       371,779
     Average Net Heat Rate (Btu/kWh)(6)           9,753         9,753         9,753         9,753
     SO(2) Allowances Purchased (Tons)(7)        48,811        48,811        48,811        48,811
     NO(X) Allowances Purchased (Tons)(8)        (1,237)       (1,237)       (1,237)       (1,237)

COMMODITY PRICES
     General Inflation (%)(9)                      2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)        0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)         93.93         96.59         99.33        102.15
     Steam Price ($/MMBtu)(12)                    15.51         15.89         16.27         16.67
     Fuel Price ($/MMBtu)(13)                      3.96          4.07          4.19          4.31
     SO(2) Allowances ($/Ton)(14)                   292           300           308           316
     NO(X) Allowances ($/Ton)(15)                 2,990         3,068         3,148         3,229

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                       0             0             0             0
         Mirant New England                           0             0             0             0
         Mirant Texas                                 0             0             0             0
         State Line                                   0             0             0             0
         Mirant Wisconsin                             0             0             0             0
     Market Electricity Revenues
         Mirant Mid-Atlantic                  1,769,082     1,811,813     1,855,766     1,900,986
         Mirant California                      751,380       780,284       810,300       841,472
         Mirant New York                        416,166       424,923       433,870       443,013
         Mirant New England                     305,989       316,211       326,777       337,702
         Mirant Texas                           109,203       112,345       115,577       118,905
         State Line                             195,400       201,942       208,707       215,705
         Mirant Wisconsin                        33,600        34,476        35,376        36,298
     Steam Revenues                              14,916        15,277        15,648        16,030
                                             ----------    ----------    ----------    ----------
      Total Operating Revenues                3,595,736     3,697,271     3,802,021     3,910,111

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                    682,349       700,431       718,997       738,062
         Mirant California                      352,156       363,282       374,778       386,665
         Mirant New York                        195,281       200,795       206,467       212,299
         Mirant New England                     158,003       163,260       168,694       174,309
         Mirant Texas                            42,728        43,988        45,285        46,621
         State Line                              41,650        42,174        42,705        43,242
         Mirant Wisconsin                           908           934           961           989
     Emissions Allowances                        10,554        10,829        11,112        11,399
     Operations & Maintenance                   387,804       397,887       408,230       418,848
     Major Maintenance                           31,707        28,072        28,248        28,426
     Insurance                                   31,237        32,053        32,888        33,741
     Property and Gross Receipts Taxes (18)     135,303       138,052       140,866
     Facility Administration and General         11,952        12,262        12,583        12,913
     Corporate Administration and General        88,251        90,542        92,895        95,312
     Other (19)                                 132,394       139,702        95,159        86,628
                                             ----------    ----------    ----------    ----------
      Total Operating Expenses                2,302,277     2,364,264     2,379,868     2,433,210

NET OPERATING REVENUES ($000)                 1,293,459     1,333,007     1,422,153     1,476,901

CAPITAL EXPENDITURES (20)                       163,789       158,149       129,071       134,502

FUNDS FROM CAP EX FACILITY (21)                       0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE               1,129,670     1,174,857     1,293,082     1,342,399

ANNUAL INTEREST ($000)(22)                      222,308       222,308       222,308       222,308

ANNUAL INTEREST COVERAGE (23)                      5.08          5.28          5.82          6.04
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        (22,262)      (16,511)      (62,652)      (72,821)
     EBITDA (25)                              1,271,197     1,316,496     1,359,501     1,404,080
INTEREST W/O CAP EX FACILITY (26)               203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                      6.24          6.46          6.68          6.89
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-2

         The footnotes to Exhibit A-2 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "Low Fuel Price" scenario.

11. As estimated by PA Consulting in its "Low Fuel Price" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.

13. As estimated by PA Consulting in its "Low Fuel Price" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                   Exhibit A-3

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity B - High Fuel Market Price Scenario

Year Ending December 31,                          2001(1)        2002         2003        2004        2005        2006        2007
------------------------                          -------        ----         ----        ----        ----        ----        ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)             12,587         12,587       12,587      12,587      12,587      12,587      12,587
     Average Capacity Factor (%)(3)                49.4%          44.8%        43.2%       39.4%       40.5%       40.7%       40.8%

     Contract Energy Sales (GWh)(4)               6,348          6,414        4,725       3,237       3,082       2,865       2,960
     Market Energy Sales (GWh)(4)                48,150         42,965       42,907      40,237      41,593      42,058      42,045
                                                -------        -------      -------     -------     -------     -------     -------
     Total Energy Sales (GWh)                    54,498         49,379       47,631      43,473      44,675      44,923      45,004
     Total Steam Sales (MMBtu)(5)                   962            962          962         962         962         962         962

     Fuel Consumption (BBtu)                    537,581        484,222      465,371     424,438     436,098     438,177     439,751
     Average Net Heat Rate (Btu/kWh)(6)           9,864          9,806        9,770       9,763       9,762       9,754       9,771

     SO(2) Allowances Purchased (Tons)(7)        71,100         59,449       53,553      40,365      47,661      54,046      49,773
     NO(X) Allowances Purchased (Tons)(8)         6,184           (494)       5,203       4,009       4,008       1,877       1,314

COMMODITY PRICES
     General Inflation (%)(9)                      2.60           2.60         2.60        2.60        2.60        2.60        2.60
     Contract Electricity Price ($/MWh)(10)      $43.75          37.99        30.21       36.28       27.22       24.95       24.40
     Market Electricity Price ($/MWh)(11)        $69.21          65.10        63.88       60.82       62.79       67.04       69.96
     Steam Price ($/MMBtu)(12)                   $12.98          13.27        14.06       12.05       13.75       14.13       14.40
     Fuel Price ($/MMBtu)(13)                     $3.38           3.19         3.15        3.20        3.43        3.49        3.56
     SO(2) Allowances ($/Ton)(14)                  $150            154          158         162         166         171         175
     NO(X) Allowances ($/Ton)(15)                $1,000          1,000        2,300       2,000       1,700       1,744       1,790

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                 $28,255         29,545       33,791      27,551       6,410       2,280         258
         Mirant New England                    $151,641        106,353            0           0           0           0           0
         Mirant Texas                           $33,662         42,431       42,865      22,923       9,426           0           0
         State Line                             $49,836         50,948       51,530      52,264      53,126      53,917      54,761
         Mirant Wisconsin                       $14,317         14,422       14,533      14,672      14,937      15,274      17,216
     Market Electricity Revenues
         Mirant Mid-Atlantic                 $1,450,891      1,335,681    1,214,738   1,193,175   1,271,906   1,455,740   1,511,175
         Mirant California                   $1,262,390        897,453      968,192     676,844     581,742     595,732     672,465
         Mirant New York                       $475,380        412,281      358,276     320,130     398,944     364,812     371,009
         Mirant New England                    $143,710        151,430      199,717     165,404     230,415     250,525     237,950
         Mirant Texas                                $0              0            0      91,405     128,354     152,451     148,600
         State Line                                  $0              0            0           0           0           0           0
         Mirant Wisconsin                          $130             78           99         125         178         210         344
     Steam Revenues                             $12,480         12,762       13,526      11,591      13,221      13,593      13,847
                                             ----------     ----------    ---------   ---------   ---------   ---------   ---------
     Total Operating Revenues                $3,622,692      3,053,384    2,897,267   2,576,084   2,708,659   2,904,534   3,027,625

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                   $534,928        513,062      466,233     475,269     544,960     573,094     577,310
         Mirant California                     $779,179        594,703      640,980     524,351     439,430     448,376     498,727
         Mirant New York                       $278,931        243,696      201,402     177,514     225,947     202,516     203,735
         Mirant New England                    $224,400        194,312      155,220     115,080     190,487     193,042     177,704
         Mirant Texas                                $0              0            0      66,278      93,878     111,684     109,091
         State Line                                  $0              0            0           0           0           0           0
         Mirant Wisconsin                           $43             26           37          44          89          82          97
     Emissions Allowances                       $16,835          8,651       20,398      14,530      14,703      12,457      11,028
     Operations & Maintenance                  $225,899        218,023      217,023     215,877     222,799     229,545     236,550
     Major Maintenance                          $17,098         17,888       17,589      15,861      15,873      17,914      18,852
     Insurance                                  $15,964         16,448       16,872      17,308      17,763      18,225      18,695
     Property and Gross Receipts Taxes (18)     $83,326         85,199       86,631      88,108      89,621      91,177      92,828
     Facility Administration and General         $6,075          6,298        6,457       6,622       6,795       6,973       7,154
     Corporate Administration and General       $45,274         46,455       47,661      48,897      50,173      51,479      52,817
     Other (19)                                $227,567        201,633      182,792     153,309     148,556     139,071     146,750
                                             ----------     ----------    ---------   ---------   ---------   ---------   ---------
     Total Operating Expenses                $2,455,519      2,146,394    2,059,295   1,919,048   2,061,074   2,095,635   2,151,337

NET OPERATING REVENUES ($000)                $1,167,172        906,990      837,972     657,036     647,585     808,899     876,288

CAPITAL EXPENDITURES (20)                      $163,824        111,612      149,367      85,315      85,242     111,964     111,655

FUNDS FROM CAP EX FACILITY (21)                      $0              0            0      58,131      85,237      80,916           0

CASH AVAILABLE FOR DEBT SERVICE              $1,003,348        795,378      688,605     629,852     647,580     777,851     764,633

ANNUAL INTEREST ($000)(22)                     $168,183        203,660      203,660     208,485     215,560     222,276     222,276

ANNUAL INTEREST COVERAGE (23)                      5.97           3.91         3.38        3.02        3.00        3.50        3.44
AVERAGE INTEREST COVERAGE (24)                     6.76

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        $99,554         73,957       54,209      24,989      19,494       9,159      15,836
     EBITDA (25)                             $1,266,726        980,947      892,181     682,025     667,079     818,058     892,124
INTEREST W/O CAP EX FACILITY (26)              $168,183        203,660      203,660     203,660     203,660     203,660     203,660
EBITDA/INTEREST COVERAGE (27)                      7.53           4.82         4.38        3.35        3.28        4.02        4.38
AVERAGE EBITDA/INT COVERAGE (28)                   7.85

Year Ending December 31,                            2008          2009          2010
------------------------                            ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587        12,587        12,587
     Average Capacity Factor (%)(3)                  39.8%         39.4%         39.2%
     Contract Energy Sales (GWh)(4)                 2,870         2,918         2,994
     Market Energy Sales (GWh)(4)                  41,009        40,478        40,178
                                                  -------       -------       -------
     Total Energy Sales (GWh)                      43,880        43,397        43,172
     Total Steam Sales (MMBtu)(5)                     962           962           962
     Fuel Consumption (BBtu)                      428,416       423,869       421,785
     Average Net Heat Rate (Btu/kWh)(6)             9,763         9,767         9,770
     SO(2) Allowances Purchased (Tons)(7)          47,368        47,327        57,638
     NO(X) Allowances Purchased (Tons)(8)          (1,298)       (1,091)         (998)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)         22.21         19.33         19.15
     Market Electricity Price ($/MWh)(11)           71.99         75.57         80.19
     Steam Price ($/MMBtu)(12)                      14.78         15.07         15.40
     Fuel Price ($/MMBtu)(13)                        3.61          3.68          3.72
     SO(2) Allowances ($/Ton)(14)                     180           184           189
     NO(X) Allowances ($/Ton)(15)                   1,836         1,884         1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                      258             0             0
          Mirant New England                            0             0             0
          Mirant Texas                                  0             0             0
          State Line                               55,542        56,419        57,331
          Mirant Wisconsin                          7,967             0             0
     Market Electricity Revenues
          Mirant Mid-Atlantic                   1,521,889     1,596,171     1,699,449
          Mirant California                       657,321       626,168       658,321
          Mirant New York                         371,098       391,256       400,528
          Mirant New England                      237,426       271,995       300,193
          Mirant Texas                            148,800       143,000       138,211
          State Line                                    0             0             0
          Mirant Wisconsin                         15,793        30,310        25,020
     Steam Revenues                                14,216        14,490        14,813
                                               ----------    ----------    ----------
     Total Operating Revenues                   3,030,310     3,129,809     3,293,866

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                     575,504       598,473       623,941
          Mirant California                       472,823       426,911       442,229
          Mirant New York                         198,403       211,616       209,425
          Mirant New England                      188,099       209,550       190,865
          Mirant Texas                            109,165       104,698       101,586
          State Line                                    0             0             0
          Mirant Wisconsin                          4,331         6,784         2,758
     Emissions Allowances                           6,094         6,628         8,949
     Operations & Maintenance                     242,052       247,543       253,486
     Major Maintenance                             16,660        16,796        16,892
     Insurance                                     19,184        19,684        20,200
     Property and Gross Receipts Taxes (18)        94,651        96,531        98,074
     Facility Administration and General            7,338         7,535         7,733
     Corporate Administration and General          54,187        55,595        57,040
     Other (19)                                   156,062       178,656       177,554
                                               ----------    ----------    ----------
      Total Operating Expenses                  2,144,552     2,187,000     2,210,733

NET OPERATING REVENUES ($000)                     885,758       942,808     1,083,133

CAPITAL EXPENDITURES (20)                         110,125        71,354        68,012

FUNDS FROM CAP EX FACILITY (21)                         0             0             0

CASH AVAILABLE FOR DEBT SERVICE                   775,633       871,454     1,015,121

ANNUAL INTEREST ($000)(22)                        222,276       222,276       222,276

ANNUAL INTEREST COVERAGE (23)                        3.49          3.92          4.57
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment           24,212        45,829        43,709
     EBITDA (25)                                  909,970       988,637     1,126,842
INTEREST W/O CAP EX FACILITY (26)                 203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                        4.47          4.85          5.53
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-3

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity B - High Fuel Market Price Scenario

Year Ending December 31,                           2011          2012         2013        2014        2015        2016        2017
------------------------                           ----          ----         ----        ----        ----        ----        ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587        12,587       12,587      12,587      12,587      12,587      12,587
     Average Capacity Factor (%)(3)                 40.9%         40.2%        40.2%       39.9%       39.5%       38.8%       39.1%

     Contract Energy Sales (GWh)(4)                3,095         3,223            0           0           0           0           0
     Market Energy Sales (GWh)(4)                 42,032        41,067       44,350      44,011      43,603      42,776      43,093
                                              ----------     ---------    ---------   ---------   ---------   ---------   ---------
     Total Energy Sales (GWh)                     45,127        44,290       44,350      44,011      43,603      42,776      43,093
     Total Steam Sales (MMBtu)(5)                    962           962          962         962         962         962         962
     Fuel Consumption (BBtu)                     441,727       433,404      434,001     430,339     426,103     417,789     420,979
     Average Net Heat Rate (Btu/kWh)(6)            9,788         9,786        9,786       9,778       9,772       9,767       9,769
     SO(2) Allowances Purchased (Tons)(7)         60,345        59,782       71,759      72,745      74,215      73,076      72,964
     NO(X) Allowances Purchased (Tons)(8)           (421)         (508)         168         421         258         138         166

COMMODITY PRICES
     General Inflation (%)(9)                       2.60          2.60         2.60        2.60        2.60        2.60        2.60
     Contract Electricity Price ($/MWh)(10)       $18.84         18.41         0.00        0.00        0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)         $83.37         87.32        89.54       91.82       93.96       96.78       99.48
     Steam Price ($/MMBtu)(12)                    $15.71         16.06        16.39       16.75       17.12       17.59       17.96
     Fuel Price ($/MMBtu)(13)                      $3.92          3.94         4.13        4.18        4.23        4.28        4.42
     SO(2) Allowances ($/Ton)(14)                   $194           199          204         209         215         220         226
     NO(X) Allowances ($/Ton)(15)                 $1,983         2,035        2,088       2,142       2,197       2,255       2,313

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                      $0             0            0           0           0           0           0
          Mirant New England                          $0             0            0           0           0           0           0
          Mirant Texas                                $0             0            0           0           0           0           0
          State Line                             $58,302        59,337            0           0           0           0           0
          Mirant Wisconsin                            $0             0            0           0           0           0           0
     Market Electricity Revenues
          Mirant Mid-Atlantic                 $1,836,386     1,879,833    1,952,392   2,018,238   2,097,437   2,130,441   2,202,311
          Mirant California                     $716,985       726,096      767,705     716,235     706,512     705,919     732,846
          Mirant New York                       $448,638       486,659      523,643     565,490     529,495     542,375     545,324
          Mirant New England                    $340,831       332,863      353,289     359,571     382,070     374,019     408,979
          Mirant Texas                          $137,208       135,425      140,705     140,763     132,597     130,305     131,106
          State Line                                  $0             0      207,279     214,642     222,158     231,056     240,144
          Mirant Wisconsin                       $24,291        25,032       25,989      26,256      26,627      25,677      26,284
     Steam Revenues                              $15,109        15,442       15,758      16,109      16,461      16,918      17,275
                                             -----------    ----------    ---------   ---------   ---------   ---------   ---------
     Total Operating Revenues                 $3,577,750     3,660,687    3,986,760   4,057,304   4,113,357   4,156,710   4,304,269

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                   $663,766       667,200      686,479     698,288     716,794     717,589     742,130
          Mirant California                     $498,504       487,985      513,153     467,074     440,423     437,209     453,237
          Mirant New York                       $234,137       221,933      223,550     257,437     238,662     248,426     247,635
          Mirant New England                    $232,435       233,491      238,466     245,375     280,185     262,700     295,122
          Mirant Texas                          $100,471        96,360       89,627      87,490      79,840      76,899      76,445
          State Line                                  $0             0       41,434      42,485      43,365      43,986      44,732
          Mirant Wisconsin                        $1,730         1,975          919       1,757       2,240         927         700
     Emissions Allowances                        $10,857        10,849       14,993      16,122      16,498      16,413      16,886
     Operations & Maintenance                   $261,594       269,772      276,837     283,454     290,595     297,208     305,302
     Major Maintenance                           $22,441        23,128       22,706      20,483      20,454      23,082      24,295
     Insurance                                   $20,725        21,258       21,812      22,382      22,963      23,554      24,167
     Property and Gross Receipts Taxes (18)      $99,808       101,635      103,514     105,417     107,373     109,347     111,409
     Facility Administration and General          $7,928         8,136        8,347       8,561       8,787       9,015       9,242
     Corporate Administration and General        $58,526        60,049       61,608      63,208      64,853      66,541      68,267
     Other (19)                                 $172,283       170,860      178,452     172,427     152,568     193,651     188,808
                                             -----------    ----------    ---------   ---------   ---------   ---------   ---------
      Total Operating Expenses                $2,385,205     2,374,631    2,481,897   2,491,960   2,485,599   2,526,547   2,608,377

NET OPERATING REVENUES ($000)                 $1,192,545     1,286,056    1,504,864   1,565,344   1,627,758   1,630,164   1,695,892

CAPITAL EXPENDITURES (20)                       $116,868       117,877       95,498      86,062     114,901      87,688     102,661

FUNDS FROM CAP EX FACILITY (21)                       $0             0            0           0           0           0           0

CASH AVAILABLE FOR DEBT SERVICE               $1,075,677     1,168,179    1,409,365   1,479,282   1,512,857   1,542,475   1,593,231

ANNUAL INTEREST ($000)(22)                      $222,276       222,276      222,276     222,276     222,276     222,276     222,276

ANNUAL INTEREST COVERAGE (23)                       4.84          5.26         6.34        6.66        6.81        6.94        7.17
AVERAGE INTEREST COVERAGE (24)                      6.76

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment         $37,489        34,989       41,490      34,489      13,489      53,489      47,489
     EBITDA (25)                              $1,230,034     1,321,045    1,546,354   1,599,833   1,641,247   1,683,653   1,743,381
INTEREST W/O CAP EX FACILITY (26)               $203,660       203,660      203,660     203,660     203,660     203,660     203,660
EBITDA/INTEREST COVERAGE (27)                       6.04          6.49         7.59        7.86        8.06        8.27        8.56
AVERAGE EBITDA/INT COVERAGE (28)                    7.85
Year Ending December 31,                            2018        2019        2020
------------------------                            ----        ----        ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587      12,587      12,587
     Average Capacity Factor (%)(3)                  38.8%       39.1%       38.9%
     Contract Energy Sales (GWh)(4)                     0           0           0
     Market Energy Sales (GWh)(4)                  42,821      43,100      42,881
     Total Energy Sales (GWh)                      42,821      43,100      42,881
                                                ---------   ---------   ---------
     Total Steam Sales (MMBtu)(5)                     962         962         962
     Fuel Consumption (BBtu)                      418,340     421,271     419,207
     Average Net Heat Rate (Btu/kWh)(6)             9,770       9,774       9,776
     SO(2) Allowances Purchased (Tons)(7)          73,904      73,140      73,686
     NO(X) Allowances Purchased (Tons)(8)             233         313         372

COMMODITY PRICES
     General Inflation (%)(9)                        2.60        2.60        2.60
     Contract Electricity Price ($/MWh)(10)          0.00        0.00        0.00
     Market Electricity Price ($/MWh)(11)          102.78      104.80      107.07
     Steam Price ($/MMBtu)(12)                      18.37       18.75       19.15
     Fuel Price ($/MMBtu)(13)                        4.48        4.64        4.73
     SO(2) Allowances ($/Ton)(14)                     232         238         244
     NO(X) Allowances ($/Ton)(15)                   2,373       2,435       2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                         0           0           0
         Mirant New England                             0           0           0
         Mirant Texas                                   0           0           0
         State Line                                     0           0           0
         Mirant Wisconsin                               0           0           0
     Market Electricity Revenues
         Mirant Mid-Atlantic                    2,282,323   2,321,756   2,407,325
         Mirant California                        708,895     762,828     739,663
         Mirant New York                          585,884     581,319     579,600
         Mirant New England                       415,926     433,954     441,424
         Mirant Texas                             128,049     127,508     125,675
         State Line                               253,273     261,914     270,476
         Mirant Wisconsin                          26,653      27,708      26,976
     Steam Revenues                                17,669      18,032      18,413
                                                ---------   ---------   ---------
     Total Operating Revenues                   4,418,672   4,535,019   4,609,552

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                      758,009     781,763     808,206
         Mirant California                        430,783     478,346     470,447
         Mirant New York                          267,667     264,950     273,179
         Mirant New England                       298,777     312,193     313,595
         Mirant Texas                              72,735      70,865      68,864
         State Line                                45,743      46,484      47,399
         Mirant Wisconsin                             645       1,256           0
     Emissions Allowances                          17,699      18,171      18,931
     Operations & Maintenance                     312,860     321,206     329,396
     Major Maintenance                             21,483      21,640      21,803
     Insurance                                     24,800      25,444      26,103
     Property and Gross Receipts Taxes (18)       113,524     115,716     117,902
     Facility Administration and General            9,489       9,734       9,990
     Corporate Administration and General          70,045      71,864      73,735
     Other (19)                                   150,915     186,607     153,195
                                                ---------   ---------   ---------
     Total Operating Expenses                   2,595,174   2,726,240   2,732,745

NET OPERATING REVENUES ($000)                   1,823,498   1,808,779   1,876,807

CAPITAL EXPENDITURES (20)                         129,331      80,738     116,678

FUNDS FROM CAP EX FACILITY (21)                         0           0           0

CASH AVAILABLE FOR DEBT SERVICE                 1,694,167   1,728,042   1,760,129

ANNUAL INTEREST ($000)(22)                        222,276     222,276     222,276

ANNUAL INTEREST COVERAGE (23)                        7.62        7.77        7.92
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            8,489      42,988       8,489
     EBITDA (25)                                1,831,987   1,851,767   1,885,296
INTEREST W/O CAP EX FACILITY (26)                 203,660     203,660     203,660
EBITDA/INTEREST COVERAGE (27)                        9.00        9.09        9.26
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-3

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity B - High Fuel Market Price Scenario

Year Ending December 31,                           2021          2022          2023          2024          2025          2026
------------------------                           ----          ----          ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587        12,587        12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                 38.9%         38.9%         38.9%         38.9%         38.9%         38.9%
     Contract Energy Sales (GWh)(4)                    0             0             0             0             0             0
     Market Energy Sales (GWh)(4)                 42,881        42,881        42,881        42,881        42,881        42,881
                                             -----------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     42,881        42,881        42,881        42,881        42,881        42,881
     Total Steam Sales (MMBtu)(5)                    962           962           962           962           962           962
     Fuel Consumption (BBtu)                     419,207       419,207       419,207       419,207       419,207       419,207
     Average Net Heat Rate (Btu/kWh)(6)            9,776         9,776         9,776         9,776         9,776         9,776
     SO(2) Allowances Purchased (Tons)(7)         73,686        73,686        73,686        73,686        73,686        73,686
     NO(X) Allowances Purchased (Tons)(8)            372           372           372           372           372           372

COMMODITY PRICES
     General Inflation (%)(9)                       2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)        $0.00          0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)        $109.82        112.67        115.63        118.69        121.85        125.13
     Steam Price ($/MMBtu)(12)                    $19.56         19.98         20.41         20.85         21.30         21.77
     Fuel Price ($/MMBtu)(13)                      $4.85          4.97          5.10          5.22          5.36          5.49
     SO(2) Allowances ($/Ton)(14)                   $251           257           264           271           278           285
     NO(X) Allowances ($/Ton)(15)                 $2,563         2,630         2,698         2,769         2,841         2,914

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                      $0             0             0             0             0             0
          Mirant New England                          $0             0             0             0             0             0
          Mirant Texas                                $0             0             0             0             0             0
          State Line                                  $0             0             0             0             0             0
          Mirant Wisconsin                            $0             0             0             0             0             0
     Market Electricity Revenues
          Mirant Mid-Atlantic                 $2,473,423     2,541,565     2,611,824     2,684,275     2,758,993     2,836,061
          Mirant California                     $755,583       772,624       790,819       810,203       830,805       852,661
          Mirant New York                       $587,931       596,421       605,068       613,878       622,852       631,996
          Mirant New England                    $455,514       470,056       485,068       500,563       516,558       533,070
          Mirant Texas                          $128,960       132,332       135,795       139,345       142,992       146,734
          State Line                            $280,118       290,110       300,466       311,196       322,315       333,837
          Mirant Wisconsin                       $27,677        28,397        29,135        29,893        30,670        31,467
     Steam Revenues                              $18,810        19,216        19,630        20,054        20,488        20,932
                                             -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Revenues                $4,728,016     4,850,721     4,977,805     5,109,407     5,245,673     5,386,758

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                   $828,167       848,623       869,584       891,065       913,076       935,631
          Mirant California                     $483,545       497,033       510,928       525,250       540,002       555,205
          Mirant New York                       $279,805       286,590       293,541       300,659       307,951       315,419
          Mirant New England                    $321,784       330,187       338,808       347,656       356,735       366,051
          Mirant Texas                           $70,534        72,243        73,994        75,789        77,627        79,508
          State Line                             $47,993        48,595        49,205        49,822        50,447        51,080
          Mirant Wisconsin                            $0             0             0             0             0             0
     Emissions Allowances                        $19,422        19,930        20,448        20,978        21,524        22,084
     Operations & Maintenance                   $337,962       346,748       355,762       365,010       374,506       384,242
     Major Maintenance                           $28,993        29,862        29,342        26,461        26,414        29,827
     Insurance                                   $26,779        27,482        28,193        28,929        29,676        30,454
     Property and Gross Receipts Taxes (18)     $120,194       122,548       124,964       127,441       129,981       132,591
     Facility Administration and General         $10,246        10,515        10,787        11,064        11,353        11,652
     Corporate Administration and General        $75,650        77,620        79,642        81,708        83,831        86,015
     Other (19)                                  $91,059        86,302        74,387        69,468        70,939        67,635
                                             -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Expenses                $2,742,132     2,804,278     2,859,584     2,921,300     2,994,062     3,067,395

NET OPERATING REVENUES ($000)                 $1,985,883     2,046,444     2,118,221     2,188,107     2,251,611     2,319,363

CAPITAL EXPENDITURES (20)                       $138,498       112,468       140,931       134,846       137,955       134,483

FUNDS FROM CAP EX FACILITY (21)                       $0             0             0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE               $1,847,385     1,933,976     1,977,290     2,053,260     2,113,656     2,184,880

ANNUAL INTEREST ($000)(22)                      $222,276       222,276       222,276       222,276       222,276       222,276

ANNUAL INTEREST COVERAGE (23)                       8.31          8.70          8.90          9.24          9.51          9.83
AVERAGE INTEREST COVERAGE (24)                      6.76

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        ($54,879)      (60,896)      (74,110)      (80,369)      (80,273)      (84,993)
     EBITDA (25)                              $1,931,004     1,985,548     2,044,111     2,107,738     2,171,338     2,234,370
INTEREST W/O CAP EX FACILITY (26)               $203,660       203,660       203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                       9.48          9.75         10.04         10.35         10.66         10.97
AVERAGE EBITDA/INT COVERAGE (28)                    7.85

Year Ending December 31,                           2027          2028          2029          2030
------------------------                           ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                 38.9%         38.9%         38.9%         38.9%
     Contract Energy Sales (GWh)(4)                    0             0             0             0
     Market Energy Sales (GWh)(4)                 42,881        42,881        42,881        42,881
                                              ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     42,881        42,881        42,881        42,881
     Total Steam Sales (MMBtu)(5)                    962           962           962           962
     Fuel Consumption (BBtu)                     419,207       419,207       419,207       419,207
     Average Net Heat Rate (Btu/kWh)(6)            9,776         9,776         9,776         9,776
     SO(2) Allowances Purchased (Tons)(7)         73,686        73,686        73,686        73,686
     NO(X) Allowances Purchased (Tons)(8)            372           372           372           372

COMMODITY PRICES
     General Inflation (%)(9)                       2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)         0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)         128.53        132.04        135.68        139.45
     Steam Price ($/MMBtu)(12)                     22.24         22.72         23.21         23.72
     Fuel Price ($/MMBtu)(13)                       5.63          5.78          5.92          6.07
     SO(2) Allowances ($/Ton)(14)                    292           300           308           316
     NO(X) Allowances ($/Ton)(15)                  2,990         3,068         3,148         3,229

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                      0             0             0             0
           Mirant New England                          0             0             0             0
           Mirant Texas                                0             0             0             0
           State Line                                  0             0             0             0
           Mirant Wisconsin                            0             0             0             0
     Market Electricity Revenues
           Mirant Mid-Atlantic                 2,915,563     2,997,588     3,082,229     3,169,583
           Mirant California                     875,813       900,295       926,155       953,436
           Mirant New York                       641,311       650,805       660,477       670,334
           Mirant New England                    550,114       567,708       585,870       604,621
           Mirant Texas                          150,576       154,517       158,563       162,719
           State Line                            345,778       358,154       370,980       384,271
           Mirant Wisconsin                       32,285        33,125        33,986        34,870
     Steam Revenues                               21,386        21,850        22,324        22,811
                                              ----------    ----------    ----------    ----------
     Total Operating Revenues                  5,532,826     5,684,042     5,840,584     6,002,645

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                   958,744       982,428     1,006,699     1,031,570
           Mirant California                     570,872       587,026       603,669       620,834
           Mirant New York                       323,070       330,906       338,932       347,153
           Mirant New England                    375,609       385,417       395,483       405,809
           Mirant Texas                           81,436        83,412        85,434        87,507
           State Line                             51,721        52,370        53,026        53,691
           Mirant Wisconsin                            0             0             0             0
     Emissions Allowances                         22,654        23,248        23,851        24,472
     Operations & Maintenance                    394,230       404,482       414,994       425,788
     Major Maintenance                            31,393        27,757        27,970        28,179
     Insurance                                    31,237        32,053        32,888        33,741
     Property and Gross Receipts Taxes (18)      135,261       138,009       140,822       143,710
     Facility Administration and General          11,952        12,262        12,583        12,913
     Corporate Administration and General         88,251        90,542        92,895        95,312
     Other (19)                                  131,830       139,077        94,481        85,895
                                              ----------    ----------    ----------    ----------
     Total Operating Expenses                 3,208,260     3,288,989     3,323,727     3,396,574

NET OPERATING REVENUES ($000)                  2,324,566     2,395,053     2,516,857     2,606,070

CAPITAL EXPENDITURES (20)                        163,740       158,098       129,021       134,449

FUNDS FROM CAP EX FACILITY (21)                        0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                2,160,826     2,236,955     2,387,836     2,471,621

ANNUAL INTEREST ($000)(22)                       222,276       222,276       222,276       222,276

ANNUAL INTEREST COVERAGE (23)                       9.72         10.06         10.74         11.12
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment         (22,262)      (16,511)      (62,652)      (72,821)
     EBITDA (25)                               2,302,304     2,378,542     2,454,205     2,533,249
INTEREST W/O CAP EX FACILITY (26)                203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                      11.30         11.68         12.05         12.44
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-3

         The footnotes to Exhibit A-3 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "High Fuel Price" scenario.

11. As estimated by PA Consulting in its "High Fuel Price" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.

13. As estimated by PA Consulting in its "High Fuel Price" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                   Exhibit A-4

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

            Sensitivity C - Capacity Overbuild Market Price Scenario

Year Ending December 31,                        2001(1)         2002         2003        2004        2005         2006
------------------------                        -------         ----         ----        ----        ----         ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)             12,587         12,587       12,587      12,587      12,587       12,587
     Average Capacity Factor (%)(3)                49.2%          45.7%        43.6%       36.8%       34.6%        35.0%
     Contract Energy Sales (GWh)(4)               6,301          6,676        4,662       3,140       2,746        2,521
     Market Energy Sales (GWh)(4)                47,951         43,692       43,428      37,418      35,364       36,063
                                             ----------     ----------    ---------   ---------   ---------   ----------
     Total Energy Sales (GWh)                    54,252         50,368       48,090      40,558      38,109       38,584
     Total Steam Sales (MMBtu)(5)                   962            962          962         962         962          962
     Fuel Consumption (BBtu)                    535,120        493,928      469,513     395,247     371,043      375,341
     Average Net Heat Rate (Btu/kWh)(6)           9,864          9,806        9,763       9,745       9,736        9,728
     SO(2) Allowances Purchased (Tons)(7)        71,039         62,128       53,788      24,936      15,388       23,114
     NO(X) Allowances Purchased (Tons)(8)         6,115           (352)       5,125       2,632       1,603         (213)

COMMODITY PRICES
     General Inflation (%)(9)                      2.60           2.60         2.60        2.60        2.60         2.60
     Contract Electricity Price ($/MWh)(10)      $43.80          36.20        29.72       34.80       29.11        28.45
     Market Electricity Price ($/MWh)(11)        $69.18          60.37        57.21       50.48       48.97        50.56
     Steam Price ($/MMBtu)(12)                   $12.98          12.09        12.09        9.47        9.57         9.86
     Fuel Price ($/MMBtu)(13)                     $3.37           2.91         2.72        2.42        2.25         2.31
     SO(2) Allowances ($/Ton)(14)                  $150            154          158         162         166          171
     NO(X) Allowances ($/Ton)(15)                $1,000          1,000        2,300       2,000       1,700        1,744

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                  $28,168         27,605       29,677      19,285       2,249          311
        Mirant New England                     $149,956        106,144            0           0           0            0
        Mirant Texas                            $33,704         42,494       42,818      23,011       9,576            0
        State Line                              $49,830         50,958       51,452      52,126      52,661       53,434
        Mirant Wisconsin                        $14,322         14,475       14,615      14,849      15,436       17,981
     Market Electricity Revenues
        Mirant Mid-Atlantic                  $1,449,682      1,274,918    1,133,418     932,121     871,619      948,493
        Mirant California                    $1,262,390        825,938      823,245     574,597     474,707      475,614
        Mirant New York                        $457,531        392,090      336,102     209,368     207,882      191,769
        Mirant New England                     $147,503        144,781      191,550     109,948     105,156      111,366
        Mirant Texas                                 $0              0            0      62,760      72,150       95,796
        State Line                                   $0              0            0           0           0            0
        Mirant Wisconsin                           $130             89          113         147         247          260
     Steam Revenues                             $12,480         11,626       11,627       9,109       9,207        9,481
                                             ----------     ----------    ---------   ---------   ---------   ----------
     Total Operating Revenues                $3,605,696      2,891,118    2,634,617   2,007,321   1,820,890    1,904,505

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                    $534,357        483,946      430,465     386,349     388,932      409,112
        Mirant California                      $779,179        532,135      518,688     368,601     247,277      252,216
        Mirant New York                        $265,471        233,399      183,691      97,561      99,825       93,830
        Mirant New England                     $225,654        187,379      143,472      62,039      50,264       54,599
        Mirant Texas                                 $0              0            0      43,077      47,515       56,772
        State Line                                   $0              0            0           0           0            0
        Mirant Wisconsin                            $44             29           32          45          76           76
     Emissions Allowances                       $16,758          9,200       20,260       9,265       5,224        3,516
     Operations & Maintenance                  $225,861        218,483      216,920     214,189     218,235      224,963
     Major Maintenance                          $17,120         17,923       17,554      15,920      16,057       18,011
     Insurance                                  $15,964         16,448       16,872      17,308      17,763       18,225
     Property and Gross Receipts Taxes (18)     $83,326         85,201       86,634      88,114      89,639       91,265
     Facility Administration and General         $6,075          6,298        6,457       6,622       6,795        6,973
     Corporate Administration and General       $45,274         46,455       47,661      48,897      50,173       51,479
     Other (19)                                $227,567        201,578      182,657     153,630     149,068      139,529
                                             ----------     ----------    ---------   ---------   ---------   ----------
     Total Operating Expenses                $2,442,650      2,038,474    1,871,362   1,511,617   1,386,843    1,420,565

NET OPERATING REVENUES ($000)                $1,163,046        852,644      763,254     495,704     434,046      483,940

CAPITAL EXPENDITURES (20)                      $163,865        111,679      149,305      85,426      85,583      112,142

FUNDS FROM CAP EX FACILITY (21)                      $0              0            0      58,131      85,578       80,916

CASH AVAILABLE FOR DEBT SERVICE                $999,181        740,965      613,949     468,409     434,041      452,714

ANNUAL INTEREST ($000)(22)                     $168,183        203,660      203,660     208,485     215,588      222,304

ANNUAL INTEREST COVERAGE (23)                      5.94           3.64         3.01        2.25        2.01         2.04
AVERAGE INTEREST COVERAGE (24)                     4.15

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        $99,554         73,957       54,209      24,989      19,494        9,159
     EBITDA (25)                             $1,262,600        926,601      817,463     520,693     453,540      493,099
INTEREST W/O CAP EX FACILITY (26)              $168,183        203,660      203,660     203,660     203,660      203,660
EBITDA/INTEREST COVERAGE (27)                      7.51           4.55         4.01        2.56        2.23         2.42
AVERAGE EBITDA/INT COVERAGE (28)                   5.04

Year Ending December 31,                                           2007          2008          2009          2010
------------------------                                           ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)                               12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                                  35.4%         34.8%         34.9%         35.3%
     Contract Energy Sales (GWh)(4)                                 2,558         2,403         2,451         2,544
     Market Energy Sales (GWh)(4)                                  36,435        35,966        36,061        36,428
                                                               ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                                      38,993        38,369        38,512        38,972
     Total Steam Sales (MMBtu)(5)                                     962           962           962           962
     Fuel Consumption (BBtu)                                      379,833       373,263       374,997       379,635
     Average Net Heat Rate (Btu/kWh)(6)                             9,741         9,728         9,737         9,741
     SO(2) Allowances Purchased (Tons)(7)                          22,675        25,128        26,768        39,296
     NO(X) Allowances Purchased (Tons)(8)                            (557)       (2,817)       (2,607)       (2,339)

COMMODITY PRICES
     General Inflation (%)(9)                                        2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)                         28.78         26.55         22.78         22.31
     Market Electricity Price ($/MWh)(11)                           53.74         56.36         58.54         60.49
     Steam Price ($/MMBtu)(12)                                      10.07         10.36         10.60         10.86
     Fuel Price ($/MMBtu)(13)                                        2.38          2.44          2.51          2.58
     SO(2) Allowances ($/Ton)(14)                                     175           180           184           189
     NO(X) Allowances ($/Ton)(15)                                   1,790         1,836         1,884         1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                                       258           258             0             0
         Mirant New England                                             0             0             0             0
         Mirant Texas                                                   0             0             0             0
         State Line                                                54,211        54,963        55,845        56,763
         Mirant Wisconsin                                          19,154         8,571             0             0
     Market Electricity Revenues
         Mirant Mid-Atlantic                                    1,027,163     1,087,718     1,139,540     1,188,412
         Mirant California                                        533,345       522,118       511,096       534,746
         Mirant New York                                          191,806       191,138       209,368       226,044
         Mirant New England                                       108,327       110,440       121,609       127,318
         Mirant Texas                                              97,225        98,503        98,351        98,979
         State Line                                                     0             0             0             0
         Mirant Wisconsin                                             354        16,993        30,853        27,855
     Steam Revenues                                                 9,688         9,966        10,191        10,447
                                                               ----------    ----------    ----------    ----------
     Total Operating Revenues                                   2,041,531     2,100,668     2,176,853     2,270,564

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                                      419,102       425,023       439,552       456,966
         Mirant California                                        281,587       269,674       259,391       274,080
         Mirant New York                                           93,077        91,765       102,168       111,590
         Mirant New England                                        55,258        61,947        80,325        77,793
         Mirant Texas                                              56,651        56,642        55,205        54,844
         State Line                                                     0             0             0             0
         Mirant Wisconsin                                              80         4,105         5,358         3,017
     Emissions Allowances                                           2,920          (709)          (28)        2,877
         Operations & Maintenance                                 231,828       237,542       243,586       249,860
         Major Maintenance                                         19,024        16,798        16,973        17,072
         Insurance                                                 18,695        19,184        19,684        20,200
         Property and Gross Receipts Taxes (18)                    92,890        94,708        96,548        98,165
         Facility Administration and General                        7,154         7,338         7,535         7,733
         Corporate Administration and General                      52,817        54,187        55,595        57,040
         Other (19)                                               147,220       156,469       178,971       177,823
                                                               ----------    ----------    ----------    ----------
     Total Operating Expenses                                   1,478,303     1,494,673     1,560,863     1,609,060

NET OPERATING REVENUES ($000)                                     563,228       605,995       615,990       661,503

CAPITAL EXPENDITURES (20)                                         111,975       110,382        71,681        68,343

FUNDS FROM CAP EX FACILITY (21)                                         0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                                   451,253       495,613       544,309       593,160

ANNUAL INTEREST ($000)(22)                                        222,304       222,304       222,304       222,304

ANNUAL INTEREST COVERAGE (23)                                        2.03          2.23          2.45          2.67
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment                           15,836        24,212        45,829        43,709
     EBITDA (25)                                                  579,064       630,207       661,819       705,212
INTEREST W/O CAP EX FACILITY (26)                                 203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                                        2.84          3.09          3.25          3.46
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-4

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

            Sensitivity C - Capacity Overbuild Market Price Scenario

Year Ending December 31,                            2011          2012          2013          2014          2015          2016
------------------------                            ----          ----          ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)                12,587        12,587        12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                   37.2%         36.5%         36.5%         36.6%         36.2%         35.5%
     Contract Energy Sales (GWh)(4)                  2,627         2,671             0             0             0             0
     Market Energy Sales (GWh)(4)                   38,350        37,607        40,253        40,374        39,870        39,174
                                               -----------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                       40,977        40,277        40,253        40,374        39,870        39,174
     Total Steam Sales (MMBtu)(5)                      962           962           962           962           962           962
     Fuel Consumption (BBtu)                       400,112       393,053       392,931       393,999       388,846       381,808
     Average Net Heat Rate (Btu/kWh)(6)              9,764         9,759         9,761         9,759         9,753         9,746
     SO(2) Allowances Purchased (Tons)(7)           41,945        41,852        51,891        52,680        54,650        54,158
     NO(X) Allowances Purchased (Tons)(8)           (1,825)       (1,829)       (1,253)         (934)       (1,070)       (1,210)

COMMODITY PRICES
     General Inflation (%)(9)                         2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)         $21.97         21.94          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)           $63.82         65.34         66.26         67.38         70.00         72.52
     Steam Price ($/MMBtu)(12)                      $11.11         11.39         11.66         11.96         12.26         12.61
     Fuel Price ($/MMBtu)(13)                        $2.71          2.76          2.92          3.00          3.05          3.10
     SO(2) Allowances ($/Ton)(14)                     $194           199           204           209           215           220
     NO(X) Allowances ($/Ton)(15)                   $1,983         2,035         2,088         2,142         2,197         2,255

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                         $0             0             0             0             0             0
         Mirant New England                             $0             0             0             0             0             0
         Mirant Texas                                   $0             0             0             0             0             0
         State Line                                $57,697        58,605             0             0             0             0
         Mirant Wisconsin                               $0             0             0             0             0             0
     Market Electricity Revenues
         Mirant Mid-Atlantic                    $1,279,620     1,288,256     1,337,063     1,351,633     1,385,788     1,413,931
         Mirant California                        $589,255       569,840       593,542       580,857       576,997       575,519
         Mirant New York                          $250,383       256,894       267,195       308,616       330,896       354,597
         Mirant New England                       $201,866       216,204       212,448       217,755       233,874       230,528
         Mirant Texas                              $99,559        99,461        98,997        98,965        95,008        93,812
         State Line                                     $0             0       132,163       135,268       140,891       145,171
         Mirant Wisconsin                          $26,975        26,610        25,942        27,250        27,443        27,236
     Steam Revenues                                $10,689        10,955        11,215        11,498        11,786        12,131
                                               -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Revenues                   $2,516,044     2,526,825     2,678,565     2,731,842     2,802,683     2,852,925

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                      $483,667       487,975       503,321       510,123       524,595       532,255
         Mirant California                        $317,178       305,308       320,604       312,486       297,283       296,188
         Mirant New York                          $131,475       127,842       132,202       166,051       151,406       153,555
         Mirant New England                        $96,023       110,025       106,766       109,698       129,450       121,650
         Mirant Texas                              $54,013        52,405        48,988        47,521        43,727        42,045
         State Line                                     $0             0        34,460        34,572        36,108        36,719
         Mirant Wisconsin                           $2,158         1,622           817         1,566         1,468         1,523
     Emissions Allowances                           $4,490         4,584         7,968         9,009         9,373         9,192
     Operations & Maintenance                     $257,921       266,069       272,951       279,817       286,787       293,564
     Major Maintenance                             $22,469        23,170        22,666        20,541        20,643        23,139
     Insurance                                     $20,725        21,258        21,812        22,382        22,963        23,554
     Property and Gross Receipts Taxes (18)        $99,894       101,685       103,513       105,448       107,399       109,397
     Facility Administration and General            $7,928         8,136         8,347         8,561         8,787         9,015
     Corporate Administration and General          $58,526        60,049        61,608        63,208        64,853        66,541
     Other (19)                                   $172,607       171,017       178,563       172,542       152,651       193,714
                                               -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Expenses                   $1,729,074     1,741,145     1,824,586     1,863,525     1,857,493     1,912,051

NET OPERATING REVENUES ($000)                     $786,970       785,680       853,979       868,317       945,190       940,873

CAPITAL EXPENDITURES (20)                         $117,126       118,159        95,645        86,072       115,004        87,685

FUNDS FROM CAP EX FACILITY (21)                         $0             0             0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                   $669,844       667,521       758,334       782,246       830,187       853,188

ANNUAL INTEREST ($000)(22)                        $222,304       222,304       222,304       222,304       222,304       222,304

ANNUAL INTEREST COVERAGE (23)                         3.01          3.00          3.41          3.52          3.73          3.84
AVERAGE INTEREST COVERAGE (24)                        4.15

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment           $37,489        34,989        41,490        34,489        13,489        53,489
     EBITDA (25)                                  $824,459       820,669       895,469       902,806       958,679       994,362
INTEREST W/O CAP EX FACILITY (26)                 $203,660       203,660       203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                         4.05          4.03          4.40          4.43          4.71          4.88
AVERAGE EBITDA/INT COVERAGE (28)                      5.04

Year Ending December 31,                           2017          2018          2019          2020
------------------------                           ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                  36.0%         35.2%         35.6%         35.0%
     Contract Energy Sales (GWh)(4)                     0             0             0             0
     Market Energy Sales (GWh)(4)                  39,658        38,790        39,253        38,559
                                               ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                      39,658        38,790        39,253        38,559
     Total Steam Sales (MMBtu)(5)                     962           962           962           962
     Fuel Consumption (BBtu)                      386,655       378,130       382,892       376,178
     Average Net Heat Rate (Btu/kWh)(6)             9,750         9,748         9,754         9,756
     SO(2) Allowances Purchased (Tons)(7)          53,705        54,242        53,793        54,843
     NO(X) Allowances Purchased (Tons)(8)          (1,125)       (1,183)       (1,069)       (1,048)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)           74.33         76.86         78.61         80.53
     Steam Price ($/MMBtu)(12)                      12.91         13.23         13.54         13.86
     Fuel Price ($/MMBtu)(13)                        3.22          3.26          3.39          3.42
     SO(2) Allowances ($/Ton)(14)                     226           232           238           244
     NO(X) Allowances ($/Ton)(15)                   2,313         2,373         2,435         2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                        0             0             0             0
          Mirant New England                            0             0             0             0
          Mirant Texas                                  0             0             0             0
          State Line                                    0             0             0             0
          Mirant Wisconsin                              0             0             0             0
     Market Electricity Revenues
          Mirant Mid-Atlantic                   1,449,828     1,502,507     1,531,789     1,566,972
          Mirant California                       606,129       579,205       625,267       611,903
          Mirant New York                         369,114       380,070       386,331       384,348
          Mirant New England                      250,069       243,439       261,085       253,692
          Mirant Texas                             95,357        94,128        94,149        93,642
          State Line                              149,936       154,755       159,455       166,670
          Mirant Wisconsin                         27,352        27,174        27,554        28,009
     Steam Revenues                                12,417        12,728        13,023        13,332
                                               ----------    ----------    ----------    ----------
     Total Operating Revenues                   2,960,202     2,994,006     3,098,653     3,118,568

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                     547,391       559,873       577,522       594,841
          Mirant California                       314,320       293,560       325,906       313,050
          Mirant New York                         162,982       164,275       168,513       169,392
          Mirant New England                      141,677       135,616       146,024       130,692
          Mirant Texas                             42,410        40,631        39,557        38,696
          State Line                               36,720        37,404        37,688        39,257
          Mirant Wisconsin                            807           891           953           715
     Emissions Allowances                           9,530         9,770        10,199        10,768
     Operations & Maintenance                     301,598       308,694       317,089       324,730
     Major Maintenance                             24,472        21,626        21,842        22,023
     Insurance                                     24,167        24,800        25,444        26,103
     Property and Gross Receipts Taxes (18)       111,444       113,541       115,711       117,934
     Facility Administration and General            9,242         9,489         9,734         9,990
     Corporate Administration and General          68,267        70,045        71,864        73,735
     Other (19)                                   188,881       150,962       186,697       153,371
                                               ----------    ----------    ----------    ----------
     Total Operating Expenses                   1,983,908     1,941,177     2,054,743     2,025,297

NET OPERATING REVENUES ($000)                     976,293     1,052,829     1,043,911     1,093,271

CAPITAL EXPENDITURES (20)                         102,649       129,279        80,694       116,651

FUNDS FROM CAP EX FACILITY (21)                         0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                   873,644       923,550       963,217       976,619

ANNUAL INTEREST ($000)(22)                        222,304       222,304       222,304       222,304

ANNUAL INTEREST COVERAGE (23)                        3.93          4.15          4.33          4.39
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment           47,489         8,489        42,988         8,489
     EBITDA (25)                                1,023,782     1,061,318     1,086,899     1,101,760
INTEREST W/O CAP EX FACILITY (26)                 203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                        5.03          5.21          5.34          5.41
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-4

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

            Sensitivity C - Capacity Overbuild Market Price Scenario

Year Ending December 31,                           2021          2022          2023          2024          2025          2026
------------------------                           ----          ----          ----          ----          ----          ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587        12,587        12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                  35.0%         35.0%         35.0%         35.0%         35.0%         35.0%

     Contract Energy Sales (GWh)(4)                     0             0             0             0             0             0
     Market Energy Sales (GWh)(4)                  38,559        38,559        38,559        38,559        38,559        38,559
                                              -----------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                      38,559        38,559        38,559        38,559        38,559        38,559
     Total Steam Sales (MMBtu)(5)                     962           962           962           962           962           962

     Fuel Consumption (BBtu)                      376,178       376,178       376,178       376,178       376,178       376,178
     Average Net Heat Rate (Btu/kWh)(6)             9,756         9,756         9,756         9,756         9,756         9,756

     SO(2) Allowances Purchased (Tons)(7)          54,843        54,843        54,843        54,843        54,843        54,843
     NO(X) Allowances Purchased (Tons)(8)          (1,048)       (1,048)       (1,048)       (1,048)       (1,048)       (1,048)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)         $0.00          0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)          $83.06         85.69         88.41         91.25         94.19         97.24
     Steam Price ($/MMBtu)(12)                     $14.20         14.54         14.89         15.26         15.63         16.01
     Fuel Price ($/MMBtu)(13)                       $3.52          3.62          3.72          3.82          3.93          4.04
     SO(2) Allowances ($/Ton)(14)                    $251           257           264           271           278           285
     NO(X) Allowances ($/Ton)(15)                  $2,563         2,630         2,698         2,769         2,841         2,914

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                      $0             0             0             0             0             0
           Mirant New England                          $0             0             0             0             0             0
           Mirant Texas                                $0             0             0             0             0             0
           State Line                                  $0             0             0             0             0             0
           Mirant Wisconsin                            $0             0             0             0             0             0
     Market Electricity Revenues
           Mirant Mid-Atlantic                 $1,604,711     1,643,514     1,683,416     1,724,453     1,766,664     1,810,089
           Mirant California                     $635,239       659,465       684,611       710,726       737,834       765,973
           Mirant New York                       $394,786       405,532       416,592       427,984       439,712       451,788
           Mirant New England                    $270,763       289,000       308,483       329,301       351,542       375,306
           Mirant Texas                           $96,345        99,127       101,988       104,937       107,970       111,089
           State Line                            $172,182       177,878       183,766       189,854       196,145       202,649
           Mirant Wisconsin                       $28,749        29,508        30,288        31,088        31,910        32,753
     Steam Revenues                               $13,654        13,984        14,323        14,671        15,028        15,395
                                              -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Revenues                  $3,216,429     3,318,008     3,423,467     3,533,014     3,646,805     3,765,042

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                   $610,600       626,782       643,397       660,460       677,980       695,973
           Mirant California                     $322,883       333,038       343,532       354,377       365,579       377,162
           Mirant New York                       $174,145       179,035       184,063       189,233       194,552       200,022
           Mirant New England                    $135,046       139,543       144,190       148,993       153,957       159,085
           Mirant Texas                           $39,823        40,985        42,181        43,411        44,677        45,982
           State Line                             $39,744        40,237        40,736        41,243        41,754        42,272
           Mirant Wisconsin                          $736           759           782           806           830           855
     Emissions Allowances                         $11,045        11,335        11,628        11,928        12,242        12,563
     Operations & Maintenance                    $333,174       341,833       350,721       359,843       369,202       378,798
     Major Maintenance                            $29,028        29,911        29,295        26,530        26,660        29,889
     Insurance                                    $26,779        27,482        28,193        28,929        29,676        30,454
     Property and Gross Receipts Taxes (18)      $120,228       122,583       125,001       127,479       130,021       132,632
     Facility Administration and General          $10,246        10,515        10,787        11,064        11,353        11,652
     Corporate Administration and General         $75,650        77,620        79,642        81,708        83,831        86,015
     Other (19)                                   $91,301        86,610        74,757        69,898        71,428        68,184
                                              -----------    ----------    ----------    ----------    ----------    ----------
     Total Operating Expenses                  $2,020,427     2,068,268     2,108,905     2,155,902     2,213,742     2,271,538

NET OPERATING REVENUES ($000)                  $1,196,002     1,249,741     1,314,562     1,377,112     1,433,063     1,493,504

CAPITAL EXPENDITURES (20)                        $138,471       112,439       140,901       134,816       137,925       134,451

FUNDS FROM CAP EX FACILITY (21)                        $0             0             0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE                $1,057,531     1,137,302     1,173,661     1,242,295     1,295,137     1,359,052

ANNUAL INTEREST ($000)(22)                       $222,304       222,304       222,304       222,304       222,304       222,304

ANNUAL INTEREST COVERAGE (23)                        4.76          5.12          5.28          5.59          5.83          6.11
AVERAGE INTEREST COVERAGE (24)                       4.15

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment         ($54,879)      (60,896)      (74,110)      (80,369)      (80,273)      (84,993)
     EBITDA (25)                               $1,141,123     1,188,845     1,240,452     1,296,743     1,352,790     1,408,511
INTEREST W/O CAP EX FACILITY (26)                $203,660       203,660       203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                        5.60          5.84          6.09          6.37          6.64          6.92
AVERAGE EBITDA/INT COVERAGE (28)                     5.04

Year Ending December 31,                         2027          2028          2029          2030
------------------------                         ----          ----          ----          ----
CONSOLIDATED
PERFORMANCE
     Annual Average Capacity (MW)(2)             12,587        12,587        12,587        12,587
     Average Capacity Factor (%)(3)                35.0%         35.0%         35.0%         35.0%
     Contract Energy Sales (GWh)(4)                   0             0             0             0
     Market Energy Sales (GWh)(4)                38,559        38,559        38,559        38,559
                                             ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                    38,559        38,559        38,559        38,559
     Total Steam Sales (MMBtu)(5)                   962           962           962           962
     Fuel Consumption (BBtu)                    376,178       376,178       376,178       376,178
     Average Net Heat Rate (Btu/kWh)(6)           9,756         9,756         9,756         9,756
     SO(2) Allowances Purchased (Tons)(7)        54,843        54,843        54,843        54,843
     NO(X) Allowances Purchased (Tons)(8)        (1,048)       (1,048)       (1,048)       (1,048)

COMMODITY PRICES
     General Inflation (%)(9)                      2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)        0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)        100.42        103.73        107.16        110.74
     Steam Price ($/MMBtu)(12)                    16.40         16.80         17.22         17.64
     Fuel Price ($/MMBtu)(13)                      4.16          4.28          4.40          4.53
     SO(2) Allowances ($/Ton)(14)                   292           300           308           316
     NO(X) Allowances ($/Ton)(15)                 2,990         3,068         3,148         3,229

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                      0             0             0             0
          Mirant New England                          0             0             0             0
          Mirant Texas                                0             0             0             0
          State Line                                  0             0             0             0
          Mirant Wisconsin                            0             0             0             0
     Market Electricity Revenues
          Mirant Mid-Atlantic                 1,854,769     1,900,750     1,948,077     1,996,799
          Mirant California                     795,193       825,528       857,013       889,711
          Mirant New York                       464,220       477,025       490,209       503,785
          Mirant New England                    400,698       427,829       456,821       487,803
          Mirant Texas                          114,304       117,609       121,011       124,514
          State Line                            209,372       216,321       223,506       230,932
          Mirant Wisconsin                       33,619        34,508        35,421        36,358
     Steam Revenues                              15,773        16,159        16,557        16,966
                                             ----------    ----------    ----------    ----------
     Total Operating Revenues                 3,887,948     4,015,729     4,148,615     4,286,868

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                   714,448       733,422       752,906       772,914
          Mirant California                     389,138       401,510       414,303       427,529
          Mirant New York                       205,646       211,431       217,382       223,500
          Mirant New England                    164,383       169,858       175,517       181,362
          Mirant Texas                           47,324        48,704        50,125        51,589
          State Line                             42,796        43,328        43,865        44,409
          Mirant Wisconsin                          881           908           936           964
     Emissions Allowances                        12,882        13,221        13,565        13,918
     Operations & Maintenance                   388,647       398,749       409,111       419,755
     Major Maintenance                           31,622        27,934        28,232        28,464
     Insurance                                   31,237        32,053        32,888        33,741
     Property and Gross Receipts Taxes (18)     135,303       138,053       140,868       143,758
     Facility Administration and General         11,952        12,262        12,583        12,913
     Corporate Administration and General        88,251        90,542        92,895        95,312
     Other (19)                                 132,436       139,744        95,203        86,673
                                             ----------    ----------    ----------    ----------
     Total Operating Expenses                2,396,946     2,461,720     2,480,379     2,536,801

NET OPERATING REVENUES ($000)                 1,491,002     1,554,010     1,668,236     1,750,067

CAPITAL EXPENDITURES (20)                       163,709       158,067       128,988       134,415

FUNDS FROM CAP EX FACILITY (21)                       0             0             0             0

CASH AVAILABLE FOR DEBT SERVICE               1,327,293     1,395,942     1,539,248     1,615,652

ANNUAL INTEREST ($000)(22)                      222,304       222,304       222,304       222,304

ANNUAL INTEREST COVERAGE (23)                      5.97          6.28          6.92          7.27
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        (22,262)      (16,511)      (62,652)      (72,821)
     EBITDA (25)                              1,468,740     1,537,499     1,605,584     1,677,246
INTEREST W/O CAP EX FACILITY (26)               203,660       203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                      7.21          7.55          7.88          8.24
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-4

         The footnotes to Exhibit A-4 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "Capacity Overbuild" scenario.

11. As estimated by PA Consulting in its "Capacity Overbuild" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.

13. As estimated by PA Consulting in its "Capacity Overbuild" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                  Exhibit A-5

                  Mirant Americas Generation, Inc. Facilities
                          Projected Operating Results

                Sensitivity D - High Hydro Market Price Scenario

Year Ending December 31,                        2001(1)          2002           2003          2004          2005
------------------------                        -------          ----           ----          ----          ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587         12,587         12,587        12,587        12,587
     Average Capacity Factor (%)(3)                  47.4%          44.1%          42.3%         38.8%         37.8%
     Contract Energy Sales (GWh)(4)                 6,339          6,598          4,662         3,140         2,746
     Market Energy Sales (GWh)(4)                  45,888         42,015         41,979        39,628        38,891
                                               ----------     ----------      ---------     ---------     ---------
     Total Energy Sales (GWh)                      52,227         48,613         46,641        42,769        41,636
     Total Steam Sales (MMBtu)(5)                     962            962            962           962           962
     Fuel Consumption (BBtu)                      514,820        476,555        455,186       417,427       405,964
     Average Net Heat Rate (Btu/kWh)(6)             9,857          9,803          9,759         9,760         9,750
     SO(2) Allowances Purchased (Tons)(7)          71,043         61,277         53,542        31,943        26,163
     NO(X) Allowances Purchased (Tons)(8)           6,167           (381)         5,119         3,657         2,952

COMMODITY PRICES
     General Inflation (%)(9)                        2.60           2.60           2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)        $42.59          38.05          31.96         40.05         29.11
     Market Electricity Price ($/MWh)(11)          $63.66          55.96          52.63         50.95         51.18
     Steam Price ($/MMBtu)(12)                     $12.98          12.09          12.09         10.71          9.57
     Fuel Price ($/MMBtu)(13)                       $3.28           2.83           2.66          2.57          2.31
     SO(2) Allowances ($/Ton)(14)                    $150            154            158           162           166
     NO(X) Allowances ($/Ton)(15)                  $1,000          1,000          2,300         2,000         1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                 $22,870         41,866         40,116        35,765         2,249
           Mirant New England                    $149,243        101,246              0             0             0
           Mirant Texas                           $33,704         42,494         42,818        23,011         9,576
           State Line                             $49,830         50,958         51,452        52,126        52,661
           Mirant Wisconsin                       $14,322         14,475         14,615        14,849        15,436
     Market Electricity Revenues
           Mirant Mid-Atlantic                 $1,452,190      1,276,686      1,131,958     1,055,042     1,027,571
           Mirant California                     $851,575        533,761        549,486       463,294       474,707
           Mirant New York                       $475,676        398,285        338,171       294,482       274,288
           Mirant New England                    $141,770        142,545        189,584       143,484       141,404
           Mirant Texas                                $0              0              0        62,760        72,150
           State Line                                  $0              0              0             0             0
           Mirant Wisconsin                          $130             89            113           147           247
     Steam Revenues                               $12,480         11,626         11,627        10,303         9,207
                                               ----------     ----------      ---------     ---------     ---------
     Total Operating Revenues                  $3,203,790      2,614,031      2,369,940     2,155,263     2,079,496

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                   $535,696        485,365        429,800       426,205       403,409
           Mirant California                     $655,682        448,886        456,250       346,957       247,277
           Mirant New York                       $279,079        237,979        184,925       169,727       153,913
           Mirant New England                    $218,336        178,169        138,270        87,957        84,140
           Mirant Texas                                $0              0              0        43,077        47,515
           State Line                                  $0              0              0             0             0
           Mirant Wisconsin                           $44             29             32            45            76
     Emissions Allowances                         $16,814          9,045         20,204        12,451         9,309
     Operations & Maintenance                    $224,824        217,388        215,809       214,860       220,022
     Major Maintenance                            $17,120         17,923         17,554        15,920        16,057
     Insurance                                    $15,964         16,448         16,872        17,308        17,763
     Property and Gross Receipts Taxes (18)       $83,326         85,201         86,634        88,114        89,639
     Facility Administration and General           $6,075          6,298          6,457         6,622         6,795
     Corporate Administration and General         $45,274         46,455         47,661        48,897        50,173
     Other (19)                                  $225,842        200,324        181,390       153,092       149,068
                                               ----------     ----------      ---------     ---------     ---------
     Total Operating Expenses                  $2,324,076      1,949,510      1,801,857     1,631,232     1,495,156

NET OPERATING REVENUES ($000)                    $879,714        664,522        568,083       524,031       584,340

CAPITAL EXPENDITURES (20)                        $163,865        111,679        149,305        85,426        85,583

FUNDS FROM CAP EX FACILITY (21)                        $0              0              0        58,131        85,578

CASH AVAILABLE FOR DEBT SERVICE                  $715,849        552,842        418,778       496,736       584,335

ANNUAL INTEREST ($000)(22)                       $168,183        203,660        203,660       208,485       215,588

ANNUAL INTEREST COVERAGE (23)                        4.26           2.71           2.06          2.38          2.71
AVERAGE INTEREST COVERAGE (24)                       4.15

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment          $99,554         73,957         54,209        24,989        19,494
     EBITDA (25)                                 $979,268        738,479        622,292       549,020       603,834
INTEREST W/O CAP EX FACILITY (26)                $168,183        203,660        203,660       203,660       203,660
EBITDA/INTEREST COVERAGE (27)                        5.82           3.63           3.06          2.70          2.96
AVERAGE EBITDA/INT COVERAGE (28)                     5.04

Year Ending December 31,                             2006           2007          2008           2009             2010
------------------------                             ----           ----          ----           ----             ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                  12,587        12,587         12,587          12,587          12,587
     Average Capacity Factor (%)(3)                     37.9%         37.7%          36.8%           36.6%           36.7%
     Contract Energy Sales (GWh)(4)                    2,521         2,558          2,403           2,451           2,544
     Market Energy Sales (GWh)(4)                     39,252        38,995         38,162          37,956          37,958
                                                   ---------     ---------     ----------      ----------      ----------
     Total Energy Sales (GWh)                         41,773        41,553         40,565          40,408          40,503
     Total Steam Sales (MMBtu)(5)                        962           962            962             962             962
     Fuel Consumption (BBtu)                         406,865       405,345        395,141         393,919         394,949
     Average Net Heat Rate (Btu/kWh)(6)                9,740         9,755          9,741           9,749           9,751
     SO(2) Allowances Purchased (Tons)(7)             32,733        29,391         29,769          30,846          42,470
     NO(X) Allowances Purchased (Tons)(8)                907           292         (2,099)         (1,971)         (1,831)

COMMODITY PRICES
     General Inflation (%)(9)                           2.60          2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)            28.45         28.78          26.55           22.78           22.31
     Market Electricity Price ($/MWh)(11)              53.57         56.39          58.03           60.99           63.52
     Steam Price ($/MMBtu)(12)                          9.86         10.07          10.36           10.60           10.86
     Fuel Price ($/MMBtu)(13)                           2.37          2.43           2.49            2.55            2.61
     SO(2) Allowances ($/Ton)(14)                        171           175            180             184             189
     NO(X) Allowances ($/Ton)(15)                      1,744         1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                        311           258            258               0               0
           Mirant New England                              0             0              0               0               0
           Mirant Texas                                    0             0              0               0               0
           State Line                                 53,434        54,211         54,963          55,845          56,763
           Mirant Wisconsin                           17,981        19,154          8,571               0               0
     Market Electricity Revenues
           Mirant Mid-Atlantic                     1,127,472     1,158,541      1,157,979       1,191,457       1,241,658
           Mirant California                         475,614       533,345        522,118         511,096         534,746
           Mirant New York                           256,322       261,817        263,972         281,361         310,737
           Mirant New England                        147,205       147,526        154,829         201,869         196,963
           Mirant Texas                               95,796        97,225         98,503          98,351          98,979
           State Line                                      0             0              0               0               0
           Mirant Wisconsin                              260           354         16,993          30,853          27,855
     Steam Revenues                                    9,481         9,688          9,966          10,191          10,447
                                                   ---------     ---------     ----------      ----------      ----------
     Total Operating Revenues                      2,183,876     2,282,119      2,288,152       2,381,023       2,478,148

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                       425,724       430,784        434,640         448,976         465,888
           Mirant California                         252,216       281,587        269,674         259,391         274,080
           Mirant New York                           140,646       135,635        132,304         139,500         143,690
           Mirant New England                         87,024        80,402         84,979          97,700          90,347
           Mirant Texas                               56,772        56,651         56,642          55,205          54,844
           State Line                                      0             0              0               0               0
           Mirant Wisconsin                               76            80          4,105           5,358           3,017
     Emissions Allowances                              7,114         5,611          1,444           1,923           4,457
     Operations & Maintenance                        226,628       233,366        238,806         244,691         250,799
     Major Maintenance                                18,011        19,024         16,798          16,973          17,072
     Insurance                                        18,225        18,695         19,184          19,684          20,200
     Property and Gross Receipts Taxes (18)           91,265        92,890         94,708          96,548          98,165
     Facility Administration and General               6,973         7,154          7,338           7,535           7,733
     Corporate Administration and General             51,479        52,817         54,187          55,595          57,040
     Other (19)                                      139,529       147,220        156,469         178,971         177,823
                                                   ---------     ---------     ----------      ----------      ----------
     Total Operating Expenses                      1,521,682     1,561,915      1,571,278       1,628,049       1,665,156

NET OPERATING REVENUES ($000)                        662,194       720,204        716,873         752,974         812,993

CAPITAL EXPENDITURES (20)                            112,142       111,975        110,382          71,681          68,343

FUNDS FROM CAP EX FACILITY (21)                       80,916             0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                      630,968       608,229        606,492         681,292         744,650

ANNUAL INTEREST ($000)(22)                           222,304       222,304        222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                           2.84          2.74           2.73            3.06            3.35
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment               9,159        15,836         24,212          45,829          43,709
     EBITDA (25)                                     671,353       736,040        741,085         798,803         856,702
INTEREST W/O CAP EX FACILITY (26)                    203,660       203,660        203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                           3.30          3.61           3.64            3.92            4.21
AVERAGE EBITDA/INT COVERAGE (28)

                                  Exhibit A-5

                  Mirant Americas Generation, Inc. Facilities
                          Projected Operating Results

                Sensitivity D - High Hydro Market Price Scenario

Year Ending December 31,                            2011            2012            2013            2014            2015
------------------------                            ----            ----            ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                    38.0%           37.0%           37.1%           36.9%           36.1%
     Contract Energy Sales (GWh)(4)                   2,627           2,671               0               0               0
     Market Energy Sales (GWh)(4)                    39,282          38,095          40,960          40,678          39,851
                                                -----------      ----------      ----------      ----------      ----------
     Total Energy Sales (GWh)                        41,909          40,765          40,960          40,678          39,851
     Total Steam Sales (MMBtu)(5)                       962             962             962             962             962
     Fuel Consumption (BBtu)                        409,440         398,117         400,072         397,032         388,712
     Average Net Heat Rate (Btu/kWh)(6)               9,770           9,766           9,767           9,760           9,754
     SO(2) Allowances Purchased (Tons)(7)            43,929          43,185          53,416          53,772          54,746
     NO(X) Allowances Purchased (Tons)(8)            (1,508)         (1,607)           (983)           (835)         (1,058)

COMMODITY PRICES
     General Inflation (%)(9)                          2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)          $21.97           21.94            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)            $65.08           67.24           68.23           69.69           71.48
     Steam Price ($/MMBtu)(12)                       $11.11           11.39           11.66           11.96           12.26
     Fuel Price ($/MMBtu)(13)                         $2.73            2.76            2.93            3.00            3.03
     SO(2) Allowances ($/Ton)(14)                      $194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)                    $1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                        $0               0               0               0               0
           Mirant New England                            $0               0               0               0               0
           Mirant Texas                                  $0               0               0               0               0
           State Line                               $57,697          58,605               0               0               0
           Mirant Wisconsin                              $0               0               0               0               0
     Market Electricity Revenues
           Mirant Mid-Atlantic                   $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
           Mirant California                       $589,255         569,840         593,542         580,857         576,997
           Mirant New York                         $324,596         338,390         355,636         387,184         364,919
           Mirant New England                      $210,470         209,382         218,983         221,121         227,584
           Mirant Texas                             $99,559          99,461          98,997          98,965          95,008
           State Line                                    $0               0         132,163         135,268         140,891
           Mirant Wisconsin                         $26,975          26,610          25,942          27,250          27,443
     Steam Revenues                                 $10,689          10,955          11,215          11,498          11,786
                                                -----------      ----------      ----------      ----------      ----------
     Total Operating Revenues                    $2,624,658       2,631,181       2,805,862       2,846,336       2,860,277

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                     $489,363         492,348         506,796         514,197         527,222
           Mirant California                       $317,178         305,308         320,604         312,486         297,283
           Mirant New York                         $152,094         146,634         153,483         171,804         157,377
           Mirant New England                      $101,597         100,844         106,682         107,237         115,331
           Mirant Texas                             $54,013          52,405          48,988          47,521          43,727
           State Line                                    $0               0          34,460          34,572          36,108
           Mirant Wisconsin                          $2,158           1,622             817           1,566           1,468
     Emissions Allowances                            $5,506           5,301           8,837           9,451           9,424
     Operations & Maintenance                      $258,518         266,315         273,377         280,050         286,716
     Major Maintenance                              $22,469          23,170          22,666          20,541          20,643
     Insurance                                      $20,725          21,258          21,812          22,382          22,963
     Property and Gross Receipts Taxes (18)         $99,894         101,685         103,513         105,448         107,399
     Facility Administration and General             $7,928           8,136           8,347           8,561           8,787
     Corporate Administration and General           $58,526          60,049          61,608          63,208          64,853
     Other (19)                                    $172,607         171,017         178,563         172,542         152,651
                                                -----------      ----------      ----------      ----------      ----------
     Total Operating Expenses                    $1,762,576       1,756,092       1,850,553       1,871,566       1,851,951

NET OPERATING REVENUES ($000)                      $862,082         875,089         955,309         974,770       1,008,325

CAPITAL EXPENDITURES (20)                          $117,126         118,159          95,645          86,072         115,004

FUNDS FROM CAP EX FACILITY (21)                          $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                    $744,956         756,930         859,663         888,698         893,322

ANNUAL INTEREST ($000)(22)                         $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                          3.35            3.40            3.87            4.00            4.02
AVERAGE INTEREST COVERAGE (24)                         4.15

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            $37,489          34,989          41,490          34,489          13,489
     EBITDA (25)                                   $899,571         910,078         996,799       1,009,259       1,021,814
INTEREST W/O CAP EX FACILITY (26)                  $203,660         203,660         203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                          4.42            4.47            4.89            4.96            5.02
AVERAGE EBITDA/INT COVERAGE (28)                       5.04

Year Ending December 31,                          2016             2017            2018            2019           2020
------------------------                          ----             ----            ----            ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                  35.5%           35.7%           35.3%           35.4%           34.2%
     Contract Energy Sales (GWh)(4)                     0               0               0               0               0
     Market Energy Sales (GWh)(4)                  39,139          39,337          38,889          39,018          37,758
                                               ----------      ----------      ----------      ----------      ----------
     Total Energy Sales (GWh)                      39,139          39,337          38,889          39,018          37,758
     Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
     Fuel Consumption (BBtu)                      381,487         383,563         379,171         380,619         368,101
     Average Net Heat Rate (Btu/kWh)(6)             9,747           9,751           9,750           9,755           9,749
     SO(2) Allowances Purchased (Tons)(7)          54,208          53,654          54,428          53,665          54,350
     NO(X) Allowances Purchased (Tons)(8)          (1,207)         (1,206)         (1,115)         (1,126)         (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)           73.31           75.36           77.83           79.61           80.44
     Steam Price ($/MMBtu)(12)                      12.61           12.91           13.23           13.54           13.86
     Fuel Price ($/MMBtu)(13)                        3.09            3.19            3.25            3.36            3.36
     SO(2) Allowances ($/Ton)(14)                     220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                   2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                       0               0               0               0               0
           Mirant New England                           0               0               0               0               0
           Mirant Texas                                 0               0               0               0               0
           State Line                                   0               0               0               0               0
           Mirant Wisconsin                             0               0               0               0               0
     Market Electricity Revenues
           Mirant Mid-Atlantic                  1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
           Mirant California                      575,519         606,129         579,205         625,267         611,903
           Mirant New York                        367,130         374,693         405,448         396,099         281,384
           Mirant New England                     223,610         237,080         238,831         246,121         253,161
           Mirant Texas                            93,812          95,357          94,128          94,149          93,642
           State Line                             145,171         149,936         154,755         159,455         166,670
           Mirant Wisconsin                        27,236          27,352          27,174          27,554          28,009
     Steam Revenues                                12,131          12,417          12,728          13,023          13,332
                                               ----------      ----------      ----------      ----------      ----------
     Total Operating Revenues                   2,881,597       2,976,901       3,039,412       3,119,207       3,050,436

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                    533,291         549,124         562,519         578,422         598,904
           Mirant California                      296,188         314,320         293,560         325,906         313,050
           Mirant New York                        158,692         161,026         176,140         169,417         117,858
           Mirant New England                     109,411         119,964         121,193         126,162         128,752
           Mirant Texas                            42,045          42,410          40,631          39,557          38,696
           State Line                              36,719          36,720          37,404          37,688          39,257
           Mirant Wisconsin                         1,523             807             891             953             715
     Emissions Allowances                           9,209           9,332           9,974          10,023           9,570
     Operations & Maintenance                     293,504         301,349         308,615         316,931         324,569
     Major Maintenance                             23,139          24,472          21,626          21,842          22,023
     Insurance                                     23,554          24,167          24,800          25,444          26,103
     Property and Gross Receipts Taxes (18)       109,397         111,444         113,541         115,711         117,934
     Facility Administration and General            9,015           9,242           9,489           9,734           9,990
     Corporate Administration and General          66,541          68,267          70,045          71,864          73,735
     Other (19)                                   193,714         188,881         150,962         186,697         153,371
                                               ----------      ----------      ----------      ----------      ----------
     Total Operating Expenses                   1,905,942       1,961,525       1,941,390       2,036,351       1,974,527

NET OPERATING REVENUES ($000)                     975,655       1,015,376       1,098,022       1,082,856       1,075,908

CAPITAL EXPENDITURES (20)                          87,685         102,649         129,279          80,694         116,651

FUNDS FROM CAP EX FACILITY (21)                         0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                   887,969         912,727         968,743       1,002,162         959,257

ANNUAL INTEREST ($000)(22)                        222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                        3.99            4.11            4.36            4.51            4.32
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment           53,489          47,489           8,489          42,988           8,489
     EBITDA (25)                                1,029,144       1,062,865       1,106,511       1,125,844       1,084,397
INTEREST W/O CAP EX FACILITY (26)                 203,660         203,660         203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                        5.05            5.22            5.43            5.53            5.32
AVERAGE EBITDA/INT COVERAGE (28)

                                  Exhibit A-5

                  Mirant Americas Generation, Inc. Facilities
                          Projected Operating Results

                Sensitivity D - High Hydro Market Price Scenario

Year Ending December 31,                               2021             2022             2023           2024            2025
------------------------                               ----             ----             ----           ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                     12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                        34.2%           34.2%           34.2%           34.2%           34.2%
     Contract Energy Sales (GWh)(4)                           0               0               0               0               0
     Market Energy Sales (GWh)(4)                        37,758          37,758          37,758          37,758          37,758
                                                    -----------      ----------      ----------      ----------      ----------
     Total Energy Sales (GWh)                            37,758          37,758          37,758          37,758          37,758
     Total Steam Sales (MMBtu)(5)                           962             962             962             962             962
     Fuel Consumption (BBtu)                            368,101         368,101         368,101         368,101         368,101
     Average Net Heat Rate (Btu/kWh)(6)                   9,749           9,749           9,749           9,749           9,749
     SO(2) Allowances Purchased (Tons)(7)                54,350          54,350          54,350          54,350          54,350
     NO(X) Allowances Purchased (Tons)(8)                (1,479)         (1,479)         (1,479)         (1,479)         (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                              2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)               $0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)                $82.75           85.13           87.59           90.13           92.75
     Steam Price ($/MMBtu)(12)                           $14.20           14.54           14.89           15.26           15.63
     Fuel Price ($/MMBtu)(13)                             $3.46            3.55            3.65            3.76            3.86
     SO(2) Allowances ($/Ton)(14)                          $251             257             264             271             278
     NO(X) Allowances ($/Ton)(15)                        $2,563           2,630           2,698           2,769           2,841

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                            $0               0               0               0               0
           Mirant New England                                $0               0               0               0               0
           Mirant Texas                                      $0               0               0               0               0
           State Line                                        $0               0               0               0               0
           Mirant Wisconsin                                  $0               0               0               0               0
     Market Electricity Revenues
           Mirant Mid-Atlantic                       $1,642,913       1,684,669       1,727,643       1,771,876       1,817,410
           Mirant California                           $635,239         659,465         684,611         710,726         737,834
           Mirant New York                             $287,684         294,131         300,733         307,491         314,411
           Mirant New England                          $261,235         269,573         278,177         287,060         296,230
           Mirant Texas                                 $96,345          99,127         101,988         104,937         107,970
           State Line                                  $172,182         177,878         183,766         189,854         196,145
           Mirant Wisconsin                             $28,749          29,508          30,288          31,088          31,910
     Steam Revenues                                     $13,654          13,984          14,323          14,671          15,028
                                                    -----------      ----------      ----------      ----------      ----------
     Total Operating Revenues                        $3,138,001       3,228,335       3,321,529       3,417,703       3,516,938

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                         $614,782         631,087         647,830         665,024         682,679
           Mirant California                           $322,883         333,038         343,532         354,377         365,579
           Mirant New York                             $121,063         124,357         127,742         131,222         134,796
           Mirant New England                          $133,072         137,535         142,148         146,917         151,844
           Mirant Texas                                 $39,823          40,985          42,181          43,411          44,677
           State Line                                   $39,744          40,237          40,736          41,243          41,754
           Mirant Wisconsin                                $736             759             782             806             830
     Emissions Allowances                                $9,821          10,071          10,337          10,605          10,882
     Operations & Maintenance                          $333,008         341,664         350,552         359,663         369,022
     Major Maintenance                                  $29,028          29,911          29,295          26,530          26,660
     Insurance                                          $26,779          27,482          28,193          28,929          29,676
     Property and Gross Receipts Taxes (18)            $120,228         122,583         125,001         127,479         130,021
     Facility Administration and General                $10,246          10,515          10,787          11,064          11,353
     Corporate Administration and General               $75,650          77,620          79,642          81,708          83,831
     Other (19)                                         $91,301          86,610          74,757          69,898          71,428
                                                    -----------      ----------      ----------      ----------      ----------
     Total Operating Expenses                        $1,968,164       2,014,453       2,053,515       2,098,876       2,155,032

NET OPERATING REVENUES ($000)                        $1,169,837       1,213,882       1,268,014       1,318,827       1,361,906

CAPITAL EXPENDITURES (20)                              $138,471         112,439         140,901         134,816         137,925

FUNDS FROM CAP EX FACILITY (21)                              $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                      $1,031,365       1,101,443       1,127,113       1,184,010       1,223,981

ANNUAL INTEREST ($000)(22)                             $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                              4.64            4.95            5.07            5.33            5.51
AVERAGE INTEREST COVERAGE (24)                             4.15

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment               ($54,879)        (60,896)        (74,110)        (80,369)        (80,273)
     EBITDA (25)                                     $1,114,958       1,152,986       1,193,904       1,238,458       1,281,633
INTEREST W/O CAP EX FACILITY (26)                      $203,660         203,660         203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                              5.47            5.66            5.86            6.08            6.29
AVERAGE EBITDA/INT COVERAGE (28)                           5.04

Year Ending December 31,                                 2026            2027            2028           2029            2030
------------------------                                 ----            ----            ----           ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                      12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                         34.2%           34.2%           34.2%           34.2%           34.2%
     Contract Energy Sales (GWh)(4)                            0               0               0               0               0
     Market Energy Sales (GWh)(4)                         37,758          37,758          37,758          37,758          37,758
                                                      ----------      ----------      ----------      ----------      ----------
     Total Energy Sales (GWh)                             37,758          37,758          37,758          37,758          37,758
     Total Steam Sales (MMBtu)(5)                            962             962             962             962             962
     Fuel Consumption (BBtu)                             368,101         368,101         368,101         368,101         368,101
     Average Net Heat Rate (Btu/kWh)(6)                    9,749           9,749           9,749           9,749           9,749
     SO(2) Allowances Purchased (Tons)(7)                 54,350          54,350          54,350          54,350          54,350
     NO(X) Allowances Purchased (Tons)(8)                 (1,479)         (1,479)         (1,479)         (1,479)         (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                               2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)                 0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)                  95.45           98.24          101.12          104.09          107.16
     Steam Price ($/MMBtu)(12)                             16.01           16.40           16.80           17.22           17.64
     Fuel Price ($/MMBtu)(13)                               3.97            4.09            4.20            4.32            4.44
     SO(2) Allowances ($/Ton)(14)                            285             292             300             308             316
     NO(X) Allowances ($/Ton)(15)                          2,914           2,990           3,068           3,148           3,229

OPERATING REVENUES ($000)
     Contract Electricity Revenues
           Mirant California (16)                              0               0               0               0               0
           Mirant New England                                  0               0               0               0               0
           Mirant Texas                                        0               0               0               0               0
           State Line                                          0               0               0               0               0
           Mirant Wisconsin                                    0               0               0               0               0
     Market Electricity Revenues
           Mirant Mid-Atlantic                         1,864,292       1,912,569       1,962,290       2,013,508       2,066,276
           Mirant California                             765,973         795,193         825,528         857,013         889,711
           Mirant New York                               321,491         328,739         336,158         343,754         351,526
           Mirant New England                            305,695         315,467         325,554         335,969         346,719
           Mirant Texas                                  111,089         114,304         117,609         121,011         124,514
           State Line                                    202,649         209,372         216,321         223,506         230,932
           Mirant Wisconsin                               32,753          33,619          34,508          35,421          36,358
     Steam Revenues                                       15,395          15,773          16,159          16,557          16,966
                                                      ----------      ----------      ----------      ----------      ----------
     Total Operating Revenues                          3,619,337       3,725,036       3,834,127       3,946,739       4,063,002

OPERATING EXPENSES ($000)(17)
     Fuel
           Mirant Mid-Atlantic                           700,810         719,428         738,549         758,184         778,349
           Mirant California                             377,162         389,138         401,510         414,303         427,529
           Mirant New York                               138,471         142,246         146,126         150,115         154,214
           Mirant New England                            156,938         162,202         167,641         173,265         179,079
           Mirant Texas                                   45,982          47,324          48,704          50,125          51,589
           State Line                                     42,272          42,796          43,328          43,865          44,409
           Mirant Wisconsin                                  855             881             908             936             964
     Emissions Allowances                                 11,167          11,454          11,750          12,055          12,373
     Operations & Maintenance                            378,610         388,456         398,554         408,912         419,547
     Major Maintenance                                    29,889          31,622          27,934          28,232          28,464
     Insurance                                            30,454          31,237          32,053          32,888          33,741
     Property and Gross Receipts Taxes (18)              132,632         135,303         138,053         140,868         143,758
     Facility Administration and General                  11,652          11,952          12,262          12,583          12,913
     Corporate Administration and General                 86,015          88,251          90,542          92,895          95,312
     Other (19)                                           68,184         132,436         139,744          95,203          86,673
                                                      ----------      ----------      ----------      ----------      ----------
     Total Operating Expenses                          2,211,094       2,334,726       2,397,659       2,414,429       2,468,915

NET OPERATING REVENUES ($000)                          1,408,244       1,390,310       1,436,469       1,532,309       1,594,088

CAPITAL EXPENDITURES (20)                                134,451         163,709         158,067         128,988         134,415

FUNDS FROM CAP EX FACILITY (21)                                0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                        1,273,792       1,226,601       1,278,401       1,403,322       1,459,673

ANNUAL INTEREST ($000)(22)                               222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                               5.73            5.52            5.75            6.31            6.57
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment                 (84,993)        (22,262)        (16,511)        (62,652)        (72,821)
     EBITDA (25)                                       1,323,251       1,368,048       1,419,958       1,469,657       1,521,267
INTEREST W/O CAP EX FACILITY (26)                        203,660         203,660         203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                               6.50            6.72            6.97            7.22            7.47
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-5

      The footnotes to Exhibit A-5 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "High Hydro" scenario.

11. As estimated by PA Consulting in its "High Hydro" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.

13. As estimated by PA Consulting in its "High Hydro" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                   Exhibit A-6

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

          Sensitivity E - Breakeven Market Prices with Fuel Correlation

Year Ending December 31,                      2001(1)            2002            2003           2004           2005
------------------------                    -----------      -----------     -----------    -----------    -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587           12,587          12,587         12,587         12,587
   Average Capacity Factor (%)(3)                  49.4%            45.7%           43.6%          39.3%          37.8%
   Contract Energy Sales (GWh)(4)                 6,339            6,598           4,662          3,140          2,746
   Market Energy Sales (GWh)(4)                  48,143           43,741          43,397         40,161         38,891
                                            -----------      -----------     -----------    -----------    -----------
   Total Energy Sales (GWh)                      54,482           50,338          48,059         43,301         41,636
   Total Steam Sales (MMBtu)(5)                     962              962             962            962            962
   Fuel Consumption (BBtu)                      537,369          493,659         469,255        422,673        405,964
   Average Net Heat Rate (Btu/kWh)(6)             9,863            9,807           9,764          9,761          9,750
   SO(2) Allowances Purchased (Tons)(7)          71,055           61,286          53,549         31,946         26,163
   NO(X) Allowances Purchased (Tons)(8)           6,167             (381)          5,119          3,657          2,952

COMMODITY PRICES
   General Inflation (%)(9)                        2.60             2.60            2.60           2.60           2.60
   Contract Electricity Price ($/MWh)(10)        $42.21            35.34           29.72          37.24          30.07
   Market Electricity Price ($/MWh)(11)          $44.98            43.64           44.26          40.78          39.01
   Steam Price ($/MMBtu)(12)                     $12.22            11.56           11.67          10.37           9.29
   Fuel Price ($/MMBtu)(13)                       $2.75             2.51            2.39           2.30           2.06
   SO(2) Allowances ($/Ton)(14)                    $150              154             158            162            166
   NO(X) Allowances ($/Ton)(15)                  $1,000            1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                     $28,168           27,605          29,677         26,958          4,887
     Mirant New England                        $141,525           97,587               0              0              0
     Mirant Texas                               $33,704           42,500          42,821         23,012          9,576
     State Line                                 $49,830           50,958          51,452         52,126         52,661
     Mirant Wisconsin                           $14,332           14,480          14,617         14,854         15,442
   Market Electricity Revenues
     Mirant Mid-Atlantic                       $939,829          918,948         873,716        810,625        782,460
     Mirant California                         $816,996          594,504         635,433        441,478        361,476
     Mirant New York                           $316,595          292,597         265,174        226,262        208,861
     Mirant New England                         $91,752          102,602         146,333        110,245        107,674
     Mirant Texas                                    $0                0               0         49,086         56,253
     State Line                                      $0                0               0              0              0
     Mirant Wisconsin                              $110               79             104            134            221
   Steam Revenues                               $11,751           11,118          11,225          9,973          8,932
                                            -----------      -----------     -----------    -----------    -----------
   Total Operating Revenues                  $2,444,592        2,152,978       2,070,552      1,764,753      1,608,443

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $478,251          443,312         397,994        395,384        372,820
     Mirant California                         $544,352          405,955         419,480        298,363        199,572
     Mirant New York                           $256,967          223,513         176,090        161,573        146,632
     Mirant New England                        $196,172          164,133         129,607         82,572         79,027
     Mirant Texas                                    $0                0               0         33,187         36,295
     State Line                                      $0                0               0              0              0
     Mirant Wisconsin                               $40               27              30             43             73
   Emissions Allowances                         $16,815            9,046          20,204         12,451          9,309
   Operations & Maintenance                    $225,882          218,377         216,877        215,287        220,022
   Major Maintenance                            $17,120           17,923          17,554         15,920         16,057
   Insurance                                    $15,964           16,448          16,872         17,308         17,763
   Property and Gross Receipts Taxes (18)       $83,326           85,200          86,634         88,114         89,639
   Facility Administration and General           $6,075            6,298           6,457          6,622          6,795
   Corporate Administration and General         $45,274           46,455          47,661         48,897         50,173
   Other (19)                                  $226,303          200,949         182,125        153,252        148,673
                                            -----------      -----------     -----------    -----------    -----------
   Total Operating Expenses                  $2,112,541        1,837,636       1,717,584      1,528,973      1,392,850

NET OPERATING REVENUES ($000)                  $332,051          315,342         352,968        235,780        215,593

CAPITAL EXPENDITURES (20)                      $163,865          111,679         149,305         85,426         85,583

FUNDS FROM CAP EX FACILITY (21)                      $0                0               0         58,131         85,578

CASH AVAILABLE FOR DEBT SERVICE                $168,185          203,662         203,663        208,485        215,588

ANNUAL INTEREST ($000)(22)                     $168,183          203,660         203,660        208,485        215,588

ANNUAL INTEREST COVERAGE (23)                      1.00             1.00            1.00           1.00           1.00
AVERAGE INTEREST COVERAGE (24)                     1.00

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $99,554           73,957          54,209         24,989         19,494
EBITDA (25)                                    $431,605          389,299         407,177        260,769        235,087

INTEREST W/O CAP EX FACILITY (26)              $168,183          203,660         203,660        203,660        203,660

EBITDA/INTEREST COVERAGE (27)                      2.57             1.91            2.00           1.28           1.15
AVERAGE EBITDA/INT COVERAGE (28)                   1.64

Year Ending December 31,                        2006           2007           2008            2009            2010
------------------------                    -----------    -----------    -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587         12,587         12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  37.9%          37.7%          36.8%           36.6%           36.7%
   Contract Energy Sales (GWh)(4)                 2,521          2,558          2,403           2,451           2,544
   Market Energy Sales (GWh)(4)                  39,252         38,995         38,162          37,956          37,958
                                            -----------    -----------    -----------     -----------     -----------
   Total Energy Sales (GWh)                      41,773         41,553         40,565          40,408          40,503
   Total Steam Sales (MMBtu)(5)                     962            962            962             962             962
   Fuel Consumption (BBtu)                      406,865        405,345        395,141         393,919         394,949
   Average Net Heat Rate (Btu/kWh)(6)             9,740          9,755          9,741           9,749           9,751
   SO(2) Allowances Purchased (Tons)(7)          32,733         29,391         29,769          30,846          42,470
   NO(X) Allowances Purchased (Tons)(8)             907            292         (2,099)         (1,971)         (1,831)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60           2.60           2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         30.17          29.16          27.15           22.78           22.31
   Market Electricity Price ($/MWh)(11)           40.23          43.83          45.32           45.99           45.94
   Steam Price ($/MMBtu)(12)                       9.55           9.80          10.09           10.29           10.51
   Fuel Price ($/MMBtu)(13)                        2.09           2.18           2.24            2.27            2.25
   SO2 Allowances ($/Ton)(14)                       171            175            180             184             189
   NOX Allowances ($/Ton)(15)                     1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                       4,630          1,225          1,696               0               0
     Mirant New England                               0              0              0               0               0
     Mirant Texas                                     0              0              0               0               0
     State Line                                  53,434         54,211         54,963          55,845          56,763
     Mirant Wisconsin                            17,988         19,158          8,572               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                        844,491        898,209        900,759         892,560         891,207
     Mirant California                          356,240        413,497        406,141         382,879         383,816
     Mirant New York                            191,990        202,986        205,335         210,775         223,035
     Mirant New England                         110,258        114,377        120,437         151,228         141,372
     Mirant Texas                                75,902         79,576         81,104          79,169          77,630
     State Line                                       0              0              0               0               0
     Mirant Wisconsin                               233            328         15,667          28,918          26,639
   Steam Revenues                                 9,188          9,425          9,703           9,894          10,111
                                            -----------    -----------    -----------     -----------     -----------
   Total Operating Revenues                   1,664,354      1,792,992      1,804,377       1,811,268       1,810,573

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        391,984        400,281        404,257         414,020         422,854
     Mirant California                          201,632        231,406        222,574         208,851         203,659
     Mirant New York                            134,030        130,406        127,515         134,017         133,636
     Mirant New England                          81,614         76,107         80,630          92,207          84,795
     Mirant Texas                                42,680         44,074         44,225          41,549          39,596
     State Line                                       0              0              0               0               0
     Mirant Wisconsin                                73             78          4,007           5,243           2,619
   Emissions Allowances                           7,114          5,611          1,444           1,923           4,457
   Operations & Maintenance                     226,628        233,366        238,806         244,691         250,799
   Major Maintenance                             18,011         19,024         16,798          16,973          17,072
   Insurance                                     18,225         18,695         19,184          19,684          20,200
   Property and Gross Receipts Taxes (18)        91,264         92,890         94,666          96,486          98,126
   Facility Administration and General            6,973          7,154          7,338           7,535           7,733
   Corporate Administration and General          51,479         52,817         54,187          55,595          57,040
   Other (19)                                   139,115        146,801        156,055         178,506         177,337
                                            -----------    -----------    -----------     -----------     -----------
   Total Operating Expenses                   1,410,822      1,458,709      1,471,686       1,517,279       1,519,924

NET OPERATING REVENUES ($000)                   253,532        334,283        332,690         293,989         290,649

CAPITAL EXPENDITURES (20)                       112,142        111,975        110,382          71,681          68,343

FUNDS FROM CAP EX FACILITY (21)                  80,916              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 222,306        222,308        222,309         222,307         222,306

ANNUAL INTEREST ($000)(22)                      222,304        222,304        222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      1.00           1.00           1.00            1.00            1.00
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment            9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                     262,691        350,119        356,902         339,818         334,358

INTEREST W/O CAP EX FACILITY (26)               203,660        203,660        203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      1.29           1.72           1.75            1.67            1.64
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-6

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

          Sensitivity E - Breakeven Market Prices with Fuel Correlation

Year Ending December 31,                        2011            2012            2013            2014            2015
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  38.0%           37.0%           37.1%           36.9%           36.1%
   Contract Energy Sales (GWh)(4)                 2,627           2,671               0               0               0
   Market Energy Sales (GWh)(4)                  39,282          38,095          40,960          40,678          39,851
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      41,909          40,765          40,960          40,678          39,851
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      409,440         398,117         400,072         397,032         388,712
   Average Net Heat Rate (Btu/kWh)(6)             9,770           9,766           9,767           9,760           9,754
   SO(2) Allowances Purchased (Tons)(7)          43,929          43,185          53,416          53,772          54,746
   NO(X) Allowances Purchased (Tons)(8)          (1,508)         (1,607)           (983)           (835)         (1,058)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)        $21.97           21.94            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $47.93           49.30           48.46           48.99           50.40
   Steam Price ($/MMBtu)(12)                     $10.77           11.04           11.26           11.54           11.83
   Fuel Price ($/MMBtu)(13)                       $2.36            2.39            2.50            2.55            2.60
   SO(2) Allowances ($/Ton)(14)                    $194             199             204             209             215
   NO(X) Allowances ($/Ton)(15)                  $1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                 $57,697          58,605               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                       $954,831         959,022         958,054         957,684         982,310
     Mirant California                         $431,005         414,653         415,257         401,874         400,376
     Mirant New York                           $237,423         246,235         248,812         267,882         253,214
     Mirant New England                        $153,943         152,362         153,206         152,987         157,920
     Mirant Texas                               $79,579          79,865          78,863          79,142          76,873
     State Line                                      $0               0         105,011         106,574         110,859
     Mirant Wisconsin                           $26,166          26,005          25,605          26,569          26,824
   Steam Revenues                               $10,362          10,616          10,833          11,096          11,377
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $1,951,006       1,947,363       1,995,641       2,003,808       2,019,753

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $447,191         449,795         459,349         465,316         478,096
     Mirant California                         $239,415         229,166         232,343         224,010         213,761
     Mirant New York                           $142,126         136,997         142,501         159,458         146,200
     Mirant New England                         $95,599          94,793          99,534          99,822         107,367
     Mirant Texas                               $39,706          38,311          34,436          33,022          30,456
     State Line                                      $0               0          30,672          30,884          32,500
     Mirant Wisconsin                            $1,874           1,396             686           1,297           1,207
   Emissions Allowances                          $5,506           5,301           8,837           9,451           9,424
   Operations & Maintenance                    $258,518         266,315         273,377         280,050         286,716
   Major Maintenance                            $22,469          23,170          22,666          20,541          20,643
   Insurance                                    $20,725          21,258          21,812          22,382          22,963
   Property and Gross Receipts Taxes (18)       $99,868         101,666         103,502         105,427         107,380
   Facility Administration and General           $7,928           8,136           8,347           8,561           8,787
   Corporate Administration and General         $58,526          60,049          61,608          63,208          64,853
   Other (19)                                  $172,124         170,544         178,020         171,998         152,092
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                  $1,611,575       1,606,897       1,677,690       1,695,427       1,682,444

NET OPERATING REVENUES ($000)                  $339,431         340,466         317,951         308,381         337,309

CAPITAL EXPENDITURES (20)                      $117,126         118,159          95,645          86,072         115,004

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $222,305         222,307         222,306         222,309         222,306

ANNUAL INTEREST ($000)(22)                     $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      1.00            1.00            1.00            1.00            1.00
AVERAGE INTEREST COVERAGE (24)                     1.00

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                    $376,920         375,455         359,441         342,870         350,798

INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      1.85            1.84            1.76            1.68            1.72
AVERAGE EBITDA/INT COVERAGE (28)                   1.64

Year Ending December 31,                        2016            2017            2018            2019            2020
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  35.5%           35.7%           35.3%           35.4%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  39,139          39,337          38,889          39,018          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      39,139          39,337          38,889          39,018          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      381,487         383,563         379,171         380,619         368,101
   Average Net Heat Rate (Btu/kWh)(6)             9,747           9,751           9,750           9,755           9,749
   SO(2) Allowances Purchased (Tons)(7)          54,208          53,654          54,428          53,665          54,350
   NO(X) Allowances Purchased (Tons)(8)          (1,207)         (1,206)         (1,115)         (1,126)         (1,479)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           52.11           53.45           54.16           54.79           56.26
   Steam Price ($/MMBtu)(12)                      12.18           12.47           12.76           13.05           13.38
   Fuel Price ($/MMBtu)(13)                        2.66            2.75            2.79            2.86            2.88
   SO2 Allowances ($/Ton)(14)                       220             226             232             238             244
   NOX Allowances ($/Ton)(15)                     2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,005,532       1,029,065       1,045,244       1,053,900       1,101,715
     Mirant California                          402,720         423,181         396,432         423,081         420,722
     Mirant New York                            256,897         261,604         277,506         268,017         193,471
     Mirant New England                         156,471         165,524         163,466         166,537         174,066
     Mirant Texas                                76,923          78,249          76,953          76,968          77,600
     State Line                                 114,367         118,031         119,732         122,182         128,812
     Mirant Wisconsin                            26,655          27,028          26,805          27,133          27,705
   Steam Revenues                                11,718          11,993          12,275          12,549          12,865
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   2,051,283       2,114,675       2,118,413       2,150,367       2,136,956

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        485,243         500,431         511,019         524,746         545,910
     Mirant California                          214,707         227,089         208,287         228,660         222,980
     Mirant New York                            147,779         150,044         163,833         157,419         109,388
     Mirant New England                         101,963         111,714         112,407         116,718         119,387
     Mirant Texas                                29,511          29,685          27,868          26,808          26,630
     State Line                                  33,336          33,538          34,248          34,669          36,461
     Mirant Wisconsin                             1,247             654             709             746             560
   Emissions Allowances                           9,209           9,332           9,974          10,023           9,570
   Operations & Maintenance                     293,504         301,349         308,615         316,931         324,569
   Major Maintenance                             23,139          24,472          21,626          21,842          22,023
   Insurance                                     23,554          24,167          24,800          25,444          26,103
   Property and Gross Receipts Taxes (18)       109,378         111,433         113,529         115,698         117,925
   Facility Administration and General            9,015           9,242           9,489           9,734           9,990
   Corporate Administration and General          66,541          68,267          70,045          71,864          73,735
   Other (19)                                   193,166         188,306         150,378         186,066         152,765
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                   1,741,292       1,789,723       1,766,827       1,847,368       1,797,996

NET OPERATING REVENUES ($000)                   309,991         324,952         351,586         302,999         338,960

CAPITAL EXPENDITURES (20)                        87,685         102,649         129,279          80,694         116,651

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 222,306         222,303         222,308         222,305         222,309

ANNUAL INTEREST ($000)(22)                      222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      1.00            1.00            1.00            1.00            1.00
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment           53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                     363,480         372,441         360,075         345,987         347,449

INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      1.78            1.83            1.77            1.70            1.71
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-6

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

          Sensitivity E - Breakeven Market Prices with Fuel Correlation

Year Ending December 31,                        2021            2022            2023            2024            2025
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  34.2%           34.2%           34.2%           34.2%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  37,758          37,758          37,758          37,758          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      37,758          37,758          37,758          37,758          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      368,101         368,101         368,101         368,101         368,101
   Average Net Heat Rate (Btu/kWh)(6)             9,749           9,749           9,749           9,749           9,749
   SO(2) Allowances Purchased (Tons)(7)          54,350          54,350          54,350          54,350          54,350
   NO(X) Allowances Purchased (Tons)(8)          (1,479)         (1,479)         (1,479)         (1,479)         (1,479)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         $0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $56.21           56.31           57.95           58.64           59.97
   Steam Price ($/MMBtu)(12)                     $13.72           14.08           14.48           14.87           15.30
   Fuel Price ($/MMBtu)(13)                       $2.93            2.99            3.07            3.14            3.22
   SO(2) Allowances ($/Ton)(14)                    $251             257             264             271             278
   NO(X) Allowances ($/Ton)(15)                  $2,563           2,630           2,698           2,769           2,841

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                      $0               0               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,095,470       1,092,141       1,120,213       1,128,776       1,150,210
     Mirant California                         $423,567         427,522         443,907         452,769         466,964
     Mirant New York                           $191,822         190,680         194,997         195,888         198,985
     Mirant New England                        $174,188         174,757         180,371         182,872         187,478
     Mirant Texas                               $78,700          79,922          82,191          83,861          85,986
     State Line                                $130,364         132,161         136,433         139,245         143,128
     Mirant Wisconsin                           $28,412          29,139          29,905          30,678          31,479
   Steam Revenues                               $13,192          13,538          13,921          14,304          14,710
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $2,135,715       2,139,860       2,201,938       2,228,393       2,278,940

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $557,453         569,706         585,599         599,871         615,848
     Mirant California                         $223,744         225,046         232,123         235,679         241,665
     Mirant New York                           $111,849         114,433         117,622         120,561         123,794
     Mirant New England                        $122,708         126,185         130,377         134,310         138,614
     Mirant Texas                               $26,580          26,598          27,381          27,686          28,308
     State Line                                 $36,663          36,877          37,269          37,548          37,899
     Mirant Wisconsin                              $563             568             582             590             602
   Emissions Allowances                          $9,821          10,071          10,337          10,605          10,882
   Operations & Maintenance                    $333,008         341,664         350,552         359,663         369,022
   Major Maintenance                            $29,028          29,911          29,295          26,530          26,660
   Insurance                                    $26,779          27,482          28,193          28,929          29,676
   Property and Gross Receipts Taxes (18)      $120,217         122,572         124,989         127,466         130,007
   Facility Administration and General          $10,246          10,515          10,787          11,064          11,353
   Corporate Administration and General         $75,650          77,620          79,642          81,708          83,831
   Other (19)                                   $90,626          85,866          73,981          69,061          70,547
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                  $1,774,935       1,805,113       1,838,729       1,871,271       1,918,708

NET OPERATING REVENUES ($000)                  $360,779         334,746         363,209         357,122         360,232

CAPITAL EXPENDITURES (20)                      $138,471         112,439         140,901         134,816         137,925

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $222,308         222,308         222,307         222,305         222,307

ANNUAL INTEREST ($000)(22)                     $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      1.00            1.00            1.00            1.00            1.00
AVERAGE INTEREST COVERAGE (24)                     1.00

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment         ($54,879)        (60,896)        (74,110)        (80,369)        (80,273)
EBITDA (25)                                    $305,900         273,850         289,099         276,753         279,959

INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      1.50            1.34            1.42            1.36            1.37
AVERAGE EBITDA/INT COVERAGE (28)                   1.64

Year Ending December 31,                        2026            2027            2028            2029            2030
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  34.2%           34.2%           34.2%           34.2%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  37,758          37,758          37,758          37,758          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      37,758          37,758          37,758          37,758          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      368,101         368,101         368,101         368,101         368,101
   Average Net Heat Rate (Btu/kWh)(6)             9,749           9,749           9,749           9,749           9,749
   SO(2) Allowances Purchased (Tons)(7)          54,350          54,350          54,350          54,350          54,350
   NO(X) Allowances Purchased (Tons)(8)          (1,479)         (1,479)         (1,479)         (1,479)         (1,479)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           61.06           65.41           66.61           65.52           66.78
   Steam Price ($/MMBtu)(12)                      15.73           16.20           16.66           17.14           17.64
   Fuel Price ($/MMBtu)(13)                        3.30            3.45            3.53            3.58            3.67
   SO(2) Allowances ($/Ton)(14)                     285             292             300             308             316
   NO(X) Allowances ($/Ton)(15)                   2,914           2,990           3,068           3,148           3,229

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,166,648       1,248,828       1,267,028       1,239,017       1,257,964
     Mirant California                          479,335         519,226         533,030         527,368         541,662
     Mirant New York                            201,186         214,651         217,054         211,528         214,011
     Mirant New England                         191,300         205,989         210,208         206,739         211,086
     Mirant Texas                                87,979          92,202          94,340          94,960          97,192
     State Line                                 146,676         155,609         159,471         159,584         163,600
     Mirant Wisconsin                            32,297          33,181          34,043          34,897          35,805
   Steam Revenues                                15,128          15,581          16,025          16,482          16,966
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   2,320,549       2,485,267       2,531,199       2,490,575       2,538,286

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        631,729         654,468         671,304         684,169         702,036
     Mirant California                          246,796         264,338         269,994         266,921         272,794
     Mirant New York                            127,028         131,420         134,848         137,621         141,249
     Mirant New England                         142,947         148,740         153,383         157,205         162,134
     Mirant Texas                                28,809          30,933          31,482          30,884          31,449
     State Line                                  38,219          38,921          39,250          39,305          39,632
     Mirant Wisconsin                               613             646             657             652             662
   Emissions Allowances                          11,167          11,454          11,750          12,055          12,373
   Operations & Maintenance                     378,610         388,456         398,554         408,912         419,547
   Major Maintenance                             29,889          31,622          27,934          28,232          28,464
   Insurance                                     30,454          31,237          32,053          32,888          33,741
   Property and Gross Receipts Taxes (18)       132,617         135,289         138,038         140,851         143,740
   Facility Administration and General           11,652          11,952          12,262          12,583          12,913
   Corporate Administration and General          86,015          88,251          90,542          92,895          95,312
   Other (19)                                    67,247         131,528         138,776          94,107          85,516
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                   1,963,793       2,099,255       2,150,828       2,139,280       2,181,563

NET OPERATING REVENUES ($000)                   356,756         386,012         380,372         351,295         356,724

CAPITAL EXPENDITURES (20)                       134,451         163,709         158,067         128,988         134,415

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 222,305         222,303         222,304         222,307         222,309

ANNUAL INTEREST ($000)(22)                      222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      1.00            1.00            1.00            1.00            1.00
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          (84,993)        (22,262)        (16,511)        (62,652)        (72,821)
EBITDA (25)                                     271,763         363,750         363,861         288,643         283,903

INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      1.33            1.79            1.79            1.42            1.39
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-6


      The footnotes to Exhibit A-6 are the same as the footnotes for Exhibit A-1, except:

11. Market electricity prices are set such that the total operating revenue results in an interest coverage of 1.00 in all years.

13. Fuel prices have been reduced for each unit based upon the reduction in market electricity prices, as estimated by PA Consulting.

                                   Exhibit A-7

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                      Sensitivity F - Reduced Availability

Year Ending December 31,                       2001(1)           2002            2003           2004           2005
------------------------                    -----------      -----------     -----------    -----------    -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587           12,587          12,587         12,587         12,587
   Average Capacity Factor (%)(3)                  46.9%            43.4%           41.4%          37.3%          35.9%
   Contract Energy Sales (GWh)(4)                 6,022            6,268           4,429          2,983          2,608
   Market Energy Sales (GWh)(4)                  45,736           41,554          41,227         38,153         36,946
                                            -----------      -----------     -----------    -----------    -----------
   Total Energy Sales (GWh)                      51,758           47,821          45,656         41,136         39,554
   Total Steam Sales (MMBtu)(5)                     962              962             962            962            962
   Fuel Consumption (BBtu)                      510,500          468,968         445,793        401,537        385,667
   Average Net Heat Rate (Btu/kWh)(6)             9,863            9,807           9,764          9,761          9,750
   SO(2) Allowances Purchased (Tons)(7)          59,810           50,528          43,181         22,658         17,163
   NO(X) Allowances Purchased (Tons)(8)           4,843           (1,369)          4,334          2,943          2,271

COMMODITY PRICES
   General Inflation (%)(9)                        2.60             2.60            2.60           2.60           2.60
   Contract Electricity Price ($/MWh)(10)        $44.18            36.60           30.42          35.36          29.15
   Market Electricity Price ($/MWh)(11)          $69.37            60.58           57.32          53.05          51.19
   Steam Price ($/MMBtu)(12)                     $12.98            12.09           12.09          10.71           9.57
   Fuel Price ($/MMBtu)(13)                       $3.37             2.91            2.71           2.59           2.31
   SO(2) Allowances ($/Ton)(14)                    $150              154             158            162            166
   NO(X) Allowances ($/Ton)(15)                  $1,000            1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                     $28,168           27,605          29,677         19,285          2,249
     Mirant New England                        $143,684           97,713               0              0              0
     Mirant Texas                               $33,885           42,566          42,923         23,185          9,677
     State Line                                 $46,742           47,806          48,268         48,901         49,402
     Mirant Wisconsin                           $13,585           13,736          13,875         14,112         14,695
   Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,385,291        1,217,542       1,078,568      1,002,290        976,192
     Mirant California                       $1,199,270          784,640         782,085        545,866        450,978
     Mirant New York                           $453,129          379,427         322,173        279,758        260,573
     Mirant New England                        $134,681          135,419         180,107        136,310        134,334
     Mirant Texas                                    $0                0               0         59,808         68,818
     State Line                                      $0                0               0              0              0
     Mirant Wisconsin                              $127               87             111            144            241
   Steam Revenues                               $12,480           11,626          11,627         10,303          9,207
                                            -----------      -----------     -----------    -----------    -----------
   Total Operating Revenues                  $3,451,042        2,758,167       2,509,414      2,139,962      1,976,366

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $508,916          461,084         408,315        404,894        383,221
     Mirant California                         $740,999          506,204         493,371        350,736        235,446
     Mirant New York                           $265,123          226,063         175,682        161,232        146,219
     Mirant New England                        $207,421          169,257         131,358         83,563         79,931
     Mirant Texas                                    $0                0               0         40,923         45,142
     State Line                                      $0                0               0              0              0
     Mirant Wisconsin                               $41               28              30             43             72
   Emissions Allowances                         $13,806            6,401          16,757          9,523          6,660
   Operations & Maintenance                    $224,375          216,920         215,371        213,917        218,671
   Major Maintenance                            $17,207           17,948          17,590         15,952         16,114
   Insurance                                    $15,964           16,448          16,872         17,308         17,763
   Property and Gross Receipts Taxes (18)       $83,302           85,177          86,610         88,091         89,615
   Facility Administration and General           $6,075            6,298           6,457          6,622          6,795
   Corporate Administration and General         $45,274           46,455          47,661         48,897         50,173
   Other (19)                                  $227,416          201,487         182,562        153,565        148,994
                                            -----------      -----------     -----------    -----------    -----------

   Total Operating Expenses                  $2,355,919        1,959,770       1,798,636      1,595,266      1,444,816

NET OPERATING REVENUES ($000)                $1,095,122          798,397         710,778        544,697        531,550

CAPITAL EXPENDITURES (20)                      $164,029          111,724         149,372         85,484         85,689

FUNDS FROM CAP EX FACILITY (21)                      $0                0               0         58,131         85,684

CASH AVAILABLE FOR DEBT SERVICE                $931,093          686,673         561,406        517,343        531,545

ANNUAL INTEREST ($000)(22)                     $168,183          203,660         203,660        208,485        215,597

ANNUAL INTEREST COVERAGE (23)                      5.54             3.37            2.76           2.48           2.47
AVERAGE INTEREST COVERAGE (24)                     3.92

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $99,554           73,957          54,209         24,989         19,494
EBITDA (25)                                  $1,194,676          872,354         764,987        569,686        551,044

INTEREST W/O CAP EX FACILITY (26)              $168,183          203,660         203,660        203,660        203,660

EBITDA/INTEREST COVERAGE (27)                      7.10             4.28            3.76           2.80           2.71
AVERAGE EBITDA/INT COVERAGE (28)                   4.79

Year Ending December 31,                        2006           2007            2008            2009            2010
------------------------                    -----------    -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587         12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  36.0%          35.8%           35.0%           34.8%           34.9%
   Contract Energy Sales (GWh)(4)                 2,395          2,430           2,283           2,329           2,417
   Market Energy Sales (GWh)(4)                  37,289         37,046          36,254          36,059          36,061
                                            -----------    -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      39,684         39,476          38,536          38,388          38,478
   Total Steam Sales (MMBtu)(5)                     962            962             962             962             962
   Fuel Consumption (BBtu)                      386,517        385,077         375,382         374,221         375,199
   Average Net Heat Rate (Btu/kWh)(6)             9,740          9,755           9,741           9,749           9,751
   SO(2) Allowances Purchased (Tons)(7)          23,402         20,234          20,591          21,614          33,114
   NO(X) Allowances Purchased (Tons)(8)             331           (254)         (2,523)         (2,403)         (2,270)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60           2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         28.26          28.61           26.29           22.50           22.03
   Market Electricity Price ($/MWh)(11)           53.59          56.41           58.07           61.05           63.58
   Steam Price ($/MMBtu)(12)                       9.86          10.07           10.36           10.60           10.86
   Fuel Price ($/MMBtu)(13)                        2.37           2.43            2.49            2.56            2.61
   SO(2) Allowances ($/Ton)(14)                     171            175             180             184             189
   NO(X) Allowances ($/Ton)(15)                   1,744          1,790           1,836           1,884           1,933

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                         311            258             258               0               0
     Mirant New England                               0              0               0               0               0
     Mirant Texas                                     0              0               0               0               0
     State Line                                  50,127         50,856          51,563          52,393          53,257
     Mirant Wisconsin                            17,242         18,412           8,201               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,071,098      1,100,614       1,100,080       1,131,884       1,179,576
     Mirant California                          451,835        506,677         496,016         485,542         508,011
     Mirant New York                            243,507        248,728         250,774         267,290         295,201
     Mirant New England                         139,845        140,151         147,087         191,776         187,116
     Mirant Texas                                91,832         93,298          94,587          94,528          95,197
     State Line                                       0              0               0               0               0
     Mirant Wisconsin                               255            348          16,694          30,467          27,639
   Steam Revenues                                 9,481          9,688           9,966          10,191          10,447
                                            -----------    -----------     -----------     -----------     -----------
   Total Operating Revenues                   2,075,533      2,169,030       2,175,226       2,264,071       2,356,444

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        404,432        409,238         412,903         426,544         442,603
     Mirant California                          240,125        268,037         256,745         246,988         260,955
     Mirant New York                            133,616        128,856         125,690         132,520         136,506
     Mirant New England                          82,671         76,381          80,727          92,807          85,828
     Mirant Texas                                53,930         53,818          53,807          52,446          52,102
     State Line                                       0              0               0               0               0
     Mirant Wisconsin                                72             76           3,899           5,089           2,867
   Emissions Allowances                           4,517          3,034            (981)           (590)          1,840
   Operations & Maintenance                     225,227        231,910         237,345         243,202         249,263
   Major Maintenance                             18,049         19,034          16,816          16,970          17,070
   Insurance                                     18,225         18,695          19,184          19,684          20,200
   Property and Gross Receipts Taxes (18)        91,241         92,866          94,687          96,536          98,158
   Facility Administration and General            6,973          7,154           7,338           7,535           7,733
   Corporate Administration and General          51,479         52,817          54,187          55,595          57,040
   Other (19)                                   139,458        147,141         156,392         178,893         177,740
                                            -----------    -----------     -----------     -----------     -----------

   Total Operating Expenses                   1,470,014      1,509,057       1,518,739       1,574,219       1,609,905

NET OPERATING REVENUES ($000)                   605,519        659,974         656,487         689,852         746,538

CAPITAL EXPENDITURES (20)                       112,213        111,994         110,414          71,677          68,342

FUNDS FROM CAP EX FACILITY (21)                  80,916              0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 574,222        547,979         546,073         618,175         678,196

ANNUAL INTEREST ($000)(22)                      222,313        222,313         222,313         222,313         222,313

ANNUAL INTEREST COVERAGE (23)                      2.58           2.46            2.46            2.78            3.05
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment            9,159         15,836          24,212          45,829          43,709
EBITDA (25)                                     614,678        675,810         680,699         735,681         790,247

INTEREST W/O CAP EX FACILITY (26)               203,660        203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      3.02           3.32            3.34            3.61            3.88
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-7

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                      Sensitivity F - Reduced Availability

Year Ending December 31,                        2011            2012            2013            2014            2015
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  36.1%           35.1%           35.3%           35.0%           34.3%
   Contract Energy Sales (GWh)(4)                 2,495           2,537               0               0               0
   Market Energy Sales (GWh)(4)                  37,318          36,190          38,912          38,644          37,859
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      39,813          38,727          38,912          38,644          37,859
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      388,968         378,214         380,070         377,175         369,274
   Average Net Heat Rate (Btu/kWh)(6)             9,770           9,766           9,767           9,760           9,754
   SO(2) Allowances Purchased (Tons)(7)          34,503          33,796          43,515          43,849          44,782
   NO(X) Allowances Purchased (Tons)(8)          (1,962)         (2,056)         (1,464)         (1,324)         (1,535)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)        $21.69           21.67            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $65.14           67.32           68.35           69.82           71.62
   Steam Price ($/MMBtu)(12)                     $11.11           11.39           11.66           11.96           12.26
   Fuel Price ($/MMBtu)(13)                       $2.73            2.76            2.93            3.00            3.03
   SO(2) Allowances ($/Ton)(14)                    $194             199             204             209             215
   NO(X) Allowances ($/Ton)(15)                  $1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                 $54,133          54,986               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,240,146       1,252,041       1,300,914       1,314,983       1,344,866
     Mirant California                         $559,791         541,345         563,860         551,815         548,150
     Mirant New York                           $308,367         321,471         337,854         367,825         346,672
     Mirant New England                        $199,944         198,914         208,033         210,065         216,205
     Mirant Texas                               $95,840          95,863          95,646          95,748          92,046
     State Line                                      $0               0         127,644         130,612         135,985
     Mirant Wisconsin                           $26,825          26,499          25,886          27,140          27,342
   Steam Revenues                               $10,689          10,955          11,215          11,498          11,786
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $2,495,735       2,502,074       2,671,052       2,709,686       2,723,052

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $464,896         467,745         481,466         488,466         500,860
     Mirant California                         $301,933         290,670         305,232         297,545         283,106
     Mirant New York                           $144,498         139,301         145,816         163,209         149,504
     Mirant New England                         $96,522          95,805         101,346         101,875         109,561
     Mirant Texas                               $51,313          49,786          46,532          45,143          41,542
     State Line                                      $0               0          32,738          32,845          34,302
     Mirant Wisconsin                            $2,048           1,542             775           1,489           1,396
   Emissions Allowances                          $2,775           2,520           5,813           6,326           6,231
   Operations & Maintenance                    $256,887         264,683         271,699         278,351         285,001
   Major Maintenance                            $22,565          23,202          22,715          20,579          20,714
   Insurance                                    $20,725          21,258          21,812          22,382          22,963
   Property and Gross Receipts Taxes (18)       $99,889         101,681         103,511         105,445         107,396
   Facility Administration and General           $7,928           8,136           8,347           8,561           8,787
   Corporate Administration and General         $58,526          60,049          61,608          63,208          64,853
   Other (19)                                  $172,519         170,935         178,478         172,457         152,559
                                            -----------     -----------     -----------     -----------     -----------

   Total Operating Expenses                  $1,703,024       1,697,313       1,787,888       1,807,881       1,788,774

NET OPERATING REVENUES ($000)                  $792,711         804,761         883,164         901,805         934,278

CAPITAL EXPENDITURES (20)                      $117,099         118,150          95,631          86,021         114,960

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $675,612         686,611         787,533         815,784         819,318

ANNUAL INTEREST ($000)(22)                     $222,313         222,313         222,313         222,313         222,313

ANNUAL INTEREST COVERAGE (23)                      3.04            3.09            3.54            3.67            3.69
AVERAGE INTEREST COVERAGE (24)                     3.92

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                    $830,200         839,750         924,654         936,294         947,767

INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      4.08            4.12            4.54            4.60            4.65
AVERAGE EBITDA/INT COVERAGE (28)                   4.79

Year Ending December 31,                        2016            2017            2018            2019            2020
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  33.7%           33.9%           33.5%           33.6%           32.5%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  37,182          37,370          36,944          37,067          35,870
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      37,182          37,370          36,944          37,067          35,870
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      362,414         364,386         360,221         361,591         349,688
   Average Net Heat Rate (Btu/kWh)(6)             9,747           9,751           9,750           9,755           9,749
   SO(2) Allowances Purchased (Tons)(7)          44,267          43,742          44,480          43,755          44,400
   NO(X) Allowances Purchased (Tons)(8)          (1,678)         (1,678)         (1,588)         (1,601)         (1,937)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           73.46           75.51           77.98           79.76           80.60
   Steam Price ($/MMBtu)(12)                      12.61           12.91           13.23           13.54           13.86
   Fuel Price ($/MMBtu)(13)                        3.09            3.19            3.25            3.36            3.36
   SO(2) Allowances ($/Ton)(14)                     220             226             232             238             244
   NO(X) Allowances ($/Ton)(15)                   2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,365,138       1,400,240       1,450,786       1,479,662       1,522,218
     Mirant California                          546,744         575,823         550,241         594,005         581,310
     Mirant New York                            348,772         355,960         385,176         376,294         267,313
     Mirant New England                         212,428         225,225         226,890         233,815         240,501
     Mirant Texas                                91,000          92,523          91,407          91,492          91,075
     State Line                                 140,041         144,650         149,206         153,691         160,611
     Mirant Wisconsin                            27,139          27,298          27,116          27,489          27,961
   Steam Revenues                                12,131          12,417          12,728          13,023          13,332
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   2,743,393       2,834,136       2,893,550       2,969,471       2,904,321

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        506,635         521,676         534,391         549,486         568,927
     Mirant California                          282,095         299,359         279,686         310,421         298,221
     Mirant New York                            150,758         152,981         167,339         160,949         111,972
     Mirant New England                         103,937         113,952         115,142         119,864         122,309
     Mirant Texas                                39,944          40,288          38,597          37,579          36,761
     State Line                                  34,883          34,885          35,534          35,804          37,295
     Mirant Wisconsin                             1,445             767             849             904             679
   Emissions Allowances                           5,959           6,002           6,537           6,506           5,996
   Operations & Maintenance                     291,782         299,568         306,824         315,074         322,695
   Major Maintenance                             23,186          24,489          21,651          21,841          22,020
   Insurance                                     23,554          24,167          24,800          25,444          26,103
   Property and Gross Receipts Taxes (18)       109,394         111,442         113,539         115,709         117,933
   Facility Administration and General            9,015           9,242           9,489           9,734           9,990
   Corporate Administration and General          66,541          68,267          70,045          71,864          73,735
   Other (19)                                   193,626         188,789         150,871         186,600         153,279
                                            -----------     -----------     -----------     -----------     -----------

   Total Operating Expenses                   1,842,755       1,895,875       1,875,295       1,967,779       1,907,915

NET OPERATING REVENUES ($000)                   900,639         938,261       1,018,255       1,001,692         996,406

CAPITAL EXPENDITURES (20)                        87,647         102,602         129,220          80,659         116,674

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 812,992         835,659         889,035         921,034         879,732

ANNUAL INTEREST ($000)(22)                      222,313         222,313         222,313         222,313         222,313

ANNUAL INTEREST COVERAGE (23)                      3.66            3.76            4.00            4.14            3.96
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment           53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                     954,128         985,750       1,026,744       1,044,680       1,004,895

INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      4.68            4.84            5.04            5.13            4.93
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-7

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                      Sensitivity F - Reduced Availability

Year Ending December 31,                        2021            2022            2023            2024            2025
                                            -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  32.5%           32.5%           32.5%           32.5%           32.5%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  35,870          35,870          35,870          35,870          35,870
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      35,870          35,870          35,870          35,870          35,870
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      349,688         349,688         349,688         349,688         349,688
   Average Net Heat Rate (Btu/kWh)(6)             9,749           9,749           9,749           9,749           9,749
   SO(2) Allowances Purchased (Tons)(7)          44,400          44,400          44,400          44,400          44,400
   NO(X) Allowances Purchased (Tons)(8)          (1,937)         (1,937)         (1,937)         (1,937)         (1,937)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         $0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $82.91           85.30           87.76           90.30           92.93
   Steam Price ($/MMBtu)(12)                     $14.20           14.54           14.89           15.26           15.63
   Fuel Price ($/MMBtu)(13)                       $3.46            3.56            3.66            3.76            3.87
   SO(2) Allowances ($/Ton)(14)                    $251             257             264             271             278
   NO(X) Allowances ($/Ton)(15)                  $2,563           2,630           2,698           2,769           2,841

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                      $0               0               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,560,767       1,600,436       1,641,261       1,683,282       1,726,540
     Mirant California                         $603,474         626,492         650,382         675,190         700,942
     Mirant New York                           $273,298         279,423         285,694         292,117         298,688
     Mirant New England                        $248,173         256,092         264,268         272,707         281,419
     Mirant Texas                               $93,696          96,397          99,174         102,033         104,975
     State Line                                $165,908         171,379         177,035         182,881         188,924
     Mirant Wisconsin                           $28,699          29,456          30,234          31,032          31,851
   Steam Revenues                               $13,654          13,984          14,323          14,671          15,028
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $2,987,669       3,073,659       3,162,371       3,253,913       3,348,367

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $584,010         599,499         615,405         631,737         648,508
     Mirant California                         $307,599         317,280         327,283         337,628         348,313
     Mirant New York                           $115,017         118,146         121,366         124,670         128,065
     Mirant New England                        $126,412         130,652         135,036         139,565         144,247
     Mirant Texas                               $37,833          38,936          40,072          41,241          42,444
     State Line                                 $37,758          38,226          38,701          39,181          39,666
     Mirant Wisconsin                              $700             721             743             766             789
   Emissions Allowances                          $6,155           6,310           6,477           6,640           6,818
   Operations & Maintenance                    $331,080         339,690         348,522         357,580         366,887
   Major Maintenance                            $29,152          29,952          29,356          26,581          26,752
   Insurance                                    $26,779          27,482          28,193          28,929          29,676
   Property and Gross Receipts Taxes (18)      $120,226         122,582         124,999         127,477         130,019
   Facility Administration and General          $10,246          10,515          10,787          11,064          11,353
   Corporate Administration and General         $75,650          77,620          79,642          81,708          83,831
   Other (19)                                   $91,203          86,506          74,649          69,783          71,311
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                  $1,899,820       1,944,117       1,981,231       2,024,551       2,078,680

NET OPERATING REVENUES ($000)                $1,087,849       1,129,542       1,181,140       1,229,362       1,269,687

CAPITAL EXPENDITURES (20)                      $138,495         112,465         140,929         134,844         137,952

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $949,354       1,017,077       1,040,211       1,094,518       1,131,735

ANNUAL INTEREST ($000)(22)                     $222,313         222,313         222,313         222,313         222,313

ANNUAL INTEREST COVERAGE (23)                      4.27            4.57            4.68            4.92            5.09
AVERAGE INTEREST COVERAGE (24)                     3.92

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment         ($54,879)        (60,896)        (74,110)        (80,369)        (80,273)
EBITDA (25)                                  $1,032,970       1,068,646       1,107,030       1,148,993       1,189,414

INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      5.07            5.25            5.44            5.64            5.84
AVERAGE EBITDA/INT COVERAGE (28)                   4.79

Year Ending December 31,                        2026            2027            2028            2029            2030
                                            -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  32.5%           32.5%           32.5%           32.5%           32.5%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  35,870          35,870          35,870          35,870          35,870
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      35,870          35,870          35,870          35,870          35,870
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      349,688         349,688         349,688         349,688         349,688
   Average Net Heat Rate (Btu/kWh)(6)             9,749           9,749           9,749           9,749           9,749
   SO(2) Allowances Purchased (Tons)(7)          44,400          44,400          44,400          44,400          44,400
   NO(X) Allowances Purchased (Tons)(8)          (1,937)         (1,937)         (1,937)         (1,937)         (1,937)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           95.63           98.43          101.31          104.29          107.36
   Steam Price ($/MMBtu)(12)                      16.01           16.40           16.80           17.22           17.64
   Fuel Price ($/MMBtu)(13)                        3.98            4.09            4.21            4.33            4.45
   SO(2) Allowances ($/Ton)(14)                     285             292             300             308             316
   NO(X) Allowances ($/Ton)(15)                   2,914           2,990           3,068           3,148           3,229

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,771,078       1,816,941       1,864,176       1,912,832       1,962,962
     Mirant California                          727,675         755,436         784,249         814,167         845,226
     Mirant New York                            305,416         312,301         319,351         326,563         333,950
     Mirant New England                         290,411         299,694         309,278         319,170         329,385
     Mirant Texas                               108,001         111,120         114,326         117,624         121,023
     State Line                                 195,170         201,626         208,299         215,197         222,327
     Mirant Wisconsin                            32,692          33,556          34,442          35,353          36,287
   Steam Revenues                                15,395          15,773          16,159          16,557          16,966
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   3,445,838       3,546,447       3,650,280       3,757,463       3,868,126

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        665,733         683,418         701,581         720,234         739,388
     Mirant California                          359,363         370,787         382,594         394,801         407,422
     Mirant New York                            131,557         135,144         138,831         142,621         146,513
     Mirant New England                         149,085         154,086         159,253         164,596         170,116
     Mirant Texas                                43,682          44,957          46,269          47,620          49,010
     State Line                                  40,159          40,657          41,162          41,672          42,189
     Mirant Wisconsin                               813             838             863             890             917
   Emissions Allowances                           6,995           7,175           7,363           7,553           7,749
   Operations & Maintenance                     376,419         386,211         396,250         406,550         417,120
   Major Maintenance                             29,948          31,645          27,968          28,232          28,462
   Insurance                                     30,454          31,237          32,053          32,888          33,741
   Property and Gross Receipts Taxes (18)       132,630         135,301         138,051         140,866         143,756
   Facility Administration and General           11,652          11,952          12,262          12,583          12,913
   Corporate Administration and General          86,015          88,251          90,542          92,895          95,312
   Other (19)                                    68,061         132,308         139,609          95,061          86,525
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                   2,132,567       2,253,967       2,314,651       2,329,062       2,381,133

NET OPERATING REVENUES ($000)                 1,313,271       1,292,480       1,335,628       1,428,401       1,486,993

CAPITAL EXPENDITURES (20)                       134,479         163,737         158,097         129,018         134,446

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE               1,178,792       1,128,743       1,177,531       1,299,383       1,352,547

ANNUAL INTEREST ($000)(22)                      222,313         222,313         222,313         222,313         222,313

ANNUAL INTEREST COVERAGE (23)                      5.30            5.08            5.30            5.84            6.08
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          (84,993)        (22,262)        (16,511)        (62,652)        (72,821)
EBITDA (25)                                   1,228,278       1,270,218       1,319,117       1,365,749       1,414,172

INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      6.03            6.24            6.48            6.71            6.94
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-7


      The footnotes to Exhibit A-7 are the same as the footnotes for Exhibit A-1, except:

3. Availability of the Mirant Generation Facilities is assumed to be 5 percentage points less than that assumed in the Base Case based on a 5 percentage point increase in the forced outage rate for each facility. Capacity factor is assumed to decrease such that annual generation for each facility is reduced by 5 percent from that assumed in the Base Case.

                                   Exhibit A-8

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                       Sensitivity G - Increased Heat Rate

Year Ending December 31,                       2001(1)           2002           2003           2004           2005
------------------------                    -----------      -----------    -----------    -----------    -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587           12,587         12,587         12,587         12,587
   Average Capacity Factor (%)(3)                  49.4%            45.7%          43.6%          39.3%          37.8%
   Contract Energy Sales (GWh)(4)                 6,339            6,598          4,662          3,140          2,746
   Market Energy Sales (GWh)(4)                  48,143           43,741         43,397         40,161         38,891
                                            -----------      -----------    -----------    -----------    -----------
   Total Energy Sales (GWh)                      54,482           50,338         48,059         43,301         41,636
   Total Steam Sales (MMBtu)(5)                     962              962            962            962            962
   Fuel Consumption (BBtu)                      564,242          518,341        492,719        443,802        426,264
   Average Net Heat Rate (Btu/kWh)(6)            10,356           10,297         10,252         10,249         10,238
   SO(2) Allowances Purchased (Tons)(7)          82,299           72,042         63,920         41,234         35,162
   NO(X) Allowances Purchased (Tons)(8)           7,494              609          5,906          4,370          3,630

COMMODITY PRICES
   General Inflation (%)(9)                        2.60             2.60           2.60           2.60           2.60
   Contract Electricity Price ($/MWh)(10)        $44.04            36.20          29.41          34.53          28.96
   Market Electricity Price ($/MWh)(11)          $69.21            60.44          57.22          53.05          51.18
   Steam Price ($/MMBtu)(12)                     $12.98            12.09          12.09          10.71           9.57
   Fuel Price ($/MMBtu)(13)                       $3.37             2.90           2.71           2.59           2.31
   SO(2) Allowances ($/Ton)(14)                    $150              154            158            162            166
   NO(X) Allowances ($/Ton)(15)                  $1,000            1,000          2,300          2,000          1,700

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                     $28,168           27,605         29,677         19,663          2,249
     Mirant New England                        $154,804          104,778              0              0              0
     Mirant Texas                               $32,008           41,002         41,390         21,795          9,176
     State Line                                 $49,830           50,958         51,452         52,126         52,661
     Mirant Wisconsin                           $14,322           14,475         14,615         14,849         15,436
   Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,452,190        1,276,686      1,131,958      1,055,042      1,027,571
     Mirant California                       $1,262,390          825,938        823,245        574,597        474,707
     Mirant New York                           $475,676          398,285        338,171        294,482        274,288
     Mirant New England                        $141,770          142,545        189,584        143,484        141,404
     Mirant Texas                                    $0                0              0         62,760         72,150
     State Line                                      $0                0              0              0              0
     Mirant Wisconsin                              $130               89            113            147            247
   Steam Revenues                               $12,480           11,626         11,627         10,303          9,207
                                            -----------      -----------    -----------    -----------    -----------
   Total Operating Revenues                  $3,623,768        2,893,987      2,631,832      2,249,248      2,079,096

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $562,516          509,607        451,298        447,513        423,577
     Mirant California                         $817,347          558,085        543,984        386,432        259,136
     Mirant New York                           $293,028          249,862        194,168        178,209        161,614
     Mirant New England                        $229,262          187,081        145,188         92,357         88,344
     Mirant Texas                                    $0                0              0         45,231         49,893
     State Line                                      $0                0              0              0              0
     Mirant Wisconsin                               $46               31             33             47             80
   Emissions Allowances                         $19,826           11,688         23,653         15,383         11,956
   Operations & Maintenance                    $225,882          218,377        216,877        215,287        220,022
   Major Maintenance                            $17,120           17,923         17,554         15,920         16,057
   Insurance                                    $15,964           16,448         16,872         17,308         17,763
   Property and Gross Receipts Taxes (18)       $83,326           85,201         86,634         88,114         89,639
   Facility Administration and General           $6,075            6,298          6,457          6,622          6,795
   Corporate Administration and General         $45,274           46,455         47,661         48,897         50,173
   Other (19)                                  $227,336          201,425        182,505        153,521        148,994
                                            -----------      -----------    -----------    -----------    -----------
   Total Operating Expenses                  $2,543,003        2,108,481      1,932,884      1,710,841      1,544,043

NET OPERATING REVENUES ($000)                $1,080,766          785,506        698,948        538,407        535,053

CAPITAL EXPENDITURES (20)                      $163,865          111,679        149,305         85,426         85,583

FUNDS FROM CAP EX FACILITY (21)                      $0                0              0         58,131         85,578

CASH AVAILABLE FOR DEBT SERVICE                $916,901          673,827        549,643        511,112        535,048

ANNUAL INTEREST ($000)(22)                     $168,183          203,660        203,660        208,485        215,588

ANNUAL INTEREST COVERAGE (23)                      5.45             3.31           2.70           2.45           2.48
AVERAGE INTEREST COVERAGE (24)                     3.97

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $99,554           73,957         54,209         24,989         19,494
EBITDA (25)                                  $1,180,320          859,463        753,157        563,396        554,547
INTEREST W/O CAP EX FACILITY (26)              $168,183          203,660        203,660        203,660        203,660
EBITDA/INTEREST COVERAGE (27)                      7.02             4.22           3.70           2.77           2.72
AVERAGE EBITDA/INT COVERAGE (28)                   4.84

Year Ending December 31,                        2006           2007           2008            2009            2010
------------------------                    -----------    -----------    -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587         12,587         12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  37.9%          37.7%          36.8%           36.6%           36.7%
   Contract Energy Sales (GWh)(4)                 2,521          2,558          2,403           2,451           2,544
   Market Energy Sales (GWh)(4)                  39,252         38,995         38,162          37,956          37,958
                                            -----------    -----------    -----------     -----------     -----------
   Total Energy Sales (GWh)                      41,773         41,553         40,565          40,408          40,503
   Total Steam Sales (MMBtu)(5)                     962            962            962             962             962
   Fuel Consumption (BBtu)                      427,201        425,613        414,889         413,618         414,690
   Average Net Heat Rate (Btu/kWh)(6)            10,227         10,243         10,228          10,236          10,239
   SO(2) Allowances Purchased (Tons)(7)          42,060         38,554         38,947          40,084          51,823
   NO(X) Allowances Purchased (Tons)(8)           1,483            839         (1,672)         (1,538)         (1,391)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60           2.60           2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         28.45          28.78          26.55           22.78           22.31
   Market Electricity Price ($/MWh)(11)           53.57          56.39          58.03           60.99           63.52
   Steam Price ($/MMBtu)(12)                       9.86          10.07          10.36           10.60           10.86
   Fuel Price ($/MMBtu)(13)                        2.36           2.43           2.48            2.55            2.61
   SO(2) Allowances ($/Ton)(14)                     171            175            180             184             189
   NO(X) Allowances ($/Ton)(15)                   1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                         311            258            258               0               0
     Mirant New England                               0              0              0               0               0
     Mirant Texas                                     0              0              0               0               0
     State Line                                  53,434         54,211         54,963          55,845          56,763
     Mirant Wisconsin                            17,981         19,154          8,571               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,127,472      1,158,541      1,157,979       1,191,457       1,241,658
     Mirant California                          475,614        533,345        522,118         511,096         534,746
     Mirant New York                            256,322        261,817        263,972         281,361         310,737
     Mirant New England                         147,205        147,526        154,829         201,869         196,963
     Mirant Texas                                95,796         97,225         98,503          98,351          98,979
     State Line                                       0              0              0               0               0
     Mirant Wisconsin                               260            354         16,993          30,853          27,855
   Steam Revenues                                 9,481          9,688          9,966          10,191          10,447
                                            -----------    -----------    -----------     -----------     -----------
   Total Operating Revenues                   2,183,876      2,282,119      2,288,152       2,381,023       2,478,148

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        446,997        452,319        456,356         471,450         489,173
     Mirant California                          264,288        295,124        282,591         271,780         287,156
     Mirant New York                            147,674        142,415        138,914         146,465         150,870
     Mirant New England                          91,372         84,421         89,230         102,578          94,864
     Mirant Texas                                59,607         59,484         59,472          57,967          57,585
     State Line                                       0              0              0               0               0
     Mirant Wisconsin                                79             84          4,311           5,624           3,167
   Emissions Allowances                           9,704          8,188          3,874           4,438           7,072
   Operations & Maintenance                     226,628        233,366        238,806         244,691         250,799
   Major Maintenance                             18,011         19,024         16,798          16,973          17,072
   Insurance                                     18,225         18,695         19,184          19,684          20,200
   Property and Gross Receipts Taxes (18)        91,265         92,890         94,708          96,548          98,165
   Facility Administration and General            6,973          7,154          7,338           7,535           7,733
   Corporate Administration and General          51,479         52,817         54,187          55,595          57,040
   Other (19)                                   139,454        147,139        156,392         178,895         177,745
                                            -----------    -----------    -----------     -----------     -----------
   Total Operating Expenses                   1,571,755      1,613,119      1,622,161       1,680,223       1,718,642

NET OPERATING REVENUES ($000)                   612,120        669,000        665,991         700,800         759,507

CAPITAL EXPENDITURES (20)                       112,142        111,975        110,382          71,681          68,343

FUNDS FROM CAP EX FACILITY (21)                  80,916              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 580,894        557,025        555,609         629,119         691,164

ANNUAL INTEREST ($000)(22)                      222,304        222,304        222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      2.61           2.51           2.50            2.83            3.11
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment            9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                     621,279        684,836        690,203         746,629         803,216
INTEREST W/O CAP EX FACILITY (26)               203,660        203,660        203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                      3.05           3.36           3.39            3.67            3.94
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-8

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                       Sensitivity G - Increased Heat Rate

Year Ending December 31,                        2011            2012            2013            2014            2015
                                            -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  38.0%           37.0%           37.1%           36.9%           36.1%
   Contract Energy Sales (GWh)(4)                 2,627           2,671               0               0               0
   Market Energy Sales (GWh)(4)                  39,282          38,095          40,960          40,678          39,851
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      41,909          40,765          40,960          40,678          39,851
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      429,906         418,023         420,076         416,878         408,150
   Average Net Heat Rate (Btu/kWh)(6)            10,258          10,254          10,256          10,248          10,242
   SO(2) Allowances Purchased (Tons)(7)          53,355          52,576          63,318          63,688          64,715
   NO(X) Allowances Purchased (Tons)(8)          (1,052)         (1,155)           (500)           (346)           (579)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)        $21.97           21.94            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $65.08           67.24           68.23           69.69           71.48
   Steam Price ($/MMBtu)(12)                     $11.11           11.39           11.66           11.96           12.26
   Fuel Price ($/MMBtu)(13)                       $2.73            2.76            2.93            2.99            3.03
   SO(2) Allowances ($/Ton)(14)                    $194             199             204             209             215
   NO(X) Allowances ($/Ton)(15)                  $1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                 $57,697          58,605               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
     Mirant California                         $589,255         569,840         593,542         580,857         576,997
     Mirant New York                           $324,596         338,390         355,636         387,184         364,919
     Mirant New England                        $210,470         209,382         218,983         221,121         227,584
     Mirant Texas                               $99,559          99,461          98,997          98,965          95,008
     State Line                                      $0               0         132,163         135,268         140,891
     Mirant Wisconsin                           $26,975          26,610          25,942          27,250          27,443
   Steam Revenues                               $10,689          10,955          11,215          11,498          11,786
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $2,624,658       2,631,181       2,805,862       2,846,336       2,860,277

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $513,822         516,960         532,144         539,885         553,594
     Mirant California                         $332,409         319,938         335,962         327,445         311,435
     Mirant New York                           $159,699         153,965         161,159         180,388         165,257
     Mirant New England                        $106,680         105,886         112,019         112,594         121,098
     Mirant Texas                               $56,712          55,025          51,435          49,898          45,912
     State Line                                      $0               0          36,184          36,301          37,913
     Mirant Wisconsin                            $2,264           1,702             856           1,643           1,544
   Emissions Allowances                          $8,236           8,089          11,861          12,575          12,612
   Operations & Maintenance                    $258,518         266,315         273,377         280,050         286,716
   Major Maintenance                            $22,469          23,170          22,666          20,541          20,643
   Insurance                                    $20,725          21,258          21,812          22,382          22,963
   Property and Gross Receipts Taxes (18)       $99,894         101,685         103,513         105,448         107,399
   Facility Administration and General           $7,928           8,136           8,347           8,561           8,787
   Corporate Administration and General         $58,526          60,049          61,608          63,208          64,853
   Other (19)                                  $172,515         170,930         178,470         172,452         152,564
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                  $1,820,397       1,813,108       1,911,413       1,933,371       1,913,290

NET OPERATING REVENUES ($000)                  $804,261         818,073         894,449         912,965         946,987

CAPITAL EXPENDITURES (20)                      $117,126         118,159          95,645          86,072         115,004

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $687,135         699,914         798,804         826,893         831,984

ANNUAL INTEREST ($000)(22)                     $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      3.09            3.15            3.59            3.72            3.74
AVERAGE INTEREST COVERAGE (24)                     3.97

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                    $841,750         853,062         935,939         947,454         960,476
INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                      4.13            4.19            4.60            4.65            4.72
AVERAGE EBITDA/INT COVERAGE (28)                   4.84

Year Ending December 31,                        2016            2017            2018            2019            2020
                                            -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  35.5%           35.7%           35.3%           35.4%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  39,139          39,337          38,889          39,018          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      39,139          39,337          38,889          39,018          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      400,568         402,739         398,137         399,656         386,499
   Average Net Heat Rate (Btu/kWh)(6)            10,234          10,238          10,238          10,243          10,236
   SO(2) Allowances Purchased (Tons)(7)          64,147          63,564          64,383          63,579          64,295
   NO(X) Allowances Purchased (Tons)(8)            (738)           (736)           (639)           (653)         (1,024)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           73.31           75.36           77.83           79.61           80.44
   Steam Price ($/MMBtu)(12)                      12.61           12.91           13.23           13.54           13.86
   Fuel Price ($/MMBtu)(13)                        3.09            3.19            3.25            3.36            3.36
   SO(2) Allowances ($/Ton)(14)                     220             226             232             238             244
   NO(X) Allowances ($/Ton)(15)                   2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
     Mirant California                          575,519         606,129         579,205         625,267         611,903
     Mirant New York                            367,130         374,693         405,448         396,099         281,384
     Mirant New England                         223,610         237,080         238,831         246,121         253,161
     Mirant Texas                                93,812          95,357          94,128          94,149          93,642
     State Line                                 145,171         149,936         154,755         159,455         166,670
     Mirant Wisconsin                            27,236          27,352          27,174          27,554          28,009
   Steam Revenues                                12,131          12,417          12,728          13,023          13,332
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   2,881,597       2,976,901       3,039,412       3,119,207       3,050,436

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        559,953         576,583         590,647         607,357         628,815
     Mirant California                          310,301         329,279         307,492         341,422         327,884
     Mirant New York                            166,627         169,092         184,959         177,896         123,747
     Mirant New England                         114,885         125,958         127,251         132,472         135,185
     Mirant Texas                                44,144          44,523          42,663          41,534          40,630
     State Line                                  38,556          38,556          39,274          39,573          41,219
     Mirant Wisconsin                             1,597             847             936             997             750
   Emissions Allowances                          12,462          12,660          13,413          13,542          13,139
   Operations & Maintenance                     293,504         301,349         308,615         316,931         324,569
   Major Maintenance                             23,139          24,472          21,626          21,842          22,023
   Insurance                                     23,554          24,167          24,800          25,444          26,103
   Property and Gross Receipts Taxes (18)       109,397         111,444         113,541         115,711         117,934
   Facility Administration and General            9,015           9,242           9,489           9,734           9,990
   Corporate Administration and General          66,541          68,267          70,045          71,864          73,735
   Other (19)                                   193,630         188,791         150,880         186,601         153,283
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                   1,967,305       2,025,231       2,005,631       2,102,920       2,039,005

NET OPERATING REVENUES ($000)                   914,291         951,670       1,033,781       1,016,287       1,011,430

CAPITAL EXPENDITURES (20)                        87,685         102,649         129,279          80,694         116,651

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 826,606         849,021         904,502         935,593         894,779

ANNUAL INTEREST ($000)(22)                      222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      3.72            3.82            4.07            4.21            4.03
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment           53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                     967,780         999,159       1,042,270       1,059,275       1,019,919
INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660
EBITDA/INTEREST COVERAGE (27)                      4.75            4.91            5.12            5.20            5.01
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-8

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                       Sensitivity G - Increased Heat Rate

Year Ending December 31,                        2021            2022            2023            2024            2025
                                            -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  34.2%           34.2%           34.2%           34.2%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  37,758          37,758          37,758          37,758          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      37,758          37,758          37,758          37,758          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      386,499         386,499         386,499         386,499         386,499
   Average Net Heat Rate (Btu/kWh)(6)            10,236          10,236          10,236          10,236          10,236
   SO(2) Allowances Purchased (Tons)(7)          64,295          64,295          64,295          64,295          64,295
   NO(X) Allowances Purchased (Tons)(8)          (1,024)         (1,024)         (1,024)         (1,024)         (1,024)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         $0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $82.75           85.13           87.59           90.13           92.75
   Steam Price ($/MMBtu)(12)                     $14.20           14.54           14.89           15.26           15.63
   Fuel Price ($/MMBtu)(13)                       $3.45            3.55            3.65            3.75            3.86
   SO(2) Allowances ($/Ton)(14)                    $251             257             264             271             278
   NO(X) Allowances ($/Ton)(15)                  $2,563           2,630           2,698           2,769           2,841

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                      $0               0               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,642,913       1,684,669       1,727,643       1,771,876       1,817,410
     Mirant California                         $635,239         659,465         684,611         710,726         737,834
     Mirant New York                           $287,684         294,131         300,733         307,491         314,411
     Mirant New England                        $261,235         269,573         278,177         287,060         296,230
     Mirant Texas                               $96,345          99,127         101,988         104,937         107,970
     State Line                                $172,182         177,878         183,766         189,854         196,145
     Mirant Wisconsin                           $28,749          29,508          30,288          31,088          31,910
   Steam Revenues                               $13,654          13,984          14,323          14,671          15,028
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $3,138,001       3,228,335       3,321,529       3,417,703       3,516,938

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $645,486         662,605         680,183         698,236         716,773
     Mirant California                         $338,174         348,801         359,784         371,129         382,853
     Mirant New York                           $127,113         130,572         134,128         137,779         141,534
     Mirant New England                        $139,720         144,406         149,250         154,257         159,429
     Mirant Texas                               $41,814          43,034          44,288          45,582          46,911
     State Line                                 $41,731          42,249          42,773          43,304          43,841
     Mirant Wisconsin                              $772             796             820             845             871
   Emissions Allowances                         $13,481          13,831          14,191          14,560          14,939
   Operations & Maintenance                    $333,008         341,664         350,552         359,663         369,022
   Major Maintenance                            $29,028          29,911          29,295          26,530          26,660
   Insurance                                    $26,779          27,482          28,193          28,929          29,676
   Property and Gross Receipts Taxes (18)      $120,228         122,583         125,001         127,479         130,021
   Facility Administration and General          $10,246          10,515          10,787          11,064          11,353
   Corporate Administration and General         $75,650          77,620          79,642          81,708          83,831
   Other (19)                                   $91,208          86,516          74,659          69,795          71,325
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                  $2,034,438       2,082,584       2,123,546       2,170,860       2,229,040

NET OPERATING REVENUES ($000)                $1,103,563       1,145,751       1,197,984       1,246,843       1,287,898

CAPITAL EXPENDITURES (20)                      $138,471         112,439         140,901         134,816         137,925

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $965,092       1,033,312       1,057,082       1,112,026       1,149,973

ANNUAL INTEREST ($000)(22)                     $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      4.34            4.65            4.76            5.00            5.17
AVERAGE INTEREST COVERAGE (24)                     3.97

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment         ($54,879)        (60,896)        (74,110)        (80,369)        (80,273)
EBITDA (25)                                  $1,048,684       1,084,855       1,123,874       1,166,474       1,207,625

INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      5.15            5.33            5.52            5.73            5.93
AVERAGE EBITDA/INT COVERAGE (28)                   4.84

Year Ending December 31,                        2026            2027            2028            2029            2030
                                            -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  34.2%           34.2%           34.2%           34.2%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  37,758          37,758          37,758          37,758          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      37,758          37,758          37,758          37,758          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      386,499         386,499         386,499         386,499         386,499
   Average Net Heat Rate (Btu/kWh)(6)            10,236          10,236          10,236          10,236          10,236
   SO(2) Allowances Purchased (Tons)(7)            64,295          64,295          64,295          64,295          64,295
   NO(X) Allowances Purchased (Tons)(8)            (1,024)         (1,024)         (1,024)         (1,024)         (1,024)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           95.45           98.24          101.12          104.09          107.16
   Steam Price ($/MMBtu)(12)                      16.01           16.40           16.80           17.22           17.64
   Fuel Price ($/MMBtu)(13)                        3.97            4.08            4.20            4.32            4.44
   SO(2) Allowances ($/Ton)(14)                     285             292             300             308             316
   NO(X) Allowances ($/Ton)(15)                   2,914           2,990           3,068           3,148           3,229

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
   Market Electricity Revenues
     Mirant Mid-Atlantic                      1,864,292       1,912,569       1,962,290       2,013,508       2,066,276
     Mirant California                          765,973         795,193         825,528         857,013         889,711
     Mirant New York                            321,491         328,739         336,158         343,754         351,526
     Mirant New England                         305,695         315,467         325,554         335,969         346,719
     Mirant Texas                               111,089         114,304         117,609         121,011         124,514
     State Line                                 202,649         209,372         216,321         223,506         230,932
     Mirant Wisconsin                            32,753          33,619          34,508          35,421          36,358
   Steam Revenues                                15,395          15,773          16,159          16,557          16,966
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   3,619,337       3,725,036       3,834,127       3,946,739       4,063,002

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        735,809         755,358         775,433         796,048         817,219
     Mirant California                          394,968         407,493         420,436         433,814         447,643
     Mirant New York                            145,392         149,355         153,430         157,617         161,921
     Mirant New England                         164,777         170,305         176,016         181,922         188,023
     Mirant Texas                                48,280          49,688          51,138          52,632          54,167
     State Line                                  44,385          44,936          45,494          46,057          46,629
     Mirant Wisconsin                               897             924             953             982           1,011
   Emissions Allowances                          15,322          15,722          16,132          16,550          16,981
   Operations & Maintenance                     378,610         388,456         398,554         408,912         419,547
   Major Maintenance                             29,889          31,622          27,934          28,232          28,464
   Insurance                                     30,454          31,237          32,053          32,888          33,741
   Property and Gross Receipts Taxes (18)       132,632         135,303         138,053         140,868         143,758
   Facility Administration and General           11,652          11,952          12,262          12,583          12,913
   Corporate Administration and General          86,015          88,251          90,542          92,895          95,312
   Other (19)                                    68,078         132,323         139,629          95,083          86,552
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                   2,287,160       2,412,925       2,478,060       2,497,083       2,553,882

NET OPERATING REVENUES ($000)                 1,332,177       1,312,111       1,356,067       1,449,656       1,509,121

CAPITAL EXPENDITURES (20)                       134,451         163,709         158,067         128,988         134,415

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE               1,197,726       1,148,402       1,198,000       1,320,668       1,374,706

ANNUAL INTEREST ($000)(22)                      222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      5.39            5.17            5.39            5.94            6.18
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          (84,993)        (22,262)        (16,511)        (62,652)        (72,821)
EBITDA (25)                                   1,247,184       1,289,849       1,339,556       1,387,004       1,436,300

INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      6.12            6.33            6.58            6.81            7.05
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-8


      The footnotes to Exhibit A-8 are the same as the footnotes for Exhibit A-1, except:

6. Heat rate for each of the Mirant Generation Facilities is assumed to be 5 percent higher than that assumed in the Base Case.

                                   Exhibit A-9

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                  Sensitivity H - Increased Operating Expenses

Year Ending December 31,                       2001(1)           2002            2003           2004           2005
------------------------                    -----------      -----------     -----------    -----------    -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587           12,587          12,587         12,587         12,587
   Average Capacity Factor (%)(3)                  49.4%            45.7%           43.6%          39.3%          37.8%
   Contract Energy Sales (GWh)(4)                 6,339            6,598           4,662          3,140          2,746
   Market Energy Sales (GWh)(4)                  48,143           43,741          43,397         40,161         38,891
                                            -----------      -----------     -----------    -----------    -----------
   Total Energy Sales (GWh)                      54,482           50,338          48,059         43,301         41,636
   Total Steam Sales (MMBtu)(5)                     962              962             962            962            962
   Fuel Consumption (BBtu)                      537,369          493,659         469,255        422,673        405,964
   Average Net Heat Rate (Btu/kWh)(6)             9,863            9,807           9,764          9,761          9,750
   SO2 Allowances Purchased (Tons)(7)            71,055           61,286          53,549         31,946         26,163
   NOX Allowances Purchased (Tons)(8)             6,167             (381)          5,119          3,657          2,952

COMMODITY PRICES
   General Inflation (%)(9)                        2.60             2.60            2.60           2.60           2.60
   Contract Electricity Price ($/MWh)(10)        $43.43            35.89           29.72          34.99          29.11
   Market Electricity Price ($/MWh)(11)          $69.21            60.44           57.22          53.05          51.18
   Steam Price ($/MMBtu)(12)                     $12.98            12.09           12.09          10.71           9.57
   Fuel Price ($/MMBtu)(13)                       $3.37             2.90            2.71           2.59           2.31
   SO(2) Allowances ($/Ton)(14)                    $150              154             158            162            166
   NO(X) Allowances ($/Ton)(15)                  $1,000            1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                     $28,168           27,605          29,677         19,894          2,249
     Mirant New England                        $149,243          101,246               0              0              0
     Mirant Texas                               $33,704           42,494          42,818         23,011          9,576
     State Line                                 $49,830           50,958          51,452         52,126         52,661
     Mirant Wisconsin                           $14,322           14,475          14,615         14,849         15,436
  Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,452,190        1,276,686       1,131,958      1,055,042      1,027,571
     Mirant California                       $1,262,390          825,938         823,245        574,597        474,707
     Mirant New York                           $475,676          398,285         338,171        294,482        274,288
     Mirant New England                        $141,770          142,545         189,584        143,484        141,404
     Mirant Texas                                    $0                0               0         62,760         72,150
     State Line                                      $0                0               0              0              0
     Mirant Wisconsin                              $130               89             113            147            247
   Steam Revenues                               $12,480           11,626          11,627         10,303          9,207
                                            -----------      -----------     -----------    -----------    -----------
   Total Operating Revenues                  $3,619,903        2,891,947       2,633,260      2,250,695      2,079,496

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $535,696          485,365         429,800        426,205        403,409
     Mirant California                         $779,179          532,135         518,688        368,601        247,277
     Mirant New York                           $279,079          237,979         184,925        169,727        153,913
     Mirant New England                        $218,336          178,169         138,270         87,957         84,140
     Mirant Texas                                    $0                0               0         43,077         47,515
     State Line                                      $0                0               0              0              0
     Mirant Wisconsin                               $44               29              32             45             76
   Emissions Allowances                         $16,815            9,046          20,204         12,451          9,309
   Operations & Maintenance                    $248,469          240,219         238,557        236,808        242,024
   Major Maintenance                            $18,828           19,714          19,309         17,515         17,664
   Insurance                                    $17,562           18,093          18,564         19,041         19,538
   Property and Gross Receipts Taxes (18)       $91,658           93,712          95,297         96,919         98,598
   Facility Administration and General           $6,684            6,924           7,102          7,283          7,473
   Corporate Administration and General         $49,803           51,100          52,431         53,792         55,187
   Other (19)                                  $230,428          204,507         185,669        156,720        152,237
                                            -----------      -----------     -----------    -----------    -----------

   Total Operating Expenses                  $2,492,581        2,076,992       1,908,848      1,696,141      1,538,360

NET OPERATING REVENUES ($000)                $1,127,322          814,955         724,412        554,555        541,136

CAPITAL EXPENDITURES (20)                      $180,252          122,852         164,229         93,973         94,140

FUNDS FROM CAP EX FACILITY (21)                      $0                0               0         63,944         94,137

CASH AVAILABLE FOR DEBT SERVICE                $947,070          692,103         560,183        524,526        541,133

ANNUAL INTEREST ($000)(22)                     $168,183          203,660         203,660        208,485        215,588

ANNUAL INTEREST COVERAGE (23)                      5.63             3.40            2.75           2.52           2.51
AVERAGE INTEREST COVERAGE (24)                     3.95

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $99,554           73,957          54,209         24,989         19,494
EBITDA (25)                                  $1,226,876          888,912         778,621        579,544        560,630

INTEREST W/O CAP EX FACILITY (26)              $168,183          203,660         203,660        203,660        203,660

EBITDA/INTEREST COVERAGE (27)                      7.29             4.36            3.82           2.85           2.75
AVERAGE EBITDA/INT COVERAGE (28)                   4.88

Year Ending December 31,                        2006           2007           2008            2009            2010
------------------------                    -----------    -----------    -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587         12,587         12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  37.9%          37.7%          36.8%           36.6%           36.7%
   Contract Energy Sales (GWh)(4)                 2,521          2,558          2,403           2,451           2,544
   Market Energy Sales (GWh)(4)                  39,252         38,995         38,162          37,956          37,958
                                            -----------    -----------    -----------     -----------     -----------
   Total Energy Sales (GWh)                      41,773         41,553         40,565          40,408          40,503
   Total Steam Sales (MMBtu)(5)                     962            962            962             962             962
   Fuel Consumption (BBtu)                      406,865        405,345        395,141         393,919         394,949
   Average Net Heat Rate (Btu/kWh)(6)             9,740          9,755          9,741           9,749           9,751
   SO(2) Allowances Purchased (Tons)(7)          32,733         29,391         29,769          30,846          42,470
   NO(X) Allowances Purchased (Tons)(8)             907            292         (2,099)         (1,971)         (1,831)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60           2.60           2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         28.45          28.78          26.55           22.78           22.31
   Market Electricity Price ($/MWh)(11)           53.57          56.39          58.03           60.99           63.52
   Steam Price ($/MMBtu)(12)                       9.86          10.07          10.36           10.60           10.86
   Fuel Price ($/MMBtu)(13)                        2.37           2.43           2.49            2.55            2.61
   SO(2) Allowances ($/Ton)(14)                     171            175            180             184             189
   NO(X) Allowances ($/Ton)(15)                   1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                         311            258            258               0               0
     Mirant New England                               0              0              0               0               0
     Mirant Texas                                     0              0              0               0               0
     State Line                                  53,434         54,211         54,963          55,845          56,763
     Mirant Wisconsin                            17,981         19,154          8,571               0               0
  Market Electricity Revenues
     Mirant Mid-Atlantic                      1,127,472      1,158,541      1,157,979       1,191,457       1,241,658
     Mirant California                          475,614        533,345        522,118         511,096         534,746
     Mirant New York                            256,322        261,817        263,972         281,361         310,737
     Mirant New England                         147,205        147,526        154,829         201,869         196,963
     Mirant Texas                                95,796         97,225         98,503          98,351          98,979
     State Line                                       0              0              0               0               0
     Mirant Wisconsin                               260            354         16,993          30,853          27,855
   Steam Revenues                                 9,481          9,688          9,966          10,191          10,447
                                            -----------    -----------    -----------     -----------     -----------
   Total Operating Revenues                   2,183,876      2,282,119      2,288,152       2,381,023       2,478,148

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        425,724        430,784        434,640         448,976         465,888
     Mirant California                          252,216        281,587        269,674         259,391         274,080
     Mirant New York                            140,646        135,635        132,304         139,500         143,690
     Mirant New England                          87,024         80,402         84,979          97,700          90,347
     Mirant Texas                                56,772         56,651         56,642          55,205          54,844
     State Line                                       0              0              0               0               0
     Mirant Wisconsin                                76             80          4,105           5,358           3,017
   Emissions Allowances                           7,114          5,611          1,444           1,923           4,457
   Operations & Maintenance                     249,289        256,705        262,681         269,166         275,885
   Major Maintenance                             19,810         20,929         18,479          18,665          18,780
   Insurance                                     20,047         20,567         21,107          21,652          22,215
   Property and Gross Receipts Taxes (18)       100,389        102,175        104,175         106,200         107,980
   Facility Administration and General            7,669          7,872          8,073           8,284           8,498
   Corporate Administration and General          56,625         58,094         59,608          61,154          62,745
   Other (19)                                   142,781        150,558        159,892         182,488         181,424
                                            -----------    -----------    -----------     -----------     -----------

   Total Operating Expenses                   1,566,183      1,607,650      1,617,803       1,675,662       1,713,850

NET OPERATING REVENUES ($000)                   617,693        674,469        670,348         705,361         764,299

CAPITAL EXPENDITURES (20)                       123,352        123,177        121,422          78,853          75,179

FUNDS FROM CAP EX FACILITY (21)                  89,003              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 583,345        551,292        548,926         626,508         689,120

ANNUAL INTEREST ($000)(22)                      222,304        222,304        222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      2.62           2.48           2.47            2.82            3.10
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment            9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                     626,852        690,305        694,560         751,190         808,008

INTEREST W/O CAP EX FACILITY (26)               203,660        203,660        203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      3.08           3.39           3.41            3.69            3.97
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-9

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                  Sensitivity H - Increased Operating Expenses

Year Ending December 31,                        2011            2012            2013            2014            2015
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  38.0%           37.0%           37.1%           36.9%           36.1%
   Contract Energy Sales (GWh)(4)                 2,627           2,671               0               0               0
   Market Energy Sales (GWh)(4)                  39,282          38,095          40,960          40,678          39,851
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      41,909          40,765          40,960          40,678          39,851
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      409,440         398,117         400,072         397,032         388,712
   Average Net Heat Rate (Btu/kWh)(6)             9,770           9,766           9,767           9,760           9,754
   SO(2) Allowances Purchased (Tons)(7)          43,929          43,185          53,416          53,772          54,746
   NO(X) Allowances Purchased (Tons)(8)          (1,508)         (1,607)           (983)           (835)         (1,058)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)        $21.97           21.94            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $65.08           67.24           68.23           69.69           71.48
   Steam Price ($/MMBtu)(12)                     $11.11           11.39           11.66           11.96           12.26
   Fuel Price ($/MMBtu)(13)                       $2.73            2.76            2.93            3.00            3.03
   SO2 Allowances ($/Ton)(14)                      $194             199             204             209             215
   NOX Allowances ($/Ton)(15)                    $1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                 $57,697          58,605               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
  Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
     Mirant California                         $589,255         569,840         593,542         580,857         576,997
     Mirant New York                           $324,596         338,390         355,636         387,184         364,919
     Mirant New England                        $210,470         209,382         218,983         221,121         227,584
     Mirant Texas                               $99,559          99,461          98,997          98,965          95,008
     State Line                                      $0               0         132,163         135,268         140,891
     Mirant Wisconsin                           $26,975          26,610          25,942          27,250          27,443
   Steam Revenues                               $10,689          10,955          11,215          11,498          11,786
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $2,624,658       2,631,181       2,805,862       2,846,336       2,860,277

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $489,363         492,348         506,796         514,197         527,222
     Mirant California                         $317,178         305,308         320,604         312,486         297,283
     Mirant New York                           $152,094         146,634         153,483         171,804         157,377
     Mirant New England                        $101,597         100,844         106,682         107,237         115,331
     Mirant Texas                               $54,013          52,405          48,988          47,521          43,727
     State Line                                      $0               0          34,460          34,572          36,108
     Mirant Wisconsin                            $2,158           1,622             817           1,566           1,468
   Emissions Allowances                          $5,506           5,301           8,837           9,451           9,424
   Operations & Maintenance                    $284,358         292,942         300,710         308,056         315,399
   Major Maintenance                            $24,717          25,489          24,927          22,592          22,707
   Insurance                                    $22,791          23,388          23,995          24,619          25,256
   Property and Gross Receipts Taxes (18)      $109,876         111,849         113,858         115,991         118,144
   Facility Administration and General           $8,722           8,946           9,179           9,418           9,665
   Corporate Administration and General         $64,378          66,053          67,776          69,532          71,338
   Other (19)                                  $176,303         174,811         182,449         176,537         156,741
                                            -----------     -----------     -----------     -----------     -----------

   Total Operating Expenses                  $1,813,054       1,807,940       1,903,561       1,925,579       1,907,190

NET OPERATING REVENUES ($000)                  $811,604         823,241         902,301         920,757         953,087

CAPITAL EXPENDITURES (20)                      $128,840         129,977         105,207          94,683         126,507

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $682,764         693,264         797,093         826,074         826,580

ANNUAL INTEREST ($000)(22)                     $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      3.07            3.12            3.59            3.72            3.72
AVERAGE INTEREST COVERAGE (24)                     3.95

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          $37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                    $849,093         858,230         943,791         955,246         966,576

INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      4.17            4.21            4.63            4.69            4.75
AVERAGE EBITDA/INT COVERAGE (28)                   4.88

Year Ending December 31,                        2016            2017            2018            2019            2020
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  35.5%           35.7%           35.3%           35.4%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  39,139          39,337          38,889          39,018          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      39,139          39,337          38,889          39,018          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      381,487         383,563         379,171         380,619         368,101
   Average Net Heat Rate (Btu/kWh)(6)             9,747           9,751           9,750           9,755           9,749
   SO(2) Allowances Purchased (Tons)(7)          54,208          53,654          54,428          53,665          54,350
   NO(X) Allowances Purchased (Tons)(8)          (1,207)         (1,206)         (1,115)         (1,126)         (1,479)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           73.31           75.36           77.83           79.61           80.44
   Steam Price ($/MMBtu)(12)                      12.61           12.91           13.23           13.54           13.86
   Fuel Price ($/MMBtu)(13)                        3.09            3.19            3.25            3.36            3.36
   SO(2) Allowances ($/Ton)(14)                     220             226             232             238             244
   NO(X) Allowances ($/Ton)(15)                   2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
  Market Electricity Revenues
     Mirant Mid-Atlantic                      1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
     Mirant California                          575,519         606,129         579,205         625,267         611,903
     Mirant New York                            367,130         374,693         405,448         396,099         281,384
     Mirant New England                         223,610         237,080         238,831         246,121         253,161
     Mirant Texas                                93,812          95,357          94,128          94,149          93,642
     State Line                                 145,171         149,936         154,755         159,455         166,670
     Mirant Wisconsin                            27,236          27,352          27,174          27,554          28,009
   Steam Revenues                                12,131          12,417          12,728          13,023          13,332
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   2,881,597       2,976,901       3,039,412       3,119,207       3,050,436

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        533,291         549,124         562,519         578,422         598,904
     Mirant California                          296,188         314,320         293,560         325,906         313,050
     Mirant New York                            158,692         161,026         176,140         169,417         117,858
     Mirant New England                         109,411         119,964         121,193         126,162         128,752
     Mirant Texas                                42,045          42,410          40,631          39,557          38,696
     State Line                                  36,719          36,720          37,404          37,688          39,257
     Mirant Wisconsin                             1,523             807             891             953             715
   Emissions Allowances                           9,209           9,332           9,974          10,023           9,570
   Operations & Maintenance                     322,848         331,482         339,479         348,621         357,024
   Major Maintenance                             25,452          26,917          23,786          24,034          24,223
   Insurance                                     25,911          26,584          27,277          27,988          28,714
   Property and Gross Receipts Taxes (18)       120,327         122,587         124,897         127,280         129,732
   Facility Administration and General            9,916          10,174          10,437          10,709          10,984
   Corporate Administration and General          73,198          75,102          77,050          79,051          81,108
   Other (19)                                   197,915         193,192         155,388         191,239         158,033
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Expenses                   1,962,645       2,019,741       2,000,625       2,097,051       2,036,620

NET OPERATING REVENUES ($000)                   918,952         957,160       1,038,786       1,022,157       1,013,815

CAPITAL EXPENDITURES (20)                        96,451         112,921         142,208          88,761         128,311

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 822,501         844,239         896,579         933,396         885,504

ANNUAL INTEREST ($000)(22)                      222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      3.70            3.80            4.03            4.20            3.98
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment           53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                     972,441       1,004,649       1,047,275       1,065,145       1,022,304

INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      4.77            4.93            5.14            5.23            5.02
AVERAGE EBITDA/INT COVERAGE (28)

                                   Exhibit A-9

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                  Sensitivity H - Increased Operating Expenses

Year Ending December 31,                        2021            2022            2023            2024            2025
------------------------                    -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  34.2%           34.2%           34.2%           34.2%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  37,758          37,758          37,758          37,758          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      37,758          37,758          37,758          37,758          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      368,101         368,101         368,101         368,101         368,101
   Average Net Heat Rate (Btu/kWh)(6)             9,749           9,749           9,749           9,749           9,749
   SO2 Allowances Purchased (Tons)(7)            54,350          54,350          54,350          54,350          54,350
   NOX Allowances Purchased (Tons)(8)            (1,479)         (1,479)         (1,479)         (1,479)         (1,479)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)         $0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)          $82.75           85.13           87.59           90.13           92.75
   Steam Price ($/MMBtu)(12)                     $14.20           14.54           14.89           15.26           15.63
   Fuel Price ($/MMBtu)(13)                       $3.46            3.55            3.65            3.76            3.86
   SO2 Allowances ($/Ton)(14)                      $251             257             264             271             278
   NOX Allowances ($/Ton)(15)                    $2,563           2,630           2,698           2,769           2,841

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                          $0               0               0               0               0
     Mirant New England                              $0               0               0               0               0
     Mirant Texas                                    $0               0               0               0               0
     State Line                                      $0               0               0               0               0
     Mirant Wisconsin                                $0               0               0               0               0
  Market Electricity Revenues
     Mirant Mid-Atlantic                     $1,642,913       1,684,669       1,727,643       1,771,876       1,817,410
     Mirant California                         $635,239         659,465         684,611         710,726         737,834
     Mirant New York                           $287,684         294,131         300,733         307,491         314,411
     Mirant New England                        $261,235         269,573         278,177         287,060         296,230
     Mirant Texas                               $96,345          99,127         101,988         104,937         107,970
     State Line                                $172,182         177,878         183,766         189,854         196,145
     Mirant Wisconsin                           $28,749          29,508          30,288          31,088          31,910
   Steam Revenues                               $13,654          13,984          14,323          14,671          15,028
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                  $3,138,001       3,228,335       3,321,529       3,417,703       3,516,938

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                       $614,782         631,087         647,830         665,024         682,679
     Mirant California                         $322,883         333,038         343,532         354,377         365,579
     Mirant New York                           $121,063         124,357         127,742         131,222         134,796
     Mirant New England                        $133,072         137,535         142,148         146,917         151,844
     Mirant Texas                               $39,823          40,985          42,181          43,411          44,677
     State Line                                 $39,744          40,237          40,736          41,243          41,754
     Mirant Wisconsin                              $736             759             782             806             830
   Emissions Allowances                          $9,821          10,071          10,337          10,605          10,882
   Operations & Maintenance                    $366,308         375,844         385,610         395,630         405,923
   Major Maintenance                            $31,926          32,900          32,224          29,181          29,328
   Insurance                                    $29,464          30,227          31,015          31,818          32,647
   Property and Gross Receipts Taxes (18)      $132,252         134,842         137,501         140,223         143,020
   Facility Administration and General          $11,273          11,561          11,868          12,174          12,491
   Corporate Administration and General         $83,215          85,385          87,600          89,880          92,216
   Other (19)                                   $96,079          91,510          79,788          75,064          76,722
                                            -----------     -----------     -----------     -----------     -----------

   Total Operating Expenses                  $2,032,442       2,080,338       2,120,894       2,167,575       2,225,387

NET OPERATING REVENUES ($000)                $1,105,559       1,147,998       1,200,635       1,250,128       1,291,551

CAPITAL EXPENDITURES (20)                      $152,313         123,685         154,992         148,305         151,721

FUNDS FROM CAP EX FACILITY (21)                      $0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $953,246       1,024,312       1,045,644       1,101,823       1,139,830

ANNUAL INTEREST ($000)(22)                     $222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      4.29            4.61            4.70            4.96            5.13
AVERAGE INTEREST COVERAGE (24)                     3.95

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment         ($54,879)        (60,896)        (74,110)        (80,369)        (80,273)
EBITDA (25)                                  $1,050,680       1,087,102       1,126,525       1,169,759       1,211,278

INTEREST W/O CAP EX FACILITY (26)              $203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      5.16            5.34            5.53            5.74            5.95
AVERAGE EBITDA/INT COVERAGE (28)                   4.88

Year Ending December 31,                        2026            2027            2028            2029            2030
                                            -----------     -----------     -----------     -----------     -----------
CONSOLIDATED

PERFORMANCE
   Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
   Average Capacity Factor (%)(3)                  34.2%           34.2%           34.2%           34.2%           34.2%
   Contract Energy Sales (GWh)(4)                     0               0               0               0               0
   Market Energy Sales (GWh)(4)                  37,758          37,758          37,758          37,758          37,758
                                            -----------     -----------     -----------     -----------     -----------
   Total Energy Sales (GWh)                      37,758          37,758          37,758          37,758          37,758
   Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
   Fuel Consumption (BBtu)                      368,101         368,101         368,101         368,101         368,101
   Average Net Heat Rate (Btu/kWh)(6)             9,749           9,749           9,749           9,749           9,749
   SO2 Allowances Purchased (Tons)(7)            54,350          54,350          54,350          54,350          54,350
   NOX Allowances Purchased (Tons)(8)            (1,479)         (1,479)         (1,479)         (1,479)         (1,479)

COMMODITY PRICES
   General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
   Contract Electricity Price ($/MWh)(10)          0.00            0.00            0.00            0.00            0.00
   Market Electricity Price ($/MWh)(11)           95.45           98.24          101.12          104.09          107.16
   Steam Price ($/MMBtu)(12)                      16.01           16.40           16.80           17.22           17.64
   Fuel Price ($/MMBtu)(13)                        3.97            4.09            4.20            4.32            4.44
   SO2 Allowances ($/Ton)(14)                       285             292             300             308             316
   NOX Allowances ($/Ton)(15)                     2,914           2,990           3,068           3,148           3,229

OPERATING REVENUES ($000)
   Contract Electricity Revenues
     Mirant California (16)                           0               0               0               0               0
     Mirant New England                               0               0               0               0               0
     Mirant Texas                                     0               0               0               0               0
     State Line                                       0               0               0               0               0
     Mirant Wisconsin                                 0               0               0               0               0
  Market Electricity Revenues
     Mirant Mid-Atlantic                      1,864,292       1,912,569       1,962,290       2,013,508       2,066,276
     Mirant California                          765,973         795,193         825,528         857,013         889,711
     Mirant New York                            321,491         328,739         336,158         343,754         351,526
     Mirant New England                         305,695         315,467         325,554         335,969         346,719
     Mirant Texas                               111,089         114,304         117,609         121,011         124,514
     State Line                                 202,649         209,372         216,321         223,506         230,932
     Mirant Wisconsin                            32,753          33,619          34,508          35,421          36,358
   Steam Revenues                                15,395          15,773          16,159          16,557          16,966
                                            -----------     -----------     -----------     -----------     -----------
   Total Operating Revenues                   3,619,337       3,725,036       3,834,127       3,946,739       4,063,002

OPERATING EXPENSES ($000)(17)
   Fuel
     Mirant Mid-Atlantic                        700,810         719,428         738,549         758,184         778,349
     Mirant California                          377,162         389,138         401,510         414,303         427,529
     Mirant New York                            138,471         142,246         146,126         150,115         154,214
     Mirant New England                         156,938         162,202         167,641         173,265         179,079
     Mirant Texas                                45,982          47,324          48,704          50,125          51,589
     State Line                                  42,272          42,796          43,328          43,865          44,409
     Mirant Wisconsin                               855             881             908             936             964
   Emissions Allowances                          11,167          11,454          11,750          12,055          12,373
   Operations & Maintenance                     416,473         427,303         438,411         449,810         461,514
   Major Maintenance                             32,876          34,783          30,731          31,053          31,313
   Insurance                                     33,497          34,367          35,260          36,176          37,115
   Property and Gross Receipts Taxes (18)       145,888         148,834         151,857         154,954         158,135
   Facility Administration and General           12,816          13,151          13,494          13,844          14,208
   Corporate Administration and General          94,612          97,077          99,598         102,185         104,842
   Other (19)                                    73,618         138,011         145,465         101,071          92,695
                                            -----------     -----------     -----------     -----------     -----------

   Total Operating Expenses                   2,283,437       2,408,995       2,473,332       2,491,941       2,548,328

NET OPERATING REVENUES ($000)                 1,335,900       1,316,041       1,360,795       1,454,797       1,514,674

CAPITAL EXPENDITURES (20)                       147,900         180,079         173,870         141,888         147,854

FUNDS FROM CAP EX FACILITY (21)                       0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE               1,188,000       1,135,962       1,186,925       1,312,910       1,366,820

ANNUAL INTEREST ($000)(22)                      222,304         222,304         222,304         222,304         222,304

ANNUAL INTEREST COVERAGE (23)                      5.34            5.11            5.34            5.91            6.15
AVERAGE INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
   NET OPERATING REVENUE:
   Plus: Cash-to-Book Lease Adjustment          (84,993)        (22,262)        (16,511)        (62,652)        (72,821)
EBITDA (25)                                   1,250,907       1,293,779       1,344,284       1,392,145       1,441,853

INTEREST W/O CAP EX FACILITY (26)               203,660         203,660         203,660         203,660         203,660

EBITDA/INTEREST COVERAGE (27)                      6.14            6.35            6.60            6.84            7.08
AVERAGE EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-9

      The footnotes to Exhibit A-9 are the same as the footnotes for Exhibit A-1, except:

17.  Assumed to be 10 percent higher than that assumed in the Base Case.
18.  Assumed to be 10 percent higher than that assumed in the Base Case.
20.  Assumed to be 10 percent higher than that assumed in the Base Case.

                                  Exhibit A-10
                               Operating History
                          Mirant Generation Facilities
                            (Historical/Projected)(1)

                                                                                                              Equivalent
                          Net Capability                            Annual Average           Capacity        Availability
                              Rating            Generation            Heat Rate               Factor            Factor
                             (MW) (2)              (GWh)            (Btu/kWh) (3)               (%)               (%)
                         ---------------    ------------------    ------------------      ---------------   ---------------
                         (Hist)   (Proj)    (Hist)      (Proj)    (Hist)      (Proj)      (Hist)   (Proj)   (Hist)   (Proj)
Mirant Mid-Atlantic
   Chalk Point Unit 1      341      341     1,954.8    2,429.3     9,686       9,349       65.4     81.3     81.9     88.0
   Chalk Point Unit 2      342      342     1,871.6    2,429.3     9,722       9,349       62.4     81.1     76.3     86.0
   Chalk Point Unit 3      612      612       906.5    1,428.9    12,305      10,206       16.9     26.7     87.2     90.0
   Chalk Point Unit 4      612      612       734.8    1,428.9    12,629      10,206       13.7     26.7     85.5     88.0
   Chalk Point CT 1         18       18         1.4        5.9    13,152      12,834        0.9      3.7     79.1     88.0
   Chalk Point CT 2         30       30         1.4        9.3    22,082      13,864        0.5      3.2     78.8     88.0
   Chalk Point CT 3         85       85        46.4       85.7    13,926      13,329        4.9     10.4     91.8     93.0
   Chalk Point CT 4         85       85        47.5       85.7    13,729      13,329        5.0     10.4     92.5     90.0
   Chalk Point CT 5        107      107        76.4      125.5    12,678      12,060        6.5     12.4     93.7     87.0
   Chalk Point CT 6        107      107        73.6      125.5    12,463      12,060        6.2     12.4     90.2     87.0
   SMECO CT                 84       84        39.3       80.9    13,894      12,900        5.1     10.3     85.8     92.0

   Dickerson Unit 1        182      182     1,072.0    1,246.3     9,754       9,550       67.2     78.2     82.8     90.0
   Dickerson Unit 2        182      182     1,110.0    1,246.3     9,652       9,550       69.5     78.2     86.1     90.0
   Dickerson Unit 3        182      182     1,086.3    1,246.3     9,522       9,550       68.1     78.2     83.1     90.0
   Dickerson CT D1          13       13         0.7        3.1    17,686      14,032        0.7      2.7     81.3     90.0
   Dickerson CT H1         139      139        45.9      160.8    12,681      11,867        3.6     11.8     55.5     90.0
   Dickerson CT H2         139      139        72.8      160.8    13,058      11,867        5.6     11.8     83.6     90.0

   Morgantown Unit 1       582      582     3,692.8    3,947.7     9,339       9,067       72.3     77.4     85.9     87.0
   Morgantown Unit 2       582      582     3,659.2    3,947.7     9,209       9,067       71.7     77.4     84.5     87.0
   Morgantown CTs 1-2       32       32         3.5        6.6    19,474      15,257        1.2      2.0     94.3     91.0
   Morgantown CTs 3-6      216      216        47.4       58.2    17,401      13,212        2.3      2.7     85.6     89.0

   Potomac River Unit 1     88       88       225.4      476.0    13,762      12,375       29.1     61.7     88.2     91.0
   Potomac River Unit 2     88       88       255.0      476.0    13,138      12,375       33.1     61.7     87.7     90.0
   Potomac River Unit 3    102      102       532.2      655.7    10,425       9,988       59.5     73.4     89.0     90.0
   Potomac River Unit 4    102      102       550.3      655.7    10,285       9,988       61.6     73.4     90.0     89.0
   Potomac River Unit 5    102      102       527.7      655.7    10,441       9,988       59.0     73.4     88.3     90.0

Mirant California
   Contra Costa Unit 6     340      340       952.8    1,020.4    10,098       9,861       32.0     34.3     79.4     86.0
   Contra Costa Unit 7     340      340     1,006.5    1,020.4    10,122       9,861       33.9     34.3     86.0     86.0

   Pittsburg Unit 1        150      150       178.3      245.6    12,511      10,800       12.8     18.7     80.9     78.0
   Pittsburg Unit 2        150      150       190.4      245.6    12,620      10,800       13.8     18.7     68.0     78.0
   Pittsburg Unit 3        150      150       115.1      245.6    12,737      10,800        8.3     18.7     54.1     78.0
   Pittsburg Unit 4        150      150       124.6      245.6    12,581      10,800        9.0     18.7     65.5     78.0
   Pittsburg Unit 5        325      325       776.1      878.4    10,709       9,940       27.3     30.9     72.2     83.0
   Pittsburg Unit 6        325      325       860.5      861.1    10,541      10,200       30.3     30.2     81.1     83.0
   Pittsburg Unit 7        682      682     2,078.2    2,019.6    10,408       9,682       34.2     33.8     79.4     83.0

   Potrero Unit 3          206      206       873.3      490.7    10,456      10,300       50.1     27.2     81.6     82.0
   Potrero Unit 4           48       48        18.9       13.7    13,461      14,018        4.8      3.0     89.6     95.0
   Potrero Unit 5           48       48        20.7       13.7    13,463      14,018        5.0      3.0     94.3     95.0
   Potrero Unit 6           48       48        21.5       13.7    13,185      14,018        5.1      3.0     92.9     95.0

                                  Exhibit A-10
                               Operating History
                          Mirant Generation Facilities
                            (Historical/Projected)(1)

                                                                                                                    Equivalent
                          Net Capability                                Annual Average            Capacity         Availability
                              Rating            Generation                 Heat Rate               Factor             Factor
                             (MW) (2)              (GWh)                 (Btu/kWh) (3)               (%)                (%)
                         ---------------    --------------------      ------------------      -----------------   ---------------
                         (Hist)   (Proj)    (Hist)       (Proj)       (Hist)      (Proj)      (Hist)     (Proj)   (Hist)   (Proj)
Mirant Mid-Atlantic
Mirant New York
   Bowline Unit 1          604      607     1,408.6      1,308.6      10,544      10,063       26.4       24.6     81.9     79.2
   Bowline Unit 2          601      605       649.0      1,241.3      10,866      10,067       12.5       23.4     91.1     79.2

   Lovett Unit 3            69       67        67.9        110.0      12,064      11,118       11.6       18.7     97.5     84.0
   Lovett Unit 4           175      172       987.1        787.0      10,777      10,982       63.7       52.2     80.6     84.0
   Lovett Unit 5           195      193     1,022.8        855.3      10,948      11,042       59.3       50.6     81.4     84.0

   Hillburn                 36(4)    36        10.2          3.9      21,020(5)   15,546        3.9(5)     1.2     82.9(6)  95.2
   Shoemaker                40(4)    40         7.2          4.2      20,991(5)   15,558        0.5(5)     1.2     95.0(6)  95.2
   Mongaup 1-4               4(4)     4        10.0         13.7          --          --       30.0(5)    39.1     97.0(8)   N/A
   Swinging Bridge 1         5(4)     5         8.5         10.7(7)       --          --       24.9(5)    24.4(7)  94.0(8)   N/A
   Swinging Bridge 2         8(4)     8         4.0          5.0(7)       --          --        9.8(5)     7.1(7)  93.5(8)   N/A
   Rio 1 & 2                10(4)    10        26.1         32.1          --          --       34.2(5)    36.6     99.0(8)   N/A
   Grahamsville             17(4)    17        93.2         99.5          --          --       69.4(5)    66.8     82.5(8)   N/A

Mirant New England
   Canal Unit 1            559      559     2,791.3      1,451.5       9,451       9,334       58.4       29.5     76.8     79.0
   Canal Unit 2            553      553     1,996.3      1,216.0      10,551       9,872       40.9       24.9     74.1     79.0

   Kendall Unit 1           17       18        13.1(9)       2.9(7)   11,515(10)  13,215        8.6        1.8(7)  88.2     88.0
   Kendall Unit 2           20       19        84.6(9)      18.5(7)   11,515(10)  13,215       45.9       11.1(7)  96.4     88.0
   Kendall Unit 3           26       26         6.1(9)       1.4(7)   11,515(10)  13,215        2.8        0.6(7)  91.7     88.0
   Kendall CT 1             15       17         2.4(9)      10.0      13,937(11)  14,973        0.9(9)     6.7     97.8(9)  96.0
   Kendall CT 2             15       17         1.0(9)      10.0      13,937(11)  14,973        0.8(9)     6.7     99.1(9)  96.0

Mirant Texas
   Bosque Unit 1 (12)      154      154       236.6(13)    228.7      11,531(13)  11,264       34.8(13)   17.0      N/A     95.2
   Bosque Unit 2 (12)      154      154       236.6(13)    212.0      11,531(13)  11,284       34.8(13)   15.7      N/A     95.2
   Bosque Unit 3           N/A      236         N/A      1,265.4         N/A       7,380        N/A       61.2      N/A     93.0

State Line Energy
   State Line Unit 3       189      197       752.4      1,007.2      10,576      10,090       50.2       58.4     73.3     80.0
   State Line Unit 4       306      318     1,123.2      1,585.1      10,078      10,142       45.5       56.9     60.0     80.0

Mirant Wisconsin
   Neenah Unit 1-2 (14)    309      309       159.2         74.3      11,539      11,396        9.1        2.8     97.8     96.0

--------------------
(1) Historical values represent five-year averages except where noted. Projected values represent 20-year averages. Projected generation, heat rate, and capacity factor have been projected by PA Consulting.
(2)   Summer ratings.
(3) Annual average; based on load levels projected by PA Consulting. Variances in projected annual average heat rates from historical heat rates for some units are due to increase in hours of operation at more efficient, full-load levels projected by PA Consulting.
(4)   Represents 1998 only.
(5)   Represents 1996, 1997, and 2000 only.
(6)   Represents 1996, 1997, July through December 1999, and 2000 only.
(7)   Breakdown by unit estimated based on historical generation.
(8)   Represents July through December 1999 and 2000 only.
(9)   Represents 1999 and 2000 only.
(10)  Represents average for Kendall Units 1, 2 and 3.
(11)  Represents average for Kendall CTs 1 and 2.
(12)  Represents July through December 2000 only.
(13)  Represents average for Bosque Units 1 and 2.
(14)  Represents May through December 2000 only.